UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: October 31
Date of reporting period: April 30, 2011

Item 1.	Reports to Stockholders.
Semiannual Report

Semiannual Report

Columbia
Absolute Return Currency and Income Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Absolute Return Currency and Income Fund seeks to provide shareholders with positive absolute return.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	25

Proxy Voting	39

Approval of Investment Management Services Agreement	39

Results of Meeting of Shareholders	40

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares gained 1.20% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund outperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index, which rose 0.07% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	6 months*	1 year	3 years	inception**
Columbia Absolute Return Currency and Income Fund Class A (excluding sales charge)	+1.20%	+0.90%	+1.70%	+2.77%

Citigroup 3-month U.S. Treasury Bill Index(1) (unmanaged)	+0.07%	+0.15%	+0.43%	+1.93%

*	Not annualized.

**	Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index is from July 1, 2006.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)	The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	inception
Class A (inception 6/15/06)	+1.20%	+0.90%	+1.70%	+2.77%

Class B (inception 6/15/06)	+0.71%	+0.10%	+0.91%	+2.05%

Class C (inception 6/15/06)	+0.81%	+0.10%	+0.90%	+2.06%

Class I (inception 6/15/06)	+1.49%	+1.39%	+2.12%	+3.21%

Class W (inception 12/1/06)	+1.20%	+0.90%	+1.64%	+2.31%

Class Z (inception 9/27/10)	+1.59%	N/A	N/A	+1.17%*

With sales charge
Class A (inception 6/15/06)	-1.83%	-2.13%	+0.67%	+2.13%

Class B (inception 6/15/06)	-4.29%	-4.90%	-0.09%	+1.67%

Class C (inception 6/15/06)	-0.19%	-0.90%	+0.90%	+2.06%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 3.00% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class W, and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

PORTFOLIO BREAKDOWN(1) (at April 30, 2011)

Asset-Backed Securities	2.4%

Commercial Mortgage-Backed Securities	1.8

Corporate Bonds & Notes	1.4

Foreign Government Obligations	1.3

Other(2)	93.1

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

QUALITY BREAKDOWN(1) (at April 30, 2011)

AAA rating	6.2%

AA rating	0.6

A rating	0.1

Non-investment grade	0.0	*

A1/P1/F1 short-term securities	93.1	(2)

*	Rounds to less than 0.1%.
(1)	Percentages indicated are based upon total fixed income securities.
(2)	Represents investments in Columbia Short-Term Cash Fund, an affiliated money market fund.

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager), rates a security using an internal rating system when Moody’s doesn’t provide a rating. Rating for 0.1% of the bond portfolio assets were determined through internal analysis. For short-term securities, A1/P1/F1 represents the rating designation with the highest quality within the Standard and Poor’s, Moody, and Fitch short-term credit rating scales, respectively.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  5

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,012.00	$8.68	1.73%

Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.70	1.73%

Class B

Actual(b)	$1,000	$1,007.10	$12.36	2.47%

Hypothetical (5% return before expenses)	$1,000	$1,012.62	$12.39	2.47%

Class C

Actual(b)	$1,000	$1,008.10	$12.42	2.48%

Hypothetical (5% return before expenses)	$1,000	$1,012.57	$12.44	2.48%

Class I

Actual(b)	$1,000	$1,014.90	$5.48	1.09%

Hypothetical (5% return before expenses)	$1,000	$1,019.50	$5.49	1.09%

Class W

Actual(b)	$1,000	$1,012.00	$8.63	1.72%

Hypothetical (5% return before expenses)	$1,000	$1,016.36	$8.65	1.72%

Class Z

Actual(b)	$1,000	$1,015.90	$5.78	1.15%

Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.79	1.15%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +1.20% for Class A, +0.71% for Class B, +0.81% for Class C, +1.49% for Class I, +1.20% for Class W and +1.59% for Class Z.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  7

Portfolio of Investments

Columbia Absolute Return Currency and Income Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (1.4%)

Agencies (1.3%)
Bank of America Corp. FDIC Government Guaranty(a)
06/22/12	0.509%	$2,000,000	$2,006,380

Brokerage (0.1%)
Lehman Brothers Holdings, Inc. Senior Unsecured(b)
10/22/09	0.000%	640,000	163,200

Total Corporate Bonds & Notes
(Cost: $2,640,009)			$2,169,580

Commercial Mortgage-Backed Securities (1.9%)

GS Mortgage Securities Corp. II(a)(c)(d) Series 2007-EOP Class A2
03/06/20	1.317%	1,200,000	$1,182,278
Series 2007-EOP Class A3
03/06/20	1.535%	1,770,000	1,741,571

Total Commercial Mortgage-Backed Securities
(Cost: $2,926,030)			$2,923,849

Asset-Backed Securities (2.4%)

Countrywide Home Equity Loan Trust Series 2005-H Class 2A (FGIC)(a)
12/15/35	0.459%	120,380	$50,441
Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	1.054%	750,000	697,516
SLM Student Loan Trust(a) Series 2005-5 Class A2
10/25/21	0.354%	623,220	620,731
Series 2005-8 Class A2
07/25/22	0.364%	$819,824	$817,851
Series 2006-A Class A2
12/15/20	0.390%	437,741	437,024
Series 2006-C Class A2
09/15/20	0.360%	443,134	439,540
Series 2007-2 Class A2
07/25/17	0.274%	765,214	759,349

Total Asset-Backed Securities
(Cost: $3,922,258)			$3,822,452

Foreign Government Obligations (1.3%)

UNITED KINGDOM (1.3%)
Royal Bank of Scotland PLC (The) Government Liquid Guaranteed(a)(c)(e)
05/11/12	1.012%	2,000,000	$2,011,876

Total Foreign Government Obligations
(Cost: $2,000,000)			$2,011,876

Shares		Value

Money Market Fund (93.3%)

Columbia Short-Term Cash Fund, 0.195%(f)(g)	146,776,960	$146,776,960

Total Money Market Fund
(Cost: $146,776,960)		$146,776,960

Total Investments
(Cost: $158,265,257)		$157,704,717
Other Assets & Liabilities, Net		(402,633)

Net Assets		$157,302,084

The accompanying Notes to Financial Statements are an integral part of this statement.

8  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Investments in Derivatives
Forward Foreign Currency Exchange Contracts Open at April 30, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
HSBC Securities (USA), Inc.	May 25, 2011	33,635,000 (CHF	)	37,462,966 (USD	)	$—	$(1,426,703)

Barclays Bank PLC	May 25, 2011	28,660,000 (NZD	)	22,839,727 (USD	)	—	(318,066)

J.P. Morgan Securities, Inc.	May 25, 2011	93,021,000 (SEK	)	14,697,699 (USD	)	—	(678,511)

Goldman, Sachs & Co.	May 25, 2011	22,298,538 (USD	)	21,394,000 (AUD	)	1,084,439	—

UBS Securities	May 25, 2011	14,990,688 (USD	)	14,569,000 (CAD	)	399,633	—

HSBC Securities (USA), Inc.	May 25, 2011	37,193,177 (USD	)	204,529,000 (NOK	)	1,739,390	—

Total						$3,223,462	$(2,423,280)

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of April 30, 2011.

(b)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2011, the value of these securities amounted to $163,200, which represents 0.10% of net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $4,935,725 or 3.14% of net assets.

(d)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 1.28% of net assets.

(f)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(g)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$150,791,858	$22,130,065	$(26,144,963)	$—	$146,776,960	$167,853	$146,776,960

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments (continued)

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$2,169,580	$—	$2,169,580
Commercial Mortgage-Backed Securities	—	2,923,849	—	2,923,849
Asset-Backed Securities	—	3,822,452	—	3,822,452
Foreign Government Obligations	—	2,011,876	—	2,011,876

Total Bonds	—	10,927,757	—	10,927,757

Other
Affiliated Money Market Fund	146,776,960	—	—	146,776,960

Total Other	146,776,960	—	—	146,776,960

Investments in Securities	146,776,960	10,927,757	—	157,704,717
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	3,223,462	—	3,223,462
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,423,280)	—	(2,423,280)

Total	$146,776,960	$11,727,939	$—	$158,504,899

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  13

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $11,488,297)	$10,927,757
Affiliated issuers (identified cost $146,776,960)	146,776,960

Total investments (identified cost $158,265,257)	157,704,717
Unrealized appreciation on forward foreign currency exchange contracts	3,223,462
Receivable for:
Capital shares sold	201,711
Investments sold	24,519
Dividends	24,186
Interest	8,742

Total assets	161,187,337

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,423,280
Payable for:
Investments purchased	689,054
Capital shares purchased	627,208
Investment management fees	3,853
Distribution fees	909
Transfer agent fees	68,169
Administration fees	346
Other expenses	72,434

Total liabilities	3,885,253

Net assets applicable to outstanding shares	$157,302,084

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$157,613,859
Excess of distributions over net investment income	(1,082,126)
Accumulated net realized gain	530,709
Unrealized appreciation (depreciation) on:
Investments	(560,540)
Forward foreign currency exchange contracts	800,182

Total — representing net assets applicable to outstanding shares	$157,302,084

Net assets applicable to outstanding shares
Class A	$48,181,371
Class B	$923,375
Class C	$3,827,552
Class I	$36,405,788
Class W	$64,852,971
Class Z	$3,111,027
Shares outstanding
Class A	4,762,804
Class B	93,070
Class C	386,263
Class I	3,555,631
Class W	6,416,660
Class Z	303,583
Net asset value per share
Class A(a)	$10.12
Class B	$9.92
Class C	$9.91
Class I	$10.24
Class W	$10.11
Class Z	$10.25

(a)	The maximum offering price per share for Class A is $10.43. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  15

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Interest	$80,570
Dividends from affiliates	167,853

Total income	248,423

Expenses:
Investment management fees	736,749
Distribution fees
Class A	69,298
Class B	4,740
Class C	22,017
Class W	81,114
Transfer agent fees
Class A	109,188
Class B	1,808
Class C	8,584
Class W	125,103
Class Z	167
Administration fees	66,225
Compensation of board members	1,878
Custodian fees	6,290
Printing and postage fees	32,760
Registration fees	33,670
Professional fees	19,683
Other	2,568

Total expenses	1,321,842

Net investment loss	(1,073,419)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,559
Forward foreign currency exchange contracts	816,482

Net realized gain	830,041
Net change in unrealized appreciation (depreciation) on:
Investments	137,773
Forward foreign currency exchange contracts	2,192,873

Net change in unrealized appreciation	2,330,646

Net realized and unrealized gain	3,160,687

Net increase in net assets resulting from operations	$2,087,268

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment loss	$(1,073,419)	$(2,360,510)
Net realized gain	830,041	7,276,467
Net change in unrealized appreciation (depreciation)	2,330,646	(2,799,721)

Net increase in net assets resulting from operations	2,087,268	2,116,236

Decrease in net assets from share transactions	(14,804,323)	(71,914,891)

Total decrease in net assets	(12,717,055)	(69,798,655)
Net assets at beginning of period	170,019,139	239,817,794

Net assets at end of period	$157,302,084	$170,019,139

Excess of distributions over net investment income	$(1,082,126)	$(8,707)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  17

Statement of Changes in Net Assets (continued)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	508,891	5,139,777	1,663,071	16,677,282
Conversions from Class B	682	6,866	35,650	359,706
Redemptions	(1,966,456)	(19,871,401)	(6,983,449)	(69,908,500)

Net decrease	(1,456,883)	(14,724,758)	(5,284,728)	(52,871,512)

Class B shares
Subscriptions	14,561	144,460	43,555	432,110
Conversions to Class A	(693)	(6,866)	(36,151)	(359,706)
Redemptions	(23,015)	(228,727)	(110,895)	(1,096,703)

Net decrease	(9,147)	(91,133)	(103,491)	(1,024,299)

Class C shares
Subscriptions	26,866	266,347	77,784	768,647
Redemptions	(118,787)	(1,177,281)	(373,130)	(3,691,116)

Net decrease	(91,921)	(910,934)	(295,346)	(2,922,469)

Class I shares
Subscriptions	340,347	3,470,880	1,414,313	14,194,788
Redemptions	(621,760)	(6,364,981)	(476,312)	(4,817,932)

Net increase (decrease)	(281,413)	(2,894,101)	938,001	9,376,856

Class R4 shares
Redemptions	—	—	(1,000)	(10,199)

Net increase (decrease)	—	—	(1,000)	(10,199)

Class R5 shares
Redemptions	—	—	(942)	(9,694)

Net increase (decrease)	—	—	(942)	(9,694)

Class W shares
Subscriptions	1,061,365	10,691,481	2,221,309	22,211,948
Redemptions	(986,673)	(9,956,007)	(4,647,352)	(46,679,746)

Net increase (decrease)	74,692	735,474	(2,426,043)	(24,467,798)

Class Z shares
Subscriptions	302,943	3,088,968	1,405	14,224
Redemptions	(765)	(7,839)	—	—

Net increase	302,178	3,081,129	1,405	14,224

Total net decrease	(1,462,494)	(14,804,323)	(7,172,144)	(71,914,891)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$10.00		$9.93		$9.97		$10.58	$10.09	$9.98

Income from investment operations:
Net investment income (loss)	(0.07)		(0.12)		(0.08)		0.15	0.41	0.12
Net realized and unrealized gain (loss) on investments	0.19		0.19		0.09		(0.22)	0.57	0.11

Total from investment operations	0.12		0.07		0.01		(0.07)	0.98	0.23

Less distributions to shareholders from:
Net investment income	—		—		(.00	)(b)	(0.18)	(0.39)	(0.12)
Net realized gains	—		—		(0.05)		(0.36)	(0.10)	—

Total distributions to shareholders	—		—		(0.05)		(0.54)	(0.49)	(0.12)

Net asset value, end of period	$10.12		$10.00		$9.93		$9.97	$10.58	$10.09

Total return	1.20%		0.71%		0.15%		(0.57% )	9.96% (c)	2.37%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.73%	(e)	1.47%		1.38%		1.39%	1.36%	1.59%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.73%	(e)	1.47%		1.38%		1.39%	1.36%	1.37%	(e)

Net investment income (loss)	(1.43%	)(e)	(1.19%	)	(0.83%	)	1.50%	3.98%	3.89%	(e)

Supplemental data
Net assets, end of period (in thousands)	$48,181		$62,209		$114,238		$175,659	$8,851	$10,054

Portfolio turnover	0%		0%		16%		39%	36%	12%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  19

Financial Highlights (continued)

Class B	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$9.85		$9.85		$9.96	$10.58	$10.09	$9.97

Income from investment operations:
Net investment income (loss)	(0.11)		(0.19)		(0.16)	0.04	0.34	0.09
Net realized and unrealized gain (loss) on investments	0.18		0.19		0.10	(0.18)	0.59	0.12

Total from investment operations	0.07		0.00		(0.06)	(0.14)	0.93	0.21

Less distributions to shareholders from:
Net investment income	—		—		—	(0.12)	(0.34)	(0.09)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)	—

Total distributions to shareholders	—		—		(0.05)	(0.48)	(0.44)	(0.09)

Net asset value, end of period	$9.92		$9.85		$9.85	$9.96	$10.58	$10.09

Total return	0.71%		0.00%	(g)	(0.56% )	(1.35% )	9.38% (c)	2.16%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.47%	(e)	2.23%		2.14%	2.16%	2.10%	2.38%	(e)

Net expenses after fees waived or expenses reimbursed(f)	2.47%	(e)	2.23%		2.14%	2.16%	2.10%	2.16%	(e)

Net investment income (loss)	(2.17%	)(e)	(1.95%	)	(1.59% )	0.38%	3.26%	3.11%	(e)

Supplemental data
Net assets, end of period (in thousands)	$923		$1,006		$2,026	$3,269	$11	$10

Portfolio turnover	0%		0%		16%	39%	36%	12%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Class C	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$9.83		$9.84		$9.95	$10.57	$10.09	$9.97

Income from investment operations:
Net investment income (loss)	(0.11)		(0.19)		(0.16)	0.06	0.34	0.09
Net realized and unrealized gain (loss) on investments	0.19		0.18		0.10	(0.20)	0.58	0.12

Total from investment operations	0.08		(0.01)		(0.06)	(0.14)	0.92	0.21

Less distributions to shareholders from:
Net investment income	—		—		—	(0.12)	(0.34)	(0.09)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)	—

Total distributions to shareholders	—		—		(0.05)	(0.48)	(0.44)	(0.09)

Net asset value, end of period	$9.91		$9.83		$9.84	$9.95	$10.57	$10.09

Total return	0.81%		(0.10%	)	(0.56% )	(1.31% )	9.37% (c)	2.16%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.48%	(e)	2.22%		2.14%	2.15%	2.12%	2.38%	(e)

Net expenses after fees waived or expenses reimbursed(f)	2.48%	(e)	2.22%		2.14%	2.15%	2.12%	2.16%	(e)

Net investment income (loss)	(2.18%	)(e)	(1.94%	)	(1.60% )	0.66%	3.42%	3.11%	(e)

Supplemental data
Net assets, end of period (in thousands)	$3,828		$4,703		$7,609	$9,463	$220	$10

Portfolio turnover	0%		0%		16%	39%	36%	12%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  21

Financial Highlights (continued)

Class I	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$10.09		$9.98		$9.98	$10.59	$10.10	$9.98

Income from investment operations:
Net investment income (loss)	(0.04)		(0.08)		(0.04)	0.21	0.44	0.13
Net realized and unrealized gain (loss) on investments	0.19		0.19		0.10	(0.24)	0.59	0.12

Total from investment operations	0.15		0.11		0.06	(0.03)	1.03	0.25

Less distributions to shareholders from:
Net investment income	—		—		(0.01)	(0.22)	(0.44)	(0.13)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)	—

Total distributions to shareholders	—		—		(0.06)	(0.58)	(0.54)	(0.13)

Net asset value, end of period	$10.24		$10.09		$9.98	$9.98	$10.59	$10.10

Total return	1.49%		1.10%		0.56%	(0.25% )	10.49% (c)	2.56%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.09%	(e)	1.07%		1.01%	1.03%	1.07%	1.34%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.09%	(e)	1.07%		1.01%	1.03%	1.07%	1.12%	(e)

Net investment income (loss)	(0.79%	)(e)	(0.79%	)	(0.40% )	2.10%	4.30%	4.37%	(e)

Supplemental data
Net assets, end of period (in thousands)	$36,406		$38,718		$28,926	$202,106	$121,970	$68,130

Portfolio turnover	0%		0%		16%	39%	36%	12%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Class W	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009	2008	2007(h)
	(Unaudited)
Net asset value, beginning of period	$9.99		$9.92		$9.97	$10.58	$10.13

Income from investment operations:
Net investment income (loss)	(0.07)		(0.12)		(0.08)	0.11	0.36
Net realized and unrealized gain on investments	0.19		0.19		0.08	(0.19)	0.55

Total from investment operations	0.12		0.07		0.00	(0.08)	0.91

Less distributions to shareholders from:
Net investment income	—		—		—	(0.17)	(0.36)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)

Total distributions to shareholders	—		—		(0.05)	(0.53)	(0.46)

Net asset value, end of period	$10.11		$9.99		$9.92	$9.97	$10.58

Total return	1.20%		0.71%		0.04%	(0.66% )	9.21%	(c)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.72%	(e)	1.51%		1.46%	1.50%	1.54%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.72%	(e)	1.51%		1.46%	1.50%	1.54%	(e)

Net investment income (loss)	(1.42%	)(e)	(1.23%	)	(0.86% )	1.09%	3.88%	(e)

Supplemental data
Net assets, end of period (in thousands)	$64,853		$63,369		$87,000	$303,933	$5

Portfolio turnover	0%		0%		16%	39%	36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  23

Financial Highlights (continued)

	Six months ended
Class Z	April 30, 2011		Year ended
Per share data	(Unaudited)		Oct. 31, 2010(i)
Net asset value, beginning of period	$10.09		$10.18

Income from investment operations:
Net investment loss	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	0.20		(0.08)

Total from investment operations	0.16		(0.09)

Net asset value, end of period	$10.25		$10.09

Total return	1.59%		(0.88%	)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.15%	(e)	1.54%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.15%	(e)	1.54%	(e)

Net investment loss	(0.87%	)(e)	(1.20%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$3,111		$14

Portfolio turnover	0%		0%

Notes to Financial Highlights

(a)	For the period from June 15, 2006 (when shares became available) to October 31, 2006.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(g)	Rounds to less than 0.01%.
(h)	For the period from December 1, 2006 (when shares became available) to October 31, 2007.
(i)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1.	Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  25

Notes to Financial Statements (continued)

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

26  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  27

Notes to Financial Statements (continued)

also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another, and to take long and short currency positions as part of an absolute return strategy.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the

28  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2011

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Risk Exposure	and Liabilities		and Liabilities
Category	Location	Fair Value	Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$3,223,462	Unrealized depreciation on forward foreign currency exchange contracts	$2,423,280

Effect of Derivative Instruments in the Statement of Operations
for the Six Months Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign Currency
Risk Exposure Category	Exchange Contracts
Foreign exchange contracts	$816,482

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency
Risk Exposure Category	Exchange Contracts
Foreign exchange contracts	$2,192,873

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts
Opened
Forward foreign currency exchange contracts	160

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  29

Notes to Financial Statements (continued)

noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend.

30  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The management fee for the six months ended April 30, 2011 was 0.89% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, Columbia Management Investment Advisers, LLC serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, other expenses paid to this company were $8.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements (continued)

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.39%
Class B	0.38
Class C	0.39
Class W	0.39
Class Z	0.07

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the

32  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $62,000 and $21,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $5,833 for Class A, $57 for Class B and $58 for Class C for the six months ended April 30, 2011.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $158,265,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,000
Unrealized depreciation	(604,000)

Net unrealized depreciation	$(561,000)

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$1,692,023

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5.	Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $9,687,567, respectively, for the six months ended April 30, 2011.

Note 6.	Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7.	Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares.

Note 8.	Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than

34  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 9.	Significant Risks

Foreign Currency Risk
The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Geographic Concentration Risk
The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Counterparty Risk
Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

Note 10.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light

36  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) of Columbia Absolute Return Currency and Income Fund (the Fund) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on Feb. 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Global Series, Inc., on behalf of the Fund, on Dec. 28, 2010, and is incorporated herein by reference.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  39

Results of Meeting of Shareholders

Columbia Absolute Return Currency and Income Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,817,669,100.658	48,013,074.701	0.000	0.000
02	Edward J. Boudreau, Jr.	1,817,929,714.017	47,752,461.342	0.000	0.000
03	Pamela G. Carlton	1,818,407,025.124	47,275,150.235	0.000	0.000
04	William P. Carmichael	1,816,788,150.238	48,894,025.121	0.000	0.000
05	Patricia M. Flynn	1,819,236,829.523	46,445,345.836	0.000	0.000
06	William A. Hawkins	1,817,400,660.894	48,281,514.465	0.000	0.000
07	R. Glenn Hilliard	1,817,684,775.513	47,997,399.846	0.000	0.000
08	Stephen R. Lewis, Jr.	1,817,358,614.376	48,323,560.983	0.000	0.000
09	John F. Maher	1,819,011,976.785	46,670,198.574	0.000	0.000
10	John J. Nagorniak	1,817,790,462.054	47,891,713.305	0.000	0.000
11	Catherine James Paglia	1,818,829,769.236	46,852,406.123	0.000	0.000
12	Leroy C. Richie	1,817,440,215.921	48,241,959.438	0.000	0.000
13	Anthony M. Santomero	1,817,899,297.744	47,782,877.615	0.000	0.000
14	Minor M. Shaw	1,818,527,731.929	47,154,443.430	0.000	0.000
15	Alison Taunton-Rigby	1,817,270,437.499	48,411,737.860	0.000	0.000
16	William F. Truscott	1,818,341,017.769	47,341,157.590	0.000	0.000

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the election of directors.

Proposal 2. To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,794,994,933.315	39,083,879.603	31,603,190.771	171.670

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the amendment to the Articles of Incorporation.

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
100,880,447.750	1,933,294.369	2,664,945.374	57,237,816.170

40  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
100,815,809.624	2,207,267.605	2,455,610.265	57,237,816.170

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 SEMIANNUAL REPORT  41

Columbia Absolute Return Currency and Income Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6512 F (6/11)

Semiannual Report

Columbia
Asia Pacific ex-Japan Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Asia Pacific ex-Japan Fund seeks to provide shareholders with long-term capital growth.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	7

Portfolio of Investments	9

Statement of Assets and Liabilities	18

Statement of Operations	20

Statement of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	30

Proxy Voting	45

Approval of Investment Management Services Agreement	45

Approval of the Subadvisory Agreement	45

Results of Meeting of Shareholders	46

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares gained 9.83% for six months ended April 30, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Ex-Japan Index, which advanced 11.48% for the six-month period.

>	The Fund outperformed the Lipper Pacific Region Ex-Japan Funds Index, representing the Fund’s peer group, which increased 8.96% over the same timeframe.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
inception
	6 months*	1 year	7/15/2009*
Columbia Asia Pacific ex-Japan Fund Class R5 (excluding sales charge)	+9.83%	+22.05%	+26.25%

MSCI AC Asia Pacific Ex-Japan Index(1) (unmanaged)	+11.48%	+21.88%	+31.42%

Lipper Pacific Region Ex-Japan Funds Index(2) (unmanaged)	+8.96%	+24.11%	+30.30%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

Class R5 shares are not subject to a sales charge. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Ex-Japan Index, an unmanaged index, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following countries: Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, Singapore, Taiwan and Thailand.
(2)	Lipper Pacific Region Ex-Japan Funds Index includes the 10 largest Pacific Region Ex-Japan funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	inception
Class A (inception 9/27/10)	+9.65%	N/A	+13.52	%*

Class C (inception 9/27/10)	+9.22%	N/A	+12.99	%*

Class I (inception 9/27/10)	+9.86%	N/A	+13.73	%*

Class R (inception 9/27/10)	+9.44%	N/A	+13.30	%*

Class R5 (inception 7/15/09)	+9.83%	+22.05%	+26.25%

Class Z (inception 9/27/10)	+9.85%	N/A	+13.73	%*

With sales charge
Class A (inception 9/27/10)	+3.35%	N/A	+6.99	%*

Class C (inception 9/27/10)	+8.22%	N/A	+11.99	%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges (CDSC). If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R5 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2011)

Australia	15.6%

Bermuda	2.5

Cayman Islands	8.5

China	10.4

Hong Kong	11.2

India	7.4

Indonesia	3.6

Korea	18.7

Luxembourg	0.3

Malaysia	3.3

Philippines	0.7

Singapore	2.1

Taiwan	11.9

Thailand	3.7

Other(2)	0.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

TOP TEN HOLDINGS(1) (at April 30, 2011)

Samsung Electronics Co., Ltd. (Korea)	3.8%

BHP Billiton Ltd. (Australia)	3.7

CNOOC Ltd. (Hong Kong)	2.7

Australia & New Zealand Banking Group Ltd. (Australia)	2.3

Rio Tinto Ltd. (Australia)	2.0

Hyundai Mobis (Korea)	1.9

LG Chem Ltd. (Korea)	1.9

China Construction Bank Corp., Series H (China)	1.8

Formosa Plastics Corp. (Taiwan)	1.8

Hyundai Motor Co. (Korea)	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,096.50	$7.21	1.38%

Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.94	1.38%

Class C

Actual(b)	$1,000	$1,092.20	$11.21	2.15%

Hypothetical (5% return before expenses)	$1,000	$1,014.21	$10.80	2.15%

Class I

Actual(b)	$1,000	$1,098.60	$5.08	.97%

Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.89	.97%

Class R

Actual(b)	$1,000	$1,094.40	$8.93	1.71%

Hypothetical (5% return before expenses)	$1,000	$1,016.40	$8.60	1.71%

Class R5

Actual(b)	$1,000	$1,098.30	$5.02	.96%

Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.84	.96%

Class Z

Actual(b)	$1,000	$1,098.50	$6.28	1.20%

Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.04	1.20%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +9.65% for Class A, +9.22% for Class C, +9.86% for Class I, +9.44% for Class R, +9.83% for Class R5 and +9.85% for Class Z.

8  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Columbia Asia Pacific ex-Japan Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.9%)

AUSTRALIA (15.5%)
Australia & New Zealand Banking Group Ltd.(a)	415,728	$11,073,863
BHP Billiton Ltd.(a)(b)	351,293	17,785,822
Commonwealth Bank of Australia(a)	62,491	3,689,019
CSL Ltd.(a)	61,318	2,313,866
Iluka Resources Ltd.(a)	193,760	2,666,035
Macquarie Group Ltd.(a)	115,071	4,448,775
Myer Holdings Ltd.(a)(b)	654,434	2,272,754
Newcrest Mining Ltd.(a)	170,269	7,754,872
QBE Insurance Group Ltd.(a)(b)	64,512	1,325,349
Rio Tinto Ltd.(a)(b)	105,600	9,559,508
Santos Ltd.(a)	155,391	2,582,359
Telstra Corp., Ltd.(a)	1,107,960	3,538,939
Wesfarmers Ltd.(a)	150,945	5,529,657

Total		74,540,818

BERMUDA (2.5%)
China Yurun Food Group Ltd.(a)	807,000	2,965,086
Li & Fung Ltd.(a)	978,000	5,005,290
Noble Group Ltd.(a)	2,201,000	4,021,270

Total		11,991,646

CAYMAN ISLANDS (8.4%)
AAC Acoustic Technologies Holdings, Inc.(a)	1,306,000	3,420,681
Agile Property Holdings Ltd.(a)(b)	2,450,000	3,996,125
Ajisen China Holdings Ltd.(a)	992,000	1,981,988
Comba Telecom Systems Holdings Ltd.(a)(b)	1,106,900	1,386,136
Ctrip.com International Ltd., ADR(a)(c)	57,387	2,795,895
ENN Energy Holdings Ltd.(a)(b)	1,252,000	4,309,851
Focus Media Holding Ltd., ADR(a)(c)	134,600	4,731,190
International Mining Machinery Holdings Ltd.(a)(c)	1,248,000	1,287,947
Mongolian Mining Corp.(a)(c)	1,655,500	1,943,710
New Oriental Education & Technology Group, ADR(a)(c)	22,069	2,750,680
Sands China Ltd.(a)(c)	1,662,800	4,672,271
Sany Heavy Equipment International Holdings Co., Ltd.(a)(b)	1,555,000	2,765,468
Tencent Holdings Ltd.(a)	159,900	4,565,804

Total		40,607,746

CHINA (10.3%)
Agricultural Bank of China Ltd., Series H(a)(b)(c)	7,282,000	4,312,058
Bank of China Ltd., Series H(a)	7,874,899	4,358,627
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., Series H(a)(b)(c)	1,016,000	2,694,943
China Construction Bank Corp., Series H(a)	9,183,380	8,695,946
China National Building Material Co., Ltd., Series H(a)(b)	2,000,000	4,232,414
Dongfang Electric Corp., Ltd., Series H(a)	541,600	1,779,027
Dongfeng Motor Group Co., Ltd., Series H(a)(b)	2,204,000	3,449,317
Harbin Power Equipment Co., Ltd., Series H(a)(b)	1,412,000	1,361,936
PetroChina Co., Ltd., Series H(a)	2,706,000	3,928,030
Ping An Insurance Group Co., Series H(a)	512,500	5,587,769
Yanzhou Coal Mining Co., Ltd., Series H(a)	1,492,000	5,868,797
Zhuzhou CSR Times Electric Co., Ltd., Series H(a)	806,000	3,196,734

Total		49,465,598

HONG KONG (11.2%)
BOC Hong Kong Holdings Ltd.(a)	1,059,000	3,329,002
Cathay Pacific Airways Ltd.(a)	1,150,000	2,873,608
Cheung Kong Holdings Ltd.(a)	218,000	3,440,574
China Mobile Ltd.(a)	250,500	2,304,220
China Unicom Hong Kong Ltd.(a)	1,170,000	2,392,988
CNOOC Ltd.(a)	5,266,000	13,089,050
Hang Lung Properties Ltd.(a)	554,000	2,470,369

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

HONG KONG (cont.)
Hong Kong Exchanges and Clearing Ltd.(a)	166,900	$3,816,681
Hutchison Whampoa Ltd.(a)	435,000	4,974,884
Sun Hung Kai Properties Ltd.(a)	265,974	4,165,818
Swire Pacific Ltd., Series A(a)	397,500	6,083,809
Wharf Holdings Ltd.(a)	642,900	4,717,777

Total		53,658,780

INDIA (7.4%)
Bharat Heavy Electricals Ltd.(a)	52,999	2,400,740
HDFC Bank Ltd.(a)	67,667	3,513,296
ICICI Bank Ltd., ADR(a)	93,781	4,726,562
Infosys Technologies Ltd.(a)	8,311	546,377
Infosys Technologies Ltd., ADR(a)	30,972	2,018,755
ITC Ltd.(a)	1,252,167	5,457,864
Jaiprakash Associates Ltd.(a)	286,674	601,873
Larsen & Toubro Ltd.(a)	56,581	2,044,485
Maruti Suzuki India Ltd.(a)	88,448	2,640,492
Reliance Industries Ltd.(a)	87,516	1,946,136
Reliance Industries Ltd., GDR(a)(d)	5,578	245,990
State Bank of India(a)	17,839	1,133,608
State Bank of India, GDR(a)(d)	21,834	2,991,258
Tata Consultancy Services Ltd.(a)	200,312	5,282,338

Total		35,549,774

INDONESIA (3.5%)
Astra International Tbk PT(a)	582,500	3,828,393
Bank Mandiri Tbk PT(a)	4,514,316	3,775,660
Bank Rakyat Indonesia Persero Tbk PT(a)	3,988,000	3,011,042
Bumi Resources Tbk PT(a)	6,270,500	2,519,663
Perusahaan Gas Negara PT(a)	2,223,000	1,041,092
Semen Gresik Persero Tbk PT(a)	2,522,500	2,802,645

Total		16,978,495

KOREA (18.6%)
Amorepacific Corp.(a)	2,520	2,539,635
Hana Financial Group, Inc.(a)	114,710	4,867,000
Hana Tour Service, Inc.(a)	37,337	1,502,720
Hynix Semiconductor, Inc.(a)	58,700	1,856,095
Hyundai Department Store Co., Ltd.(a)	19,497	2,860,537
Hyundai Heavy Industries Co., Ltd.(a)	12,093	6,048,241
Hyundai Mobis(a)	27,480	9,217,023
Hyundai Motor Co.(a)	34,416	7,938,023
Hyundai Steel Co.(a)	17,180	2,188,595
LG Chem Ltd.(a)	18,014	8,949,682
LG Display Co., Ltd.(a)	70,880	2,542,539
LG Household & Health Care Ltd.(a)	4,984	2,004,483
POSCO(a)	5,444	2,389,021
Samsung Electronics Co., Ltd.(a)	21,763	18,178,216
Samsung Engineering Co., Ltd.(a)	34,211	7,608,464
Samsung Heavy Industries Co., Ltd.(a)	76,480	3,467,267
Shinhan Financial Group Co., Ltd.(a)	110,943	5,442,653

Total		89,600,194

MALAYSIA (3.3%)
Axiata Group Bhd(a)(c)	1,783,100	2,953,593
CIMB Group Holdings Bhd(a)	1,806,100	5,000,029
Genting Bhd(a)	1,374,500	5,390,283
Petronas Chemicals Group Bhd(a)(c)	987,500	2,410,407

Total		15,754,312

PHILIPPINES (0.7%)
Ayala Corp.(a)	353,190	3,230,671

SINGAPORE (2.0%)
Hutchison Port Holdings Trust Unit(a)(c)	43,500	40,020
Oversea-Chinese Banking Corp., Ltd.(a)	483,459	3,775,441
Singapore Airlines Ltd.(a)	288,000	3,317,508
United Overseas Bank Ltd.(a)	169,108	2,713,316

Total		9,846,285

TAIWAN (11.8%)
Chinatrust Financial Holding Co., Ltd.(a)	4,768,174	4,380,722
Delta Electronics, Inc.(a)	517,000	2,314,265
Formosa Chemicals & Fibre Corp.(a)	1,648,000	6,664,303
Formosa Plastics Corp.(a)	2,078,000	8,509,706
Fubon Financial Holding Co., Ltd.(a)	3,043,491	4,470,793
Hon Hai Precision Industry Co., Ltd.(a)	1,337,080	5,077,592
HTC Corp.(a)	89,000	4,050,985

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

TAIWAN (cont.)
Synnex Technology International Corp.(a)	804,861	$2,057,580
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	1,825,000	4,720,337
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	486,090	6,562,215
Tripod Technology Corp.(a)	577,000	2,734,082
Unimicron Technology Corp.(a)	1,765,000	2,911,614
Yuanta Financial Holding Co., Ltd.(a)	3,474,000	2,417,731

Total		56,871,925

THAILAND (3.7%)
Bangkok Bank PCL, NVDR(a)	790,600	4,508,466
Banpu PCL(a)	142,950	3,580,201
PTT PCL(a)	193,000	2,429,138
Siam Commercial Bank PCL(a)	1,855,600	7,221,681

Total		17,739,486

Total Common Stocks
(Cost: $394,792,073)		$475,835,730

Exchange-Traded Notes (0.4%)

LUXEMBOURG (0.4%)
CSI 300 Banks Index ETF(a)(c)	1,494,000	$1,613,991

Total Exchange-Traded Notes
(Cost: $1,657,895)		$1,613,991

Money Market Fund (0.1%)

Columbia Short-Term Cash Fund, 0.195%(e)(f)	602,107	$602,107

Total Money Market Fund
(Cost: $602,107)		$602,107

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (5.2%)

Asset-Backed Commercial Paper (0.2%)
Cancara Asset Securitisation LLC
05/09/11	0.220%	$999,835	$999,835

Repurchase Agreements (5.0%)
Cantor Fitzgerald & Co. dated 04/29/11, matures 05/02/11, repurchase price $15,000,088(g)
	0.070%	15,000,000	15,000,000
HSBC Securities, Inc. dated 04/29/11, matures 05/02/11, repurchase price $97,814(g)
	0.030%	97,814	97,814
Mizuho Securities USA, Inc. dated 04/29/11, matures 05/02/11, repurchase price $4,000,023(g)
	0.070%	4,000,000	4,000,000
Nomura Securities dated 04/29/11, matures 05/02/11, repurchase price $5,000,025(g)
	0.060%	5,000,000	5,000,000

Total			24,097,814

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $25,097,649)			$25,097,649

Total Investments
(Cost: $422,149,724)			$503,149,477
Other Assets & Liabilities, Net			(22,183,408)

Net Assets			$480,966,069

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of
Industry	Net Assets	Value
Airlines	1.3%	$6,191,116
Auto Components	1.9	9,217,023
Automobiles	3.7	17,856,225
Biotechnology	0.5	2,313,866
Capital Markets	1.4	6,866,506
Chemicals	5.5	26,534,097
Commercial Banks	19.3	92,519,248
Communications Equipment	1.8	8,857,802
Construction & Engineering	2.0	9,652,949
Construction Materials	1.5	7,035,059
Distributors	1.0	5,005,290
Diversified Consumer Services	0.6	2,750,680
Diversified Financial Services	2.4	11,518,145
Diversified Telecommunication Services	1.2	5,931,927
Electrical Equipment	1.8	8,738,437
Electronic Equipment, Instruments & Components	3.7	17,637,672
Food & Staples Retailing	1.2	5,529,657
Food Products	0.6	2,965,086
Gas Utilities	1.1	5,350,943
Hotels, Restaurants & Leisure	3.4	16,343,157
Household Products	0.4	2,004,483
Industrial Conglomerates	1.2	5,576,757
Insurance	1.4	6,913,118
Internet Software & Services	0.9	4,565,804
IT Services	1.6	7,847,471
Machinery	3.4	16,263,867
Media	1.0	4,731,190
Metals & Mining	9.3	44,287,563
Multiline Retail	1.1	5,133,291
Oil, Gas & Consumable Fuels	7.6	36,189,363
Personal Products	0.5	2,539,635
Real Estate Management & Development	5.2	24,874,473
Semiconductors & Semiconductor Equipment	6.5	31,316,863
Tobacco	1.1	5,457,864
Trading Companies & Distributors	0.8	4,021,270
Transportation Infrastructure	0.0*	40,020
Wireless Telecommunication Services	1.1	5,257,813
Exchange-Traded Notes	0.3	1,613,991
Other(1)	5.3	25,699,756

Total		$503,149,477

(1)	Cash & Cash Equivalents.
*	Rounds to less than 0.1%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 99.27% of net assets.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $3,237,248 or 0.67% of net assets.

(e)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$8,942,891	$111,164,793	$(119,505,577)	$—	$602,107	$10,238	$602,107

(f)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.070%)
Security Description	Value
Fannie Mae Interest Strip	$880,834
Fannie Mae Pool	8,211,927
Fannie Mae Principal Strip	65,275
Fannie Mae REMICS	34,499
Fannie Mae Whole Loan	1,475
Federal Farm Credit Bank	124,631
Federal Home Loan Bank Discount Notes	500
Federal Home Loan Banks	269,112
Federal Home Loan Mortgage Corp	82,020
Federal National Mortgage Association	87,312
Freddie Mac Non Gold Pool	2,994,455
Freddie Mac REMICS	581,148
Freddie Mac Strips	72,579
Ginnie Mae I Pool	108,773

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.070%) (continued)
Security Description	Value
Ginnie Mae II Pool	$655,539
Government National Mortgage Association	193,497
United States Treasury Inflation Indexed Bonds	55,737
United States Treasury Strip Coupon	829,086
United States Treasury Strip Principal	51,601

Total Market Value of Collateral Securities	$15,300,000

HSBC Securities, Inc. (0.030%)
Security Description	Value
Federal Home Loan Banks	$11,427
Federal Home Loan Mortgage Corp	45,096
Federal National Mortgage Association	43,248

Total Market Value of Collateral Securities	$99,771

Mizuho Securities USA, Inc. (0.070%)
Security Description	Value
Fannie Mae Benchmark REMIC	$8,326
Fannie Mae Pool	1,027,365
Fannie Mae REMICS	229,117
Freddie Mac Gold Pool	1,064,930
Freddie Mac Non Gold Pool	16,866
Freddie Mac REMICS	126,544
Ginnie Mae I Pool	1,155,776
Ginnie Mae II Pool	792
Government National Mortgage Association	450,284

Total Market Value of Collateral Securities	$4,080,000

Nomura Securities (0.060%)
Security Description	Value
Ginnie Mae II Pool	$5,100,000

Total Market Value of Collateral Securities	$5,100,000

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$10,277,765	$50,759,091	$—	$61,036,856
Consumer Staples	—	18,496,725	—	18,496,725
Energy	—	36,189,363	—	36,189,363
Financials	4,726,562	137,964,928	—	142,691,490
Health Care	—	2,313,866	—	2,313,866
Industrials	—	50,484,416	—	50,484,416
Information Technology	8,580,970	61,644,641	—	70,225,611
Materials	—	77,856,720	—	77,856,720
Telecommunication Services	—	11,189,740	—	11,189,740
Utilities	—	5,350,943	—	5,350,943

Total Equity Securities	23,585,297	452,250,433	—	475,835,730

Other
Exchange-Traded Notes	—	1,613,991	—	1,613,991
Affiliated Money Market Fund(c)	602,107	—	—	602,107
Investments of Cash Collateral Received for Securities on Loan	—	25,097,649	—	25,097,649

Total Other	602,107	26,711,640	—	27,313,747

Total	$24,187,404	$478,962,073	$—	$503,149,477

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $347,008,816. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  17

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $396,449,968)	$477,449,721
Affiliated issuers (identified cost $602,107)	602,107
Investment of cash collateral received for securities on loan (identified cost $25,097,649)	25,097,649

Total investments (identified cost $422,149,724)	503,149,477
Foreign currency (identified cost $3,039,308)	3,080,104
Receivable for:
Capital shares sold	1,018,492
Investments sold	5,803
Dividends	585,388
Interest	3,063
Reclaims	36,507
Expense reimbursement due from Investment Manager	44

Total assets	507,878,878

Liabilities
Due upon return of securities on loan	25,097,649
Payable for:
Investments purchased	927,173
Capital shares purchased	694,528
Investment management fees	10,392
Distribution fees	4
Transfer agent fees	1,164
Administration fees	1,055
Other expenses	180,844

Total liabilities	26,912,809

Net assets applicable to outstanding shares	$480,966,069

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$372,452,069
Excess of distributions over net investment income	(365,544)
Accumulated net realized gain	27,831,106
Unrealized appreciation (depreciation) on:
Investments	80,999,753
Foreign currency translations	48,685

Total — representing net assets applicable to outstanding shares	$480,966,069

*Value of securities on loan	$23,748,302

Net assets applicable to outstanding shares
Class A	$460,254
Class C	$31,830
Class I	$2,827
Class R	$2,821
Class R5	$479,953,635
Class Z	$514,702
Shares outstanding
Class A	30,644
Class C	2,127
Class I	188
Class R	188
Class R5	31,910,229
Class Z	34,228
Net asset value per share
Class A(a)	$15.02
Class C	$14.96
Class I	$15.04
Class R	$15.01
Class R5	$15.04
Class Z	$15.04

(a)	The maximum offering price per share for Class A is $15.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  19

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$3,527,771
Interest	661
Dividends from affiliates	10,238
Income from securities lending — net	31,244
Foreign taxes withheld	(605,133)

Total income	2,964,781

Expenses:
Investment management fees	1,913,131
Distribution fees
Class A	396
Class C	110
Class R	7
Transfer agent fees
Class A	307
Class C	24
Class R	6
Class R5	42,030
Class Z	39
Administration fees	203,535
Interest expense (Note 9)	20,509
Compensation of board members	5,883
Custodian fees	125,022
Printing and postage fees	59,145
Registration fees	54,218
Professional fees	27,161
Other	7,943

Total expenses	2,459,466
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(105)

Total net expenses	2,459,361

Net investment income	505,420

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$27,872,245
Foreign currency transactions	(69,771)
Forward foreign currency exchange contracts	28,927

Net realized gain	27,831,401
Net change in unrealized appreciation (depreciation) on:
Investments	13,930,686
Foreign currency translations	(5,328)

Net change in unrealized appreciation	13,925,358

Net realized and unrealized gain	41,756,759

Net increase in net assets resulting from operations	$42,262,179

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  21

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010
	(Unaudited)
Operations
Net investment income	$505,420	$2,349,369
Net realized gain	27,831,401	750,675
Net change in unrealized appreciation	13,925,358	65,365,417

Net increase in net assets resulting from operations	42,262,179	68,465,461

Distributions to shareholders from:
Net investment income
Class A	(1,210)	—
Class C	(79)	—
Class I	(16)	—
Class R	(11)	—
Class R5	(3,273,747)	(118,921)
Class Z	(136)	—
Net realized gains
Class A	(247)	—
Class C	(18)	—
Class I	(3)	—
Class R	(3)	—
Class R5	(633,212)	(63,175)
Class Z	(25)	—

Total distributions to shareholders	(3,908,707)	(182,096)

Increase (decrease) in net assets from share transactions	(70,196,986)	390,883,047

Total increase (decrease) in net assets	(31,843,514)	459,166,412
Net assets at beginning of period	512,809,583	53,643,171

Net assets at end of period	$480,966,069	$512,809,583

Undistributed (excess of distributions over) net investment income	$(365,544)	$2,404,235

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	25,386	360,632	5,656	77,422
Distributions reinvested	105	1,439	—	—
Redemptions	(503)	(6,870)	—	—

Net increase	24,988	355,201	5,656	77,422

Class C shares
Subscriptions	1,933	27,296	188	2,500
Distributions reinvested	6	81	—	—

Net increase	1,939	27,377	188	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class I shares
Subscriptions	—	—	188	2,500

Net increase	—	—	188	2,500

Class R shares
Subscriptions	—	—	188	2,500

Net increase	—	—	188	2,500

Class R5 shares
Subscriptions	11,884,356	167,131,608	34,419,023	414,644,441
Distributions reinvested	75,140	1,033,922	2,965	35,163
Redemptions	(17,231,392)	(239,249,437)	(1,938,342)	(23,883,979)

Net increase (decrease)	(5,271,896)	(71,083,907)	32,483,646	390,795,625

Class Z shares
Subscriptions	34,181	506,234	188	2,500
Distributions reinvested	10	143	—	—
Redemptions	(151)	(2,034)	—	—

Net increase	34,040	504,343	188	2,500

Total net increase (decrease)	(5,210,929)	(70,196,986)	32,490,054	390,883,047

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  23

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Six months		Year ended
Class A	ended April 30,		Oct. 31,
Per share data	2011		2010(a)
	(Unaudited)
Net asset value, beginning of period	$13.79		$13.32

Income from investment operations:
Net investment income (loss)	(0.01)		(0.01)
Net realized and unrealized gain on investments	1.34		0.48

Total from investment operations	1.33		0.47

Less distributions to shareholders from:
Net investment income	(0.08)		—
Net realized gains	(0.02)		—

Total distributions to shareholders	(0.10)		—

Net asset value, end of period	$15.02		$13.79

Total return	9.65%		3.53%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.41%	(c)	1.50%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.38%	(c)	1.50%	(c)

Net investment income (loss)	(0.13%	)(c)	(0.95%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$460		$78

Portfolio turnover	34%		21%

See accompanying Notes to Financial Highlights.

24  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

	Six months		Year ended
Class C	ended April 30,		Oct. 31,
Per share data	2011		2010(a)
	(Unaudited)
Net asset value, beginning of period	$13.78		$13.32

Income from investment operations:
Net investment income (loss)	(0.06)		(0.02)
Net realized and unrealized gain on investments	1.33		0.48

Total from investment operations	1.27		0.46

Less distributions to shareholders from:
Net investment income	(0.07)		—
Net realized gains	(0.02)		—

Total distributions to shareholders	(0.09)		—

Net asset value, end of period	$14.96		$13.78

Total return	9.22%		3.45%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.18%	(c)	2.22%	(c)

Net expenses after fees waived or expenses reimbursed(d)	2.15%	(c)	2.22%	(c)

Net investment income (loss)	(0.91%	)(c)	(1.93%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$32		$3

Portfolio turnover	34%		21%

See accompanying Notes to Financial Highlights.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights (continued)

	Six months		Year ended
Class I	ended April 30,		Oct. 31,
Per share data	2011		2010(a)
	(Unaudited)
Net asset value, beginning of period	$13.79		$13.32

Income from investment operations:
Net investment income (loss)	0.02		(0.01)
Net realized and unrealized gain on investments	1.33		0.48

Total from investment operations	1.35		0.47

Less distributions to shareholders from:
Net investment income	(0.08)		—
Net realized gains	(0.02)		—

Total distributions to shareholders	(0.10)		—

Net asset value, end of period	$15.04		$13.79

Total return	9.86%		3.53%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.97%	(c)	1.08%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.97%	(c)	1.08%	(c)

Net investment income (loss)	0.24%	(c)	(0.78%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$3		$3

Portfolio turnover	34%		21%

See accompanying Notes to Financial Highlights.

26  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

	Six months		Year ended
Class R	ended April 30,		Oct. 31,
Per share data	2011		2010(a)
	(Unaudited)
Net asset value, beginning of period	$13.79		$13.32

Income from investment operations:
Net investment income (loss)	(0.04)		(0.02)
Net realized and unrealized gain on investments	1.34		0.49

Total from investment operations	1.30		0.47

Less distributions to shareholders from:
Net investment income	(0.06)		—
Net realized gains	(0.02)		—

Total distributions to shareholders	(0.08)		—

Net asset value, end of period	$15.01		$13.79

Total return	9.44%		3.53%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.95%	(c)	1.73%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.71%	(c)	1.73%	(c)

Net investment income (loss)	(0.51%	)(c)	(1.43%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$3		$3

Portfolio turnover	34%		21%

See accompanying Notes to Financial Highlights.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

	Six months
Class R5	ended April 30,
Per share data	2011		Year ended Oct. 31,
	(Unaudited)		2010	2009(e)
Net asset value, beginning of period	$13.79		$11.42	$10.00

Income from investment operations:
Net investment income	0.01		0.13	0.02
Net realized and unrealized gain on investments	1.34		2.27	1.40

Total from investment operations	1.35		2.40	1.42

Less distributions to shareholders from:
Net investment income	(0.08)		(0.02)	—
Net realized gains	(0.02)		(0.01)	—

Total distributions to shareholders	(0.10)		(0.03)	—

Net asset value, end of period	$15.04		$13.79	$11.42

Total return	9.83%		21.06%	14.20%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.96%	(c)	1.09%	1.67%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.96%	(c)	1.09%	1.15%	(c)

Net investment income	0.20%	(c)	1.09%	0.47%	(c)

Supplemental data
Net assets, end of period (in thousands)	$479,954		$512,721	$53,643

Portfolio turnover	34%		21%	4%

See accompanying Notes to Financial Highlights.

28  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

	Six months		Year ended
Class Z	ended April 30,		Oct. 31,
Per share data	2011		2010(a)
	(Unaudited)
Net asset value, beginning of period	$13.79		$13.32

Income from investment operations:
Net investment income (loss)	0.01		(0.01)
Net realized and unrealized gain on investments	1.34		0.48

Total from investment operations	1.35		0.47

Less distributions to shareholders from:
Net investment income	(0.08)		—
Net realized gains	(0.02)		—

Total distributions to shareholders	(0.10)		—

Net asset value, end of period	$15.04		$13.79

Total return	9.85%		3.53%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.45%	(c)	1.23%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.20%	(c)	1.23%	(c)

Net investment income (loss)	0.08%	(c)	(0.93%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$515		$3

Portfolio turnover	34%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from July 15, 2009 (when shares became available) to October 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  29

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource International Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and

30  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements (continued)

based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the

32  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments at April 30, 2011
At April 30, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign
Currency
Risk Exposure Category	Exchange Contracts
Foreign exchange contracts	$28,927

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency
Risk Exposure Category	Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts Opened
Forward foreign currency exchange contracts	9

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

34  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.800% to 0.570% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country Asia Pacific Ex-Japan Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $94,136 for the six months ended April 30, 2011. The management fee for the six months ended April 30, 2011 was 0.75% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the Fund’s PIA and a decrease to the management fee rates payable at certain asset levels. Furthermore, effective October 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. The fee changes became effective on or about April 1, 2011.

Subadvisory Agreement
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets

36  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, other expenses paid to this company were $122.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.22
Class R	0.46
Class R5	0.02
Class Z	0.18

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,795 for Class A for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving effect to any performance incentive

38  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.10
Class R	1.75
Class R5	1.15
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $422,150,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$85,059,000
Unrealized depreciation	(4,059,000)

Net unrealized appreciation	$81,000,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $167,584,025 and $233,906,027, respectively, for the six months ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $23,748,302 were on loan, secured by cash collateral of $25,097,649 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned

40  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares and Class R shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

that the aggregate amount of the credit facility at no time could exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. For the six month period ended April 30, 2011, the Coulmbia Asia Pacific ex-Japan Fund’s average daily loan balance outstanding on days when borrowing existed was $24,600,000 at a weighted average interest rate of 1.51%.

Note 10. Significant Risks

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asian Pacific Region Risk
Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

Geographic Concentration Risk
Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

42  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the palintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eigth Circuit.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011 and was effective on or about April 1, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource International Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

Approval of the Subadvisory Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Asia Pacific ex-Japan Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), the Subadviser has provided portfolio management and related services for the Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  45

Approval of the Subadvisory Agreement (continued)

At the in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 12-14, 2011 (the “April Meeting”), independent legal counsel reviewed with the independent Board members (the “Independent Directors”) various factors relevant to the Board’s consideration of the Subadvisory Agreement and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Subadvisory Agreement.

Nature, Extent and Quality of Services Provided by the Subadviser:  The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by the Subadviser, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board observed that it has previously approved the Subadviser’s code of ethics (the “Code”) and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the Code and the compliance program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement, including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market

46  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

conditions with the particular investment strategies employed by the portfolio management team.

Additionally, the Board reviewed Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the retention of the Subadviser.

Costs of Services Provided:  The Board reviewed the level of subadvisory fees, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was comparable to those charged by other subadvisers to similar funds managed by the investment manager.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because the Subadviser’s fees are paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and approved at the Board’s meeting in September 2010.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of the Subadvisory Agreement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  47

Results of Meeting of Shareholders

Columbia Asia Pacific ex-Japan Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,211,486,195.106	19,664,741.358	0.00	0.00
02	Edward J. Boudreau, Jr.	1,210,884,778.343	20,266,158.120	0.00	0.00
03	Pamela G. Carlton	1,211,231,326.636	19,919,609.828	0.00	0.00
04	William P. Carmichael	764,357,277.166	466,793,659.297	0.00	0.00
05	Patricia M. Flynn	1,211,538,843.238	19,612,093.225	0.00	0.00
06	William A. Hawkins	1,211,093,902.162	20,057,034.301	0.00	0.00
07	R. Glenn Hilliard	1,211,036,851.205	20,114,085.258	0.00	0.00
08	Stephen R. Lewis, Jr.	1,209,176,999.993	21,973,936.470	0.00	0.00
09	John F. Maher	1,211,293,869.948	19,857,066.515	0.00	0.00
10	John J. Nagorniak	1,211,096,862.698	20,054,073.765	0.00	0.00
11	Catherine James Paglia	1,211,078,976.798	20,071,959.665	0.00	0.00
12	Leroy C. Richie	1,210,695,216.619	20,455,719.845	0.00	0.00
13	Anthony M. Santomero	1,210,827,692.705	20,323,243.758	0.00	0.00
14	Minor M. Shaw	1,211,153,659.923	19,997,276.541	0.00	0.00
15	Alison Taunton-Rigby	1,211,005,073.369	20,145,863.094	0.00	0.00
16	William F. Truscott	1,211,065,058.166	20,085,878.298	0.00	0.00

Proposal 2. To approve the proposed amendment to the Articles of Incorporation of RiverSource International Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,187,433,917.535	30,401,494.635	13,315,490.444	33.850

Proposal 3. To approve a proposed Agreement and Plan of Redomicile.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
454,262,155.982	468,215.160	58,542.650	221,990.960

48  COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
454,201,847.872	521,692.430	65,373.490	221,990.960

*	All dollars of RiverSource International Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 SEMIANNUAL REPORT  49

Columbia Asia Pacific ex-Japan Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6533 C (6/11)

Semiannual Report

Columbia
Emerging Markets Bond Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Emerging Markets Bond Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	8

Portfolio of Investments	10

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	33

Proxy Voting	52

Approval of Investment Management Services Agreement	52

Results of Meeting of Shareholders	53

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Emerging Markets Bond Fund (the Fund) Class A shares gained 1.62% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which fell 1.17% during the same timeframe.

>	The Fund underperformed the Lipper Emerging Markets Debt Funds Index, representing the Fund’s peer group, which advanced 2.15%, during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
inception
	6 months*	1 year	3 years	5 years	2/16/06
Columbia Emerging Markets Bond Fund Class A (excluding sales charge)	+1.62%	+12.87%	+10.90%	+9.67%	+9.11%

J.P. Morgan EMBI-Global(1) (unmanaged)	-1.17%	+9.33%	+8.83%	+8.58%	+8.04%

Lipper Emerging Markets Debt Funds Index(2) (unmanaged)	+2.15%	+11.78%	+8.57%	+8.19%	+7.84%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The J.P. Morgan EMBI-Global, an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Emerging Markets Debt Funds Index includes the 10 largest emerging markets debt funds tracked by Lipper Inc. The index’s returns include reinvested dividends.

4  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	5 years	inception
Class A (inception 2/16/06)	+1.62%	+12.87%	+10.90%	+9.67%	+9.11%

Class B (inception 2/16/06)	+1.31%	+12.01%	+10.07%	+8.83%	+8.30%

Class C (inception 2/16/06)	+1.27%	+12.03%	+10.07%	+8.83%	+8.29%

Class I (inception 2/16/06)	+1.88%	+13.37%	+11.38%	+10.13%	+9.55%

Class R4 (inception 2/16/06)	+1.69%	+12.90%	+11.06%	+9.89%	+9.32%

Class W (inception 12/1/06)	+1.59%	+12.81%	+10.87%	N/A	+9.22%

Class Z (inception 9/27/10)	+1.84%	N/A	N/A	N/A	+4.57%*

With sales charge
Class A (inception 2/16/06)	-3.21%	+7.51%	+9.12%	+8.61%	+8.09%

Class B (inception 2/16/06)	-3.60%	+7.01%	+9.24%	+8.54%	+8.16%

Class C (inception 2/16/06)	+0.29%	+11.03%	+10.07%	+8.83%	+8.29%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R4, Class W and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2011)

Argentina	6.7%

Brazil	9.3

Colombia	5.2

Croatia	0.5

Dominican Republic	2.7

El Salvador	1.0

Hungary	1.1

Indonesia	11.5

Kazakhstan	2.3

Lithuania	1.6

Mexico	7.7

Netherlands	1.4

Nigeria	0.5

Peru	3.2

Philippines	3.5

Qatar	1.3

Russia Federation	10.9

South Africa	0.7

Trinidad and Tobago	1.1

Turkey	5.6

Ukraine	3.0

Uruguay	4.7

Venezuela	8.9

Other(2)	5.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

6  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

QUALITY BREAKDOWN(1) (at April 30, 2011)

AA rating	0.4%

A rating	5.6

BBB rating	39.4

BB rating	34.5

B rating	17.1

Non-rated	3.0

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,016.20	$6.53	1.30%

Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.54	1.30%

Class B

Actual(b)	$1,000	$1,013.10	$10.29	2.05%

Hypothetical (5% return before expenses)	$1,000	$1,014.71	$10.30	2.05%

Class C

Actual(b)	$1,000	$1,012.70	$10.19	2.03%

Hypothetical (5% return before expenses)	$1,000	$1,014.81	$10.20	2.03%

Class I

Actual(b)	$1,000	$1,018.80	$4.48	0.89%

Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48	0.89%

Class R4

Actual(b)	$1,000	$1,016.90	$5.93	1.18%

Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94	1.18%

Class W

Actual(b)	$1,000	$1,015.90	$6.58	1.31%

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.59	1.31%

Class Z

Actual(b)	$1,000	$1,018.40	$5.33	1.06%

Hypothetical (5% return before expenses)	$1,000	$1,019.65	$5.34	1.06%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +1.62% for Class A, +1.31% for Class B, +1.27% for Class C, +1.88% for Class I, +1.69% for Class R4, +1.59% for Class W and +1.84 for Class Z.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments
Columbia Emerging Markets Bond Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (12.2%)

ARGENTINA (0.8%)
Aeropuertos Argentina 2000 SA Senior Secured(b)(c)(d)
12/01/20	10.750%		$1,980,000	$2,167,567

BRAZIL (2.4%)
Banco BMG SA Senior Notes(c)(d)
04/15/18	8.000%		1,500,000	1,484,812
Banco Cruzeiro do Sul SA(c)(d) Senior Unsecured
01/20/16	8.250%		1,100,000	1,085,012
Subordinated Notes
09/22/20	8.875%		2,000,000	1,940,433
Hypermarcas SA(c)(d)
04/20/21	6.500%		1,000,000	1,010,000
Morgan Stanley Senior Unsecured(c)(d)
10/22/20	11.500%	BRL	2,000,000	1,271,294

Total				6,791,551

DOMINICAN REPUBLIC (1.3%)
Cerveceria Nacional Dominicana C por A(c)(d)
03/27/12	16.000%		4,218,000	3,796,200

NETHERLANDS (1.4%)
Lukoil International Finance BV(b)(c)(d)
11/09/20	6.125%		1,250,000	1,278,031
Lukoil International Finance BV(c)(d)
11/05/19	7.250%		2,400,000	2,654,449

Total				3,932,480

PERU (0.7%)
Banco de Credito del Peru Subordinated Notes(c)(d)(e)
10/15/22	7.170%	PEN	6,000,000	2,075,005

QATAR (0.9%)
Qtel International Finance Ltd.(c)(d)
02/16/21	4.750%		1,600,000	1,522,159
10/19/25	5.000%		1,200,000	1,101,851

Total				2,624,010

RUSSIAN FEDERATION (2.7%)
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(c)(d)
08/07/18	8.700%		3,180,000	3,943,200
Novatek Finance Ltd.(c)(d)
02/03/21	6.604%		2,500,000	2,648,624
TNK-BP Finance SA(c)(d)
03/13/18	7.875%		1,000,000	1,137,654

Total				7,729,478

UKRAINE (2.0%)
Ferrexpo Finance PLC(b)(c)(d)
04/07/16	7.875%		800,000	826,049
MHP SA(c)(d)
04/29/15	10.250%		2,928,000	3,181,301
Metinvest BV(c)(d)
02/14/18	8.750%		1,500,000	1,608,750

Total				5,616,100

Total Corporate Bonds & Notes
(Cost: $34,500,598)				$34,732,391

Foreign Government Obligations(a) (82.6%)

ARGENTINA (6.0%)
Argentina Bonos(d) Senior Unsecured
10/03/15	7.000%		$4,035,000	$3,847,373
04/17/17	7.000%		4,935,000	4,441,500
Argentina Republic Government International Bond Senior Unsecured(d)(e)(f)
12/15/35	0.000%		16,450,000	2,821,175
Provincia de Buenos Aires(c)(d)
10/05/15	11.750%		1,990,000	2,079,066
01/26/21	10.875%		1,280,000	1,209,500
Provincia de Cordoba Senior Unsecured(c)(d)
08/17/17	12.375%		2,450,000	2,554,125

Total				16,952,739

BRAZIL (6.9%)
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(c)(d)
06/16/18	6.369%		950,000	1,030,750

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Foreign Government Obligations(a) (continued)

BRAZIL (CONT.)
Brazil Notas do Tesouro Nacional(d)
01/01/12	10.000%	BRL	489,500	$3,162,031
01/01/13	10.000%	BRL	1,218,100	7,685,898
Brazilian Government International Bond Senior Unsecured(d)
01/07/41	5.625%		$2,800,000	2,788,800
Petrobras International Finance Co.(b)(d)
03/15/19	7.875%		3,200,000	3,776,576
01/20/40	6.875%		1,000,000	1,051,459

Total				19,495,514

COLOMBIA (5.2%)
Bogota Distrito Capital Senior Unsecured(c)(d)
07/26/28	9.750%	COP	1,377,000,000	912,775
Colombia Government International Bond(b)(d) Senior Unsecured
09/18/37	7.375%		1,400,000	1,708,000
01/18/41	6.125%		3,600,000	3,779,125
Colombia Government International Bond(d) Senior Unsecured
10/22/15	12.000%	COP	2,093,000,000	1,520,978
04/14/21	7.750%	COP	1,811,000,000	1,136,444
Ecopetrol SA Senior Unsecured(b)(d)
07/23/19	7.625%		700,000	822,500
Empresas Publicas de Medellin ESP Senior Unsecured(c)(d)
02/01/21	8.375%	COP	7,238,000,000	4,163,477
Republic of Colombia Senior Unsecured(d)
06/28/27	9.850%	COP	1,000,000,000	708,656

Total				14,751,955

CROATIA (0.5%)
Croatia Government International Bond Senior Unsecured(c)(d)
03/24/21	6.375%		1,500,000	1,525,724

DOMINICAN REPUBLIC (1.4%)
Dominican Republic International Bond Senior Unsecured(c)(d)
05/06/21	7.500%		3,700,000	3,872,050

EL SALVADOR (1.0%)
El Salvador Government International Bond(c)(d)
02/01/41	7.625%		1,100,000	1,089,000
Senior Secured
06/15/35	7.650%		1,810,000	1,829,910

Total				2,918,910

HUNGARY (1.1%)
Hungary Government International Bond(d) Senior Unsecured
03/29/21	6.375%		1,400,000	1,452,500
03/29/41	7.625%		1,500,000	1,582,500

Total				3,035,000

INDONESIA (11.6%)
Indonesia Government International Bond Senior Unsecured(c)(d)
01/17/38	7.750%		4,300,000	5,246,000
Indonesia Treasury Bond(d) Senior Unsecured
10/15/14	11.000%	IDR	6,000,000,000	791,954
07/15/17	10.000%	IDR	10,000,000,000	1,331,233
09/15/19	11.500%	IDR	29,400,000,000	4,232,426
11/15/20	11.000%	IDR	9,000,000,000	1,277,236
06/15/21	12.800%	IDR	6,800,000,000	1,066,674
07/15/22	10.250%	IDR	36,210,000,000	4,897,589
09/15/25	11.000%	IDR	7,310,000,000	1,031,611
Majapahit Holding BV(b)(c)(d)
10/17/16	7.750%		1,830,000	2,099,925
Majapahit Holding BV(c)(d)
06/28/17	7.250%		1,150,000	1,294,983
08/07/19	8.000%		2,600,000	3,035,500
01/20/20	7.750%		2,900,000	3,323,188
Republic of Indonesia Senior Unsecured(c)(d)(g)
05/05/21	4.875%		3,000,000	2,962,140

Total				32,590,459

KAZAKHSTAN (2.3%)
KazMunayGas National Co.(c)(d) Senior Unsecured
07/02/18	9.125%		2,595,000	3,136,836
05/05/20	7.000%		1,650,000	1,788,315
04/09/21	6.375%		1,500,000	1,560,000

Total				6,485,151

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount		Value

Foreign Government Obligations(a) (continued)
LITHUANIA (1.6%)
Lithuania Government International Bond(c)(d)
03/09/21	6.125%		$1,400,000	$1,468,039
Senior Secured
09/14/17	5.125%		1,150,000	1,178,013
02/11/20	7.375%		1,600,000	1,824,188

Total				4,470,240

MEXICO (7.8%)
Mexican Bonos(d)
12/17/15	8.000%	MXN	1,940,000	1,782,480
12/15/16	7.250%	MXN	4,801,000	4,281,059
12/14/17	7.750%	MXN	3,910,000	3,554,823
06/03/27	7.500%	MXN	1,800,000	1,520,470
Pemex Project Funding Master Trust(b)(d)
06/15/38	6.625%		2,000,000	2,021,520
Pemex Project Funding Master Trust(d)
03/01/18	5.750%		950,000	1,017,497
01/21/21	5.500%		1,500,000	1,536,750
06/15/35	6.625%		4,304,000	4,369,193
Petroleos Mexicanos(d)
05/03/19	8.000%		1,600,000	1,934,400

Total				22,018,192

NIGERIA (0.6%)
Nigeria Government International Bond Senior Unsecured(c)(d)
01/28/21	6.750%		1,500,000	1,552,500

PERU (2.5%)
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates (c)(d)(f)
05/31/18	0.000%		4,747,714	3,928,733
Peruvian Government International Bond(b)(d) Senior Unsecured
03/14/37	6.550%		2,500,000	2,587,500
Peruvian Government International Bond(c)(d) Senior Unsecured
08/12/20	7.840%	PEN	1,400,000	518,741

Total				7,034,974

PHILIPPINES (3.5%)
Philippine Government International Bond(d) Senior Unsecured
03/30/26	5.500%		1,500,000	1,494,375
01/14/36	6.250%	PHP	106,000,000	2,383,824
Power Sector Assets & Liabilities Management Corp.(b)(c)(d) Government Guaranteed
12/02/24	7.390%		3,000,000	3,454,241
Power Sector Assets & Liabilities Management Corp.(c)(d) Government Guaranteed
05/27/19	7.250%		2,250,000	2,598,750

Total				9,931,190

QATAR (0.4%)
Qatar Government International Bond Senior Unsecured(c)(d)
01/20/40	6.400%		1,000,000	1,072,500

RUSSIAN FEDERATION (8.2%)
Gazprom OAO Via Gaz Capital SA(c)(d) Senior Unsecured
11/22/16	6.212%		3,350,000	3,631,400
04/11/18	8.146%		850,000	998,750
03/07/22	6.510%		3,100,000	3,278,250
08/16/37	7.288%		2,950,000	3,175,085
Russian Foreign Bond — Eurobond(c)(d) Senior Unsecured
04/29/20	5.000%		3,000,000	3,037,500
Russian Foreign Bond — Eurobond(c)(d)(e)
03/31/30	7.500%		5,545,515	6,474,389
Vnesheconombank Via VEB Finance Ltd. Bank Guaranteed(c)(d)
11/22/25	6.800%		2,500,000	2,606,785

Total				23,202,159

SOUTH AFRICA (0.7%)
South Africa Government International Bond Senior Unsecured(d)
03/08/41	6.250%		2,000,000	2,059,000

TRINIDAD AND TOBAGO (1.1%)
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(c)(d)
08/14/19	9.750%		2,500,000	2,997,033

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Foreign Government Obligations(a) (continued)
TURKEY (5.6%)
Turkey Government International Bond(d)
01/14/41	6.000%		$2,100,000	$2,040,150
Senior Secured
11/07/19	7.500%		1,625,000	1,929,687
06/05/20	7.000%		1,300,000	1,491,750
03/30/21	5.625%		2,850,000	2,958,300
03/17/36	6.875%		3,800,000	4,159,100
05/30/40	6.750%		3,100,000	3,338,700

Total				15,917,687

UKRAINE (1.0%)
Ukraine Government International Bond Senior Unsecured(b)(c)(d)
02/23/21	7.950%		2,740,000	2,861,486

URUGUAY (4.7%)
Uruguay Government International Bond Senior Unsecured(d)
03/21/36	7.625%		1,783,939	2,145,187
04/05/27	4.250%	UYU	119,335,000	9,457,306
06/26/37	3.700%	UYU	24,500,000	1,742,733

Total				13,345,226

VENEZUELA (8.9%)
Petroleos de Venezuela SA(c)(d)
02/17/22	12.750%		1,000,000	819,587
Petroleos de Venezuela SA(d)
04/12/17	5.250%		9,647,000	5,932,905
11/02/17	8.500%		14,120,000	10,237,000
Venezuela Government International Bond(b)(d) Senior Unsecured
02/26/16	5.750%		4,289,500	3,292,191
Venezuela Government International Bond(d) Senior Unsecured
05/07/23	9.000%		6,550,000	4,476,925
03/31/38	7.000%		800,000	454,000

Total				25,212,608

Total Foreign Government Obligations
(Cost: $210,818,778)				$233,302,297

	Shares	Value

Money Market Fund (5.7%)

Columbia Short-Term Cash Fund, 0.195%(h)(i)	16,010,023	$16,010,023

Total Money Market Fund
(Cost: $16,010,023)		$16,010,023

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (3.0%)

Repurchase Agreements (3.0%)
Citigroup Global Markets, Inc. dated 04/29/11, matures 05/02/11, repurchase price $2,000,018(j)
	0.110%	$2,000,000	$2,000,000
HSBC Securities, Inc. dated 04/29/11, matures 05/02/11, repurchase price $6,510,515(j)
	0.030%	6,510,499	6,510,499

Total			8,510,499

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $8,510,499)			$8,510,499

Total Investments
(Cost: $269,839,898)			$292,555,210
Other Assets & Liabilities, Net			(10,356,198)

Net Assets			$282,199,012

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Investments in Derivatives

Credit Default Swap Contracts Outstanding at April 30, 2011

Buy Protection
						Unamortized	Periodic
			Pay			Premium	Payments
	Reference	Expiration	Fixed	Notional	Market	(Paid)	Receivable	Unrealized	Unrealized
Counterparty	Entity	Date	Rate	Amount	Value	Received	(Payable)	Appreciation	Depreciation
JPMorgan Chase Bank, N.A.	CDX Emerging Markets Index	June 20, 2013	2.650%	$2,000,000	$(42,838)	$(176,646)	$(19,286)	$—	$(238,770)

Total								$—	$(238,770)

Credit Default Swap Contracts Outstanding at April 30, 2011

Sell Protection
						Unamortized	Periodic
			Receive			Premium	Payments
	Reference	Expiration	Fixed	Notional	Market	(Paid)	Receivable	Unrealized	Unrealized
Counterparty	Entity	Date	Rate	Amount	Value	Received	(Payable)	Appreciation	Depreciation
Merrill Lynch Intl	CDX Emerging Markets Index	June 20, 2013	2.650%	$2,000,000	$42,838	$—	$19,286	$62,124	$—

Total								$62,124	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $126,921,625 or 44.98% of net assets.

(d)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 94.98% of net assets.

(e)	Variable rate security. The interest rate shown reflects the rate as of April 30, 2011.

(f)	Zero coupon bond.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/
	Beginning	Purchase	Proceeds	Realized	Ending	Dividends or
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Interest Income	Value
Columbia Short-Term Cash Fund	$8,618,153	$61,399,884	$(54,008,014)	$—	$16,010,023	$14,131	$16,010,023

(i)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(j)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.110%)
Security Description	Value
Fannie Mae	$27,192
Fannie Mae Benchmark REMIC	8,058
Fannie Mae REMICS	656,547
Fannie Mae Whole Loan	14,872
Freddie Mac Reference REMIC	56,546
Freddie Mac REMICS	1,062,697
Government National Mortgage Association	214,088

Total Market Value of Collateral Securities	$2,040,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

HSBC Securities, Inc. (0.030%)
Security Description	Value
Federal Home Loan Banks	$760,568
Federal Home Loan Mortgage Corp	3,001,613
Federal National Mortgage Association	2,878,582

Total Market Value of Collateral Securities	$6,640,763

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian New Sol
PHP	Philippine Peso
UYU	Uruguayan Peso

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes
Banking	$—	$4,510,256	$2,075,005	$6,585,261
All Other Industries	—	28,147,130	—	28,147,130
Foreign Government Obligations	—	229,373,564	3,928,733	233,302,297

Total Bonds	—	262,030,950	6,003,738	268,034,688

Other
Affiliated Money Market Fund(c)	16,010,023	—	—	16,010,023
Investments of Cash Collateral Received for Securities on Loan	—	8,510,499	—	8,510,499

Total Other	16,010,023	8,510,499	—	24,520,522

Investments in Securities	16,010,023	270,541,449	6,003,738	292,555,210
Derivatives(d)
Assets
Swap Contracts	—	62,124	—	62,124
Liabilities
Swap Contracts	—	(238,770)	—	(238,770)

Total	$16,010,023	$270,364,803	$6,003,738	$292,378,564

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Foreign
	Corporate Bonds	Government
	& Notes	Obligations	Total
Balance as of October 31, 2010	$2,206,576	$5,458,488	$7,665,064
Accrued discounts/premiums	285	74,570	74,855
Realized gain (loss)	—	152,502	152,502
Change in unrealized appreciation (depreciation)*	(131,856)	(110,188)	(242,044)
Sales	—	(1,646,639)	(1,646,639)
Purchases	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of April 30, 2011	$2,075,005	$3,928,733	$6,003,738

*	Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2011 was $(245,646), which is comprised of Corporate Bonds & Notes of $(131,856) and Foreign Government Obligations of $(113,790).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  19

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $245,319,376)	$268,034,688
Affiliated issuers (identified cost $16,010,023)	16,010,023
Investment of cash collateral received for securities on loan (identified cost $8,510,499)	8,510,499

Total investments (identified cost $269,839,898)	292,555,210
Cash	52,635
Foreign currency (identified cost $298,887)	307,332
Premiums paid on outstanding credit default swap contracts	176,646
Unrealized appreciation on swap contracts	62,124
Receivable for:
Capital shares sold	1,991,329
Investments sold	984,000
Dividends	2,011
Interest	4,209,496
Reclaims	278,808
Expense reimbursement due from Investment Manager	20,422

Total assets	300,640,013

Liabilities
Due upon return of securities on loan	8,510,499
Unrealized depreciation on swap contracts	238,770
Payable for:
Investments purchased	4,398,948
Investments purchased on a delayed delivery basis	2,946,160
Capital shares purchased	2,140,175
Investment management fees	5,523
Distribution fees	1,574
Transfer agent fees	73,630
Administration fees	616
Other expenses	125,106

Total liabilities	18,441,001

Net assets applicable to outstanding shares	$282,199,012

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$261,702,718
Undistributed net investment income	853,929
Accumulated net realized loss	(2,944,195)
Unrealized appreciation (depreciation) on:
Investments	22,715,312
Foreign currency translations	47,894
Swap contracts	(176,646)

Total — representing net assets applicable to outstanding shares	$282,199,012

*Value of securities on loan	$8,353,863

Net assets applicable to outstanding shares
Class A	$108,378,597
Class B	$3,692,795
Class C	$9,479,207
Class I	$86,712,715
Class R4	$61,081
Class W	$70,004,352
Class Z	$3,870,265
Shares outstanding
Class A	9,454,628
Class B	322,270
Class C	829,709
Class I	7,566,539
Class R4	5,333
Class W	6,112,601
Class Z	337,751
Net asset value per share
Class A(a)	$11.46
Class B	$11.46
Class C	$11.42
Class I	$11.46
Class R4	$11.45
Class W	$11.45
Class Z	$11.46

(a)	The maximum offering price per share for Class A is $12.03. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  21

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Interest	9,662,113
Dividends from affiliates	14,131
Income from securities lending — net	1,851
Foreign taxes withheld	(8,049)

Total income	9,670,046

Expenses:
Investment management fees	911,899
Distribution fees
Class A	117,092
Class B	18,363
Class C	33,231
Class W	88,702
Transfer agent fees
Class A	159,914
Class B	6,409
Class C	10,937
Class R4	82
Class W	126,586
Class Z	2,901
Administration fees	101,412
Plan administration fees
Class R4	139
Compensation of board members	2,852
Custodian fees	79,475
Printing and postage fees	43,590
Registration fees	50,408
Professional fees	17,518
Other	35,659

Total expenses	1,807,169
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(281,025)

Total net expenses	1,526,144

Net investment income	8,143,902

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$3,278,796
Foreign currency transactions	68,525
Forward foreign currency exchange contracts	(22,446)
Swap contracts	(41,112)

Net realized gain	3,283,763
Net change in unrealized appreciation (depreciation) on:
Investments	(6,526,708)
Foreign currency translations	19,015
Swap contracts	41,112

Net change in unrealized depreciation	(6,466,581)

Net realized and unrealized loss	(3,182,818)

Net increase in net assets resulting from operations	$4,961,084

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  23

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment income	$8,143,902	$17,267,575
Net realized gain	3,283,763	12,121,075
Net change in unrealized appreciation (depreciation)	(6,466,581)	15,872,132

Net increase in net assets resulting from operations	4,961,084	45,260,782

Distributions to shareholders from:
Net investment income
Class A	(3,349,718)	(3,468,335)
Class B	(114,323)	(188,340)
Class C	(218,875)	(95,014)
Class I	(2,951,662)	(6,006,584)
Class R4	(4,110)	(3,651)
Class W	(2,535,661)	(6,686,304)
Class Z	(75,745)	(776)

Total distributions to shareholders	(9,250,094)	(16,449,004)

Increase (decrease) in net assets from share transactions	50,104,337	(51,715,619)

Total increase (decrease) in net assets	45,815,327	(22,903,841)
Net assets at beginning of period	236,383,685	259,287,526

Net assets at end of period	$282,199,012	$236,383,685

Undistributed net investment income	$853,929	$1,960,121

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	5,447,050	61,891,835	5,657,021	62,561,564
Conversions from Class B	2,484	28,326	81,014	908,215
Distributions reinvested	245,494	2,755,956	281,492	3,104,397
Redemptions	(2,804,138)	(31,777,766)	(2,617,094)	(28,225,287)

Net increase	2,890,890	32,898,351	3,402,433	38,348,889

Class B shares
Subscriptions	57,930	657,201	208,306	2,275,298
Distributions reinvested	9,569	107,386	16,340	179,177
Conversions to Class A	(2,487)	(28,326)	(81,158)	(908,215)
Redemptions	(48,457)	(544,531)	(71,810)	(777,477)

Net increase	16,555	191,730	71,678	768,783

Class C shares
Subscriptions	563,899	6,377,538	275,492	3,112,848
Distributions reinvested	14,815	165,798	7,455	82,552
Redemptions	(59,877)	(669,043)	(42,014)	(467,211)

Net increase	518,837	5,874,293	240,933	2,728,189

Class I shares
Subscriptions	2,842,012	32,176,501	878,050	9,440,113
Distributions reinvested	262,821	2,951,229	550,588	6,005,808
Redemptions	(2,222,316)	(25,045,649)	(5,018,570)	(53,789,204)

Net increase (decrease)	882,517	10,082,081	(3,589,932)	(38,343,283)

Class R4 shares
Subscriptions	34	399	9,071	101,123
Distributions reinvested	330	3,698	257	2,907
Redemptions	(5,663)	(63,756)	(934)	(10,710)

Net increase (decrease)	(5,299)	(59,659)	8,394	93,320

Class W shares
Subscriptions	919,103	10,333,367	2,099,887	22,301,741
Distributions reinvested	226,102	2,535,465	614,502	6,685,949
Redemptions	(1,375,624)	(15,514,183)	(7,690,751)	(84,422,562)

Net decrease	(230,419)	(2,645,351)	(4,976,362)	(55,434,872)

Class Z shares
Subscriptions	378,658	4,343,761	10,441	122,597
Distributions reinvested	5,347	60,007	65	758
Redemptions	(56,760)	(640,876)	—	—

Net increase	327,245	3,762,892	10,506	123,355

Total net increase (decrease)	4,400,326	50,104,337	(4,832,350)	(51,715,619)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$11.69		$10.35	$7.05	$10.57	$10.16	$9.98

Income from investment operations:
Net investment income	0.36		0.76	0.53	0.61	0.59	0.33
Net realized and unrealized gain (loss) on investments	(0.19)		1.32	3.22	(3.43)	0.39	0.18

Total from investment operations	0.17		2.08	3.75	(2.82)	0.98	0.51

Less distributions to shareholders from:
Net investment income	(0.40)		(0.74)	(0.45)	(0.61)	(0.55)	(0.33)
Net realized gains	—		—	—	(0.09)	(0.02)	—

Total distributions to shareholders	(0.40)		(0.74)	(0.45)	(0.70)	(0.57)	(0.33)

Net asset value, end of period	$11.46		$11.69	$10.35	$7.05	$10.57	$10.16

Total return	1.62%		20.75%	54.87%	(28.44% )	9.94%	5.25%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.58%	(c)	1.37%	1.37%	1.41%	1.33%	1.81%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.30%	(c)	1.31%	1.27%	1.40%	1.33%	1.39%	(c)

Net investment income	6.37%	(c)	6.93%	5.85%	6.31%	5.61%	5.20%	(c)

Supplemental data
Net assets, end of period (in thousands)	$108,379		$76,725	$32,726	$9,671	$4,674	$11,663

Portfolio turnover	19%		38%	62%	82%	41%	32%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Class B	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$11.67		$10.34	$7.05	$10.55	$10.16	$9.97

Income from investment operations:
Net investment income	0.31		0.67	0.46	0.55	0.52	0.28
Net realized and unrealized gain (loss) on investments	(0.17)		1.31	3.22	(3.42)	0.37	0.19

Total from investment operations	0.14		1.98	3.68	(2.87)	0.89	0.47

Less distributions to shareholders from:
Net investment income	(0.35)		(0.65)	(0.39)	(0.54)	(0.48)	(0.28)
Net realized gains	—		—	—	(0.09)	(0.02)	—

Total distributions to shareholders	(0.35)		(0.65)	(0.39)	(0.63)	(0.50)	(0.28)

Net asset value, end of period	$11.46		$11.67	$10.34	$7.05	$10.55	$10.16

Total return	1.31%		19.76%	53.60%	(28.85% )	8.94%	4.80%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.33%	(c)	2.13%	2.15%	2.19%	2.13%	2.62%	(c)

Net expenses after fees waived or expenses reimbursed(d)	2.05%	(c)	2.08%	2.04%	2.17%	2.13%	2.20%	(c)

Net investment income	5.56%	(c)	6.20%	5.28%	5.61%	4.90%	4.51%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3,693		$3,569	$2,420	$1,178	$1,147	$510

Portfolio turnover	19%		38%	62%	82%	41%	32%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

Class C	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$11.65		$10.32	$7.04	$10.54	$10.15	$9.97

Income from investment operations:
Net investment income	0.32		0.67	0.45	0.55	0.53	0.28
Net realized and unrealized gain (loss) on investments	(0.18)		1.32	3.22	(3.42)	0.36	0.18

Total from investment operations	0.14		1.99	3.67	(2.87)	0.89	0.46

Less distributions to shareholders from:
Net investment income	(0.37)		(0.66)	(0.39)	(0.54)	(0.48)	(0.28)
Net realized gains	—		—	—	(0.09)	(0.02)	—

Total distributions to shareholders	(0.37)		(0.66)	(0.39)	(0.63)	(0.50)	(0.28)

Net asset value, end of period	$11.42		$11.65	$10.32	$7.04	$10.54	$10.15

Total return	1.27%		19.87%	53.57%	(28.88% )	8.94%	4.75%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.33%	(c)	2.14%	2.13%	2.18%	2.13%	2.61%	(c)

Net expenses after fees waived or expenses reimbursed(d)	2.03%	(c)	2.06%	2.03%	2.16%	2.13%	2.19%	(c)

Net investment income	5.74%	(c)	6.14%	5.06%	5.64%	5.00%	4.46%	(c)

Supplemental data
Net assets, end of period (in thousands)	$9,479		$3,622	$722	$191	$169	$39

Portfolio turnover	19%		38%	62%	82%	41%	32%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Class I	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$11.69		$10.35	$7.05	$10.57	$10.16	$9.98

Income from investment operations:
Net investment income	0.38		0.77	0.57	0.69	0.65	0.35
Net realized and unrealized gain (loss) on investments	(0.18)		1.35	3.22	(3.46)	0.38	0.17

Total from investment operations	0.20		2.12	3.79	(2.77)	1.03	0.52

Less distributions to shareholders from:
Net investment income	(0.43)		(0.78)	(0.49)	(0.66)	(0.60)	(0.34)
Net realized gains	—		—	—	(0.09)	(0.02)	—

Total distributions to shareholders	(0.43)		(0.78)	(0.49)	(0.75)	(0.62)	(0.34)

Net asset value, end of period	$11.46		$11.69	$10.35	$7.05	$10.57	$10.16

Total return	1.88%		21.19%	55.52%	(28.08% )	10.38%	5.44%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%	(c)	0.92%	0.88%	0.91%	0.93%	1.52%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.89%	(c)	0.92%	0.85%	0.91%	0.93%	1.10%	(c)

Net investment income	6.71%	(c)	7.13%	6.59%	6.89%	6.14%	5.70%	(c)

Supplemental data
Net assets, end of period (in thousands)	$86,713		$78,154	$106,359	$65,282	$147,109	$47,400

Portfolio turnover	19%		38%	62%	82%	41%	32%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights (continued)

Class R4	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006(a)
	(Unaudited)
Net asset value, beginning of period	$11.68		$10.35	$7.05	$10.56	$10.16	$9.98

Income from investment operations:
Net investment income	0.36		0.72	0.54	0.67	0.60	0.34
Net realized and unrealized gain (loss) on investments	(0.18)		1.35	3.23	(3.43)	0.39	0.18

Total from investment operations	0.18		2.07	3.77	(2.76)	0.99	0.52

Less distributions to shareholders from:
Net investment income	(0.41)		(0.74)	(0.47)	(0.66)	(0.57)	(0.34)
Net realized gains	—		—	—	(0.09)	(0.02)	—

Total distributions to shareholders	(0.41)		(0.74)	(0.47)	(0.75)	(0.59)	(0.34)

Net asset value, end of period	$11.45		$11.68	$10.35	$7.05	$10.56	$10.16

Total return	1.69%		20.75%	55.14%	(27.98% )	9.97%	5.36%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.26%	(c)	1.27%	1.18%	1.22%	1.24%	1.67%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.18%	(c)	1.22%	1.11%	0.97%	1.24%	1.25%	(c)

Net investment income	6.38%	(c)	6.52%	6.31%	6.82%	5.75%	5.37%	(c)

Supplemental data
Net assets, end of period (in thousands)	$61		$124	$23	$15	$16	$14

Portfolio turnover	19%		38%	62%	82%	41%	32%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Class W	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007(e)
	(Unaudited)
Net asset value, beginning of period	$11.68		$10.34	$7.05	$10.55	$10.24

Income from investment operations:
Net investment income	0.35		0.75	0.53	0.56	0.57
Net realized and unrealized gain on investments	(0.18)		1.32	3.21	(3.36)	0.28

Total from investment operations	0.17		2.07	3.74	(2.80)	0.85

Less distributions to shareholders from:
Net investment income	(0.40)		(0.73)	(0.45)	(0.61)	(0.52)
Net realized gains	—		—	—	(0.09)	(0.02)

Total distributions to shareholders	(0.40)		(0.73)	(0.45)	(0.70)	(0.54)

Net asset value, end of period	$11.45		$11.68	$10.34	$7.05	$10.55

Total return	1.59%		20.68%	54.69%	(28.29% )	8.49%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.58%	(c)	1.37%	1.33%	1.35%	1.33%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.31%	(c)	1.37%	1.30%	1.35%	1.33%	(c)

Net investment income	6.28%	(c)	6.93%	6.18%	6.08%	5.86%	(c)

Supplemental data
Net assets, end of period (in thousands)	$70,004		$74,067	$117,037	$104,386	$37,921

Portfolio turnover	19%		38%	62%	82%	41%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  31

Financial Highlights (continued)

Class Z	Six months ended		Year ended
Per share data	April 30, 2011		Oct. 31, 2010(f)
	(Unaudited)
Net asset value, beginning of period	$11.69		$11.47

Income from investment operations:
Net investment income	0.37		0.07
Net realized and unrealized gain (loss) on investments	(0.17)		0.24

Total from investment operations	0.20		0.31

Less distributions to shareholders from:
Net investment income	(0.43)		(0.09)

Total distributions to shareholders	(0.43)		(0.09)

Net asset value, end of period	$11.46		$11.69

Total return	1.84%		2.68%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.35%	(c)	1.32%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.06%	(c)	0.97%	(c)

Net investment income	6.78%	(c)	7.36%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3,870		$123

Portfolio turnover	19%		38%

Notes to Financial Highlights

(a)	For the period from February 16, 2006 (when shares became available) to October 31, 2006.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from December 1, 2006 (when shares became available) to October 31, 2007.
(f)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service

34  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward

36  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Credit Default Swap Contracts
Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap transactions to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

38  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Fair Values of Derivative Instruments at April 30, 2011

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Risk Exposure	and Liabilities		and Liabilities
Category	Location	Fair Value	Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$62,124	Unrealized depreciation on swap contracts	$238,770

Credit contracts	Premiums paid on outstanding credit default swap contracts	176,646

Total		$238,770		$238,770

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Swaps	Total
Credit contracts	$—	$(41,112)	$(41,112)

Foreign exchange contracts	(22,446)	—	$(22,446)

Total	$(22,446)	$(41,112)	$(63,558)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Swaps	Total
Credit contracts	$—	$41,112	$41,112

Foreign exchange contracts	—	—	$—

Total	$—	$41,112	$41,112

Volume of Derivative Instruments for the Six Months Ended April 30, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	13

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

Aggregate
Notional
Opened
Credit Default Swaps — Buy Protection	$—

Credit Default Swaps — Sell Protection	$—

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from

40  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The management fee for the six months ended April 30, 2011 was 0.72% of the Fund’s average daily net assets.

In September 2010, the Board approved a new IMSA that includes a decrease to the management fee rates payable to the investment manager such that the rate declines from 0.530% to 0.353% as the Fund’s net assets increase. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and the fee change will become effective on or about July 1, 2011.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services

42  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

compensation from fees for various shareholder service and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.34%
Class B	0.35
Class C	0.33
Class R4	0.05
Class W	0.36
Class Z	0.32

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $104,000 and $104,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $230,553 for Class A, $1,554 for Class B and $1,156 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2011, unless

44  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.83
Class R4	1.13
Class W	1.28
Class Z	1.03

Prior to January 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.31%
Class B	2.08
Class C	2.07
Class I	0.92
Class R4	1.22
Class W	1.37
Class Z	1.06

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  45

Notes to Financial Statements (continued)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $269,840,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,859,000
Unrealized depreciation	$(1,144,000)

Net unrealized appreciation	$22,715,000

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$5,545,654

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $93,461,619 and $45,162,120, respectively, for the six months ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant

46  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $8,353,863 were on loan, secured by cash collateral of $8,510,499 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  47

Notes to Financial Statements (continued)

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 10. Significant Risks

Non-Diversification Risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

48  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  49

Notes to Financial Statements (continued)

presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eight Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

50  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  51

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Global Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

52  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Shareholders

Columbia Emerging Markets Bond Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1
To elect directors to the Board.*

		Dollars	Dollars		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,817,669,100.658	48,013,074.701	0.000	0.000
02	Edward J. Boudreau, Jr.	1,817,929,714.017	47,752,461.342	0.000	0.000
03	Pamela G. Carlton	1,818,407,025.124	47,275,150.235	0.000	0.000
04	William P. Carmichael	1,816,788,150.238	48,894,025.121	0.000	0.000
05	Patricia M. Flynn	1,819,236,829.523	46,445,345.836	0.000	0.000
06	William A. Hawkins	1,817,400,660.894	48,281,514.465	0.000	0.000
07	R. Glenn Hilliard	1,817,684,775.513	47,997,399.846	0.000	0.000
08	Stephen R. Lewis, Jr.	1,817,358,614.376	48,323,560.983	0.000	0.000
09	John F. Maher	1,819,011,976.785	46,670,198.574	0.000	0.000
10	John J. Nagorniak	1,817,790,462.054	47,891,713.305	0.000	0.000
11	Catherine James Paglia	1,818,829,769.236	46,852,406.123	0.000	0.000
12	Leroy C. Richie	1,817,440,215.921	48,241,959.438	0.000	0.000
13	Anthony M. Santomero	1,817,899,297.744	47,782,877.615	0.000	0.000
14	Minor M. Shaw	1,818,527,731.929	47,154,443.430	0.000	0.000
15	Alison Taunton-Rigby	1,817,270,437.499	48,411,737.860	0.000	0.000
16	William F. Truscott	1,818,341,017.769	47,341,157.590	0.000	0.000

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the election of directors.

Proposal 2
To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,794,994,933.315	39,083,879.603	31,603,190.771	171.670

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the amendment to the Articles of Incorporation.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT  53

Results of Meeting of Shareholders (continued)

Proposal 3
To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
149,039,168.330	3,269,419.495	4,635,862.636	79,910,714.440

Proposal 4
To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
149,038,893.477	3,591,504.112	4,314,064.023	79,910,703.290

54  COLUMBIA EMERGING MARKETS BOND FUND — 2011 SEMIANNUAL REPORT

Columbia Emerging Markets Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6511 G (6/11)

Semiannual Report

Columbia
Emerging Markets Opportunity Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Emerging Markets Opportunity Fund seeks to provide shareholders with long-term capital growth.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	9

Portfolio of Investments	12

Statement of Assets and Liabilities	22

Statement of Operations	24

Statement of Changes in Net Assets	26

Financial Highlights	29

Notes to Financial Statements	38

Proxy Voting	54

Approval of Investment Management Services Agreement	54

Approval of the Subadvisory Agreement	54

Results of Meeting of Shareholders	57

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares gained 8.17% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, which advanced 9.84% for the six-month period.

>	The Fund also underperformed its peer group, the Lipper Emerging Markets Funds Index, which increased 8.43% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Columbia Emerging Markets Opportunity Fund Class A (excluding sales charge)	+8.17%	+20.53%	+0.82%	+8.51%	+15.28%

MSCI Emerging Markets Index(1) (unmanaged)	+9.84%	+21.00%	+2.98%	+10.17%	+16.92%

Lipper Emerging Markets Funds Index(2) (unmanaged)	+8.43%	+20.88%	+1.29%	+8.15%	+15.92%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

(1)	The MSCI Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of gross distributions and changes in market prices.
(2)	The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

4  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	5 years	10 years	inception**
Class A (inception 11/13/96)	+8.17%	+20.53%	+0.82%	+8.51%	+15.28%	N/A

Class B (inception 11/13/96)	+7.77%	+19.68%	+0.09%	+7.69%	+14.39%	N/A

Class C (inception 6/26/00)	+7.76%	+19.57%	+0.07%	+7.68%	+14.42%	N/A

Class I (inception 3/4/04)	+8.42%	+21.20%	+1.39%	+9.06%	N/A	+15.29%

Class R (inception 8/3/09)	+8.07%	+20.34%	N/A	N/A	N/A	+22.55%

Class R4 (inception 11/13/96)	+8.21%	+20.83%	+1.11%	+8.81%	+15.54%	N/A

Class R5 (inception 8/1/08)	+8.34%	+21.08%	N/A	N/A	N/A	+6.65%

Class W (inception 9/27/10)	+8.12%	N/A	N/A	N/A	N/A	+14.22%*

Class Z (inception 9/27/10)	+8.31%	N/A	N/A	N/A	N/A	+14.40%*

With sales charge
Class A (inception 11/13/96)	+1.95%	+13.60%	-1.14%	+7.23%	+14.60%	N/A

Class B (inception 11/13/96)	+2.77%	+14.68%	-0.90%	+7.44%	+14.39%	N/A

Class C (inception 6/26/00)	+6.76%	+18.57%	+0.07%	+7.68%	+14.42%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5, Class W and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.
**	For classes with less than 10 years performance.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

COUNTRY BREAKDOWN(1) (at April 30, 2011)

Bermuda	0.8%

Brazil	14.9

Cayman Islands	3.7

China	10.6

Czech Republic	0.5

Egypt	0.4

Hong Kong	2.2

India	7.3

Indonesia	3.6

Korea	14.5

Luxembourg	0.6

Malaysia	2.7

Mexico	3.9

Philippine Islands	0.5

Russian Federation	8.5

South Africa	8.5

Taiwan	9.7

Thailand	2.9

Turkey	2.8

United Kingdom	0.5

Other(2)	0.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  7

Your Fund at a Glance (continued)

TOP TEN HOLDINGS(1) (at April 30, 2011)

Samsung Electronics Co., Ltd. (Korea)	3.4%

Vale SA, ADR (Brazil)	3.2

Sberbank of Russia (Russian Federation)	2.5

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.1

Gazprom OAO, ADR (Russian Federation)	2.1

Petroleo Brasileiro SA, ADR (Brazil)	1.9

China Construction Bank Corp., Series H (China)	1.9

LG Chem Ltd. (Korea)	1.8

Itaú Unibanco Holding SA, ADR (Brazil)	1.8

America Movil SAB de CV, Series L, ADR (Mexico)	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

8  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  9

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,081.70	$9.19	1.77%

Hypothetical (5% return before expenses)	$1,000	$1,016.11	$8.90	1.77%

Class B

Actual(b)	$1,000	$1,077.70	$13.05	2.52%

Hypothetical (5% return before expenses)	$1,000	$1,012.37	$12.64	2.52%

Class C

Actual(b)	$1,000	$1,077.60	$13.05	2.52%

Hypothetical (5% return before expenses)	$1,000	$1,012.37	$12.64	2.52%

Class I

Actual(b)	$1,000	$1,084.20	$6.70	1.29%

Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.49	1.29%

Class R

Actual(b)	$1,000	$1,080.70	$10.48	2.02%

Hypothetical (5% return before expenses)	$1,000	$1,014.86	$10.15	2.02%

Class R4

Actual(b)	$1,000	$1,082.10	$8.25	1.59%

Hypothetical (5% return before expenses)	$1,000	$1,017.00	$8.00	1.59%

Class R5

Actual(b)	$1,000	$1,083.40	$7.01	1.35%

Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.79	1.35%

Class W

Actual(b)	$1,000	$1,081.20	$9.39	1.81%

Hypothetical (5% return before expenses)	$1,000	$1,015.91	$9.10	1.81%

Class Z

Actual(b)	$1,000	$1,083.10	$8.15	1.57%

Hypothetical (5% return before expenses)	$1,000	$1,017.10	$7.90	1.57%

10  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +8.17% for Class A, +7.77% for Class B, +7.76% for Class C, +8.42% for Class I, +8.07% for Class R, +8.21% for Class R4, +8.34% for Class R5, +8.12% for Class W and +8.31% for Class Z.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments
Columbia Emerging Markets Opportunity Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (96.7%)

BERMUDA (0.8%)
China Yurun Food Group Ltd.(a)	1,410,000	$5,180,634

BRAZIL (12.8%)
Anhanguera Educacional Participacoes SA(a)	289,500	6,464,617
Banco Santander Brasil SA, ADR(a)	654,147	7,594,647
BM&FBovespa SA(a)	995,300	7,471,709
Cia de Bebidas das Americas, ADR(a)	107,509	3,502,643
Itaú Unibanco Holding SA, ADR(a)	510,110	12,115,112
Lojas Renner SA(a)	207,300	7,682,170
MRV Engenharia e Participacoes SA(a)	446,300	3,895,054
PDG Realty SA Empreendimentos e Participacoes(a)	217,500	1,280,225
Petroleo Brasileiro SA, ADR(a)	340,921	12,726,581
Totvs SA(a)	168,000	3,215,408
Vale SA, ADR(a)	643,364	21,488,358

Total		87,436,524

CAYMAN ISLANDS (3.7%)
Agile Property Holdings Ltd.(a)(b)	2,754,000	4,491,971
Belle International Holdings Ltd.(a)	3,360,000	6,576,367
New Oriental Education & Technology Group, ADR(a)(c)	50,252	6,263,409
Tencent Holdings Ltd.(a)	285,200	8,143,636

Total		25,475,383

CHINA (10.6%)
Agricultural Bank of China Ltd., Series H(a)(c)	11,814,000	6,995,695
Bank of China Ltd., Series H(a)	11,364,399	6,290,008
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., Series H(a)(c)	1,994,600	5,290,682
China Construction Bank Corp., Series H(a)	13,230,080	12,527,856
China National Building Material Co., Ltd., Series H(a)	2,452,000	5,188,939
Dongfeng Motor Group Co., Ltd., Series H(a)	3,542,000	5,543,323
PetroChina Co., Ltd., Series H(a)	3,424,000	4,970,279
Ping An Insurance Group Co., Series H(a)	769,000	8,384,379
Yanzhou Coal Mining Co., Ltd., Series H(a)	2,776,000	10,919,424
Zhuzhou CSR Times Electric Co., Ltd., Series H(a)	1,573,000	6,238,788

Total		72,349,373

CZECH REPUBLIC (0.5%)
CEZ AS(a)	63,748	3,655,217

EGYPT (0.4%)
Orascom Construction Industries, GDR(a)(c)(d)	64,979	2,665,633

HONG KONG (2.2%)
CNOOC Ltd.(a)	2,366,000	5,880,876
CNOOC Ltd., ADR(a)	35,214	8,784,132

Total		14,665,008

INDIA (7.3%)
Bharat Heavy Electricals Ltd.(a)	114,454	5,184,520
ICICI Bank Ltd.(a)	336,976	8,515,870
Infosys Technologies Ltd.(a)	81,074	5,329,923
Jain Irrigation Systems Ltd.(a)	386,070	1,599,237
Jaiprakash Associates Ltd.(a)	2,378,085	4,992,794
Larsen & Toubro Ltd.(a)	172,723	6,241,133
Maruti Suzuki India Ltd.(a)	200,648	5,990,066

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INDIA (cont.)
Reliance Industries Ltd.(a)	210,742	$4,686,372
State Bank of India(a)	116,568	7,407,502

Total		49,947,417

INDONESIA (3.6%)
Astra International Tbk PT(a)	349,000	2,293,750
Bank Mandiri Tbk PT(a)	7,617,345	6,370,955
Bank Rakyat Indonesia Persero Tbk PT(a)	5,509,500	4,159,813
Bumi Resources Tbk PT(a)	4,551,000	1,828,719
Indofood CBP Sukses Makmur TbK PT(a)(c)	6,788,500	4,282,473
Semen Gresik Persero Tbk PT(a)	5,075,500	5,639,178

Total		24,574,888

KOREA (14.5%)
Hana Financial Group, Inc.(a)	79,351	3,366,762
Hyundai Department Store Co., Ltd.(a)	54,640	8,016,605
Hyundai Heavy Industries Co., Ltd.(a)	19,770	9,887,847
Hyundai Mobis(a)	29,802	9,995,841
Hyundai Motor Co.(a)	48,183	11,113,370
LG Chem Ltd.(a)	24,430	12,137,267
POSCO(a)	11,528	5,058,897
Samsung Electronics Co., Ltd.(a)	27,421	22,904,234
Samsung Engineering Co., Ltd.(a)	37,858	8,419,550
Shinhan Financial Group Co., Ltd.(a)	157,781	7,740,437

Total		98,640,810

LUXEMBOURG (0.6%)
Evraz Group SA, GDR(a)(c)(d)	124,641	4,235,456

MALAYSIA (2.7%)
Axiata Group Bhd(a)(c)	3,840,800	6,362,043
CIMB Group Holdings Bhd(a)	1,236,700	3,423,695
Genting Bhd(a)	2,158,500	8,464,842

Total		18,250,580

MEXICO (3.9%)
America Movil SAB de CV, Series L, ADR(a)	204,916	11,721,195
Grupo Financiero Banorte SAB de CV, Series O(a)(b)	1,113,700	5,562,841
Grupo Televisa SA, ADR(a)(c)	136,311	3,233,297
Wal-Mart de Mexico SAB de CV, Series V(a)	1,988,400	6,218,230

Total		26,735,563

PHILIPPINES (0.5%)
Ayala Corp.(a)	385,810	3,529,050

RUSSIAN FEDERATION (8.1%)
Gazprom OAO, ADR(a)	833,158	14,238,670
Magnit OJSC, GDR(a)(c)(d)	159,129	4,473,699
Mechel, ADR(a)	122,110	3,488,683
MMC Norilsk Nickel OJSC, ADR(a)	86,047	2,402,862
NovaTek OAO, GDR(a)(d)	29,924	4,219,941
Rosneft Oil Co.(a)	843,036	7,550,399
Rosneft Oil Co., GDR(a)(c)(d)	31,465	281,807
Sberbank of Russia(a)	4,568,485	16,697,813
TMK OAO, GDR(a)(c)(d)	97,645	2,007,286

Total		55,361,160

SOUTH AFRICA (8.5%)
Harmony Gold Mining Co., Ltd., ADR(a)	224,508	3,495,590
Impala Platinum Holdings Ltd.(a)	220,996	6,901,875
Kumba Iron Ore Ltd.(a)	97,863	7,155,552
Life Healthcare Group Holdings Ltd.(a)	2,514,895	6,435,679
Mr Price Group Ltd.(a)	402,801	4,123,112
MTN Group Ltd.(a)	302,343	6,723,390
Naspers Ltd., Series N(a)	94,831	5,705,749
Sasol Ltd.(a)	116,174	6,706,770
Shoprite Holdings Ltd.(a)	314,574	4,959,392
Standard Bank Group Ltd.(a)	363,702	5,707,878

Total		57,914,987

TAIWAN (9.7%)
Chinatrust Financial Holding Co., Ltd.(a)	7,096,000	6,519,393
Delta Electronics, Inc.(a)	1,542,000	6,902,506

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

TAIWAN (cont.)
Formosa Plastics Corp.(a)	1,608,000	$6,584,989
Hon Hai Precision Industry Co., Ltd.(a)	2,437,196	9,255,308
HTC Corp.(a)	114,000	5,188,902
MediaTek, Inc.(a)	181,551	2,010,293
Synnex Technology International Corp.(a)	1,489,569	3,807,997
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	5,526,858	14,295,142
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	135,214	1,825,389
Tripod Technology Corp.(a)	1,346,766	6,381,575
Yuanta Financial Holding Co., Ltd.(a)	4,884,000	3,399,021

Total		66,170,515

THAILAND (2.9%)
Bangkok Bank PCL, NVDR(a)	1,016,975	5,799,389
Banpu PCL, NVDR(a)	77,400	1,938,493
PTT Aromatics & Refining PCL(a)	2,406,100	3,333,404
Siam Commercial Bank PCL(a)	2,193,300	8,535,952

Total		19,607,238

TURKEY (2.9%)
BIM Birlesik Magazalar AS(a)	158,130	5,510,119
Koc Holding AS(a)	1,005,358	5,406,856
Turkiye Garanti Bankasi AS(a)	1,102,297	5,710,783
Turkiye Is Bankasi, Series C(a)	784,045	2,773,282

Total		19,401,040

UNITED KINGDOM (0.5%)
Etalon Group Ltd., GDR(a)(c)	438,725	3,071,075

Total Common Stocks
(Cost: $527,876,860)		$658,867,551

Preferred Stocks (2.5%)

BRAZIL (2.1%)
Cia Energetica Minas Gerais(a)	137,100	$2,790,454
Itaú Unibanco Holding SA(a)	388,400	9,073,035
Petroleo Brasileiro SA, ADR(a)	161,900	2,630,412

Total		14,493,901

RUSSIAN FEDERATION (0.4%)
Mechel(a)(c)	158,566	2,648,052

Total Preferred Stocks
(Cost: $16,251,763)		$17,141,953

	Shares	Value

Money Market Fund (0.9%)

Columbia Short-Term Cash Fund, 0.195%(e)(f)	6,067,554	$6,067,554

Total Money Market Fund
(Cost: $6,067,554)		$6,067,554

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (1.2%)

Repurchase Agreements (1.2%)
Cantor Fitzgerald & Co. dated 04-29-11, matures 05-02-11, repurchase $5,000,029(g)
	0.070%	$5,000,000	$5,000,000
Goldman Sachs & Co. dated 04-29-11, matures 05-02-11, repurchase price $42,802(g)
	0.050%	42,802	42,802

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Pershing LLC dated 04-29-11, matures 05-02-11, repurchase price $3,000,050(g)
	0.200%	$3,000,000	$3,000,000

Total			8,042,802

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $8,042,802)			$8,042,802

Total Investments
(Cost: $558,238,979)			$690,119,860
Other Assets & Liabilities, Net			(8,633,635)

Net Assets			$681,486,225

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of
Industry	Net Assets	Value
Auto Components	1.5%	$9,995,841
Automobiles	3.7	24,940,508
Beverages	0.5	3,502,643
Capital Markets	0.5	3,399,021
Chemicals	2.7	18,722,256
Commercial Banks	22.4	152,888,719
Communications Equipment	0.8	5,188,902
Construction & Engineering	2.5	17,326,316
Construction Materials	1.6	10,828,117
Diversified Consumer Services	1.9	12,728,026
Diversified Financial Services	1.6	11,000,759
Electric Utilities	1.0	6,445,671
Electrical Equipment	1.7	11,423,307
Electronic Equipment, Instruments & Components	3.9	26,347,386
Energy Equipment & Services	0.3	2,007,286
Food & Staples Retailing	3.1	21,161,440
Food Products	1.4	9,463,107
Health Care Providers & Services	0.9	6,435,679
Hotels, Restaurants & Leisure	1.2	8,464,842
Household Durables	0.8	5,175,279

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	Net Assets	Value
Industrial Conglomerates	1.5%	$10,399,650
Insurance	1.2	8,384,379
Internet Software & Services	1.2	8,143,636
IT Services	0.8	5,329,924
Machinery	2.5	16,777,767
Media	1.3	8,939,046
Metals & Mining	8.3	56,875,325
Multiline Retail	2.3	15,698,775
Oil, Gas & Consumable Fuels	13.3	90,696,279
Real Estate Management & Development	1.1	7,563,046
Semiconductors & Semiconductor Equipment	6.0	41,035,058
Software	0.5	3,215,408
Specialty Retail	1.6	10,699,478
Wireless Telecommunication Services	3.6	24,806,628
Other(1)	2.1	14,110,356

Total		$690,119,860

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at April 30, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
Citibank	May 4, 2011	33,485		225,000		$783	$—
		(USD	)	(ZAR	)

BNP Paribas Securities Corp.	May 5, 2011	18,789 (USD	)	125,000 (ZAR	)	245	—

Total						$1,028	$—

Notes to Portfolio of Investments

(a)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 99.20% of net assets.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $17,883,822 or 2.62% of net assets.

(e)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/
	Beginning	Purchase	Proceeds	Realized	Ending	Dividends or
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Interest Income	Value
Columbia Short-Term Cash Fund	$3,749,862	$93,988,293	$(91,670,601)	$—	$6,067,554	$4,795	$6,067,554

(f)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.070%)
Security Description	Value
Fannie Mae Interest Strip	$293,611
Fannie Mae Pool	2,737,309
Fannie Mae Principal Strip	21,758
Fannie Mae REMICS	11,500
Fannie Mae Whole Loan	492
Federal Farm Credit Bank	41,544
Federal Home Loan Bank Discount Notes	167
Federal Home Loan Banks	89,703
Federal Home Loan Mortgage Corp	27,340
Federal National Mortgage Association	29,104
Freddie Mac Non Gold Pool	998,152
Freddie Mac REMICS	193,716
Freddie Mac Strips	24,193
Ginnie Mae I Pool	36,258
Ginnie Mae II Pool	218,513
Government National Mortgage Association	64,499
United States Treasury Inflation Indexed Bonds	18,579
United States Treasury Strip Coupon	276,362
United States Treasury Strip Principal	17,200

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.050%)
Security Description	Value
Government National Mortgage Association	$43,658

Total Market Value of Collateral Securities	$43,658

Pershing LLC (0.200%)
Security Description	Value
Fannie Mae Pool	$649,732
Fannie Mae REMICS	529,360
Fannie Mae Whole Loan	6,155
Freddie Mac Non Gold Pool	196,251
Freddie Mac Reference REMIC	8,371
Freddie Mac REMICS	1,045,691
Government National Mortgage Association	624,440

Total Market Value of Collateral Securities	$3,060,000

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
Currency Legend

BRL	Brazilian Real
CZK	Czech Koruna
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$28,818,772	$67,823,024	$—	$96,641,796
Consumer Staples	9,720,873	24,406,316	—	34,127,189
Energy	35,749,383	54,323,770	—	90,073,153
Financials	32,744,309	141,418,580	—	174,162,889
Health Care	—	6,435,680	—	6,435,680
Industrials	—	55,927,040	—	55,927,040
Information Technology	5,040,797	84,219,517	—	89,260,314
Materials	30,875,492	52,902,153	—	83,777,645
Telecommunication Services	11,721,195	13,085,433	—	24,806,628
Utilities	—	3,655,217	—	3,655,217
Preferred Stocks
Energy	2,630,412	—	—	2,630,412
Financials	9,073,035	—	—	9,073,035
Materials	—	2,648,052	—	2,648,052
Utilities	—	2,790,454	—	2,790,454

Total Equity Securities	166,374,268	509,635,236	—	676,009,504

Other
Affiliated Money Market Fund(c)	6,067,554	—	—	6,067,554
Investments of Cash Collateral Received for Securities on Loan	—	8,042,802	—	8,042,802

Total Other	6,067,554	8,042,802	—	14,110,356

Investments in Securities	172,441,822	517,678,038	—	690,119,860
Derivatives(d)
Assets
Forward Foreign Currency Exchange Contracts	—	1,028	—	1,028

Total	$172,441,822	$517,679,066	$—	$690,120,888

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $355,265,762.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  21

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $544,128,623)	$676,009,504
Affiliated issuers (identified cost $6,067,554)	6,067,554
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $8,042,802)	8,042,802

Total investments (identified cost $558,238,979)	690,119,860
Foreign currency (identified cost $3,528,614)	3,658,133
Unrealized appreciation on forward foreign currency exchange contracts	1,028
Receivable for:
Capital shares sold	249,887
Investments sold	6,006,418
Dividends	1,054,406
Interest	2,606
Reclaims	44,252

Total assets	701,136,590

Liabilities
Due upon return of securities on loan	8,042,802
Payable for:
Investments purchased	10,312,484
Capital shares purchased	720,859
Investment management fees	20,179
Distribution fees	6,010
Transfer agent fees	53,481
Administration fees	1,467
Plan administration fees	8
Other expenses	493,075

Total liabilities	19,650,365

Net assets applicable to outstanding shares	$681,486,225

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$518,687,104
Excess of distributions over net investment income	(3,159,242)
Accumulated net realized gain	33,945,416
Unrealized appreciation (depreciation) on:
Investments	131,880,881
Foreign currency translations	131,038
Forward foreign currency exchange contracts	1,028

Total — representing net assets applicable to outstanding shares	$681,486,225

*Value of securities on loan	$7,682,183

Net assets applicable to outstanding shares
Class A	$538,594,812
Class B	$38,199,654
Class C	$38,831,555
Class I	$47,538,653
Class R	$15,870,253
Class R4	$1,183,128
Class R5	$773,295
Class W	$2,782
Class Z	$492,093
Shares outstanding
Class A	52,227,221
Class B	4,176,294
Class C	4,265,501
Class I	4,435,925
Class R	1,544,018
Class R4	110,252
Class R5	71,984
Class W	271
Class Z	45,970
Net asset value per share
Class A(a)	$10.31
Class B	$9.15
Class C	$9.10
Class I	$10.72
Class R	$10.28
Class R4	$10.73
Class R5	$10.74
Class W	$10.27
Class Z	$10.70

(a)	The maximum offering price per share for Class A is $10.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  23

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$5,366,550
Interest	2,637
Dividends from affiliates	4,795
Income from securities lending — net	17,336
Foreign taxes withheld	(446,536)

Total income	4,944,782

Expenses:
Investment management fees	3,614,244
Distribution fees
Class A	648,632
Class B	187,071
Class C	191,253
Class R	38,439
Class W	3
Transfer agent fees
Class A	577,739
Class B	41,660
Class C	42,655
Class R	17,063
Class R4	395
Class R5	178
Class W	3
Class Z	63
Administration fees	266,677
Plan administration fees
Class R4	1,645
Compensation of board members	7,739
Custodian fees	244,092
Printing and postage fees	76,014
Registration fees	54,099
Professional fees	35,680
Other	84,753

Total expenses	6,130,097
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(44)

Total net expenses	6,130,053

Net investment loss	(1,185,271)

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$38,030,297
Foreign currency transactions	163,315
Forward foreign currency exchange contracts	(51,630)

Net realized gain	38,141,982
Net change in unrealized appreciation (depreciation) on:
Investments	12,882,247
Foreign currency translations	264,448
Forward foreign currency exchange contracts	684

Net change in unrealized appreciation	13,147,379

Net realized and unrealized gain	51,289,361

Net increase in net assets resulting from operations	$50,104,090

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  25

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment income (loss)	$(1,185,271)	$1,867,378
Net realized gain	38,141,982	130,027,003
Net change in unrealized appreciation	13,147,379	16,283,884

Net increase in net assets resulting from operations	50,104,090	148,178,265

Distributions to shareholders from:
Net investment income
Class A	(5,232,381)	(2,568,740)
Class B	(129,969)	(19,695)
Class C	(204,839)	(193,813)
Class I	(1,187,025)	(693,406)
Class R	(124,581)	(97,017)
Class R4	(15,517)	(8,976)
Class R5	(9,648)	(5,301)
Class W	(36)	—
Class Z	(373)	—
Net realized gains
Class A	(6,285,005)	—
Class B	(519,528)	—
Class C	(535,291)	—
Class I	(989,436)	—
Class R	(190,513)	—
Class R4	(16,171)	—
Class R5	(8,371)	—
Class W	(32)	—
Class Z	(315)	—

Total distributions to shareholders	(15,449,031)	(3,586,948)

Decrease in net assets from share transactions	(54,097,124)	(14,347,818)

Proceeds from regulatory settlement (Note 10)	—	203,460

Total increase (decrease) in net assets	(19,442,065)	130,446,959
Net assets at beginning of period	700,928,290	570,481,331

Net assets at end of period	$681,486,225	$700,928,290

Undistributed (excess of distributions over) net investment income	$(3,159,242)	$4,930,398

(a)	Class W and Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	4,493,656	43,844,746	9,964,176	85,282,805
Conversions from Class B	12,746	122,138	1,001,557	8,787,572
Distributions reinvested	1,146,555	10,915,201	306,274	2,496,135
Redemptions	(7,078,759)	(68,608,240)	(11,395,153)	(96,690,846)

Net decrease	(1,425,802)	(13,726,155)	(123,146)	(124,334)

Class B shares
Subscriptions	255,522	2,221,579	1,130,777	8,535,966
Distributions reinvested	74,591	631,036	2,636	19,165
Conversions to Class A	(14,358)	(122,138)	(1,128,603)	(8,787,572)
Redemptions	(459,117)	(3,947,981)	(1,286,309)	(9,645,349)

Net decrease	(143,362)	(1,217,504)	(1,281,499)	(9,877,790)

Class C shares
Subscriptions	530,001	4,568,353	1,432,742	10,812,054
Distributions reinvested	57,204	481,660	15,811	114,627
Redemptions	(822,877)	(7,034,991)	(1,703,710)	(12,720,504)

Net decrease	(235,672)	(1,984,978)	(255,157)	(1,793,823)

Class I shares
Subscriptions	124,190	1,251,971	543,572	4,925,169
Distributions reinvested	220,471	2,176,053	82,142	693,280
Redemptions	(4,215,112)	(40,616,631)	(894,959)	(8,008,374)

Net decrease	(3,870,451)	(37,188,607)	(269,245)	(2,389,925)

Class R shares
Subscriptions	441,688	4,263,714	786,016	6,673,201
Distributions reinvested	6,431	61,029	1,413	11,505
Redemptions	(465,500)	(4,527,930)	(806,481)	(6,801,569)

Net decrease	(17,381)	(203,187)	(19,052)	(116,863)

Class R4 shares
Subscriptions	2,473	24,810	18,130	163,774
Distributions reinvested	3,162	31,299	1,060	8,976
Redemptions	(33,571)	(334,999)	(28,399)	(249,476)

Net decrease	(27,936)	(278,890)	(9,209)	(76,726)

(a)	Class W and Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  27

Statement of Changes in Net Assets (continued)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	$3,471	$35,651	$258	$2,606
Distributions reinvested	992	9,824	621	5,259
Redemptions	(86)	(842)	(15)	(125)

Net increase	4,377	44,633	864	7,740

Class W shares
Subscriptions	—	—	271	2,500

Net increase	—	—	271	2,500

Class Z shares
Subscriptions	52,551	547,081	2,114	21,403
Distributions reinvested	63	621	—	—
Redemptions	(8,758)	(90,138)	—	—

Net increase	43,856	457,564	2,114	21,403

Total net decrease	(5,672,371)	(54,097,124)	(1,954,059)	(14,347,818)

(a)	Class W and Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$9.75		$7.74		$4.96		$14.99	$11.32	$8.23

Income from investment operations:
Net investment income (loss)	(0.01)		0.03		0.02		0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.79		2.03		2.75		(7.24)	6.27	3.10

Total from investment operations	0.78		2.06		2.77		(7.16)	6.31	3.11

Less distributions to shareholders from:
Net investment income	(0.10)		(0.05)		—		(0.18)	—	(0.02)
Net realized gains	(0.12)		—		—		(2.69)	(2.64)	—

Total distributions to shareholders	(0.22)		(0.05)		—		(2.87)	(2.64)	(0.02)

Proceeds from regulatory settlements	—		0.00	(a)	0.01		—	—	—

Net asset value, end of period	$10.31		$9.75		$7.74		$4.96	$14.99	$11.32

Total return	8.17%		26.70%	(b)	56.05%	(c)	(57.79% )	68.21%	37.85%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.77%	(e)	1.85%		1.90%		1.87%	1.83%	1.81%

Net expenses after fees waived or expenses reimbursed(f)	1.77%	(e)	1.85%		1.90%		1.87%	1.83%	1.81%

Net investment income (loss)	(0.29%	)(e)	0.34%		0.38%		0.78%	0.31%	0.19%

Supplemental data
Net assets, end of period (in thousands)	$538,595		$523,288		$416,297		$250,088	$661,299	$425,229

Portfolio turnover	31%		96%		149%		133%	125%	145%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights (continued)

Class B	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$8.64		$6.87		$4.43		$13.73	$10.63	$7.77

Income from investment operations:
Net investment income (loss)	(0.05)		(0.03)		(0.02)		0.00 (a)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.71		1.80		2.45		(6.53)	5.79	2.91

Total from investment operations	0.66		1.77		2.43		(6.53)	5.74	2.86

Less distributions to shareholders from:
Net investment income	(0.03)		(0.00	)(a)	—		(0.08)	—	—
Net realized gains	(0.12)		—		—		(2.69)	(2.64)	—

Total distributions to shareholders	(0.15)		(0.00	)(a)	—		(2.77)	(2.64)	—

Proceeds from regulatory settlements	—		0.00	(a)	0.01		—	—	—

Net asset value, end of period	$9.15		$8.64		$6.87		$4.43	$13.73	$10.63

Total return	7.77%		25.82%	(b)	55.08%	(c)	(58.08% )	66.95%	36.81%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.52%	(e)	2.60%		2.68%		2.62%	2.58%	2.57%

Net expenses after fees waived or expenses reimbursed(f)	2.52%	(e)	2.60%		2.68%		2.62%	2.58%	2.57%

Net investment income (loss)	(1.05%	)(e)	(0.42%	)	(0.36%	)	0.02%	(0.48% )	(0.55%	)

Supplemental data
Net assets, end of period (in thousands)	$38,200		$37,312		$38,489		$28,179	$93,787	$76,606

Portfolio turnover	31%		96%		149%		133%	125%	145%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Class C	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$8.61		$6.89		$4.44		$13.78	$10.66	$7.79

Income from investment operations:
Net investment income (loss)	(0.05)		(0.03)		(0.04)		0.00 (a)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.70		1.79		2.48		(6.54)	5.81	2.93

Total from investment operations	0.65		1.76		2.44		(6.54)	5.76	2.87

Less distributions to shareholders from:
Net investment income	(0.04)		(0.04)		—		(0.11)	—	—
Net realized gains	(0.12)		—		—		(2.69)	(2.64)	—

Total distributions to shareholders	(0.16)		(0.04)		—		(2.80)	(2.64)	—

Proceeds from regulatory settlements	—		0.00	(a)	0.01		—	—	—

Net asset value, end of period	$9.10		$8.61		$6.89		$4.44	$13.78	$10.66

Total return	7.76%		25.67%	(b)	55.18%	(c)	(58.15% )	67.03%	36.84%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.52%	(e)	2.60%		2.60%		2.63%	2.59%	2.58%

Net expenses after fees waived or expenses reimbursed(f)	2.52%	(e)	2.60%		2.60%		2.63%	2.59%	2.58%

Net investment income (loss)	(1.05%	)(e)	(0.43%	)	(0.65%	)	0.03%	(0.48% )	(0.57%	)

Supplemental data
Net assets, end of period (in thousands)	$38,832		$38,770		$32,757		$3,163	$7,684	$4,799

Portfolio turnover	31%		96%		149%		133%	125%	145%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  31

Financial Highlights (continued)

Class I	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$10.15		$8.04		$5.12		$15.38	$11.50	$8.35

Income from investment operations:
Net investment income	0.00	(a)	0.07		0.06		0.11	0.09	0.03
Net realized and unrealized gain (loss) on investments	0.83		2.12		2.85		(7.45)	6.43	3.16

Total from investment operations	0.83		2.19		2.91		(7.34)	6.52	3.19

Less distributions to shareholders from:
Net investment income	(0.14)		(0.08)		—		(0.23)	—	(0.04)
Net realized gains	(0.12)		—		—		(2.69)	(2.64)	—

Total distributions to shareholders	(0.26)		(0.08)		—		(2.92)	(2.64)	(0.04)

Proceeds from regulatory settlements	—		0.00	(a)	0.01		—	—	—

Net asset value, end of period	$10.72		$10.15		$8.04		$5.12	$15.38	$11.50

Total return	8.42%		27.45%	(b)	57.03%	(c)	(57.63% )	69.07%	38.36%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.29%	(e)	1.35%		1.26%		1.42%	1.39%	1.35%

Net expenses after fees waived or expenses reimbursed(f)	1.29%	(e)	1.35%		1.26%		1.42%	1.39%	1.35%

Net investment income	0.01%	(e)	0.84%		0.77%		0.97%	0.75%	0.63%

Supplemental data
Net assets, end of period (in thousands)	$47,539		$84,279		$68,978		$8	$55,503	$41,144

Portfolio turnover	31%		96%		149%		133%	125%	145%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Class R	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009(g)
	(Unaudited)
Net asset value, beginning of period	$9.71		$7.74		$7.42

Income from investment operations:
Net investment income (loss)	(0.03)		0.00	(a)	(0.01)
Net realized and unrealized gain on investments	0.80		2.03		0.33

Total from investment operations	0.77		2.03		0.32

Less distributions to shareholders from:
Net investment income	(0.08)		(0.06)		—
Net realized gains	(0.12)		—		—

Total distributions to shareholders	(0.20)		(0.06)		—

Proceeds from regulatory settlement	—		0.00	(a)	—

Net asset value, end of period	$10.28		$9.71		$7.74

Total return	8.07%		26.36%	(b)	4.31%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.02%	(e)	2.13%		2.06%	(e)

Net expenses after fees waived or expenses reimbursed(f)	2.02%	(e)	2.13%		2.06%	(e)

Net investment income (loss)	(0.53%	)(e)	0.04%		(0.36%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$15,870		$15,165		$12,236

Portfolio turnover	31%		96%		149%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  33

Financial Highlights (continued)

Class R4	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$10.15		$8.05		$5.14		$15.32	$11.50	$8.33

Income from investment operations:
Net investment income (loss)	(0.01)		0.05		0.04		0.11	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.82		2.11		2.86		(7.45)	6.41	3.14

Total from investment operations	0.81		2.16		2.90		(7.34)	6.46	3.17

Less distributions to shareholders from:
Net investment income	(0.11)		(0.06)		—		(0.15)	—	—
Net realized gains	(0.12)		—		—		(2.69)	(2.64)	—

Total distributions to shareholders	(0.23)		(0.06)		—		(2.84)	(2.64)	—

Proceeds from regulatory settlements	—		0.00	(a)	0.01		—	—	—

Net asset value, end of period	$10.73		$10.15		$8.05		$5.14	$15.32	$11.50

Total return	8.21%		26.99%	(b)	56.62%	(c)	(57.58% )	68.51%	38.06%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.59%	(e)	1.65%		1.62%		1.73%	1.65%	1.63%

Net expenses after fees waived or expenses reimbursed(f)	1.59%	(e)	1.65%		1.56%		1.47%	1.65%	1.63%

Net investment income (loss)	(0.18%	)(e)	0.51%		0.72%		1.12%	0.45%	0.41%

Supplemental data
Net assets, end of period (in thousands)	$1,183		$1,402		$1,187		$782	$2,304	$5,734

Portfolio turnover	31%		96%		149%		133%	125%	145%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Class R5	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008(h)
	(Unaudited)
Net asset value, beginning of period	$10.17		$8.06		$5.13		$9.32

Income from investment operations:
Net investment income	0.01		0.07		0.05		0.03
Net realized and unrealized gain (loss) on investments	0.82		2.12		2.87		(4.22)

Total from investment operations	0.83		2.19		2.92		(4.19)

Less distributions to shareholders from:
Net investment income	(0.14)		(0.08)		—		—
Net realized gains	(0.12)		—		—		—

Total distributions to shareholders	(0.26)		(0.08)		—		—

Proceeds from regulatory settlements	—		0.00	(a)	0.01		—

Net asset value, end of period	$10.74		$10.17		$8.06		$5.13

Total return	8.34%		27.36%	(b)	57.12%	(c)	(44.96%	)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.35%	(e)	1.41%		1.31%		1.47%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.35%	(e)	1.41%		1.31%		1.47%	(e)

Net investment income	0.15%	(e)	0.78%		0.68%		1.57%	(e)

Supplemental data
Net assets, end of period (in thousands)	$773		$687		$538		$3

Portfolio turnover	31%		96%		149%		133%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  35

Financial Highlights (continued)

Class W	Six months ended		Year ended
Per share data	April 30, 2011		Oct. 31, 2010(i)
	(Unaudited)
Net asset value, beginning of period	$9.75		$9.23

Income from investment operations:
Net investment income (loss)	(0.02)		(0.01)
Net realized and unrealized gain on investments	0.79		0.53

Total from investment operations	0.77		0.52

Less distributions to shareholders from:
Net investment income	(0.13)		—
Net realized gains	(0.12)		—

Total distributions to shareholders	(0.25)		—

Net asset value, end of period	$10.27		$9.75

Total return	8.12%		5.63%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.81%	(e)	1.89%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.81%	(e)	1.89%	(e)

Net investment income (loss)	(0.34%	)(e)	(0.71%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$3		$3

Portfolio turnover	31%		96%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Class Z	Six months ended		Year ended
Per share data	April 30, 2011		Oct. 31, 2010(i)
	(Unaudited)
Net asset value, beginning of period	$10.14		$9.60

Income from investment operations:
Net investment income	0.04		(0.00	)(a)
Net realized and unrealized gain on investments	0.78		0.54

Total from investment operations	0.82		0.54

Less distributions to shareholders from:
Net investment income	(0.14)		—
Net realized gains	(0.12)		—

Total distributions to shareholders	(0.26)		—

Net asset value, end of period	$10.70		$10.14

Total return	8.31%		5.63%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.68%	(e)	1.56%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.57%	(e)	1.56%	(e)

Net investment income (loss)	0.92%	(e)	(0.46%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$492		$21

Portfolio turnover	31%		96%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.03% for Classes A, I, R, R4 and R5 and by 0.04% for Classes B and C.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.12%.
(d)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(g)	For the period from August 3, 2009 (when shares became available) to October 31, 2009.
(h)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(i)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1. Organization

Columbia Emerging Markets Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

38  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

40  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2011

	Asset Derivatives
	Statement of Assets
	and Liabilities
Risk Exposure Category	Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,028

Effect of derivative instruments in the Statement of Operations for the six months ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts
Foreign exchange contracts	$(51,630)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts
Foreign exchange contracts	$684

42  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts
Opened
Forward foreign currency exchange contracts	37

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser. See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.10% to 0.90% as the Fund’s net

44  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $53,400 for the six months ended April 30, 2011. The management fee for the six months ended April 30, 2011 was 1.07% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011 and the fee changes will become effective on or about July 1, 2011.

Subadvisory Agreement
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and indirect wholly-owned subsidiary of Ameriprise Financial, Inc., to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  45

Notes to Financial Statements (continued)

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class R	0.22
Class R4	0.05
Class R5	0.05
Class W	0.23
Class Z	0.16

46  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $107,089. The liability remaining at April 30, 2011 for non-recurring charges associated with the lease amounted to $70,935 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $972,000 and $1,466,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $335,231 for Class A, $9,684 for Class B, $1,731 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  47

Notes to Financial Statements (continued)

certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.41
Class R	2.10
Class R4	1.71
Class R5	1.46
Class W	1.85
Class Z	1.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $558,239,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$139,049,000
Unrealized depreciation	(7,168,000)

Net unrealized appreciation	$131,881,000

48  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $206,398,747 and $269,296,734, respectively, for the six months ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $7,682,183 were on loan, secured by cash collateral of $8,042,802 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  49

Notes to Financial Statements (continued)

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I and Class W shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the

50  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time could exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. On February 11, 2011, the Fund borrowed $24 million at a weighted average interest rate of 1.52%. The Fund repaid $16 million on February 15, 2011 and $8 million on February 16, 2011.

Note 10. Regulatory Settlements

During the year ended October 31, 2010, the Fund received $203,460 as a result of a settlement of administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 11. Significant Risks

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  51

Notes to Financial Statements (continued)

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

52  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  53

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Global Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

Approval of the Subadvisory Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Emerging Markets Opportunity Fund, (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), the Subadviser has provided portfolio management and related services for the Fund.

54  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

At the in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 12-14, 2011 (the “April Meeting”), independent legal counsel reviewed with the independent Board members (the “Independent Directors”) various factors relevant to the Board’s consideration of the Subadvisory Agreement and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Subadvisory Agreement.

Nature, Extent and Quality of Services Provided by the Subadviser:  The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by the Subadviser, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Fund’s Chief Compliance Officer continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement, including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  55

Approval of the Subadvisory Agreement (continued)

Additionally, the Board reviewed Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the retention of the Subadviser.

Costs of Services Provided:  The Board reviewed the level of subadvisory fees, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was comparable to those charged by other subadvisers to similar funds managed by the investment manager.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because the Subadviser’s fees are paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and approved at the Board’s meeting in September 2010.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of the Subadvisory Agreement.

56  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Shareholders

Columbia Emerging Markets Opportunity Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,817,669,100.658	48,013,074.701	0.000	0.000
02	Edward J. Boudreau, Jr.	1,817,929,714.017	47,752,461.342	0.000	0.000
03	Pamela G. Carlton	1,818,407,025.124	47,275,150.235	0.000	0.000
04	William P. Carmichael	1,816,788,150.238	48,894,025.121	0.000	0.000
05	Patricia M. Flynn	1,819,236,829.523	46,445,345.836	0.000	0.000
06	William A. Hawkins	1,817,400,660.894	48,281,514.465	0.000	0.000
07	R. Glenn Hilliard	1,817,684,775.513	47,997,399.846	0.000	0.000
08	Stephen R. Lewis, Jr.	1,817,358,614.376	48,323,560.983	0.000	0.000
09	John F. Maher	1,819,011,976.785	46,670,198.574	0.000	0.000
10	John J. Nagorniak	1,817,790,462.054	47,891,713.305	0.000	0.000
11	Catherine James Paglia	1,818,829,769.236	46,852,406.123	0.000	0.000
12	Leroy C. Richie	1,817,440,215.921	48,241,959.438	0.000	0.000
13	Anthony M. Santomero	1,817,899,297.744	47,782,877.615	0.000	0.000
14	Minor M. Shaw	1,818,527,731.929	47,154,443.430	0.000	0.000
15	Alison Taunton-Rigby	1,817,270,437.499	48,411,737.860	0.000	0.000
16	William F. Truscott	1,818,341,017.769	47,341,157.590	0.000	0.000

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the election of directors.

Proposal 2. To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,794,994,933.315	39,083,879.603	31,603,190.771	171.670

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the amendment to the Articles of Incorporation.

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
434,193,965.244	16,601,921.661	12,322,547.940	116,213,819.350

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
433,287,441.296	17,866,524.041	11,964,432.669	116,213,856.190

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 SEMIANNUAL REPORT  57

Columbia Emerging Markets Opportunity Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6344 T (6/11)

Semiannual Report

Columbia
European Equity Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia European Equity Fund seeks to provide shareholders with capital appreciation.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	8

Portfolio of Investments	10

Statement of Assets and Liabilities	18

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	29

Proxy Voting	45

Approval of Investment Management Services Agreement	45

Approval of the Subadvisory Agreement	45

Results of Meeting of Shareholders	48

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia European Equity Fund (the Fund) Class A shares gained 15.19% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe Index), which advanced 15.49% for the six-month period.

>	The Fund outperformed the Lipper European Funds Index, representing the Fund’s peer group, which increased 13.93% for the same timeframe.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Columbia European Equity Fund Class A (excluding sales charge)	+15.19%	+34.70%	+3.71%	+6.37%	+5.74%

MSCI Europe Index(1) (unmanaged)	+15.49%	+25.77%	-2.47%	+3.20%	+6.30%

Lipper European Funds Index(2) (unmanaged)	+13.93%	+26.44%	-0.83%	+3.94%	+7.23%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

(1)	The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of gross distributions and changes in market prices.
(2)	The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

4  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	5 years	10 years	inception**
Class A (inception 6/26/00)	+15.19%	+34.70%	+3.71%	+6.37%	+5.74%	N/A

Class B (inception 6/26/00)	+14.71%	+33.67%	+2.88%	+5.51%	+4.91%	N/A

Class C (inception 6/26/00)	+14.86%	+33.81%	+2.90%	+5.55%	+4.94%	N/A

Class I (inception 7/15/04)	+15.82%	+35.98%	+4.30%	+6.92%	N/A	+11.85%

Class R4 (inception 6/26/00)	+15.23%	+34.79%	+3.90%	+6.62%	+5.98%	N/A

Class Z (inception 9/27/10)	+15.77%	N/A	N/A	N/A	N/A	+21.64%*

With sales charge
Class A (inception 6/26/00)	+8.57%	+26.95%	+1.68%	+5.11%	+5.12%	N/A

Class B (inception 6/26/00)	+9.71%	+28.67%	+1.93%	+5.19%	+4.91%	N/A

Class C (inception 6/26/00)	+13.86%	+32.81%	+2.90%	+5.55%	+4.94%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R4 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.
**	For classes with less than 10 years performance.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

COUNTRY BREAKDOWN(1) (at April 30, 2011)

Belgium	2.1%

Bermuda	1.1

Denmark	1.9

Finland	1.0

France	10.4

Germany	24.4

Italy	2.3

Netherlands	4.7

Norway	1.1

Spain	4.6

Sweden	3.7

Switzerland	9.1

Turkey	0.3

United Kingdom	33.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

TOP TEN HOLDINGS(1) (at April 30, 2011)

Vodafone Group PLC (United Kingdom)	4.0%

Nestle’ SA (Switzerland)	4.0

Rio Tinto PLC (United Kingdom)	3.6

BG Group PLC (United Kingdom)	3.4

Fresenius Medical Care AG & Co. KGaA (Germany)	3.1

HSBC Holdings PLC (United Kingdom)	2.6

Siemens AG (Germany)	2.4

BASF SE (Germany)	2.2

Burberry Group PLC (United Kingdom)	2.2

Anheuser-Busch InBev NV (Belgium)	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,151.90	$8.21	1.53%

Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.70	1.53%

Class B

Actual(b)	$1,000	$1,147.10	$12.20	2.28%

Hypothetical (5% return before expenses)	$1,000	$1,013.56	$11.45	2.28%

Class C

Actual(b)	$1,000	$1,148.60	$12.16	2.27%

Hypothetical (5% return before expenses)	$1,000	$1,013.61	$11.40	2.27%

Class I

Actual(b)	$1,000	$1,158.20	$5.43	1.01%

Hypothetical (5% return before expenses)	$1,000	$1,019.90	$5.09	1.01%

Class R4

Actual(b)	$1,000	$1,152.30	$7.14	1.33%

Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.69	1.33%

Class Z

Actual(b)	$1,000	$1,157.70	$6.67	1.24%

Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.24	1.24%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +15.19% for Class A, +14.71% for Class B, +14.86% for Class C, +15.82% for Class I, +15.23% for Class R4 and +15.77% for Class Z.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments
Columbia European Equity Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (97.7%)

BELGIUM (2.1%)
Anheuser-Busch InBev NV(a)(b)	93,687	$5,973,812

BERMUDA (1.1%)
Seadrill Ltd.(a)(b)	88,233	3,126,313

DENMARK (1.9%)
Novo Nordisk A/S, Series B(a)	43,733	5,528,401

FINLAND (1.0%)
KONE OYJ, Series B(a)	44,433	2,783,187

FRANCE (10.4%)
AXA SA(a)(b)	156,691	3,516,056
BNP Paribas(a)	58,024	4,591,895
Edenred(a)(c)	97,565	3,026,006
Legrand SA(a)	60,912	2,781,477
LVMH Moet Hennessy Louis Vuitton SA(a)	15,134	2,717,907
Publicis Groupe SA(a)	71,540	4,054,086
Safran SA(a)(b)	83,771	3,250,829
Schneider Electric SA(a)(b)	20,187	3,567,067
Societe Generale(a)	35,575	2,379,567

Total		29,884,890

GERMANY (22.5%)
Aixtron SE(a)(b)	46,569	1,986,500
Allianz SE(a)	28,735	4,524,218
BASF SE(a)(b)(c)	62,593	6,434,048
Bayer AG(a)(b)	35,048	3,080,939
BMW AG(a)(b)	57,230	5,397,065
Deutsche Boerse AG(a)(b)	34,401	2,858,466
E.ON AG(a)(b)	130,625	4,465,409
Fresenius Medical Care AG & Co. KGaA(a)	113,614	8,928,905
Infineon Technologies AG(a)	310,202	3,521,269
Kabel Deutschland Holding AG(a)(c)	72,854	4,553,166
Linde AG(a)	19,657	3,540,380
MAN SE(a)(c)	19,048	2,654,556
Metro AG(a)(b)	37,202	2,730,567
SAP AG(a)	55,020	3,544,940
Siemens AG(a)	46,546	6,771,445

Total		64,991,873

ITALY (2.2%)
Fiat Industrial SpA(a)(c)	189,153	2,810,045
Saipem SpA(a)	64,401	3,656,205

Total		6,466,250

NETHERLANDS (4.7%)
ASML Holding NV(a)(b)	60,938	2,523,172
European Aeronautic Defence and Space Co. NV(a)(c)	95,652	2,959,590
ING Groep NV-CVA(a)(c)	401,518	5,292,905
Koninklijke Vopak NV(a)(b)	57,105	2,737,044

Total		13,512,711

NORWAY (1.1%)
DnB NOR ASA(a)(b)	201,786	3,280,667

SPAIN (4.6%)
Amadeus IT Holding SA, Series A(a)(c)	173,470	3,633,063
Banco Bilbao Vizcaya Argentaria SA(a)	214,178	2,747,210
Inditex SA(a)	44,040	3,949,015
Repsol YPF SA(a)	84,064	3,001,970

Total		13,331,258

SWEDEN (3.6%)
Assa Abloy AB, Series B(a)(b)	75,480	2,265,980
Atlas Copco AB, Series A(a)(b)	97,274	2,855,863
Swedish Match AB(a)(b)	151,448	5,373,723

Total		10,495,566

SWITZERLAND (9.1%)
Nestlé SA(a)	183,224	11,374,715
Sika AG(a)	1,250	3,190,751
Swatch Group AG (The)(a)	42,565	3,776,721
Syngenta AG(a)	6,274	2,220,198

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

SWITZERLAND (cont.)
UBS AG(a)(c)	281,084	$5,618,431

Total		26,180,816

TURKEY (0.3%)
Turkiye Garanti Bankasi AS(a)	144,832	750,346

UNITED KINGDOM (33.1%)
Admiral Group PLC(a)	80,945	2,289,998
ARM Holdings PLC(a)	288,604	2,991,242
BG Group PLC(a)	381,526	9,824,909
British American Tobacco PLC(a)	100,464	4,389,985
BT Group PLC(a)	949,269	3,116,548
Burberry Group PLC(a)	290,367	6,300,687
Cairn Energy PLC(a)(c)	514,027	3,888,974
Hargreaves Lansdown PLC(a)	246,777	2,658,708
HSBC Holdings PLC(a)	676,190	7,375,815
Intercontinental Hotels Group PLC(a)	121,061	2,657,631
Persimmon PLC(a)	366,436	2,964,292
Prudential PLC(a)	365,902	4,733,827
Rio Tinto PLC(a)	141,739	10,342,030
Shire PLC(a)	169,092	5,247,355
Standard Chartered PLC(a)	127,883	3,554,108
Tullow Oil PLC(a)	199,077	4,776,499
Vodafone Group PLC(a)	3,936,195	11,378,763
Weir Group PLC (The)(a)	76,157	2,452,933
Xstrata PLC(a)	179,554	4,605,405

Total		95,549,709

Total Common Stocks
(Cost: $245,098,450)		$281,855,799

Preferred Stocks (1.7%)

GERMANY (1.7%)
Volkswagen AG(a)(c)	24,622	$4,850,361

Total Preferred Stocks
(Cost: $3,583,007)		$4,850,361

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (18.6%)

Certificates of Deposit (1.6%)
Bank of Tokyo Securities
05/02/11	0.100%	$2,500,000	$2,500,000
DnB NOR
05/04/11	0.110%	2,000,000	2,000,000

Total			4,500,000

Money Market Fund (1.7%)
JP Morgan Prime Money Market Fund, 0.010%(d)
		5,000,000	5,000,000

Repurchase Agreements (15.3%)
BNP Paribas Securities Corp. dated 04/29/11, matures 05/02/11, repurchase price $30,000,125(e)
	0.050%	30,000,000	30,000,000
Cantor Fitzgerald & Co. dated 04/29/11, matures 05/02/11, repurchase price $5,000,029(e)
	0.070%	5,000,000	5,000,000
Goldman Sachs & Co. dated 04/29/11, matures 05/02/11, repurchase price $9,043,358(e)
	0.050%	9,043,321	9,043,321

Total			44,043,321

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $53,543,321)			$53,543,321

Total Investments
(Cost: $302,224,778)(f)			$340,249,481
Other Assets & Liabilities, Net			(51,886,474)

Net Assets			$288,363,007

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of
Industry	Net Assets	Value
Aerospace & Defense	2.2%	$6,210,419
Automobiles	3.6	10,247,426
Beverages	2.1	5,973,812
Building Products	0.8	2,265,980
Capital Markets	2.9	8,277,139
Chemicals	5.3	15,385,378
Commercial Banks	8.6	24,679,608
Commercial Services & Supplies	1.1	3,026,006
Diversified Financial Services	2.8	8,151,371
Diversified Telecommunication Services	1.1	3,116,548
Electric Utilities	1.5	4,465,409
Electrical Equipment	2.2	6,348,544
Energy Equipment & Services	2.4	6,782,518
Food & Staples Retailing	0.9	2,730,567
Food Products	3.9	11,374,715
Health Care Providers & Services	3.1	8,928,905
Hotels, Restaurants & Leisure	0.9	2,657,631
Household Durables	1.0	2,964,292
Industrial Cocglomerates	2.3	6,771,445
Insurance	5.2	15,064,099
IT Services	1.3	3,633,063
Machinery	4.7	13,556,584
Media	3.0	8,607,252
Metals & Mining	5.2	14,947,435
Oil, Gas & Consumable Fuels	7.5	21,492,352
Pharmaceuticals	4.8	13,856,695
Semiconductors & Semiconductor Equipment	3.8	11,022,182
Software	1.2	3,544,940
Specialty Retail	1.4	3,949,015
Textiles, Apparel & Luxury Goods	4.4	12,795,315
Tobacco	3.4	9,763,708
Transportation Infrastructure	0.9	2,737,044
Wireless Telecommunication Services	3.9	11,378,763
Other(1)	18.6	53,543,321

Total		$340,249,481

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Investments in Derivatives
Forward Foreign Currency Exchange Contracts Open at April 30, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
Royal Bank of Scotland	May 3, 2011	895,152 (USD	)	604,000 (EUR	)	$—	$(537)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 99.43% of net assets.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP Paribas Securities Corp. (0.050%)
Security Description	Value
Freddie Mac Gold Pool	$15,151,827
Ginnie Mae I Pool	15,448,173

Total Market Value of Collateral Securities	$30,600,000

Cantor Fitzgerald & Co. (0.070%)
Security Description	Value
Fannie Mae Interest Strip	$293,611
Fannie Mae Pool	2,737,309
Fannie Mae Principal Strip	21,758
Fannie Mae REMICS	11,500
Fannie Mae Whole Loan	492
Federal Farm Credit Bank	41,544
Federal Home Loan Bank Discount Notes	167
Federal Home Loan Banks	89,703
Federal Home Loan Mortgage Corp	27,340
Federal National Mortgage Association	29,104
Freddie Mac Non Gold Pool	998,152
Freddie Mac REMICS	193,716
Freddie Mac Strips	24,193

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.070%) (continued)
Security Description	Value
Ginnie Mae I Pool	$36,258
Ginnie Mae II Pool	218,513
Government National Mortgage Association	64,499
United States Treasury Inflation Indexed Bonds	18,579
United States Treasury Strip Coupon	276,362
United States Treasury Strip Principal	17,200

Total Market Value of Collateral Securities	$5,100,000

Goldman Sachs & Co. (0.050%)
Security Description	Value
Government National Mortgage Association	$9,224,187

Total Market Value of Collateral Securities	$9,224,187

(f)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$1,758,836	$209,014,694	$(210,773,530)	$—	$—	$4,859	$—
Currency Legend

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$36,370,571	$—	$36,370,571
Consumer Staples	—	29,842,803	—	29,842,803
Energy	—	28,274,870	—	28,274,870
Financials	—	56,172,216	—	56,172,216
Health Care	—	22,785,600	—	22,785,600
Industrials	—	40,916,022	—	40,916,022
Information Technology	—	18,200,185	—	18,200,185
Materials	—	30,332,814	—	30,332,814
Telecommunication Services	—	14,495,310	—	14,495,310
Utilities	—	4,465,408	—	4,465,408
Preferred Stocks
Consumer Discretionary	—	4,850,361	—	4,850,361

Total Equity Securities	—	286,706,160	—	286,706,160

Other
Investments of Cash Collateral Received for Securities on Loan	5,000,000	48,543,321	—	53,543,321

Total Other	5,000,000	48,543,321	—	53,543,321

Investments in Securities	5,000,000	335,249,481	—	340,249,481
Derivatives(c)
Liabilities
Forward Foreign Currency Exchange Contracts	—	(537)	—	(537)

Total	$5,000,000	$335,248,944	$—	$340,248,944

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $186,198,515.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  17

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $248,681,457)	$286,706,160
Investment of cash collateral received for securities on loan Short-term Securities (identified cost $9,500,000)	9,500,000
Repurchase agreements (identified cost $44,043,321)	44,043,321

Total investments (identified cost $302,224,778)	340,249,481
Foreign currency (identified cost $97,329)	97,657
Receivable for:
Capital shares sold	82,900
Investments sold	9,501,739
Dividends	960,323
Interest	44,052
Reclaims	341,337

Total assets	351,277,489

Liabilities
Disbursements in excess of cash	386,669
Due upon return of securities on loan	53,543,321
Unrealized depreciation on forward foreign currency exchange contracts	537
Payable for:
Investments purchased	8,547,477
Capital shares purchased	357,439
Investment management fees	6,269
Distribution fees	698
Transfer agent fees	7,877
Administration fees	629
Other expenses	63,566

Total liabilities	62,914,482

Net assets applicable to outstanding shares	$288,363,007

Represented by
Paid-in capital	$271,836,653
Undistributed net investment income	878,218
Accumulated net realized loss	(22,413,257)
Unrealized appreciation (depreciation) on:
Investments	38,024,703
Foreign currency translations	37,227
Forward foreign currency exchange contracts	(537)

Total — representing net assets applicable to outstanding shares	$288,363,007

*Value of securities on loan	$50,900,791

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Net assets applicable to outstanding shares
Class A	$78,338,249
Class B	$4,320,080
Class C	$1,706,359
Class I	$203,922,476
Class R4	$29,802
Class Z	$46,041
Shares outstanding
Class A	11,782,989
Class B	651,486
Class C	259,738
Class I	30,604,971
Class R4	4,493
Class Z	6,916
Net asset value per share
Class A(a)	$6.65
Class B	$6.63
Class C	$6.57
Class I	$6.66
Class R4	$6.63
Class Z	$6.66

(a)	The maximum offering price per share for Class A is $7.06. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  19

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$2,132,144
Dividends from affiliates	4,859
Income from securities lending — net	93,434
Foreign taxes withheld	(262,814)

Total income	1,967,623

Expenses:
Investment management fees	693,812
Distribution fees
Class A	89,868
Class B	20,260
Class C	7,707
Transfer agent fees
Class A	95,847
Class B	5,426
Class C	2,029
Class R4	30
Class Z	12
Administration fees	64,612
Plan administration fees
Class R4	33
Compensation of board members	1,616
Custodian fees	16,375
Printing and postage fees	18,892
Registration fees	28,468
Professional fees	15,512
Other	2,918

Total expenses	1,063,417
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(26,949)

Total net expenses	1,036,468

Net investment income	931,155

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,161,525
Foreign currency transactions	(328,433)
Forward foreign currency exchange contracts	228,382

Net realized gain	6,061,474
Net change in unrealized appreciation (depreciation) on:
Investments	22,859,109
Foreign currency translations	31,202
Forward foreign currency exchange contracts	(537)

Net change in unrealized appreciation	22,889,774

Net realized and unrealized gain	28,951,248

Net increase in net assets resulting from operations	$29,882,403

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment income	$931,155	$401,249
Net realized gain	6,061,474	6,416,547
Net change in unrealized appreciation	22,889,774	6,503,819

Net increase in net assets resulting from operations	29,882,403	13,321,615

Distributions to shareholders from:
Net investment income
Class A	(329,400)	(1,000,172)
Class B	—	(22,699)
Class C	—	(10,493)
Class I	(109,439)	(126)
Class R4	(165)	(304)
Class Z	(22)	—

Total distributions to shareholders	(439,026)	(1,033,794)

Increase (decrease) in net assets from share transactions	183,595,602	(8,985,725)

Total increase in net assets	213,038,979	3,302,096
Net assets at beginning of period	75,324,028	72,021,932

Net assets at end of period	$288,363,007	$75,324,028

Undistributed net investment income	$878,218	$386,089

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  21

Statement of Changes in Net Assets (continued)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,326,578	8,057,335	2,129,476	10,777,670
Conversions from Class B	1,721	10,155	304,151	1,545,088
Distributions reinvested	52,959	312,457	196,524	974,758
Redemptions	(1,642,527)	(9,963,165)	(3,897,263)	(19,493,353)

Net decrease	(261,269)	(1,583,218)	(1,267,112)	(6,195,837)

Class B shares
Subscriptions	30,032	182,570	104,688	529,881
Distributions reinvested	—	—	4,410	21,913
Conversions to Class A	(1,727)	(10,155)	(304,751)	(1,545,088)
Redemptions	(77,892)	(474,094)	(372,204)	(1,833,615)

Net decrease	(49,587)	(301,679)	(567,857)	(2,826,909)

Class C shares
Subscriptions	61,654	367,994	63,917	321,587
Distributions reinvested	—	—	1,921	9,471
Redemptions	(47,633)	(284,698)	(60,828)	(300,303)

Net increase	14,021	83,296	5,010	30,755

Class I shares
Subscriptions	32,726,260	198,548,407	—	—
Distributions reinvested	18,601	109,372	—	—
Redemptions	(2,141,226)	(13,301,019)	—	—

Net increase	30,603,635	185,356,760	—	—

Class R4 shares
Subscriptions	84	504	1,300	6,366
Distributions reinvested	24	142	51	255
Redemptions	—	—	(677)	(2,855)

Net increase	108	646	674	3,766

Class Z shares
Subscriptions	7,811	48,584	453	2,500
Redemptions	(1,348)	(8,787)	—	—

Net increase	6,463	39,797	453	2,500

Total net increase (decrease)	30,313,371	183,595,602	(1,828,832)	(8,985,725)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$5.80		$4.86	$3.88	$6.83	$5.39	$4.19

Income from investment operations:
Net investment income	0.01		0.03	0.07	0.06	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.87		0.98	0.96	(2.96)	1.47	1.22

Total from investment operations	0.88		1.01	1.03	(2.90)	1.51	1.27

Less distributions to shareholders from:
Net investment income	(0.03)		(0.07)	(0.06)	(0.05)	(0.07)	(0.07)

Total distributions to shareholders	(0.03)		(0.07)	(0.06)	(0.05)	(0.07)	(0.07)

Proceeds from regulatory settlement	—		—	0.01	—	—	—

Net asset value, end of period	$6.65		$5.80	$4.86	$3.88	$6.83	$5.39

Total return	15.19%		21.14%	27.11% (a)	(42.70% )	28.24%	30.63%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.59%	(c)	1.67%	1.93%	1.58%	1.43%	1.52%

Net expenses after fees waived or expenses reimbursed(d)	1.53%	(c)	1.41%	1.61%	1.58%	1.43%	1.52%

Net investment income	0.28%	(c)	0.63%	1.79%	0.95%	0.70%	1.00%

Supplemental data
Net assets, end of period (in thousands)	$78,338		$69,831	$64,717	$57,916	$114,600	$85,143

Portfolio turnover	44%		115%	154%	180%	114%	64%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  23

Financial Highlights (continued)

Class B	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$5.78		$4.83		$3.82		$6.73	$5.31		$4.12

Income from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(e)	0.05		0.02	0.00	(e)	0.02
Net realized and unrealized gain (loss) on investments	0.86		0.97		0.95		(2.93)	1.44		1.20

Total from investment operations	0.85		0.97		1.00		(2.91)	1.44		1.22

Less distributions to shareholders from:
Net investment income	—		(0.02)		—		—	(0.02)		(0.03)

Total distributions to shareholders	—		(0.02)		—		—	(0.02)		(0.03)

Proceeds from regulatory settlement	—		—		0.01		—	—		—

Net asset value, end of period	$6.63		$5.78		$4.83		$3.82	$6.73		$5.31

Total return	14.71%		20.10%		26.44%	(a)	(43.24% )	27.28%		29.74%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.34%	(c)	2.41%		2.74%		2.32%	2.19%		2.29%

Net expenses after fees waived or expenses reimbursed(d)	2.28%	(c)	2.16%		2.40%		2.32%	2.19%		2.29%

Net investment income (loss)	(0.48%	)(c)	(0.06%	)	1.22%		0.28%	(0.03%	)	0.28%

Supplemental data
Net assets, end of period (in thousands)	$4,320		$4,051		$6,124		$10,080	$30,143		$29,439

Portfolio turnover	44%		115%		154%		180%	114%		64%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Class C	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$5.72		$4.81	$3.81		$6.71	$5.30		$4.12

Income from investment operations:
Net investment income (loss)	(0.01)		(0.01)	0.04		0.01	0.00	(e)	0.02
Net realized and unrealized gain (loss) on investments	0.86		0.96	0.95		(2.90)	1.44		1.19

Total from investment operations	0.85		0.95	0.99		(2.89)	1.44		1.21

Less distributions to shareholders from:
Net investment income	—		(0.04)	0.00	(e)	(0.01)	(0.03)		(0.03)

Total distributions to shareholders	—		(0.04)	0.00	(d)	(0.01)	(0.03)		(0.03)

Proceeds from regulatory settlement	—		—	0.01		—	—		—

Net asset value, end of period	$6.57		$5.72	$4.81		$3.81	$6.71		$5.30

Total return	14.86%		19.96%	26.39%	(a)	(43.10% )	27.21%		29.65%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.34%	(c)	2.43%	2.69%		2.33%	2.19%		2.29%

Net expenses after fees waived or expenses reimbursed(d)	2.27%	(c)	2.17%	2.37%		2.33%	2.19%		2.29%

Net investment income (loss)	(0.45%	)(c)	(0.10% )	1.07%		0.25%	(0.05%	)	0.24%

Supplemental data
Net assets, end of period (in thousands)	$1,706		$1,406	$1,157		$954	$2,138		$1,489

Portfolio turnover	44%		115%	154%		180%	114%		64%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights (continued)

Class I	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$5.80		$4.86	$3.89	$6.84	$5.40	$4.20

Income from investment operations:
Net investment income	0.06		0.05	0.09	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.85		0.98	0.95	(2.96)	1.46	1.23

Total from investment operations	0.91		1.03	1.04	(2.87)	1.53	1.29

Less distributions to shareholders from:
Net investment income	(0.05)		(0.09)	(0.08)	(0.08)	(0.09)	(0.09)

Total distributions to shareholders	(0.05)		(0.09)	(0.08)	(0.08)	(0.09)	(0.09)

Proceeds from regulatory settlement	—		—	0.01	—	—	—

Net asset value, end of period	$6.66		$5.80	$4.86	$3.89	$6.84	$5.40

Total return	15.82%		21.61%	27.78% (a)	(42.38% )	28.78%	31.34%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	(c)	1.14%	1.31%	1.08%	0.95%	0.99%

Net expenses after fees waived or expenses reimbursed(d)	1.01%	(c)	0.96%	1.16%	1.08%	0.95%	0.99%

Net investment income	2.01%	(c)	1.07%	2.27%	1.50%	1.17%	1.55%

Supplemental data
Net assets, end of period (in thousands)	$203,922		$8	$6	$5	$3	$15

Portfolio turnover	44%		115%	154%	180%	114%	64%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Class R4	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$5.79		$4.86	$3.90	$6.84	$5.41	$4.20

Income from investment operations:
Net investment income	0.01		0.04	0.07	0.08	0.00 (e)	0.05
Net realized and unrealized gain (loss) on investments	0.87		0.97	0.97	(2.94)	1.51	1.24

Total from investment operations	0.88		1.01	1.04	(2.86)	1.51	1.29

Less distributions to shareholders from:
Net investment income	(0.04)		(0.08)	(0.09)	(0.08)	(0.08)	(0.08)

Total distributions to shareholders	(0.04)		(0.08)	(0.09)	(0.08)	(0.08)	(0.08)

Proceeds from regulatory settlement	—		—	0.01	—	—	—

Net asset value, end of period	$6.63		$5.79	$4.86	$3.90	$6.84	$5.41

Total return	15.23%		21.08%	27.57% (a)	(42.29% )	28.16%	31.10%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.37%	(c)	1.49%	1.58%	1.36%	1.26%	1.31%

Net expenses after fees waived or expenses reimbursed(d)	1.33%	(c)	1.27%	1.39%	1.11%	1.26%	1.31%

Net investment income	0.50%	(c)	0.79%	1.79%	1.35%	0.04%	1.05%

Supplemental data
Net assets, end of period (in thousands)	$30		$25	$18	$13	$7	$4

Portfolio turnover	44%		115%	154%	180%	114%	64%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

			Year ended
Class Z	Six months ended		Oct. 31,
Per share data	April 30, 2011		2010(f)
	(Unaudited)
Net asset value, beginning of period	$5.80		$5.52

Income from investment operations:
Net investment income	0.08		0.00	(e)
Net realized and unrealized gain on investments	0.83		0.28

Total from investment operations	0.91		0.28

Less distributions to shareholders from:
Net investment income	(0.05)		—

Total distributions to shareholders	(0.05)		—

Net asset value, end of period	$6.66		$5.80

Total return	15.77%		5.07%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.25%	(c)	1.96%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.24%	(c)	1.27%	(c)

Net investment income	2.85%	(c)	0.12%	(c)

Supplemental data
Net assets, end of period (in thousands)	$46		$3

Portfolio turnover	44%		115%

Notes to Financial Highlights

(a)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	Rounds to less than $0.01.
(f)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1.	Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource International Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  29

Notes to Financial Statements (continued)

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

30  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements (continued)

also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the

32  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2011

	Liability Derivatives
	Statement of Assets and
Risk Exposure Category	Liabilities Location	Fair Value
	Unrealized depreciation on forward foreign currency
Foreign exchange contracts	exchange contracts	$537

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign
Currency
Risk Exposure Category	Exchange Contracts
Foreign exchange contracts	$228,382

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency
Risk Exposure Category	Exchange Contracts
Foreign exchange contracts	$(537)

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts
Opened
Forward foreign currency exchange contracts	11

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

34  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser. See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $47,997 for the six months ended April 30, 2011. The management fee for the six months ended April 30, 2011 was 0.86% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA and a decrease to the management fee rates payable at certain asset

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

levels. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and will become effective on or about July 1, 2011.

Subadvisory Agreement
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and indirect wholly-owned subsidiary of Ameriprise Financial, Inc. to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, Columbia Management Investment Advisers, LLC serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to

36  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class B	0.27
Class C	0.26
Class R4	0.05
Class Z	0.21

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $152,000 and $20,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $25,267 for Class A, $2,421 for Class B, $257 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class R4	1.38
Class Z	1.28

Prior to January 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.43%
Class B	2.20
Class C	2.19
Class I	0.98
Class R4	1.28
Class Z	1.18

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related

38  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $302,225,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,305,000
Unrealized depreciation	(280,000)

Net Unrealized appreciation	$38,025,000

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2011	$5,021,215
2016	4,272,956
2017	18,724,480

Total	$28,018,651

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

Note 5.	Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $254,189,565 and $70,666,459, respectively, for the six months ended April 30, 2011.

Note 6.	Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $50,900,791 were on loan secured by cash collateral of $53,543,321 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

40  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Note 7.	Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8.	Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares. At April 30, 2011, the Investment Manager and/or affiliates owned approximately 71% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9.	Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility at no time could exceed

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

$500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 10.	Significant Risks

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk
The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment

42  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011 and will be effective on or about July 1, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource International Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

Approval of the Subadvisory Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia European Equity Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), the Subadviser has provided portfolio management and related services for the Fund.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  45

Approval of the Subadvisory Agreement (continued)

At the in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 12-14, 2011 (the “April Meeting”), independent legal counsel reviewed with the independent Board members (the “Independent Directors”) various factors relevant to the Board’s consideration of the Subadvisory Agreement and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Subadvisory Agreement.

Nature, Extent and Quality of Services Provided by the Subadviser:  The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by the Subadviser, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board observed that it had previously approved the Subadviser’s code of ethics (the “Code”) and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the Code and the compliance program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement, including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

46  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Additionally, the Board reviewed Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the retention of the Subadviser.

Costs of Services Provided:  The Board reviewed the proposed level of subadvisory fees, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was comparable to those charged by other subadvisers to similar funds managed by the investment manager.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because the Subadviser’s fees are paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and approved at the Board’s meeting in September 2010.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of the Subadvisory Agreement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  47

Results of Meeting of Shareholders

Columbia European Equity Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,211,486,195.106	19,664,741.358	0.00	0.00
02	Edward J. Boudreau, Jr.	1,210,884,778.343	20,266,158.120	0.00	0.00
03	Pamela G. Carlton	1,211,231,326.636	19,919,609.828	0.00	0.00
04	William P. Carmichael	764,357,277.166	466,793,659.297	0.00	0.00
05	Patricia M. Flynn	1,211,538,843.238	19,612,093.225	0.00	0.00
06	William A. Hawkins	1,211,093,902.162	20,057,034.301	0.00	0.00
07	R. Glenn Hilliard	1,211,036,851.205	20,114,085.258	0.00	0.00
08	Stephen R. Lewis, Jr.	1,209,176,999.993	21,973,936.470	0.00	0.00
09	John F. Maher	1,211,293,869.948	19,857,066.515	0.00	0.00
10	John J. Nagorniak	1,211,096,862.698	20,054,073.765	0.00	0.00
11	Catherine James Paglia	1,211,078,976.798	20,071,959.665	0.00	0.00
12	Leroy C. Richie	1,210,695,216.619	20,455,719.845	0.00	0.00
13	Anthony M. Santomero	1,210,827,692.705	20,323,243.758	0.00	0.00
14	Minor M. Shaw	1,211,153,659.923	19,997,276.541	0.00	0.00
15	Alison Taunton-Rigby	1,211,005,073.369	20,145,863.094	0.00	0.00
16	William F. Truscott	1,211,065,058.166	20,085,878.298	0.00	0.00

Proposal 2. To approve the proposed amendment to the Articles of Incorporation of RiverSource International Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,187,433,917.535	30,401,494.635	13,315,490.444	33.850

Proposal 3. To approve a proposed Agreement and Plan of Redomicile.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
61,352,377.517	2,182,080.242	1,734,467.295	10,515,931.640

48  COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
61,627,001.633	2,014,867.563	1,627,055.858	10,515,931.640

*	All dollars of RiverSource International Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

COLUMBIA EUROPEAN EQUITY FUND — 2011 SEMIANNUAL REPORT  49

Columbia European Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6016 M (6/11)

Semiannual Report

Columbia Frontier Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Frontier Fund seeks to provide shareholders with growth of capital.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	7

Portfolio of Investments	9

Statement of Assets and Liabilities	18

Statement of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	31

Proxy Voting	46

Approval of Investment Management Services Agreement	46

Results of Meeting of Shareholders	47

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Frontier Fund (the Fund) Class A shares gained 22.25% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund underperformed its benchmark, the Russell 2000® Growth Index, which advanced 27.07% for the same six-month period.

>	The Fund also underperformed its peer group, the Lipper Small-Cap Growth Funds Index, which increased 25.64% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Columbia Frontier Fund Class A (excluding sales charge)	+22.25%	+20.39%	+4.64%	+2.22%	+3.48%

Russell 2000 Growth Index(1) (unmanaged)	+27.07%	+30.29%	+9.62%	+5.14%	+5.59%

Lipper Small-Cap Growth Funds Index(2) (unmanaged)	+25.64%	+28.30%	+7.77%	+4.00%	+4.95%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Growth Funds Index (the Lipper Index) includes the 30 largest small-cap growth funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	5 years	10 years	inception**
Class A (inception 12/10/84)	+22.25%	+20.39%	+4.64%	+2.22%	+3.48%	N/A

Class B (inception 4/22/96)	+21.83%	+19.37%	+3.85%	+1.45%	+2.69%	N/A

Class C (inception 5/27/99)	+21.85%	+19.55%	+3.87%	+1.56%	+2.75%	N/A

Class I (inception 8/3/09)	+22.51%	+20.88%	N/A	N/A	N/A	+24.59%

Class R (inception 4/30/03)	+22.11%	+19.96%	+4.28%	+1.95%	N/A	+7.49%

Class R4 (inception 8/3/09)	+22.41%	+20.53%	N/A	N/A	N/A	+24.25%

Class R5 (inception 11/30/01)	+22.53%	+20.78%	+5.05%	+2.72%	N/A	+4.71%

Class Z (inception 9/27/10)	+22.42%	N/A	N/A	N/A	N/A	+28.76%*

With sales charge
Class A (inception 12/10/84)	+15.24%	+13.48%	+2.60%	+1.02%	+2.87%	N/A

Class B (inception 4/22/96)	+16.83%	+14.37%	+2.91%	+1.16%	+2.69%	N/A

Class C (inception 5/27/99)	+20.85%	+18.55%	+3.87%	+1.56%	+2.75%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

**	For classes with less than 10 years performance.

4  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

SECTOR BREAKDOWN(1) (at April 30, 2011)

Consumer Discretionary	15.2%

Consumer Staples	3.6

Energy	5.5

Financials	7.9

Health Care	20.4

Industrials	11.4

Information Technology	27.5

Materials	3.6

Utilities	0.4

Other(2)	4.5

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS(1) (at April 30, 2011)

Ciena Corp.	2.9%

Clean Energy Fuels Corp.	1.9

Opnext, Inc.	1.9

Tornier BV	1.7

Oplink Communications, Inc.	1.6

Patterson-UTI Energy, Inc.	1.5

BigBand Networks, Inc.	1.5

Mellanox Technologies Ltd.	1.5

Zoll Medical Corp.	1.4

Quidel Corp.	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,222.50	$8.26	1.49%

Hypothetical (5% return before expenses)	$1,000	$1,017.50	$7.49	1.49%

Class B

Actual(b)	$1,000	$1,218.30	$12.39	2.24%

Hypothetical (5% return before expenses)	$1,000	$1,013.76	$11.25	2.24%

Class C

Actual(b)	$1,000	$1,218.50	$12.39	2.24%

Hypothetical (5% return before expenses)	$1,000	$1,013.76	$11.25	2.24%

Class I

Actual(b)	$1,000	$1,225.10	$5.77	1.04%

Hypothetical (5% return before expenses)	$1,000	$1,019.75	$5.24	1.04%

Class R

Actual(b)	$1,000	$1,221.10	$9.80	1.77%

Hypothetical (5% return before expenses)	$1,000	$1,016.11	$8.90	1.77%

Class R4

Actual(b)	$1,000	$1,224.10	$7.26	1.31%

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.59	1.31%

Class R5

Actual(b)	$1,000	$1,225.30	$5.83	1.05%

Hypothetical (5% return before expenses)	$1,000	$1,019.70	$5.29	1.05%

Class Z

Actual(b)	$1,000	$1,224.20	$6.82	1.23%

Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.19	1.23%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +22.25% for Class A, +21.83% for Class B, +21.85% for Class C, +22.51% for Class I, +22.11% for Class R, +22.41% for Class R4, +22.53% for Class R5 and +22.42% for Class Z.

8  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Columbia Frontier Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (94.0%)

CONSUMER DISCRETIONARY (15.1%)

Auto Components (2.2%)
Amerigon, Inc.(a)	96,166	$1,639,630
Cooper Tire & Rubber Co.(b)	40,232	1,085,460
Gentex Corp.	15,080	472,758

Total		3,197,848

Automobiles (0.8%)
Tesla Motors, Inc.(a)(b)	43,128	1,190,333

Distributors (0.3%)
LKQ Corp.(a)	14,735	371,617

Diversified Consumer Services (0.6%)
H&R Block, Inc.	40,591	701,819
Xueda Education Group, ADR(a)(c)	19,761	216,778

Total		918,597

Hotels, Restaurants & Leisure (5.1%)
Bally Technologies, Inc.(a)	25,763	1,004,499
Buffalo Wild Wings, Inc.(a)	16,610	1,014,871
Caribou Coffee Co., Inc.(a)	50,400	474,768
China Lodging Group Ltd., ADR(a)(b)(c)	20,636	451,722
Famous Dave’s Of America, Inc.(a)	34,948	344,238
Jamba, Inc.(a)(b)	449,126	1,113,833
Pinnacle Entertainment, Inc.(a)	36,812	510,951
Shuffle Master, Inc.(a)(b)	140,612	1,536,889
Sonic Corp.(a)(b)	97,961	1,099,122

Total		7,550,893

Internet & Catalog Retail (1.4%)
Nutrisystem, Inc.(b)	29,492	443,560
Shutterfly, Inc.(a)	25,826	1,589,848

Total		2,033,408

Leisure Equipment & Products (0.5%)
Leapfrog Enterprises, Inc.(a)	182,713	780,184

Media (0.4%)
Rentrak Corp.(a)	27,109	621,880

Specialty Retail (2.5%)
American Eagle Outfitters, Inc.	20,239	314,919
hhgregg, Inc.(a)(b)	34,128	421,822
Pacific Sunwear of California, Inc.(a)(b)	181,715	579,671
Rue21, Inc.(a)(b)	15,324	461,559
Talbots, Inc.(a)(b)	61,208	329,299
Tractor Supply Co.	25,109	1,553,493

Total		3,660,763

Textiles, Apparel & Luxury Goods (1.3%)
Maidenform Brands, Inc.(a)(b)	27,364	866,344
Quiksilver, Inc.(a)(b)	171,314	745,216
Vera Bradley, Inc.(a)(b)	4,685	227,879

Total		1,839,439

TOTAL CONSUMER DISCRECTIONARY		22,164,962

CONSUMER STAPLES (3.5%)

Beverages (0.7%)
Hansen Natural Corp.(a)	15,020	993,573

Food & Staples Retailing (1.7%)
Andersons, Inc. (The)(b)	26,758	1,328,535
Fresh Market, Inc. (The)(a)	28,927	1,209,727

Total		2,538,262

Food Products (1.1%)
Cal-Maine Foods, Inc.(b)	10,561	305,107
Diamond Foods, Inc.(b)	6,909	453,231
Hain Celestial Group, Inc. (The)(a)	26,026	885,144

Total		1,643,482

TOTAL CONSUMER STAPLES		5,175,317

ENERGY (5.5%)

Energy Equipment & Services (2.6%)
Cal Dive International, Inc.(a)(b)	106,933	840,494
Patterson-UTI Energy, Inc.	67,276	2,092,956
Tetra Technologies, Inc.(a)	53,200	785,764

Total		3,719,214

Oil, Gas & Consumable Fuels (2.9%)
Clean Energy Fuels Corp.(a)(b)	158,025	2,692,746
Crude Carriers Corp.(c)	105,829	1,375,777
Western Refining, Inc.(a)(b)	13,758	233,335

Total		4,301,858

TOTAL ENERGY		8,021,072

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)
FINANCIALS (7.2%)

Capital Markets (3.1%)
Artio Global Investors, Inc.(b)	40,416	$664,035
Duff & Phelps Corp., Class A	54,045	831,752
E*Trade Financial Corp.(a)	63,953	1,038,597
Gleacher & Co., Inc.(a)(b)	592,290	1,119,428
Safeguard Scientifics, Inc.(a)(b)	47,985	938,107

Total		4,591,919

Commercial Banks (1.7%)
CapitalSource, Inc.	233,648	1,560,768
PrivateBancorp, Inc.(b)	55,905	879,945

Total		2,440,713

Consumer Finance (0.2%)
Green Dot Corp., Class A(a)(b)	7,743	334,188

Real Estate Investment Trusts (REITs) (1.4%)
Ashford Hospitality Trust, Inc.	67,819	845,703
FelCor Lodging Trust, Inc.(a)(b)	76,026	483,525
Kilroy Realty Corp.(b)	8,402	352,380
Redwood Trust, Inc.	28,159	445,757

Total		2,127,365

Thrifts & Mortgage Finance (0.8%)
First Niagara Financial Group, Inc.	77,375	1,114,200

TOTAL FINANCIALS		10,608,385

HEALTH CARE (20.2%)

Biotechnology (3.6%)
3SBio, Inc., ADR(a)(c)	26,984	485,442
Alexion Pharmaceuticals, Inc.(a)(b)	3,854	373,414
Alkermes, Inc.(a)(b)	46,687	673,227
Amarin Corp. PLC, ADR(a)(c)	28,642	458,272
BioMarin Pharmaceutical, Inc.(a)(b)	47,799	1,285,315
Halozyme Therapeutics, Inc.(a)	43,895	291,024
Isis Pharmaceuticals, Inc.(a)(b)	77,071	722,926
Metabolix, Inc.(a)(b)	68,280	551,702
Savient Pharmaceuticals, Inc.(a)	44,045	511,363

Total		5,352,685

Health Care Equipment & Supplies (11.6%)
American Medical Systems Holdings, Inc.(a)	12,137	358,041
Antares Pharma, Inc.(a)(b)	655,727	1,219,652
Conceptus, Inc.(a)	24,027	370,737
DexCom, Inc.(a)(b)	82,047	1,366,083
Gen-Probe, Inc.(a)	18,322	1,519,260
Haemonetics Corp.(a)	22,734	1,595,927
Integra LifeSciences Holdings Corp.(a)(b)	30,468	1,593,781
Masimo Corp.(b)	32,826	1,142,016
Quidel Corp.(a)(b)	140,171	1,860,069
Thoratec Corp.(a)	30,902	948,691
Tornier BV(a)(c)	108,932	2,374,718
Uroplasty, Inc.(a)(b)	111,859	767,353
Zoll Medical Corp.(a)(b)	33,407	1,893,509

Total		17,009,837

Health Care Providers & Services (2.2%)
Select Medical Holdings Corp.(a)(b)	193,091	1,722,372
WellCare Health Plans, Inc.(a)	34,729	1,521,477

Total		3,243,849

Health Care Technology (0.8%)
Medidata Solutions, Inc.(a)	47,663	1,223,509

Life Sciences Tools & Services (0.9%)
Techne Corp.	17,292	1,343,761

Pharmaceuticals (1.1%)
Auxilium Pharmaceuticals, Inc.(a)(b)	63,818	1,554,607

TOTAL HEALTH CARE		29,728,248

INDUSTRIALS (11.2%)

Air Freight & Logistics (1.0%)
Forward Air Corp.(b)	45,368	1,525,272

Airlines (0.7%)
U.S. Airways Group, Inc.(a)	117,883	1,071,556

Commercial Services & Supplies (0.2%)
Steelcase, Inc., Class A	18,961	219,000

Construction & Engineering (0.8%)
Granite Construction, Inc.(b)	14,071	382,450
MYR Group, Inc.(a)	28,664	714,593

Total		1,097,043

Electrical Equipment (1.1%)
GrafTech International Ltd.(a)(b)	55,994	1,299,061
Real Goods Solar, Inc., Class A(a)	21,800	56,462
Woodward, Inc.	8,623	319,482

Total		1,675,005

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INDUSTRIALS (cont.)
Machinery (3.2%)
Chart Industries, Inc.(a)	16,332	$793,899
China Valves Technology, Inc.(a)(b)	84,211	338,528
Kaydon Corp.	12,955	501,359
Mueller Water Products, Inc., Class A(b)	113,796	500,702
RBC Bearings, Inc.(a)	17,562	689,484
Terex Corp.(a)	28,322	985,039
Wabash National Corp.(a)	81,205	895,691

Total		4,704,702

Marine (1.3%)
DryShips, Inc.(a)(b)(c)	299,232	1,412,375
Genco Shipping & Trading Ltd.(a)(b)(c)	63,564	533,302

Total		1,945,677

Professional Services (1.3%)
Acacia Research/Technologies(a)	17,363	713,793
Resources Connection, Inc.	85,093	1,258,525

Total		1,972,318

Road & Rail (1.6%)
Knight Transportation, Inc.	34,289	617,545
Quality Distribution, Inc.(a)	134,759	1,603,632
Zipcar, Inc.(a)(b)	4,531	116,855

Total		2,338,032

TOTAL INDUSTRIALS		16,548,605

INFORMATION TECHNOLOGY (27.3%)

Communications Equipment (13.0%)
BigBand Networks, Inc.(a)	804,179	2,058,698
Ciena Corp.(a)(b)	143,929	4,064,555
DragonWave, Inc.(a)(b)(c)	182,330	1,516,986
Finisar Corp.(a)(b)	56,092	1,575,624
Infinera Corp.(a)(b)	92,884	726,353
JDS Uniphase Corp.(a)	41,961	874,467
Netgear, Inc.(a)	22,700	947,725
Oclaro, Inc.(a)(b)	105,828	1,186,861
Oplink Communications, Inc.(a)	112,745	2,232,351
Opnext, Inc.(a)	1,103,856	2,605,100
ORBCOMM, Inc.(a)	380,614	1,179,903
Parkervision, Inc.(a)	140,925	89,107

Total		19,057,730

Computers & Peripherals (1.1%)
Logitech International SA(a)(c)	24,675	340,762
Novatel Wireless, Inc.(a)(b)	105,862	656,344
Synaptics, Inc.(a)	12,859	365,453
Xyratex Ltd.(a)(c)	23,901	244,029

Total		1,606,588

Electronic Equipment, Instruments & Components (1.2%)
Brightpoint, Inc.(a)	65,252	660,350
Fabrinet(a)(c)	15,928	367,141
Power-One, Inc.(a)(b)	94,054	776,886

Total		1,804,377

Internet Software & Services (1.3%)
Constant Contact, Inc.(a)(b)	28,179	780,840
Limelight Networks, Inc.(a)(b)	41,312	263,158
LogMeIn, Inc.(a)(b)	15,915	685,459
OpenTable, Inc.(a)	1,973	219,575

Total		1,949,032

IT Services (1.2%)
Online Resources Corp.(a)(b)	78,346	299,282
SRA International, Inc., Class A(a)	46,996	1,456,406

Total		1,755,688

Semiconductors & Semiconductor Equipment (7.2%)
Advanced Energy Industries, Inc.(a)	48,200	682,030
Anadigics, Inc.(a)	93,828	366,868
Evergreen Solar, Inc.(a)	1	2
Formfactor, Inc.(a)(b)	48,805	506,108
Hanwha SolarOne Co. Ltd., ADR(a)(b)(c)	82,700	564,841
Lattice Semiconductor Corp.(a)(b)	57,325	389,237
Mellanox Technologies Ltd.(a)(c)	69,054	2,039,855
Microchip Technology, Inc.(b)	19,800	812,592
Monolithic Power Systems, Inc.(a)	23,395	397,247
Netlogic Microsystems, Inc.(a)	23,785	1,025,847
ON Semiconductor Corp.(a)	153,157	1,609,680
Semtech Corp.(a)(b)	16,577	465,316
Sigma Designs, Inc.(a)	51,600	658,416
Ultra Clean Holdings(a)	30,179	346,757
Varian Semiconductor Equipment Associates, Inc.(a)	12,008	503,495
Yingli Green Energy Holding Co., Ltd., ADR(a)(b)(c)	14,231	178,314

Total		10,546,605

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Software (2.3%)
CommVault Systems, Inc.(a)	35,098	$1,382,510
Informatica Corp.(a)	17,361	972,390
NetSuite, Inc.(a)(b)	19,800	685,278
Tivo, Inc.(a)(b)	39,079	373,986

Total		3,414,164

TOTAL INFORMATION TECHNOLOGY		40,134,184

MATERIALS (3.6%)

Chemicals (1.3%)
Intrepid Potash, Inc.(a)(b)	39,929	1,367,968
Zoltek Companies, Inc.(a)(b)	41,820	537,387

Total		1,905,355

Construction Materials (0.7%)
Martin Marietta Materials, Inc.(b)	11,458	1,044,855

Metals & Mining (1.2%)
Horsehead Holding Corp.(a)	31,713	500,114
Steel Dynamics, Inc.	71,091	1,293,145

Total		1,793,259

Paper & Forest Products (0.4%)
AbitibiBowater, Inc.(a)(b)	12,808	342,230
Schweitzer-Mauduit International, Inc.	4,430	229,651

Total		571,881

TOTAL MATERIALS		5,315,350

UTILITIES (0.4%)

Water Utilities (0.4%)
American Water Works Co., Inc.	20,316	596,884

TOTAL UTILITIES		596,884

Total Common Stocks
(Cost: $115,241,499)		$138,293,007

Limited Partnerships (0.6%)

FINANCIALS (0.6%)

Capital Markets (0.6%)
Fortress Investment Group LLC, Class A(a)(d)	151,660	$935,742

TOTAL FINANCIALS		935,742

Total Limited Partnerships
(Cost: $637,027)		$935,742

Money Market Fund (4.5%)

Columbia Short-Term Cash Fund, 0.195%(e)(f)	6,606,773	$6,606,773

Total Money Market Fund
(Cost: $6,606,773)		$6,606,773

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (22.2%)

Certificates of Deposit (1.4%)
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
05/12/11	0.400%	$1,000,000	$1,000,000
Skandinaviska Enskilda Banken
05/06/11	0.210%	1,000,000	1,000,000

Total			2,000,000

Repurchase Agreements (20.8%)
Citigroup Global Markets, Inc. dated 04/29/11, matures 05/02/11, repurchase price $5,000,046(g)
	0.110%	5,000,000	5,000,000
Goldman Sachs & Co. dated 04/29/11, matures 05/02/11, repurchase price $5,632,988(g)
	0.050%	5,632,965	5,632,965
Mizuho Securities USA, Inc. dated 04/29/11, matures 05/02/11, repurchase price $15,000,088(g)
	0.070%	15,000,000	15,000,000
Nomura Securities dated 04/29/11, matures 05/02/11, repurchase price $5,000,025(g)
	0.060%	5,000,000	5,000,000

Total			30,632,965

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $32,632,965)			$32,632,965

Total Investments
(Cost: $155,118,264)			$178,468,487
Other Assets & Liabilities, Net			(31,380,038)

Net Assets			$147,088,449

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 8.54% of net assets.

(d)	The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At April 30, 2011, there was no capital committed to the LLC or LP for future investment.

(e)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$9,639,584	$29,913,491	$(32,946,302)	$—	$6,606,773	$8,595	$6,606,773

(f)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.110%)
Security Description	Value
Fannie Mae	$67,980
Fannie Mae Benchmark REMIC	20,145
Fannie Mae REMICS	1,641,367
Fannie Mae Whole Loan	37,180
Freddie Mac Reference REMIC	141,365
Freddie Mac REMICS	2,656,742
Government National Mortgage Association	535,221

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.050%)
Security Description	Value
Government National Mortgage Association	$5,745,624

Total Market Value of Collateral Securities	$5,745,624

Mizuho Securities USA, Inc. (0.070%)
Security Description	Value
Fannie Mae Benchmark REMIC	$31,222
Fannie Mae Pool	3,852,618
Fannie Mae REMICS	859,189
Freddie Mac Gold Pool	3,993,486
Freddie Mac Non Gold Pool	63,248
Freddie Mac REMICS	474,541
Ginnie Mae I Pool	4,334,162
Ginnie Mae II Pool	2,970
Government National Mortgage Association	1,688,564

Total Market Value of Collateral Securities	$15,300,000

Nomura Securities (0.060%)
Security Description	Value
Ginnie Mae II Pool	$5,100,000

Total Market Value of Collateral Securities	$5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets(b)	Inputs	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$22,164,962	$—	$—	$22,164,962
Consumer Staples	5,175,317	—	—	5,175,317
Energy	8,021,072	—	—	8,021,072
Financials	10,608,385	—	—	10,608,385
Health Care	29,728,248	—	—	29,728,248
Industrials	16,548,605	—	—	16,548,605
Information Technology	40,134,184	—	—	40,134,184
Materials	5,315,350	—	—	5,315,350
Utilities	596,884	—	—	596,884

Total Equity Securities	138,293,007	—	—	138,293,007

Other
Limited Partnerships	935,742	—	—	935,742
Affiliated Money Market Fund(c)	6,606,773	—	—	6,606,773
Investments of Cash Collateral Received for Securities on Loan	—	32,632,965	—	32,632,965

Total Other	7,542,515	32,632,965	—	40,175,480

Total	$145,835,522	$32,632,965	$—	$178,468,487

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  17

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $115,878,526)	$139,228,749
Affiliated issuers (identified cost $6,606,773)	6,606,773
Investment of cash collateral received for securities on loan Short-term securities (identified cost $2,000,000)	2,000,000
Repurchase agreements (identified cost $30,632,965)	30,632,965

Total investments (identified cost $155,118,264)	178,468,487
Receivable for:
Capital shares sold	27,044
Investments sold	3,253,751
Dividends	6,555
Interest	25,137
Expense reimbursement due from Investment Manager	928

Total assets	181,781,902

Liabilities
Disbursements in excess of cash	3,075
Due upon return of securities on loan	32,632,965
Payable for:
Investments purchased	1,880,366
Capital shares purchased	88,245
Investment management fees	3,538
Distribution fees	1,075
Transfer agent fees	11,871
Administration fees	320
Other expenses	71,998

Total liabilities	34,693,453

Net assets applicable to outstanding shares	$147,088,449

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$149,377,411
Excess of distributions over net investment income	(524,892)
Accumulated net realized loss	(25,114,293)
Unrealized appreciation (depreciation) on:
Investments	23,350,223

Total — representing net assets applicable to outstanding shares	$147,088,449

*Value of securities on loan	$31,796,454

Net assets applicable to outstanding shares
Class A	$77,722,406
Class B	$7,464,236
Class C	$12,577,095
Class I	$47,998,363
Class R	$140,680
Class R4	$62,237
Class R5	$999,115
Class Z	$124,317
Shares outstanding
Class A	6,548,474
Class B	791,555
Class C	1,327,080
Class I	3,785,097
Class R	12,123
Class R4	4,933
Class R5	78,840
Class Z	9,811
Net asset value per share
Class A(a)	$11.87
Class B	$9.43
Class C	$9.48
Class I	$12.68
Class R	$11.60
Class R4	$12.62
Class R5	$12.67
Class Z	$12.67

(a)	The maximum offering price per share for Class A is $12.59. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  19

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$294,107
Dividends from affiliates	8,595
Income from securities lending — net	211,070

Total income	513,772

Expenses:
Investment management fees	639,818
Distribution fees
Class A	93,764
Class B	36,957
Class C	59,185
Class R	325
Transfer agent fees
Class A	130,388
Class B	12,882
Class C	20,508
Class R	221
Class R4	7
Class R5	77
Class Z	18
Administration fees	57,837
Plan administration fees
Class R4	77
Compensation of board members	1,626
Custodian fees	8,665
Printing and postage fees	22,750
Registration fees	35,893
Professional fees	13,273
Other	21,085

Total expenses	1,155,356
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(120,303)

Total net expenses	1,035,053

Net investment loss	(521,281)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,652,257

Net realized gain	13,652,257
Net change in unrealized appreciation (depreciation) on:
Investments	16,111,199
Net change in unrealized appreciation	16,111,199

Net realized and unrealized gain	29,763,456

Net increase in net assets resulting from operations	$29,242,175

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment loss	$(521,281)	$(875,175)
Net realized gain	13,652,257	8,223,730
Net change in unrealized appreciation	16,111,199	779,767

Net increase in net assets resulting from operations	29,242,175	8,128,322

Increase (decrease) in net assets from share transactions	(19,440,208)	94,039,062

Total increase in net assets	9,801,967	102,167,384
Net assets at beginning of period	137,286,482	35,119,098

Net assets at end of period	$147,088,449	$137,286,482

Excess of distributions over net investment income	$(524,892)	$(3,611)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	141,173	1,582,293	201,324	1,843,316
Fund merger	—	—	5,110,791	48,422,786
Conversions from Class B	15,290	167,108	441,086	3,896,747
Redemptions	(866,647)	(9,405,100)	(1,343,433)	(12,267,701)

Net increase (decrease)	(710,184)	(7,655,699)	4,409,768	41,895,148

Class B shares
Subscriptions	1,132	12,602	21,229	153,331
Fund merger	—	—	1,468,228	11,146,753
Conversions to Class A	(19,215)	(167,108)	(551,625)	(3,896,747)
Redemptions	(94,575)	(825,815)	(203,204)	(1,488,266)

Net increase (decrease)	(112,658)	(980,321)	734,628	5,915,071

Class C shares
Subscriptions	27,322	248,828	42,750	313,273
Fund merger	—	—	272,522	2,078,644
Redemptions	(111,911)	(964,650)	(246,409)	(1,794,368)

Net increase (decrease)	(84,589)	(715,822)	68,863	597,549

Class I shares
Subscriptions	71,843	861,621	142,841	1,424,941
Fund merger	—	—	4,551,713	45,851,271
Redemptions	(911,647)	(11,065,420)	(184,459)	(1,775,185)

Net increase (decrease)	(839,804)	(10,203,799)	4,510,095	45,501,027

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  21

Statement of Changes in Net Assets (continued)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R shares
Subscriptions	2,760	29,506	4,641	42,459
Fund merger	—	—	341	3,174
Redemptions	(1,857)	(20,560)	(3,871)	(32,974)

Net increase	903	8,946	1,111	12,659

Class R3 shares
Fund merger	—	—	344	3,201
Redemptions	—	—	(967)	(9,856)

Net increase (decrease)	—	—	(623)	(6,655)

Class R4 shares
Subscriptions	12	153	218	2,174
Fund merger	—	—	13,190	132,625
Redemptions	(838)	(9,736)	(8,777)	(80,442)

Net increase (decrease)	(826)	(9,583)	4,631	54,357

Class R5 shares
Subscriptions	—	282	6,763	64,192
Fund merger	—	—	322	3,239
Redemptions	(82)	(860)	(3)	(25)

Net increase (decrease)	(82)	(578)	7,082	67,406

Class Z shares
Subscriptions	9,557	116,648	254	2,500

Net increase	9,557	116,648	254	2,500

Total net increase (decrease)	(1,737,683)	(19,440,208)	9,735,809	94,039,062

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months
	ended April 30,
Class A	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009		2008		2007	2006
Net asset value, beginning of period	$9.71		$8.21		$7.29		$15.63		$14.29	$12.36

Income from investment operations:
Net investment loss	(0.04)		(0.08)		(0.08)		(0.12)		(0.21)	(0.21)
Net realized and unrealized gain (loss) on investments	2.20		1.58		1.00		(5.93)		3.18	2.64

Total from investment operations	2.16		1.50		0.92		(6.05)		2.97	2.43

Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)	(0.50)

Total distributions to shareholders	—		—		—		(2.41)		(1.63)	(0.50)

Proceeds from regulatory settlement	—		—		—		0.12		—	—

Net asset value, end of period	$11.87		$9.71		$8.21		$7.29		$15.63	$14.29

Total return	22.25%		18.27%		12.62%		(44.19%	)(a)	22.93%	20.29%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.71%	(c)	1.88%		2.62%		2.05%		1.90%	1.97%

Net expenses after fees waived or expenses reimbursed(d)	1.49%	(c)	1.51%		1.86%		1.97%		1.90%	1.97%

Net investment loss	(0.78%	)(c)	(0.91%	)	(0.91%	)	(1.13%	)	(1.47% )	(1.60% )

Supplemental data
Net assets, end of period (in thousands)	$77,722		$70,460		$23,380		$25,209		$52,441	$48,470

Portfolio turnover	27%		160%		162%		156%		116%	92%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  23

Financial Highlights (continued)

	Six months
	ended April 30,
Class B	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.74		$6.60		$5.90		$13.22		$12.42	$10.88

Income from investment operations:
Net investment loss	(0.07)		(0.12)		(0.12)		(0.16)		(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	1.76		1.26		0.82		(4.85)		2.70	2.31

Total from investment operations	1.69		1.14		0.70		(5.01)		2.43	2.04

Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)	(0.50)

Total distributions to shareholders	—		—		—		(2.41)		(1.63)	(0.50)

Proceeds from regulatory settlement	—		—		—		0.10		—	—

Net asset value, end of period	$9.43		$7.74		$6.60		$5.90		$13.22	$12.42

Total return	21.83%		17.27%		11.86%		(44.62%	)(a)	21.90%	19.43%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.46%	(c)	2.61%		3.38%		2.81%		2.66%	2.73%

Net expenses after fees waived or expenses reimbursed(d)	2.24%	(c)	2.29%		2.63%		2.73%		2.66%	2.73%

Net investment loss	(1.53%	)(c)	(1.69%	)	(1.65%	)	(1.89%	)	(2.23% )	(2.36% )

Supplemental data
Net assets, end of period (in thousands)	$7,464		$7,000		$1,118		$1,302		$3,365	$4,264

Portfolio turnover	27%		160%		162%		156%		116%	92%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

	Six months
	ended April 30,
Class C	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009		2008		2007	2006
Net asset value, beginning of period	$7.78		$6.63		$5.93		$13.23		$12.42	$10.89

Income from investment operations:
Net investment loss	(0.07)		(0.12)		(0.12)		(0.15)		(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	1.77		1.27		0.82		(4.84)		2.71	2.30

Total from investment operations	1.70		1.15		0.70		(4.99)		2.44	2.03

Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)	(0.50)

Total distributions to shareholders	—		—		—		(2.41)		(1.63)	(0.50)

Proceeds from regulatory settlement	—		—		—		0.10		—	—

Net asset value, end of period	$9.48		$7.78		$6.63		$5.93		$13.23	$12.42

Total return	21.85%		17.35%		11.80%		(44.38%	)(a)	22.00%	19.31%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.46%	(c)	2.68%		3.36%		2.81%		2.66%	2.73%

Net expenses after fees waived or expenses reimbursed(d)	2.24%	(c)	2.27%		2.61%		2.73%		2.66%	2.73%

Net investment loss	(1.53%	)(c)	(1.66%	)	(1.66%	)	(1.89%	)	(2.23% )	(2.36% )

Supplemental data
Net assets, end of period (in thousands)	$12,577		$10,983		$8,899		$9,493		$3,173	$2,505

Portfolio turnover	27%		160%		162%		156%		116%	92%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights (continued)

	Six months
	ended April 30,
Class I	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009(e)
Net asset value, beginning of period	$10.35		$8.71		$8.65

Income from investment operations:
Net investment income (loss)	(0.02)		(0.05)		(0.01)
Net realized and unrealized gain on investments	2.35		1.69		0.07

Total from investment operations	2.33		1.64		0.06

Net asset value, end of period	$12.68		$10.35		$8.71

Total return	22.51%		18.83%		0.69%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.11%	(c)	1.13%		1.30%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.04%	(c)	1.06%		1.06%	(c)

Net investment income (loss)	(0.32%	)(c)	(0.49%	)	(0.39%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$47,998		$47,859		$1,000

Portfolio turnover	27%		160%		162%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

	Six months
	ended April 30,
Class R	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009		2008		2007	2006
Net asset value, beginning of period	$9.50		$8.06		$7.18		$15.47		$14.20	$12.30

Income from investment operations:
Net investment loss	(0.06)		(0.11)		(0.10)		(0.14)		(0.24)	(0.25)
Net realized and unrealized gain (loss) on investments	2.16		1.55		0.98		(5.86)		3.14	2.65

Total from investment operations	2.10		1.44		0.88		(6.00)		2.90	2.40

Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)	(0.50)

Total distributions to shareholders	—		—		—		(2.41)		(1.63)	(0.50)

Proceeds from regulatory settlement	—		—		—		0.12		—	—

Net asset value, end of period	$11.60		$9.50		$8.06		$7.18		$15.47	$14.20

Total return	22.11%		17.87%		12.26%		(44.36%	)(a)	22.53%	20.14%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.95%	(c)	2.02%		2.90%		2.31%		2.15%	2.23%

Net expenses after fees waived or expenses reimbursed(d)	1.77%	(c)	1.86%		2.14%		2.23%		2.15%	2.23%

Net investment loss	(1.08%	)(c)	(1.24%	)	(1.21%	)	(1.39%	)	(1.72% )	(1.86% )

Supplemental data
Net assets, end of period (in thousands)	$141		$107		$82		$79		$93	$17

Portfolio turnover	27%		160%		162%		156%		116%	92%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

	Six months
	ended April 30,
Class R4	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009(e)
Net asset value, beginning of period	$10.31		$8.70		$8.65

Income from investment operations:
Net investment income (loss)	(0.03)		(0.07)		(0.01)
Net realized and unrealized gain on investments	2.34		1.68		0.06

Total from investment operations	2.31		1.61		0.05

Net asset value, end of period	$12.62		$10.31		$8.70

Total return	22.41%		18.51%		0.58%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.38%	(c)	1.41%		1.53%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.31%	(c)	1.36%		1.37%	(c)

Net investment income (loss)	(0.60%	)(c)	(0.74%	)	(0.56%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$62		$59		$10

Portfolio turnover	27%		160%		162%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

	Six months
	ended April 30,
Class R5	2011		Year ended Oct. 31,
Per share data	(Unaudited)		2010		2009		2008		2007	2006
Net asset value, beginning of period	$10.34		$8.71		$7.71		$16.30		$14.76	$12.67

Income from investment operations:
Net investment loss	(0.02)		(0.05)		(0.06)		(0.06)		(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	2.35		1.68		1.06		(6.24)		3.30	2.72

Total from investment operations	2.33		1.63		1.00		(6.30)		3.17	2.59

Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)	(0.50)

Total distributions to shareholders	—		—		—		(2.41)		(1.63)	(0.50)

Proceeds from regulatory settlement	—		—		—		0.12		—	—

Net asset value, end of period	$12.67		$10.34		$8.71		$7.71		$16.30	$14.76

Total return	22.53%		18.71%		12.97%		(43.87%	)(a)	23.62%	21.08%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.13%	(c)	1.27%		1.88%		1.39%		1.29%	1.33%

Net expenses after fees waived or expenses reimbursed(d)	1.05%	(c)	1.11%		1.68%		1.39%		1.29%	1.33%

Net investment loss	(0.35%	)(c)	(0.50%	)	(0.55%	)	(0.55%	)	(0.86% )	(0.96% )

Supplemental data
Net assets, end of period (in thousands)	$999		$816		$626		$3,229		$5,467	$4,439

Portfolio turnover	27%		160%		162%		156%		116%	92%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights (continued)

	Six months
	ended April 30,		Year ended
Class Z	2011		Oct. 31,
Per share data	(Unaudited)		2010(f)
Net asset value, beginning of period	$10.35		$9.84

Income from investment operations:
Net investment income (loss)	(0.04)		(0.02)
Net realized and unrealized gain on investments	2.36		0.53

Total from investment operations	2.32		0.51

Net asset value, end of period	$12.67		$10.35

Total return	22.42%		5.18%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.51%	(c)	2.03%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.23%	(c)	1.26%	(c)

Net investment income (loss)	(0.73%	)(c)	(2.06%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$124		$3

Portfolio turnover	27%		160%

Notes to Financial Highlights

(a)	During the year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%) and (44.62%) for Class A, Class B, Class C, Class R and Class R5 shares, respectively.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from August 3, 2009 (when shares became available) to October 31, 2009.
(f)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1. Organization

Columbia Frontier Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly Seligman Frontier Fund, Inc., a Maryland corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements (continued)

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

32  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

The policy adopted by the Board of Trustees (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaim tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend.

34  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.885% to 0.790% as the Fund’s net assets increase. The management fee for the six months ended April 30, 2011 was 0.885% of the Fund’s average daily net assets. In September 2010, the Board approved a new IMSA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets which is the same as under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay any transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.35%
Class B	0.35
Class C	0.35
Class R	0.34
Class R4	0.02
Class R5	0.02
Class Z	0.25

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and

36  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $45,802. The liability remaining at April 30, 2011 for non-recurring charges associated with the lease amounted to $30,310 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,286,000 for Class C shares. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $25,146 for Class A, $1,473 for Class B and $112 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund),

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.47%
Class B	2.22
Class C	2.22
Class I	1.02
Class R	1.72
Class R4	1.32
Class R5	1.07
Class Z	1.22

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.51%
Class B	2.29
Class C	2.28
Class I	1.06
Class R	1.86
Class R4	1.36
Class W	1.11
Class Z	1.26

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

38  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $155,118,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$29,823,000
Unrealized depreciation	(6,473,000)

Net Unrealized appreciation	$23,350,000

The following capital loss carryforward, determined as of October 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$14,104,490
2018	24,496,863

Total	$38,601,353

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $36,088,353 and $55,669,408, respectively, for the six months ended April 30, 2011.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $31,796,454 were on loan, secured by cash collateral of $32,632,965 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is

40  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares and approximately 30% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility at no time could exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

Note 10. Fund Merger

At the close of business on March 26, 2010, Columbia Frontier Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on March 10, 2010.

The aggregate net assets of Columbia Frontier Fund immediately before the acquisition were $38,148,352 and the combined net assets immediately after the acquisition were $145,790,045.

The acquisition was accomplished by a tax-free exchange of 32,243,215 shares of RiverSource Partners Small Cap Growth Fund valued at $107,641,693. In exchange for RiverSource Partners Small Cap Growth Fund shares, Columbia Frontier Fund issued the following number of shares:

Shares
Class A	5,110,791
Class B	1,468,228
Class C	272,522
Class I	4,551,713
Class R	341
Class R3	344
Class R4	13,190
Class R5	322

For financial reporting purposes, net assets received and shares issued by Columbia Frontier Fund were recorded at fair value; however, RiverSource Partners Small Cap Growth Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Frontier Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Partners Small Cap Growth Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$107,641,693
Capital stock	$135,198,446
Excess of distributions over net investment income	$(1,982)
Accumulated net realized loss	$(37,543,392)
Unrealized appreciation	$9,988,621

The financial statements reflect the operations of Columbia Frontier Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is

42  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

not practicable to separate the amounts of revenue and earnings of RiverSource Partners Small Cap Growth Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the acquisition had been completed on November 1, 2009, Columbia Frontier Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended October 31, 2010 would have been ($1.2) million, $11.6 million and $21.2 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund

44  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  45

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by Columbia Frontier Fund, Inc., on December 28, 2010, and is incorporated herein by reference.

46  COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Shareholders

Columbia Frontier Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker nonvotes as to each proposal are set forth below. A vote is based on total number of shares outstanding in the Fund.

Proposal 1
To elect directors to the Board.

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	11,387,125.540	464,892.609	0.000	0.000
02	Edward J. Boudreau, Jr.	11,396,237.279	455,780.870	0.000	0.000
03	Pamela G. Carlton	11,375,176.321	476,841.828	0.000	0.000
04	William P. Carmichael	11,380,584.985	471,433.164	0.000	0.000
05	Patricia M. Flynn	11,381,815.071	470,203.078	0.000	0.000
06	William A. Hawkins	11,394,367.777	457,650.372	0.000	0.000
07	R. Glenn Hilliard	11,386,352.713	465,665.436	0.000	0.000
08	Stephen R. Lewis, Jr.	11,368,598.166	483,419.983	0.000	0.000
09	John F. Maher	11,400,318.778	451,699.371	0.000	0.000
10	John J. Nagorniak	11,397,567.416	454,450.733	0.000	0.000
11	Catherine James Paglia	11,394,044.478	457,973.671	0.000	0.000
12	Leroy C. Richie	11,373,328.530	478,689.619	0.000	0.000
13	Anthony M. Santomero	11,385,300.027	466,718.122	0.000	0.000
14	Minor M. Shaw	11,400,326.759	451,691.390	0.000	0.000
15	Alison Taunton-Rigby	11,395,810.333	456,207.816	0.000	0.000
16	William F. Truscott	11,401,396.631	450,621.518	0.000	0.000

Proposal 2
To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
9,107,171.000	450,292.061	287,869.087	2,006,686.000

Proposal 3
To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Fund’s Board, but without obtaining shareholder approval.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
8,732,740.389	815,003.119	297,585.642	2,006,689.000

COLUMBIA FRONTIER FUND — 2011 SEMIANNUAL REPORT  47

Columbia Frontier Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9959 C (6/11)

Semiannual Report

Columbia
Global Bond Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	7

Portfolio of Investments	9

Statement of Assets and Liabilities	27

Statement of Operations	29

Statement of Changes in Net Assets	31

Financial Highlights	33

Notes to Financial Statements	41

Proxy Voting	59

Approval of Investment Management Services Agreement	59

Results of Meeting of Shareholders	60

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Global Bond Fund (the Fund) Class A shares rose 2.22% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund outperformed its benchmark, the Barclays Capital Global Aggregate Index, which increased 1.72% for the six-month period.

>	The Fund underperformed the Lipper Global Income Funds Index, representing the Fund’s peer group, which increased 2.61% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Columbia Global Bond Fund Class A (excluding sales charge)	+2.22%	+11.09%	+6.10%	+6.81%	+7.08%

Barclays Capital Global Aggregate Index(1) (unmanaged)	+1.72%	+10.45%	+5.68%	+7.20%	+7.36%

Lipper Global Income Funds Index(2) (unmanaged)	+2.61%	+9.01%	+6.18%	+6.49%	+6.91%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	5 years	10 years	inception**
Class A (inception 3/20/89)	+2.22%	+11.09%	+6.10%	+6.81%	+7.08%	N/A

Class B (inception 3/20/95)	+1.79%	+10.15%	+5.31%	+5.99%	+6.24%	N/A

Class C (inception 6/26/00)	+1.83%	+10.21%	+5.32%	+6.01%	+6.25%	N/A

Class I (inception 3/4/04)	+2.31%	+11.42%	+6.55%	+7.23%	N/A	+6.10%

Class R (inception 3/15/10)	+1.96%	+10.62%	N/A	N/A	N/A	+9.07%

Class R4 (inception 3/20/95)	+2.14%	+11.07%	+6.29%	+7.04%	+7.29%	N/A

Class W (inception 12/1/06)	+2.23%	+10.91%	+6.06%	N/A	N/A	+6.34%

Class Z (inception 9/27/10)	+2.24%	N/A	N/A	N/A	N/A	+4.33%*

With sales charge
Class A (inception 3/20/89)	-2.64%	+5.80%	+4.39%	+5.77%	+6.56%	N/A

Class B (inception 3/20/95)	-3.18%	+5.15%	+4.40%	+5.68%	+6.24%	N/A

Class C (inception 6/26/00)	+0.83%	+9.21%	+5.32%	+6.01%	+6.25%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class W, and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.
**	For classes with less than 10 years performance.

4  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

PORTFOLIO BREAKDOWN(1) (at April 30, 2011)

Asset-Backed Securities	0.7%

Commercial Mortgage-Backed Securities	2.0

Consumer Discretionary	2.3

Consumer Staples	1.9

Energy	1.1

Financials	7.3

Foreign Government Obligations	55.4

Health Care	0.9

Industrials	1.7

Inflation-Indexed Bonds	0.9

Materials	1.8

Residential Mortgage-Backed Securities — Agency	5.6

Residential Mortgage-Backed Securities — Non-Agency	0.2

Telecommunication	5.0

Treasury	0.1

U.S. Government & Agency Obligations	0.4

U.S. Treasury Obligations	1.7

Utilities	8.3

Other(2)	2.7

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

QUALITY BREAKDOWN(1) (at April 30, 2011)

AAA rating	38.7%

AA rating	18.0

A rating	18.3

BBB rating	15.4

Non-investment grade	9.5

Non-rated	0.1

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

TOP TEN COUNTRIES(1) (at April 30, 2011)

United States	39.1%

Japan	11.6

Netherlands	7.5

Germany	7.0

United Kingdom	5.4

France	5.3

Canada	3.9

Italy	3.0

Brazil	2.6

Belgium	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

6  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,022.20	$6.15	1.22%

Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.14	1.22%

Class B

Actual(b)	$1,000	$1,017.90	$9.91	1.97%

Hypothetical (5% return before expenses)	$1,000	$1,015.11	$9.90	1.97%

Class C

Actual(b)	$1,000	$1,018.30	$9.91	1.97%

Hypothetical (5% return before expenses)	$1,000	$1,015.11	$9.90	1.97%

Class I

Actual(b)	$1,000	$1,023.10	$3.93	.78%

Hypothetical (5% return before expenses)	$1,000	$1,021.04	$3.93	.78%

Class R

Actual(b)	$1,000	$1,019.60	$7.55	1.50%

Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54	1.50%

Class R4

Actual(b)	$1,000	$1,021.40	$5.44	1.08%

Hypothetical (5% return before expenses)	$1,000	$1,019.55	$5.44	1.08%

Class W

Actual(b)	$1,000	$1,022.30	$6.20	1.23%

Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.19	1.23%

Class Z

Actual(b)	$1,000	$1,022.40	$4.79	.95%

Hypothetical (5% return before expenses)	$1,000	$1,020.19	$4.78	.95%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +2.22% for Class A, +1.79% for Class B, +1.83% for Class C, +2.31% for Class I, +1.96% for Class R, +2.14% for Class R4, +2.23% for Class W and +2.24 for Class Z.

8  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Columbia Global Bond Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (29.7%)

AUSTRALIA (0.5%)
Australia & New Zealand Banking Group Ltd.(b)
11/08/11	6.500%	AUD	420,000	$463,110
FMG Resources August 2006 Proprietary Ltd.(b)(c)
11/01/15	7.000%		$271,000	286,341
02/01/16	6.375%		125,000	127,812
Telstra Corp., Ltd. Senior Unsecured(b)
04/01/12	6.375%		500,000	526,043
Westpac Banking Corp. Senior Unsecured(b)
09/24/12	7.250%	AUD	300,000	335,931
Woodside Finance Ltd.(b)(c)
11/10/14	4.500%		$520,000	559,204

Total				2,298,441

BELGIUM (0.8%)
Anheuser-Busch InBev Worldwide, Inc.(b)
01/15/14	7.200%		315,000	360,045
11/15/14	5.375%		2,620,000	2,915,269
Fortis Bank SA/NV Senior Unsecured(b)
05/30/14	4.500%	EUR	420,000	640,803

Total				3,916,117

BERMUDA (0.1%)
Bacardi Ltd.(b)(c)
04/01/14	7.450%		$245,000	284,008
Intelsat Jackson Holdings SA(b)(c)
04/01/19	7.250%		220,000	223,713
10/15/20	7.250%		130,000	130,975

Total				638,696

BRAZIL (0.1%)
Centrais Eletricas Brasileiras SA Senior Unsecured(b)(c)
07/30/19	6.875%		375,000	418,120

CANADA (1.0%)
Bank of Nova Scotia(b)(c)
10/29/15	1.650%		1,465,000	1,419,547
Cascades, Inc.(b)
12/15/17	7.750%		390,000	416,325
Encana Corp. Senior Unsecured(b)
11/01/11	6.300%		30,000	30,846
Nexen, Inc. Senior Unsecured(b)
05/15/37	6.400%		$335,000	$344,075
Novelis, Inc.(b)
12/15/17	8.375%		180,000	198,900
12/15/20	8.750%		180,000	201,150
Royal Bank of Canada Senior Unsecured(b)
01/18/13	3.250%	EUR	630,000	946,332
Thomson Reuters Corp. Senior Unsecured(b)
04/15/40	5.850%		$235,000	247,575
Toronto-Dominion Bank (The) Senior Unsecured(b)
05/14/15	5.375%	EUR	600,000	962,120
Valeant Pharmaceuticals International(b)(c)
10/01/20	7.000%		$208,000	204,360

Total				4,971,230

FRANCE (1.3%)
BNP Paribas Home Loan Covered Bonds SA(b)(c)
11/02/15	2.200%		1,300,000	1,262,713
BNP Paribas Subordinated Notes(b)
12/17/12	5.250%	EUR	555,000	851,838
Cie de Financement Foncier(b)(c)
09/16/15	2.500%		$1,400,000	1,377,614
Credit Agricole SA Senior Unsecured(b)
06/24/13	6.000%	EUR	550,000	867,184
France Telecom SA Senior Unsecured(b)
02/21/17	4.750%	EUR	1,180,000	1,846,645
Veolia Environnement SA Senior Unsecured(b)
01/16/17	4.375%	EUR	315,000	479,277

Total				6,685,271

GERMANY (0.2%)
E.ON International Finance BV(b)
10/02/17	5.500%	EUR	535,000	869,723

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (continued)
INDONESIA (0.1%)
Indonesia Treasury Bond Senior Unsecured(b)
05/15/16	10.750%	IDR	3,620,000,000	$490,901

IRELAND (0.1%)
Ardagh Packaging Finance PLC Senior Secured(b)(c)
10/15/17	7.375%		$260,000	279,175

ITALY (0.1%)
Intesa Sanpaolo SpA Senior Unsecured(b)
12/19/13	5.375%	EUR	400,000	618,609

JAPAN (0.1%)
Bayer Holding Ltd.(b)
06/28/12	1.955%	JPY	40,000,000	497,812

KAZAKHSTAN (0.1%)
KazMunayGas National Co. Senior Unsecured(b)(c)
07/02/18	9.125%		$250,000	302,200

LUXEMBOURG (0.1%)
ArcelorMittal Senior Unsecured(b)(d)
03/01/41	6.750%		435,000	445,188
Calcipar SA Senior Secured(b)(c)
05/01/18	6.875%		68,000	69,700
Telecom Italia Capital SA(b)
07/18/36	7.200%		35,000	35,949

Total				550,837

NETHERLANDS (1.5%)
Allianz Finance II BV(b)
11/23/16	4.000%	EUR	400,000	606,017
BMW Finance NV(b)
09/19/13	8.875%	EUR	650,000	1,091,534
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured(b)
04/04/12	4.125%	EUR	600,000	907,072
Deutsche Telekom International Finance BV(b)
09/26/12	7.125%	GBP	705,000	1,262,124
01/19/15	4.000%	EUR	1,335,000	2,030,524
ING Groep NV Senior Unsecured(b)
05/31/17	4.750%	EUR	1,205,000	1,810,714

Total				7,707,985

NEW ZEALAND (0.2%)
ANZ National International Ltd. Bank Guaranteed(b)(c)
08/10/15	3.125%		$1,270,000	$1,273,327

PHILIPPINES (0.2%)
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)(c)
05/27/19	7.250%		790,000	912,450

RUSSIAN FEDERATION (0.1%)
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)(c)
08/07/18	8.700%		100,000	124,000
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured
11/22/16	6.212%		100,000	108,400
08/16/37	7.288%		230,000	247,549

Total				479,949

SPAIN (0.5%)
Santander U.S. Debt SA Unipersonal Bank Guaranteed(b)(c)(d)
10/07/15	3.781%		200,000	198,744
Telefonica Emisiones SAU(b)
01/15/15	4.949%		1,300,000	1,391,047
02/02/16	4.375%	EUR	550,000	825,500

Total				2,415,291

UNITED KINGDOM (0.6%)
MetLife of Connecticut Institutional Funding Ltd. Senior Secured(b)
12/06/11	5.750%	GBP	345,000	586,524
MetLife of Connecticut(b)(e)
05/24/12	0.653%	JPY	100,000,000	1,211,244
Pinafore LLC/Inc. Secured(b)(c)
10/01/18	9.000%		$30,000	32,850
SABMiller PLC Senior Unsecured(b)(c)
01/15/14	5.700%		1,275,000	1,406,451

Total				3,237,069

UNITED STATES (22.0%)
ADS Tactical, Inc. Senior Secured(c)(d)
04/01/18	11.000%		325,000	336,375
ARAMARK Holdings Corp. Senior Notes(c)
05/01/16	8.625%		113,000	116,108

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
AT&T, Inc. Senior Unsecured
02/15/39	6.550%		$2,955,000	$3,220,191
Ally Financial, Inc.
03/15/20	8.000%		150,000	168,562
Ally Financial, Inc.(c)(d)
09/15/20	7.500%		480,000	525,600
Amkor Technology, Inc. Senior Unsecured(d)
05/01/18	7.375%		285,000	299,250
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%		845,000	943,856
ArcelorMittal Senior Unsecured
03/01/21	5.500%		950,000	963,094
Ashland, Inc.
06/01/17	9.125%		180,000	208,125
Avaya, Inc. Senior Secured(c)
04/01/19	7.000%		155,000	153,450
Ball Corp.
09/01/19	7.375%		35,000	37,931
09/15/20	6.750%		234,000	246,285
Bank of America Corp. Senior Unsecured
01/05/21	5.875%		1,515,000	1,615,931
BellSouth Corp. Senior Unsecured
10/15/11	6.000%		785,000	804,080
Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%		50,000	51,875
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%		157,000	166,420
01/15/20	6.875%		67,000	72,863
Building Materials Corp. of America(c)(d) Senior Notes
05/01/21	6.750%		290,000	293,987
Building Materials Corp. of America(c)(d)(f) Senior Notes
05/01/21	6.750%		41,000	41,564
Burlington Northern Santa Fe LLC Senior Unsecured
05/01/40	5.750%		730,000	753,064
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(c)
05/01/17	7.750%		820,000	906,100
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%		250,000	261,875
CF Industries, Inc.
05/01/18	6.875%		265,000	297,462
05/01/20	7.125%		65,000	74,263
CIGNA Corp. Senior Unsecured
03/15/41	5.875%		535,000	529,456
CIT Group, Inc. Secured(c)(d)
04/01/18	6.625%		115,000	122,475
CSX Corp. Senior Unsecured
03/15/18	6.250%		2,540,000	2,929,385
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%		1,215,000	1,359,157
09/15/39	6.125%		305,000	316,950
Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%		1,445,000	1,460,369
Cardtronics, Inc.
09/01/18	8.250%		190,000	206,150
Case New Holland, Inc. Senior Notes(c)
12/01/17	7.875%		230,000	257,600
Chemtura Corp.(c)
09/01/18	7.875%		55,000	58,988
Chesapeake Energy Corp.
08/15/20	6.625%		560,000	601,300
02/15/21	6.125%		410,000	423,325
Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	595,000	887,492
Clean Harbors, Inc. Senior Secured(c)
08/15/16	7.625%		$55,000	58,850
Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		750,000	955,017
Senior Unsecured
12/15/13	5.650%		925,000	1,007,505
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%		1,920,000	2,219,412

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Columbus McKinnon Corp.(c)
02/01/19	7.875%		$55,000	$56,513
Comcast Corp.
02/15/18	5.875%		415,000	462,949
03/01/40	6.400%		380,000	403,451
CommScope, Inc.(c)(d)
01/15/19	8.250%		54,000	56,835
Concho Resources, Inc. Senior Notes
01/15/21	7.000%		249,000	262,695
Consol Energy, Inc.
04/01/20	8.250%		149,000	166,135
Consol Energy, Inc.(c)
03/01/21	6.375%		200,000	201,000
Continental Resources, Inc.
04/01/21	7.125%		20,000	21,400
Cott Beverages, Inc.
09/01/18	8.125%		34,000	36,465
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%		317,000	338,397
Crown Americas LLC/Capital Corp. III Senior Notes(c)
02/01/21	6.250%		400,000	411,000
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%		1,380,000	1,382,396
03/01/21	5.000%		580,000	595,045
DISH DBS Corp.
02/01/16	7.125%		290,000	308,850
DTE Energy Co. Senior Unsecured
06/01/11	7.050%		115,000	115,565
05/15/14	7.625%		640,000	739,105
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%		40,000	40,200
02/15/21	6.750%		115,000	115,863
Dean Foods Co.(c)(d) Senior Notes
12/15/18	9.750%		196,000	203,350
Dean Foods Co.(d)
06/01/16	7.000%		4,000	3,850
Dominion Resources, Inc. Senior Unsecured
06/15/18	6.400%		835,000	966,528
08/15/19	5.200%		780,000	839,850
08/01/33	5.250%		1,460,000	1,602,979
Dow Chemical Co. (The) Senior Unsecured
05/27/11	4.625%	EUR	520,000	$771,579
02/15/15	5.900%		$65,000	73,092
Duke Energy Corp. Senior Unsecured
02/01/14	6.300%		450,000	503,212
06/15/18	6.250%		455,000	520,937
09/15/19	5.050%		720,000	767,091
Duke Energy Indiana, Inc. 1st Mortgage
08/15/38	6.350%		940,000	1,062,177
ERAC USA Finance LLC(c)
10/15/37	7.000%		855,000	950,608
EXCO Resources, Inc.
09/15/18	7.500%		269,000	272,362
El Paso Corp. Senior Secured
09/15/20	6.500%		405,000	439,425
Embarq Corp. Senior Unsecured
06/01/36	7.995%		1,295,000	1,402,634
Entravision Communications Corp. Senior Secured
08/01/17	8.750%		300,000	321,750
First Data Corp. Senior Secured(c)(d)
06/15/19	7.375%		173,000	174,514
Florida Power Corp. 1st Mortgage
06/15/38	6.400%		210,000	241,384
Ford Motor Credit Company LLC Senior Unsecured(f)
05/15/18	5.000%		383,000	383,207
Fresenius Medical Care U.S. Finance, Inc.(c)
02/15/21	5.750%		385,000	375,856
Frontier Communications Corp. Senior Unsecured
04/15/17	8.250%		194,000	210,247
04/15/20	8.500%		158,000	171,232
General Electric Capital Corp. Senior Unsecured
05/17/12	6.125%	GBP	474,000	825,812
01/07/21	4.625%		$3,740,000	3,759,268
Georgia-Pacific LLC(c)
11/01/20	5.400%		260,000	262,304

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Goldman Sachs Group, Inc. (The) Senior Notes
06/15/20	6.000%		$895,000	$968,548
Senior Unsecured
02/07/16	3.625%		450,000	453,324
05/02/18	6.375%	EUR	350,000	564,650
Graphic Packaging International, Inc.
10/01/18	7.875%		$38,000	41,420
Greif, Inc. Senior Unsecured
02/01/17	6.750%		195,000	206,700
Grifols, Inc. Secured(c)(d)
02/01/18	8.250%		161,000	166,635
HCA, Inc. Senior Secured
09/15/20	7.250%		250,000	268,750
Healthsouth Corp.
09/15/22	7.750%		244,000	258,945
Hertz Corp. (The)(c)
10/15/18	7.500%		155,000	165,075
Hertz Corp. (The)(c)(d)
01/15/21	7.375%		166,000	175,960
Home Depot, Inc. Senior Unsecured
04/01/41	5.950%		270,000	276,869
Huntington Ingalls Industries, Inc.(c)
03/15/18	6.875%		105,000	110,513
03/15/21	7.125%		146,000	153,665
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%		1,010,000	1,054,773
Interface, Inc.
12/01/18	7.625%		43,000	46,064
Interline Brands, Inc.
11/15/18	7.000%		73,000	75,190
International Lease Finance Corp. Senior Unsecured(d)
12/15/20	8.250%		245,000	273,175
JMC Steel Group Senior Notes(c)
03/15/18	8.250%		63,000	65,993
JPMorgan Chase & Co. Senior Unsecured
03/01/16	3.450%		3,105,000	3,140,943
10/15/20	4.250%		725,000	704,924
K Hovnanian Enterprises, Inc. Senior Secured
10/15/16	10.625%		$140,000	$149,100
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%		2,475,000	2,809,256
08/23/18	6.125%		500,000	566,983
Kratos Defense & Security Solutions, Inc. Senior Secured(c)
06/01/17	10.000%		25,000	27,438
Lear Corp.
03/15/18	7.875%		274,000	300,715
03/15/20	8.125%		147,000	163,170
Ltd Brands, Inc.
04/01/21	6.625%		95,000	98,325
Lyondell Chemical Co. Senior Secured(c)
11/01/17	8.000%		210,000	234,150
MGM Resorts International Senior Secured
03/15/20	9.000%		290,000	322,625
Manitowoc Co., Inc. (The)(d)
11/01/20	8.500%		90,000	98,550
Marathon Petroleum Corp.(c)
03/01/41	6.500%		395,000	414,818
Mellon Funding Corp.
11/08/11	6.375%	GBP	370,000	631,741
MetroPCS Wireless, Inc.
11/15/20	6.625%		$295,000	295,369
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%		112,929	114,906
Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR	625,000	955,082
01/25/21	5.750%		$1,815,000	1,887,896
Mylan, Inc.(c)
11/15/18	6.000%		145,000	148,444
NII Capital Corp.(d)
04/01/21	7.625%		140,000	148,050
NRG Energy, Inc.
01/15/17	7.375%		238,000	249,007
Nalco Co.(c)(d)
01/15/19	6.625%		480,000	494,400
Nevada Power Co.
01/15/15	5.875%		1,000,000	1,119,003
05/15/18	6.500%		365,000	421,719

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
News America, Inc.(c)
02/15/41	6.150%	$835,000	$850,793
Nextel Communications, Inc.
08/01/15	7.375%	225,000	226,687
Nisource Finance Corp.
09/15/17	5.250%	2,855,000	3,064,346
09/15/20	5.450%	970,000	1,021,247
Northern States Power Co. 1st Mortgage
08/28/12	8.000%	515,000	562,219
Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	460,000	526,124
Oracle Corp. Senior Notes(c)
07/15/40	5.375%	90,000	89,658
Oshkosh Corp.
03/01/17	8.250%	146,000	161,147
03/01/20	8.500%	119,000	132,685
PPL Electric Utilities Corp. 1st Mortgage
11/30/13	7.125%	2,850,000	3,259,567
PacifiCorp 1st Mortgage
10/15/37	6.250%	200,000	225,605
01/15/39	6.000%	440,000	479,750
Pacific Gas & Electric Co. Senior Unsecured
10/01/20	3.500%	1,355,000	1,271,105
Peabody Energy Corp.
09/15/20	6.500%	250,000	267,812
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	18,000	19,755
Polypore International, Inc.(c)
11/15/17	7.500%	145,000	153,609
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	875,000	976,895
12/01/39	6.000%	600,000	633,946
Prudential Financial, Inc. Senior Unsecured
11/15/20	4.500%	275,000	273,460
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	170,000	183,175
QVC, Inc. Senior Secured(c)
10/15/20	7.375%	206,000	217,330
Qwest Communications International, Inc.
04/01/18	7.125%	370,000	403,300
RR Donnelley & Sons Co. Senior Unsecured
01/15/17	6.125%	1,505,000	1,569,560
Rain CII Carbon LLC/Corp. Senior Secured(c)
12/01/18	8.000%	155,000	163,137
Range Resources Corp.
05/15/16	7.500%	265,000	274,937
05/15/19	8.000%	225,000	248,062
Regal Cinemas Corp.
07/15/19	8.625%	90,000	96,975
Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	79,000	84,333
Regency Energy Partners LP/Finance Corp.(d)
06/01/16	9.375%	5,000	5,688
Reynolds Group Issuer, Inc./LLC(c) Senior Secured
10/15/16	7.750%	160,000	170,000
04/15/19	7.125%	234,000	243,945
02/15/21	6.875%	50,000	51,750
SBA Telecommunications, Inc.
08/15/16	8.000%	240,000	260,100
08/15/19	8.250%	85,000	93,819
SESI LLC(c)
05/01/19	6.375%	121,000	122,210
SPX Corp.(c)
09/01/17	6.875%	92,000	98,440
STHI Holding Corp. Secured(c)
03/15/18	8.000%	51,000	52,403
Seneca Gaming Corp.(c)
12/01/18	8.250%	129,000	136,095
Sierra Pacific Power Co.
05/15/16	6.000%	2,480,000	2,820,633
Southern Natural Gas Co. Senior Unsecured(c)
04/01/17	5.900%	2,131,000	2,397,535
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	128,000	130,720
Spectrum Brands Holdings, Inc. Senior Secured(c)
06/15/18	9.500%	471,000	523,987

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Speedway Motorsports, Inc.
06/01/16	8.750%		$215,000	$235,962
Sprint Nextel Corp. Senior Unsecured(d)
08/15/17	8.375%		150,000	168,187
TCM Sub LLC(c)
01/15/15	3.550%		845,000	876,480
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%		620,000	708,194
Time Warner Cable, Inc.
02/15/21	4.125%		795,000	761,426
11/15/40	5.875%		465,000	453,290
Time Warner, Inc.
03/29/41	6.250%		250,000	260,440
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%		1,600,000	1,670,523
TransDigm, Inc. Senior Subordinated Notes(c)
12/15/18	7.750%		159,000	171,322
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%		3,255,000	3,770,778
tw telecom holdings, inc.
03/01/18	8.000%		216,000	234,630
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		165,000	163,299
United States Steel Corp. Senior Unsecured
02/01/18	7.000%		78,000	81,803
United States Steel Corp.(d) Senior Unsecured
04/01/20	7.375%		229,000	242,740
UnitedHealth Group, Inc. Senior Unsecured
02/15/18	6.000%		1,015,000	1,147,678
Vail Resorts, Inc. Senior Subordinated Notes(c)
05/01/19	6.500%		36,000	36,720
Valmont Industries, Inc.
04/20/20	6.625%		377,000	404,049
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%		1,455,000	1,663,208
Visteon Corp. Senior Notes(c)
04/15/19	6.750%		206,000	203,940
Wal-Mart Stores, Inc. Senior Unsecured
04/15/41	5.625%		1,160,000	1,198,505
Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	330,000	491,589
04/01/21	4.600%		$850,000	859,090
Windstream Corp.
03/15/19	7.000%		40,000	40,800
Windstream Corp.(c)
10/15/20	7.750%		170,000	180,200
XM Satellite Radio, Inc.(c)
11/01/18	7.625%		127,000	135,573
Yum! Brands, Inc. Senior Unsecured
03/15/18	6.250%		540,000	614,714

Total				110,913,401

Total Corporate Bonds & Notes
(Cost: $140,751,707)				$149,476,604

Residential Mortgage-Backed Securities - Agency (5.5%)

UNITED STATES (5.5%)
Federal Home Loan Mortgage Corp.(g)
10/01/18-12/01/35	5.000%		$2,794,620	$2,978,326
09/01/17-08/01/33	6.500%		204,014	227,685
Federal National Mortgage Association(g)
01/01/41	4.000%		6,913,120	6,890,809
08/01/18-09/01/40	4.500%		1,107,582	1,162,134
12/01/18- 06/01/33	5.000%		2,926,074	3,126,071
09/01/13	5.322%		593,098	630,888
03/01/17- 09/01/33	5.500%		3,009,417	3,281,882
03/01/17- 04/01/33	6.000%		3,114,166	3,440,233
04/01/17- 11/01/33	6.500%		2,571,016	2,908,057
05/01/32- 06/01/32	7.000%		612,044	704,417

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount		Value

Residential Mortgage-Backed Securities - Agency (continued)

UNITED STATES (cont.)
05/01/32- 11/01/32	7.500%		$375,540	$438,326
Federal National Mortgage Association(g)(h)
01/01/37	5.500%		1,167,965	1,267,393
Government National Mortgage Association(g)
10/15/33	5.500%		617,400	676,411

Total				27,732,632

Total Residential Mortgage-Backed Securities - Agency
(Cost: $26,207,235)				$27,732,632

Residential Mortgage-Backed Securities - Non-Agency (0.2%)

UNITED STATES (0.2%)
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(e)(g)
04/19/34	4.750%		$853,260	$833,536

Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $764,809)				$833,536

Commercial Mortgage-Backed Securities (2.0%)

UNITED STATES (2.0%)
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(g)
12/11/49	5.322%		$250,000	$268,438
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(g)
05/15/36	3.819%		401,750	407,539
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(e)(g)
08/10/45	6.002%		775,000	62,121
General Electric Capital Assurance Co. Series 2003-1 Class A4(c)(e)(g)
05/12/35	5.254%		310,145	332,236
Greenwich Capital Commercial Funding Corp.(g) Series 2003-C1 Class A3
07/05/35	3.858%		312,072	316,899
Series 2004-GG1 Class A5
06/10/36	4.883%		16,313	16,301
Series 2007-GG9 Class A4
03/10/39	5.444%		2,100,000	2,283,220
JP Morgan Chase Commercial Mortgage Securities Corp.(e)(g) Series 2005-LDP3 Class ASB
08/15/42	4.893%		980,434	1,025,417
JP Morgan Chase Commercial Mortgage Securities Corp.(g) Series 2003-LN1 Class A1
10/15/37	4.134%		119,321	122,832
Series 2003-ML1A Class A1
03/12/39	3.972%		101,330	103,092
LB-UBS Commercial Mortgage Trust(e)(g) Series 2006-C4 Class AAB
06/15/32	6.053%		750,000	804,639
Series 2007-C7 Class A3
09/15/45	5.866%		835,000	919,630
LB-UBS Commercial Mortgage Trust(g) Series 2004-C2 Class A3
03/15/29	3.973%		362,361	372,000
Morgan Stanley Capital I(c)(e)(g) Series 2011-C1 Class A4
09/15/47	5.033%		750,000	779,734
Morgan Stanley Capital I(e)(g) Series 2006-T23 Class AAB
08/12/41	5.966%		575,000	620,551
Wachovia Bank Commercial Mortgage Trust(g) Series 2005-C20 Class A5
07/15/42	5.087%		436,452	444,229
Series 2006-C24 Class APB
03/15/45	5.576%		491,525	514,059
Series 2006-C27 Class APB
07/15/45	5.727%		650,000	677,776

Total				10,070,713

Total Commercial Mortgage-Backed Securities
(Cost: $10,118,699)				$10,070,713

Asset-Backed Securities(a) (0.7%)

DENMARK (0.3%)
Nykredit Realkredit A/S Mortgage (b)
04/01/28	5.000%	DKK	7,222,093	$1,467,339

UNITED STATES (0.4%)
CitiFinancial Auto Issuance Trust Series 2009-1 Class A2(c)
11/15/12	1.830%		$1,557,621	1,560,606
GTP Towers Issuer LLC(c)
02/15/15	4.436%		450,000	480,229

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Asset-Backed Securities(a) (continued)

UNITED STATES (cont.)
National Collegiate Student Loan Trust CMO IO Series 2006-3 Class AIO
01/25/12	11.010%		$2,400,000	$80,413

Total				2,121,248

Total Asset-Backed Securities
(Cost: $3,460,031)				$3,588,587

Inflation-Indexed Bonds(a) (0.9%)

JAPAN (0.9%)
Japanese Government CPI-Linked Bond Senior Unsecured(b)
03/10/18	1.400%	JPY	345,312,000	$4,422,624

Total Inflation-Indexed Bonds
(Cost: $3,192,493)				$4,422,624

U.S. Treasury Obligations (1.6%)

UNITED STATES (1.6%)
U.S. Treasury Bills
10/31/11	1.000%		$670,000	$672,879
11/15/40	4.250%		1,772,000	1,722,717
U.S. Treasury Bills(d)
07/15/12	1.500%		2,130,000	2,160,868
03/15/14	1.250%		295,000	297,259
03/31/16	2.250%		1,158,000	1,175,011
02/15/21	3.625%		2,135,000	2,193,046

Total				8,221,780

Total U.S. Treasury Obligations
(Cost: $8,097,284)				$8,221,780

U.S. Government & Agency Obligations (0.4%)

UNITED STATES (0.4%)
Federal National Mortgage Association(d)
10/15/14	4.625%		$1,565,000	$1,735,474

Total U.S. Government & Agency Obligations
(Cost: $1,599,112)				$1,735,474

Foreign Government Obligations(a) (54.1%)

ARGENTINA (0.3%)
Argentina Bonos Senior Unsecured(b)
09/12/13	7.000%		$1,033,000	$1,058,197
Argentina Republic Government International Bond Senior Unsecured(b)(e)(i)
12/15/35	0.000%		2,900,000	497,350

Total				1,555,547

AUSTRALIA (1.5%)
New South Wales Treasury Corp. Local Government Guaranteed(b)
05/01/12	6.000%	AUD	6,810,000	7,536,402

BELGIUM (1.3%)
Belgium Government Bond(b)
09/28/12	5.000%	EUR	4,210,000	6,482,324

BRAZIL (2.4%)
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)(c)
06/10/19	6.500%		$910,000	996,591
Brazil Notas do Tesouro Nacional(b)
01/01/12	10.000%	BRL	749,500	4,841,557
01/01/13	10.000%	BRL	886,000	5,590,433
Brazilian Government International Bond(b) Senior Unsecured
10/14/19	8.875%		$115,000	153,238
01/07/41	5.625%		270,000	268,920

Total				11,850,739

CANADA (2.7%)
Canadian Government Bond(b)
06/01/18	4.250%	CAD	1,080,000	1,238,150
06/01/19	3.750%	CAD	2,465,000	2,731,235
Province of British Columbia Canada(b)
06/18/14	5.300%	CAD	1,640,000	1,888,769
Province of Ontario Canada(b)
03/08/14	5.000%	CAD	3,255,000	3,696,523
Province of Quebec Canada(b)
12/01/17	4.500%	CAD	3,483,000	3,918,343

Total				13,473,020

COLOMBIA (0.4%)
Colombia Government International Bond(b) Senior Unsecured
09/18/37	7.375%		$260,000	317,200
01/18/41	6.125%		235,000	246,693
Colombia Government International Bond(b)(d) Senior Unsecured
03/18/19	7.375%		250,000	303,750

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount		Value

Foreign Government Obligations(a) (continued)

COLOMBIA (cont.)
Corp. Andina de Fomento Senior Unsecured(b)
06/04/19	8.125%		$730,000	$887,211
Ecopetrol SA Senior Unsecured(b)
07/23/19	7.625%		300,000	352,500

Total				2,107,354

CZECH REPUBLIC (0.1%)
Czech Republic Government Bond(b)
06/16/13	3.700%	CZK	11,530,000	729,583

EL SALVADOR (0.1%)
El Salvador Government International Bond Senior Unsecured(b)(c)
01/24/23	7.750%		$245,000	273,175

FRANCE (3.8%)
EDF SA Senior Unsecured(b)
02/05/18	5.000%	EUR	750,000	1,180,891
France Government Bond OAT(b)
04/25/12	5.000%	EUR	340,000	520,809
04/25/13	4.000%	EUR	6,570,000	10,122,446
10/25/16	5.000%	EUR	2,480,000	4,038,888
10/25/19	3.750%	EUR	2,000,000	3,032,981

Total				18,896,015

GERMANY (6.5%)
Bayerische Landesbank Senior Unsecured(b)
04/22/13	1.400%	JPY	170,000,000	2,128,333
Bundesrepublik Deutschland(b)
01/04/15	3.750%	EUR	1,650,000	2,567,779
07/04/19	3.500%	EUR	3,885,000	5,932,075
07/04/27	6.500%	EUR	3,840,001	7,617,255
07/04/28	4.750%	EUR	2,415,000	4,030,789
07/04/34	4.750%	EUR	3,725,000	6,322,808
Bundesschatzanweisungen(b)
03/15/13	1.500%	EUR	1,800,000	2,652,927
Landwirtschaftliche Rentenbank Government Guaranteed(b)
06/15/11	5.750%	AUD	1,250,000	1,371,085

Total				32,623,051

GREECE (0.3%)
Hellenic Republic Government Bond Senior Unsecured(b)
03/20/24	4.700%	EUR	1,800,000	1,386,090

INDONESIA (1.3%)
Indonesia Government International Bond(b)(c) Senior Unsecured
01/17/18	6.875%		$500,000	$571,250
10/12/35	8.500%		190,000	249,850
01/17/38	7.750%		140,000	170,800
Indonesia Treasury Bond(b) Senior Unsecured
11/15/20	11.000%	IDR	19,540,000,000	2,773,021
07/15/22	10.250%	IDR	21,944,000,000	2,968,039

Total				6,732,960

ITALY (2.7%)
Italy Buoni Poliennali Del Tesoro(b)
04/15/12	4.000%	EUR	1,745,000	2,627,925
08/01/15	3.750%	EUR	700,000	1,039,241
02/01/19	4.250%	EUR	2,445,000	3,589,725
11/01/26	7.250%	EUR	3,086,283	5,549,679
11/01/27	6.500%	EUR	525,000	877,930

Total				13,684,500

JAPAN (10.0%)
Development Bank of Japan Government Guaranteed(b)
06/20/12	1.400%	JPY	326,000,000	4,067,515
Japan Government 10-Year Bond(b) Senior Unsecured
12/20/12	1.000%	JPY	581,000,000	7,254,983
09/20/17	1.700%	JPY	751,000,000	9,852,057
Japan Government 20-Year Bond(b) Senior Unsecured
03/20/20	2.400%	JPY	125,000,000	1,714,529
12/20/22	1.400%	JPY	808,000,000	9,931,044
12/20/26	2.100%	JPY	707,000,000	9,087,122
09/20/29	2.100%	JPY	270,000,000	3,400,945
Japan Government 30-Year Bond(b) Senior Unsecured
12/20/34	2.400%	JPY	283,000,000	3,688,026
03/20/39	2.300%	JPY	123,000,000	1,569,999

Total				50,566,220

KOREA (0.3%)
Export-Import Bank of Korea(b) Senior Unsecured
01/21/14	8.125%		$810,000	930,658
01/14/15	5.875%		450,000	492,929

Total				1,423,587

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount		Value

Foreign Government Obligations(a) (continued)
LITHUANIA (0.1%)
Lithuania Government International Bond Senior Unsecured(b)(c)
09/14/17	5.125%		$510,000	$522,423

MALAYSIA (0.5%)
Petronas Capital Ltd.(b)(c)
05/22/12	7.000%		500,000	530,475
08/12/19	5.250%		1,980,000	2,110,277

Total				2,640,752

MEXICO (1.6%)
Mexican Bonos(b)
12/19/13	8.000%	MXN	3,557,600	3,255,141
12/17/15	8.000%	MXN	5,078,000	4,665,688
Mexican Government International Bond Senior Unsecured(b)
09/27/34	6.750%		$270,000	307,800

Total				8,228,629

NETHERLANDS (5.6%)
Netherlands Government Bond(b)
07/15/12	5.000%	EUR	3,345,000	5,153,616
07/15/13	4.250%	EUR	2,345,000	3,643,836
07/15/16	4.000%	EUR	5,060,000	7,904,200
07/15/20	3.500%	EUR	7,720,000	11,520,581

Total				28,222,233

NEW ZEALAND (1.0%)
New Zealand Government Bond Senior Unsecured(b)
04/15/13	6.500%	NZD	5,850,000	5,017,686

NORWAY (1.1%)
Norway Government Bond(b)
05/15/13	6.500%	NOK	26,650,000	5,468,370

PHILIPPINES (0.1%)
Philippine Government International Bond(b) Senior Unsecured
01/15/21	4.000%		$129,000	123,518
01/14/31	7.750%		405,000	496,125

Total				619,643

POLAND (1.8%)
Poland Government Bond(b)
04/25/13	5.250%	PLN	5,990,000	2,263,070
10/25/17	5.250%	PLN	18,685,000	6,804,650

Total				9,067,720

QATAR (0.3%)
Qatar Government International Bond Senior Unsecured(b)(c)
04/09/19	6.550%		$550,000	$635,770
Qatari Diar Finance QSC Government Guaranteed(b)(c)
07/21/20	5.000%		500,000	502,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b)(c)
09/30/14	5.500%		310,000	336,172

Total				1,474,442

RUSSIAN FEDERATION (0.3%)
Russian Foreign Bond — Eurobond(b)(c)
03/31/30	7.500%		1,120,175	1,307,804

SOUTH AFRICA (0.5%)
South Africa Government Bond Senior Unsecured(b)(d)
12/21/14	8.750%	ZAR	15,975,000	2,546,997

SPAIN (1.0%)
Ayt Cedulas Cajas Global(b)
06/14/18	4.250%	EUR	1,500,000	1,915,127
Spain Government Bond(b)
07/30/17	5.500%	EUR	2,050,000	3,151,679

Total				5,066,806

SUPRA-NATIONAL (0.1%)
European Investment Bank Senior Unsecured(b)
12/07/11	5.500%	GBP	445,000	763,913

SWEDEN (1.0%)
Sweden Government Bond(b)
05/05/14	6.750%	SEK	28,725,000	5,290,578

TURKEY (0.3%)
Turkey Government International Bond(b) Senior Unsecured
07/14/17	7.500%		$350,000	411,250
06/05/20	7.000%		235,000	269,662
03/17/36	6.875%		540,000	591,030

Total				1,271,942

UNITED KINGDOM (4.5%)
Network Rail Infrastructure Finance PLC Government Guaranteed(b)
03/07/12	4.875%	GBP	890,000	1,531,482

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  19

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount		Value

Foreign Government Obligations(a) (continued)

UNITED KINGDOM (cont.)
United Kingdom Gilt(b)
09/07/16	4.000%	GBP	2,930,000	$5,251,592
03/07/19	4.500%	GBP	2,240,000	4,076,231
03/07/25	5.000%	GBP	660,000	1,234,094
12/07/27	4.250%	GBP	1,750,000	2,998,265
03/07/36	4.250%	GBP	1,400,000	2,357,127
12/07/38	4.750%	GBP	1,690,000	3,090,784
12/07/49	4.250%	GBP	1,185,000	2,026,077

Total				22,565,652

URUGUAY (0.2%)
Uruguay Government International Bond(b)
11/18/22	8.000%		$450,000	563,625
Senior Unsecured
03/21/36	7.625%		275,000	330,688

Total				894,313

VENEZUELA (0.4%)
Petroleos de Venezuela SA(b)
04/12/17	5.250%		1,190,000	731,850
Venezuela Government International Bond(b) Senior Unsecured
10/08/14	8.500%		160,000	151,200
Venezuela Government International Bond(b)(c) Senior Unsecured
02/26/16	5.750%		620,000	475,850
05/07/23	9.000%		931,000	636,338

Total				1,995,238

Total Foreign Government Obligations
(Cost: $240,925,370)				$272,285,708

	Shares	Value

Money Market Fund (2.6%)

Columbia Short-Term Cash Fund, 0.195%(j)(k)	13,176,961	$13,176,961

Total Money Market Fund
(Cost: $13,176,961)		$13,176,961

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (1.6%)

Repurchase Agreements (1.6%)
HSBC Securities, Inc. dated 04-29-11, matures 05-02-11 repurchase price $4,052,105(l)
	0.030%	$4,052,094	$4,052,094
Nomura Securities dated 04-29-11, matures 05-02-11 repurchase price $4,000,020(l)
	0.060%	4,000,000	4,000,000

Total			8,052,094

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $8,052,094)			$8,052,094

Total Investments
(Cost: $456,345,795)			$499,596,713
Other Assets & Liabilities, Net			3,594,914

Net Assets			$503,191,627

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
Euro-Bobl, 5-year	(24)	$(4,096,506)	June 2011	$—	$(5,371)
Euro-Bund, 10-year	(20)	(3,641,260)	June 2011	—	(34,960)
Japanese Government Bond, 10-year	7	12,085,927	June 2011	108,197	—
U.S. Treasury Long Bond, 20-year	(8)	(979,000)	June 2011	—	(19,512)
U.S. Treasury Note, 5-year	(43)	(5,094,156)	July 2011	—	(78,591)
U.S. Treasury Note, 10-year	(126)	(15,263,719)	June 2011	—	(232,970)
U.S. Treasury Ultra Bond, 30-year	(23)	(2,895,125)	June 2011	—	(102,097)

Total				$108,197	$(473,501)

Forward Foreign Currency Exchange Contracts Open at April 30, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
UBS Securities	May 9, 2011	3,377,000 (NZD	)	2,586,647 (USD	)	$—	$(145,056)

HSBC Securities (USA), Inc.	May 16, 2011	6,379,894 (USD	)	284,001,000 (INR	)	26,550	—

HSBC Securities (USA), Inc.	May 19, 2011	4,965,000 (AUD	)	5,214,640 (USD	)	—	(216,189)

State Street Bank & Trust Company	May 20, 2011	8,572,000 (EUR	)	12,377,968 (USD	)	—	(312,329)

Barclays Bank PLC	May 27, 2011	1,709,686 (USD	)	1,043,000 (GBP	)	31,914	—

J.P. Morgan Securities, Inc.	May 27, 2011	10,369,321 (USD	)	854,795,000 (JPY	)	169,844	—

HSBC Securities (USA), Inc.	May 31, 2011	5,350,000 (SGD	)	4,335,600 (USD	)	—	(35,070)

J.P. Morgan Securities, Inc.	June 3, 2011	2,679,339 (USD	)	31,150,000 (MXN	)	18,834	—

J.P. Morgan Securities, Inc.	June 7, 2011	42,000 (CAD	)	44,127 (USD	)	—	(227)

Barclays Bank PLC	June 7, 2011	2,188,000 (GBP	)	2,462,411 (EUR	)	—	(9,409)

Total						$247,142	$(718,280)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 62.95% of net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $38,316,628 or 7.61% of net assets.

(d)	At April 30, 2011, security was partially or fully on loan.

(e)	Variable rate security. The interest rate shown reflects the rate as of April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	At April 30, 2011, investments in securities included securities valued at $619,248 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(i)	Zero coupon bond.

(j)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(k)	Investments in affiliates during the period ended April 30, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$10,951,314	$59,175,947	$(56,950,300)	$—	$13,176,961	$12,792	$13,176,961

(l)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

HSBC Securities, Inc. (0.030%)
Security Description	Value
Federal Home Loan Banks	$473,373
Federal Home Loan Mortgage Corp	1,868,185
Federal National Mortgage Association	1,791,612

Total Market Value of Collateral Securities	$4,133,170

Nomura Securities (0.060%)
Security Description	Value
Ginnie Mae II Pool	$4,080,000

Total Market Value of Collateral Securities	$4,080,000

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
IO	Interest Only

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes
Life Insurance	$—	$2,670,698	$1,211,244	$3,881,942
All Other Industries	—	145,594,662	—	145,594,662
Residential Mortgage-Backed Securities — Agency	—	27,732,632	—	27,732,632
Residential Mortgage-Backed Securities — Non-Agency	—	833,536	—	833,536
Commercial Mortgage-Backed Securities	—	10,070,713	—	10,070,713
Asset-Backed Securities	—	3,588,587	—	3,588,587
Inflation-Indexed Bonds	—	4,422,624	—	4,422,624
U.S. Treasury Obligations	8,221,780	—	—	8,221,780
U.S. Government & Agency Obligations	—	1,735,474	—	1,735,474
Foreign Government Obligations	—	272,285,708	—	272,285,708

Total Bonds	8,221,780	468,934,634	1,211,244	478,367,658

Other
Affiliated Money Market Fund(c)	13,176,961	—	—	13,176,961
Investments of Cash Collateral Received for Securities on Loan	—	8,052,094	—	8,052,094

Total Other	13,176,961	8,052,094	—	21,229,055

Investments in Securities	21,398,741	476,986,728	1,211,244	499,596,713
Derivatives(d)
Assets
Futures Contracts	108,197	—	—	108,197
Forward Foreign Currency Exchange Contracts	—	247,142	—	247,142
Liabilities
Futures Contracts	(473,501)	—	—	(473,501)
Forward Foreign Currency Exchange Contracts	—	(718,280)	—	(718,280)

Total	$21,033,437	$476,515,590	$1,211,244	$498,760,271

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Asset-
	Corporate Bonds	Backed
	& Notes	Securities	Total
Balance as of October 31, 2010	$1,193,364	$1,798,579	$2,991,943
Accrued discounts/premiums	16,306	—	16,306
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)*	1,574	—	1,574
Sales	—	—	—
Purchases	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(1,798,579)	(1,798,579)

Balance as of April 30, 2011	$1,211,244	$—	$1,211,244

*	Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2011 was $1,574, which is comprised of Corporate Bonds & Notes.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $435,116,740)	$478,367,658
Affiliated issuers (identified cost $13,176,961)	13,176,961
Investment of cash collateral received for securities on loan (identified cost $8,052,094)	8,052,094

Total investments (identified cost $456,345,795)	499,596,713

Cash	47,451
Foreign currency (identified cost $4,920,872)	5,161,802
Unrealized appreciation on forward foreign currency exchange contracts	247,142
Receivable for:
Capital shares sold	384,932
Investments sold	2,793,639
Dividends	1,604
Interest	7,477,279
Reclaims	329,698
Expense reimbursement due from Investment Manager	7,946

Total assets	516,048,206

Liabilities
Due upon return of securities on loan	8,052,094
Unrealized depreciation on forward foreign currency exchange contracts	718,280
Payable for:
Investments purchased	2,921,155
Investments purchased on a delayed delivery basis	424,412
Capital shares purchased	448,505
Variation margin on futures contracts	53,465
Investment management fees	9,732
Distribution fees	2,555
Transfer agent fees	78,795
Administration fees	1,100
Plan administration fees	2
Other expenses	146,484

Total liabilities	12,856,579

Net assets applicable to outstanding shares	$503,191,627

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  27

Statement of Assets and Liabilities (continued)
April 30, 2011 (Unaudited)

Represented by
Paid-in capital	$466,539,900
Excess of distributions over net investment income	(453,731)
Accumulated net realized loss	(5,947,175)
Unrealized appreciation (depreciation) on:
Investments	43,250,918
Foreign currency translations	638,157
Forward foreign currency exchange contracts	(471,138)
Futures contracts	(365,304)

Total — representing net assets applicable to outstanding shares	$503,191,627

*Value of securities on loan	$14,138,427

Net assets applicable to outstanding shares
Class A	$229,610,615
Class B	$16,436,549
Class C	$5,747,010
Class I	$195,623,558
Class R	$5,306
Class R4	$285,037
Class W	$55,456,229
Class Z	$27,323
Shares outstanding
Class A	30,922,581
Class B	2,197,301
Class C	776,027
Class I	26,324,336
Class R	716
Class R4	38,355
Class W	7,478,460
Class Z	3,678
Net asset value per share
Class A(a)	$7.43
Class B	$7.48
Class C	$7.41
Class I	$7.43
Class R	$7.41
Class R4	$7.43
Class W	$7.42
Class Z	$7.43

(a)	The maximum offering price per share for Class A is $7.80. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Interest	$10,763,105
Dividends from affiliates	12,792
Income from securities lending — net	7,048
Foreign taxes withheld	(8,737)

Total income	10,774,208

Expenses:
Investment management fees	1,810,176
Distribution fees
Class A	289,235
Class B	84,929
Class C	29,165
Class R	13
Class W	82,204
Transfer agent fees
Class A	357,898
Class B	26,452
Class C	8,995
Class R	8
Class R4	185
Class W	101,584
Class Z	16
Administration fees	204,630
Plan administration fees
Class R4	460
Compensation of board members	5,854
Custodian fees	48,945
Printing and postage fees	69,681
Registration fees	48,497
Professional fees	17,737
Other	6,809

Total expenses	3,193,473
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(402,356)

Total net expenses	2,791,117

Net investment income	7,983,091

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  29

Statement of Operations (continued)
Six months ended April 30, 2011 (Unaudited)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$6,468,486
Foreign currency transactions	678,819
Forward foreign currency exchange contracts	(556,151)
Futures contracts	765,928

Net realized gain	7,357,082
Net change in unrealized appreciation (depreciation) on:
Investments	(2,972,709)
Foreign currency translations	(579,844)
Forward foreign currency exchange contracts	(1,191,527)
Futures contracts	(217,967)

Net change in unrealized depreciation	(4,962,047)

Net realized and unrealized gain	2,395,035

Net increase in net assets resulting from operations	$10,378,126

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment income	$7,983,091	$16,932,946
Net realized gain	7,357,082	5,284,716
Net change in unrealized appreciation (depreciation)	(4,962,047)	15,264,873

Net increase in net assets resulting from operations	10,378,126	37,482,535

Distributions to shareholders from:
Net investment income
Class A	(6,265,857)	(5,782,358)
Class B	(391,893)	(373,924)
Class C	(135,588)	(100,533)
Class I	(5,534,128)	(4,785,145)
Class R	(132)	(60)
Class R3	—	(25)
Class R4	(10,518)	(6,931)
Class R5	—	(32)
Class W	(1,880,772)	(1,333,863)
Class Z	(289)	—

Total distributions to shareholders	(14,219,177)	(12,382,871)

Decrease in net assets from share transactions	(30,446,670)	(6,090,699)

Total increase (decrease) in net assets	(34,287,721)	19,008,965
Net assets at beginning of period	537,479,348	518,470,383

Net assets at end of period	$503,191,627	$537,479,348

Undistributed (excess of distributions over) net investment income	$(453,731)	$5,782,355

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,612,284	11,630,781	5,227,742	36,915,658
Conversions from Class B	2,327	16,458	1,004,833	7,184,278
Distributions reinvested	792,694	5,560,275	745,196	5,281,045
Redemptions	(4,532,728)	(32,633,190)	(9,534,806)	(67,135,882)

Net decrease	(2,125,423)	(15,425,676)	(2,557,035)	(17,754,901)

Class B shares
Subscriptions	64,978	470,680	533,314	3,786,502
Distributions reinvested	51,414	362,831	49,123	350,444
Conversions to Class A	(2,310)	(16,458)	(999,242)	(7,184,278)
Redemptions	(377,403)	(2,735,134)	(1,320,786)	(9,329,593)

Net decrease	(263,321)	(1,918,081)	(1,737,591)	(12,376,925)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  31

Statement of Changes in Net Assets (continued)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	106,047	763,461	394,093	2,784,327
Distributions reinvested	17,828	124,558	13,210	93,758
Redemptions	(174,862)	(1,252,372)	(364,923)	(2,542,770)

Net increase (decrease)	(50,987)	(364,353)	42,380	335,315

Class I shares
Subscriptions	1,167,967	8,357,467	6,515,742	46,339,721
Distributions reinvested	786,839	5,533,823	675,045	4,784,860
Redemptions	(1,788,121)	(12,950,175)	(4,919,521)	(34,389,475)

Net increase	166,685	941,115	2,271,266	16,735,106

Class R shares
Subscriptions	—	—	716	5,000

Net increase	—	—	716	5,000

Class R3 shares
Subscriptions	—	—	716	5,000
Redemptions	—	—	(716)	(5,000)

Net increase	—	—	—	—

Class R4 shares
Subscriptions	1,357	9,756	36,368	253,675
Distributions reinvested	1,498	10,518	974	6,931
Redemptions	(18,966)	(136,634)	(6,616)	(46,250)

Net increase (decrease)	(16,111)	(116,360)	30,726	214,356

Class R5 shares
Subscriptions	—	—	715	5,000
Redemptions	—	—	(715)	(5,000)

Net increase	—	—	—	—

Class W shares
Subscriptions	1,350,570	9,699,907	5,960,012	42,249,228
Distributions reinvested	268,214	1,880,629	187,672	1,333,742
Redemptions	(3,498,235)	(25,164,038)	(5,289,790)	(36,839,123)

Net increase (decrease)	(1,879,451)	(13,583,502)	857,894	6,743,847

Class Z shares
Subscriptions	6,162	45,468	1,006	7,503
Distributions reinvested	31	219	—	—
Redemptions	(3,521)	(25,500)	—	—

Net increase	2,672	20,187	1,006	7,503

Total net decrease	(4,165,936)	(30,446,670)	(1,090,638)	(6,090,699)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months
Class A	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.47		$7.10	$6.16	$6.89	$6.60	$6.59

Income from Investment operations:
Net investment income	0.11		0.23	0.17	0.22	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.04		0.31	1.15	(0.73)	0.35	0.14

Total from investment operations	0.15		0.54	1.32	(0.51)	0.55	0.33

Less distributions to shareholders from:
Net investment income	(0.19)		(0.17)	(0.38)	(0.22)	(0.26)	(0.32)

Total distributions to shareholders	(0.19)		(0.17)	(0.38)	(0.22)	(0.28)	(0.32)

Net asset value, end of period	$7.43		$7.47	$7.10	$6.16	$6.89	$6.60

Total return	2.22%		7.70%	22.12%	(7.66% )	8.63%	5.17%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.42%	(c)	1.34%	1.36%	1.32%	1.37%	1.39%

Net expenses after fees waived or expenses reimbursed(b)	1.22%	(c)	1.25%	1.25%	1.25%	1.25%	1.25%

Net investment income	2.99%	(c)	3.31%	2.72%	3.26%	3.08%	2.77%

Supplemental data
Net assets, end of period (in thousands)	$229,611		$246,929	$252,773	$248,748	$258,703	$276,081

Portfolio turnover	34%		62%	69%	75%	77%	68%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  33

Financial Highlights (continued)

	Six months
Class B	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.52		$7.14	$6.23	$6.96	$6.67	$6.59

Income from Investment operations:
Net investment income	0.08		0.18	0.13	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.04		0.31	1.15	(0.73)	0.35	0.16

Total from investment operations	0.12		0.49	1.28	(0.56)	0.50	0.29

Less distributions to shareholders from:
Net investment income	(0.16)		(0.11)	(0.37)	(0.17)	(0.21)	(0.21)

Total distributions to shareholders	(0.16)		(0.11)	(0.37)	(0.17)	(0.21)	(0.21)

Net asset value, end of period	$7.48		$7.52	$7.14	$6.23	$6.96	$6.67

Total return	1.79%		6.89%	21.14%	(8.28% )	7.68%	4.45%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.18%	(c)	2.10%	2.13%	2.09%	2.13%	2.16%

Net expenses after fees waived or expenses reimbursed(b)	1.97%	(c)	2.02%	2.01%	2.01%	2.01%	2.02%

Net investment income	2.23%	(c)	2.58%	2.00%	2.49%	2.30%	1.98%

Supplemental data
Net assets, end of period (in thousands)	$16,437		$18,513	$29,977	$42,400	$46,948	$63,317

Portfolio turnover	34%		62%	69%	75%	77%	68%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Six months
Class C	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.45		$7.08	$6.18	$6.91	$6.62	$6.57

Income from Investment operations:
Net investment income	0.08		0.18	0.13	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.05		0.31	1.14	(0.73)	0.35	0.13

Total from investment operations	0.13		0.49	1.27	(0.56)	0.50	0.27

Less distributions to shareholders from:
Net investment income	(0.17)		(0.12)	(0.37)	(0.17)	(0.21)	(0.22)

Total distributions to shareholders	(0.17)		(0.12)	(0.37)	(0.17)	(0.21)	(0.22)

Net asset value, end of period	$7.41		$7.45	$7.08	$6.18	$6.91	$6.62

Total return	1.83%		6.95%	21.15%	(8.27% )	7.75%	4.25%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.17%	(c)	2.10%	2.12%	2.08%	2.13%	2.16%

Net expenses after fees waived or expenses reimbursed(b)	1.97%	(c)	2.01%	2.01%	2.01%	2.01%	2.02%

Net investment income	2.24%	(c)	2.58%	1.94%	2.51%	2.32%	2.00%

Supplemental data
Net assets, end of period (in thousands)	$5,747		$6,162	$5,557	$4,295	$2,541	$3,116

Portfolio turnover	34%		62%	69%	75%	77%	68%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  35

Financial Highlights (continued)

	Six months
Class I	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.48		$7.11	$6.14	$6.87	$6.59	$6.61

Income from Investment operations:
Net investment income	0.12		0.26	0.20	0.25	0.23	0.21
Net realized and unrealized gain (loss) on investments	0.04		0.31	1.15	(0.73)	0.34	0.14

Total from investment operations	0.16		0.57	1.35	(0.48)	0.57	0.35

Less distributions to shareholders from:
Net investment income	(0.21)		(0.20)	(0.38)	(0.25)	(0.29)	(0.37)

Total distributions to shareholders	(0.21)		(0.20)	(0.38)	(0.25)	(0.29)	(0.37)

Net asset value, end of period	$7.43		$7.48	$7.11	$6.14	$6.87	$6.59

Total return	2.31%		8.16%	22.83%	(7.30% )	8.91%	5.52%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.86%	(c)	0.86%	0.86%	0.85%	0.87%	0.88%

Net expenses after fees waived or expenses reimbursed(b)	0.78%	(c)	0.82%	0.82%	0.82%	0.87%	0.88%

Net investment income	3.43%	(c)	3.70%	3.16%	3.68%	3.47%	3.18%

Supplemental data
Net assets, end of period (in thousands)	$195,624		$195,613	$169,717	$205,798	$157,401	$144,623

Portfolio turnover	34%		62%	69%	75%	77%	68%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Six months		Year ended
Class R	ended April 30,		Oct. 31,
Per share data	2011		2010(d)
	(Unaudited)
Net asset value, beginning of period	$7.46		$6.98

Income from Investment operations:
Net investment income	0.10		0.16
Net realized and unrealized gain on investments	0.03		0.40

Total from investment operations	0.13		0.56

Less distributions to shareholders from:
Net investment income	(0.18)		(0.08)

Total distributions to shareholders	(0.18)		(0.08)

Net asset value, end of period	$7.41		$7.46

Total return	1.96%		8.15%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.68%	(c)	1.66%	(c)

Net expenses after fees waived or expenses reimbursed(b)	1.50%	(c)	1.59%	(c)

Net investment income	2.69%	(c)	3.58%	(c)

Supplemental data
Net assets, end of period (in thousands)	$5		$5

Portfolio turnover	34%		62%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  37

Financial Highlights (continued)

	Six months
Class R4	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.48		$7.11	$6.16	$6.89	$6.60	$6.61

Income from Investment operations:
Net investment income	0.11		0.24	0.18	0.25	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.04		0.31	1.15	(0.72)	0.35	0.13

Total from investment operations	0.15		0.55	1.33	(0.47)	0.57	0.33

Less distributions to shareholders from:
Net investment income	(0.20)		(0.18)	(0.38)	(0.26)	(0.28)	(0.34)

Total distributions to shareholders	(0.20)		(0.18)	(0.38)	(0.26)	(0.28)	(0.34)

Net asset value, end of period	$7.43		$7.48	$7.11	$6.16	$6.89	$6.60

Total return	2.14%		7.85%	22.42%	(7.19% )	8.84%	5.29%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.16%	(c)	1.18%	1.16%	1.14%	1.17%	1.20%

Net expenses after fees waived or expenses reimbursed(b)	1.08%	(c)	1.12%	1.06%	0.87%	1.08%	1.08%

Net investment income	3.12%	(c)	3.35%	2.86%	3.64%	3.27%	2.95%

Supplemental data
Net assets, end of period (in thousands)	$285		$407	$169	$118	$112	$81

Portfolio turnover	34%		62%	69%	75%	77%	68%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

	Six months
Class W	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007(e)
	(Unaudited)
Net asset value, beginning of period	$7.46		$7.09	$6.15	$6.88	$6.79

Income from Investment operations:
Net investment income	0.11		0.22	0.17	0.22	0.20
Net realized and unrealized gain on investments	0.04		0.31	1.14	(0.73)	0.17

Total from investment operations	0.15		0.53	1.31	(0.51)	0.37

Less distributions to shareholders from:
Net investment income	(0.19)		(0.16)	(0.37)	(0.22)	(0.28)

Total distributions to shareholders	(0.19)		(0.16)	(0.37)	(0.22)	(0.28)

Net asset value, end of period	$7.42		$7.46	$7.09	$6.15	$6.88

Total return	2.23%		7.66%	22.04%	(7.62% )	5.71%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.42%	(c)	1.31%	1.30%	1.30%	1.35%	(d)

Net expenses after fees waived or expenses reimbursed(b)	1.23%	(c)	1.27%	1.27%	1.27%	1.26%	(d)

Net investment income	2.96%	(c)	3.15%	2.70%	3.27%	3.34%	(d)

Supplemental data
Net assets, end of period (in thousands)	$55,456		$69,842	$60,278	$135,157	$54,191

Portfolio turnover	34%		62%	69%	75%	77%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  39

Financial Highlights (continued)

	Six months		Year ended
Class Z	ended April 30,		Oct. 31,
Per share data	2011		2010(f)
	(Unaudited)
Net asset value, beginning of period	$7.48		$7.33

Income from Investment operations:
Net investment income	0.12		0.01
Net realized and unrealized gain on investments	0.04		0.14

Total from investment operations	0.16		0.15

Less distributions to shareholders from:
Net investment income	(0.21)		—

Total distributions to shareholders	(0.21)		—

Net asset value, end of period	$7.43		$7.48

Total return	2.24%		2.05%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.14%	(c)	1.13%	(c)

Net expenses after fees waived or expenses reimbursed(b)	0.95%	(c)	0.95%	(c)

Net investment income	3.30%	(c)	2.31%	(c)

Supplemental data
Net assets, end of period (in thousands)	$27		$8

Portfolio turnover	34%		62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	Annualized.
(d)	For the period from March 15, 2010 (when shares became available) to October 31, 2010.
(e)	For the period from December 1, 2006 (when shares became available) to October 31, 2007.
(f)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1.	Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service

42  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

44  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  45

Notes to Financial Statements (continued)

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at April 30, 2011

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk Exposure	and Liabilities		and Liabilities
Category	Location	Fair Value	Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$247,142	Unrealized depreciation on forward foreign currency exchange contracts	$718,280

Interest rate contracts			Net assets — unrealized depreciation on Futures contracts	365,304	*

Total		$247,142		$1,083,584

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the six months ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign Currency	Futures
Risk Exposure Category	Exchange Contracts	Contracts	Total
Foreign exchange contracts	$(556,151)	$—	$(556,151)

Interest rate contracts	—	765,928	$765,928

Total	$(556,151)	$765,928	$209,777

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign Currency	Futures
Risk Exposure Category	Exchange Contracts	Contracts	Total
Foreign exchange contracts	$(1,191,527)	$—	$(1,191,527)

Interest rate contracts	—	(217,967)	$(217,967)

Total	$(1,191,527)	$(217,967)	$(1,409,494)

46  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts Opened
Forward foreign currency exchange contracts	76

Futures contracts	667

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  47

Notes to Financial Statements (continued)

the sale of the securities based upon the market price established at the date the commitment was entered into.

Treasury Inflation Protected Securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities
The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

48  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid each calendar quarter, if any. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  49

Notes to Financial Statements (continued)

that declines from 0.72% to 0.52% as the Fund’s net assets increase. The management fee for the six months ended April 30, 2011 was 0.71% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a

50  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.31
Class C	0.31
Class R	0.30
Class R4	0.05
Class W	0.31
Class Z	0.25

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,051,000 and $81,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  51

Notes to Financial Statements (continued)

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $65,785 for Class A, $4,268 for Class B and $270 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.21%
Class B	1.96
Class C	1.96
Class I	0.76
Class R	1.46
Class R4	1.06
Class W	1.21
Class Z	0.96

Prior to January 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class B	2.02
Class C	2.01
Class I	0.82
Class R	1.62
Class R4	1.12
Class W	1.27
Class Z	1.00

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses

52  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $456,346,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$45,547,000
Unrealized depreciation	(2,296,000)

Net Unrealized Appreciation	$43,251,000

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2014	$498,771
2016	2,328,738
2017	8,552,919

Total	$11,380,428

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  53

Notes to Financial Statements (continued)

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $168,473,259 and $194,730,411, respectively, for the six months ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $14,138,427 were on loan, secured by U.S. government securities valued at $6,380,602 and by cash collateral of $8,052,094 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in

54  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I and Class R shares. At April 30, 2011, the Investment Manager and/or affiliates owned approximately 39% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  55

Notes to Financial Statements (continued)

Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 10. Significant Risks

Non-Diversification Risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies

56  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  57

Notes to Financial Statements (continued)

proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) of Columbia Global Bond Fund (the Fund) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on Feb. 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Global Series, Inc., on behalf of the Fund, on Dec. 28, 2010, and is incorporated herein by reference.

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  59

Results of Meeting of Shareholders

Columbia Global Bond Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1.
To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,817,669,100.658	48,013,074.701	0.000	0.000
02	Edward J. Boudreau, Jr.	1,817,929,714.017	47,752,461.342	0.000	0.000
03	Pamela G. Carlton	1,818,407,025.124	47,275,150.235	0.000	0.000
04	William P. Carmichael	1,816,788,150.238	48,894,025.121	0.000	0.000
05	Patricia M. Flynn	1,819,236,829.523	46,445,345.836	0.000	0.000
06	William A. Hawkins	1,817,400,660.894	48,281,514.465	0.000	0.000
07	R. Glenn Hilliard	1,817,684,775.513	47,997,399.846	0.000	0.000
08	Stephen R. Lewis, Jr.	1,817,358,614.376	48,323,560.983	0.000	0.000
09	John F. Maher	1,819,011,976.785	46,670,198.574	0.000	0.000
10	John J. Nagorniak	1,817,790,462.054	47,891,713.305	0.000	0.000
11	Catherine James Paglia	1,818,829,769.236	46,852,406.123	0.000	0.000
12	Leroy C. Richie	1,817,440,215.921	48,241,959.438	0.000	0.000
13	Anthony M. Santomero	1,817,899,297.744	47,782,877.615	0.000	0.000
14	Minor M. Shaw	1,818,527,731.929	47,154,443.430	0.000	0.000
15	Alison Taunton-Rigby	1,817,270,437.499	48,411,737.860	0.000	0.000
16	William F. Truscott	1,818,341,017.769	47,341,157.590	0.000	0.000

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the election of directors.

Proposal 2.
To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,794,994,933.315	39,083,879.603	31,603,190.771	171.670

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the amendment to the Articles of Incorporation.

60  COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT

Proposal 3.
To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
374,906,709.799	11,220,562.634	12,488,031.412	76,748,208.360

Proposal 4.
To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
374,847,059.113	12,266,005.172	11,502,253.559	76,748,194.360

Proposal 5.
To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Fund’s Board, but without obtaining shareholder approval.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
364,273,216.813	21,660,435.634	12,681,644.396	76,748,215.360

COLUMBIA GLOBAL BOND FUND — 2011 SEMIANNUAL REPORT  61

Columbia Global Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6339 AA (6/11)

Semiannual Report

Columbia Global Equity Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Global Equity Fund seeks to provide shareholders with long-term capital growth.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	8

Portfolio of Investments	11

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	35

Proxy Voting	52

Approval of Investment Management Services Agreement	52

Approval of Subadvisory Agreement	52

Results of Meeting of Shareholders	55

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Global Equity Fund (the Fund) Class A shares gained 14.64% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, which advanced 14.32% for the six-month period.

>	The Lipper Global Funds Index, representing the Fund’s peer group, rose 14.12% over the same timeframe.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Columbia Global Equity Fund Class A (excluding sales charge)	+14.64%	+20.83%	-0.69%	+2.41%	+3.60%

MSCI All Country World Index(1) (unmanaged)	+14.32%	+19.13%	+0.38%	+3.63%	+5.23%

Lipper Global Funds Index(2) (unmanaged)	+14.12%	+19.04%	+1.19%	+3.25%	+4.77%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

(1)	The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of gross distributions and changes in market prices.
(2)	The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
						Since
Without sales charge	6 months*	1 year	3 years	5 years	10 years	inception**
Class A (inception 5/29/90)	+14.64%	+20.83%	-0.69%	+2.41%	+3.60%	N/A

Class B (inception 3/20/95)	+14.20%	+19.99%	-1.41%	+1.64%	+2.81%	N/A

Class C (inception 6/26/00)	+14.23%	+20.09%	-1.46%	+1.62%	+2.80%	N/A

Class I (inception 8/1/08)	+14.98%	+21.56%	N/A	N/A	N/A	+4.55%

Class R (inception 12/11/06)	+14.45%	+20.70%	-0.67%	N/A	N/A	+1.49%

Class R4 (inception 3/20/95)	+14.72%	+21.14%	-0.46%	+2.58%	+3.78%	N/A

Class R5 (inception 12/11/06)	+14.95%	+21.68%	-0.13%	N/A	N/A	+2.03%

Class W (inception 12/1/06)	+14.59%	+20.98%	-0.65%	N/A	N/A	+1.73%

Class Z (inception 9/27/10)	+14.79%	N/A	N/A	N/A	N/A	+19.31%*

With sales charge
Class A (inception 5/29/90)	+8.05%	+13.88%	-2.63%	+1.20%	+2.99%	N/A

Class B (inception 3/20/95)	+9.20%	+14.99%	-2.40%	+1.26%	+2.81%	N/A

Class C (inception 6/26/00)	+13.23%	+19.09%	-1.46%	+1.62%	+2.80%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5, Class W and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.
**	For classes with less than 10 years performance.

4  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2011)

Australia	1.6%

Belgium	0.5

Bermuda	0.9

Brazil	2.5

Canada	1.7

Cayman Islands	0.5

Cyprus	0.5

Denmark	0.8

Finland	0.5

France	3.6

Germany	3.3

Hong Kong	1.4

India	1.3

Indonesia	2.7

Ireland	0.7

Italy	1.9

Japan	7.4

Korea	3.4

Mexico	0.8

Netherlands	2.9

Panama	0.7

Poland	0.9

Portugal	0.9

Singapore	0.8

South Africa	1.2

Switzerland	4.8

Taiwan	0.9

United Kingdom	12.0

United States	38.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

6  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

TOP TEN HOLDINGS(1) (at April 30, 2011)

Apple, Inc. (United States)	2.0%

Sirona Dental Systems, Inc. (United States)	1.8

BG Group PLC (United Kingdom)	1.7

JPMorgan Chase & Co. (United States)	1.7

Fugro NV-CVA (Netherlands)	1.6

Rio Tinto PLC (United Kingdom)	1.6

IBM Corp. (United States)	1.6

Marathon Oil Corp. (United States)	1.5

Walt Disney Co. (The) (United States)	1.5

ING Groep NV-CVA (Netherlands)	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,146.40	$7.55	1.41%

Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.09	1.41%

Class B

Actual(b)	$1,000	$1,142.00	$11.54	2.16%

Hypothetical (5% return before expenses)	$1,000	$1,014.16	$10.85	2.16%

Class C

Actual(b)	$1,000	$1,142.30	$11.54	2.16%

Hypothetical (5% return before expenses)	$1,000	$1,014.16	$10.85	2.16%

Class I

Actual(b)	$1,000	$1,149.80	$5.04	.94%

Hypothetical (5% return before expenses)	$1,000	$1,020.24	$4.73	.94%

Class R

Actual(b)	$1,000	$1,144.50	$8.82	1.65%

Hypothetical (5% return before expenses)	$1,000	$1,016.70	$8.30	1.65%

Class R4

Actual(b)	$1,000	$1,147.20	$6.37	1.19%

Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.99	1.19%

Class R5

Actual(b)	$1,000	$1,149.50	$4.98	.93%

Hypothetical (5% return before expenses)	$1,000	$1,020.29	$4.68	.93%

Class W

Actual(b)	$1,000	$1,145.90	$7.49	1.40%

Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.04	1.40%

Class Z

Actual(b)	$1,000	$1,147.90	$6.10	1.14%

Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74	1.14%

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  9

Fund Expenses Example (continued)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +14.64% for Class A, +14.20% for Class B, +14.23% for Class C, +14.98% for Class I, +14.45% for Class R, +14.72% for Class R4, +14.95% for Class R5, +14.59% for Class W and +14.79% for Class Z.

10  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Columbia Global Equity Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (99.7%)

AUSTRALIA (1.6%)
Atlas Iron Ltd.(a)(b)	523,636	$2,022,172
Centamin Egypt Ltd.(a)(b)	1,144,300	2,499,150
CSL Ltd.(a)(c)	68,062	2,568,354

Total		7,089,676

BELGIUM (0.5%)
Ageas(a)(c)	755,297	2,292,233

BERMUDA (0.9%)
Great Eagle Holdings Ltd.(a)	1,066,377	3,797,073

BRAZIL (2.5%)
Banco Santander Brasil SA, ADR(a)	190,257	2,208,884
Itaú Unibanco Holding SA, ADR(a)	92,282	2,191,698
MRV Engenharia e Participacoes SA(a)	258,700	2,257,787
Multiplan Empreendimentos Imobiliarios SA(a)	122,800	2,566,529
Totvs SA(a)	89,500	1,712,970

Total		10,937,868

CANADA (1.7%)
Barrick Gold Corp.(a)	40,475	2,064,630
CGI Group, Inc., Class A(a)(b)	130,200	2,848,533
Ultra Petroleum Corp.(a)(b)	48,881	2,482,666

Total		7,395,829

CAYMAN ISLANDS (0.5%)
Focus Media Holding Ltd., ADR(a)(b)	57,289	2,013,708

CYPRUS (0.5%)
ProSafe SE(a)	268,047	2,176,420

DENMARK (0.8%)
FLSmidth & Co. A/S(a)(c)	36,034	3,249,079

FINLAND (0.5%)
Talvivaara Mining Co. PLC(a)(b)(c)	230,516	2,051,338

FRANCE (3.6%)
Cie Generale des Etablissements Michelin, Series B(a)	36,527	3,661,080
Euler Hermes SA(a)(b)	36,076	3,845,643
Renault SA(a)(b)	66,549	4,055,131
Schneider Electric SA(a)(c)	22,978	4,060,241

Total		15,622,095

GERMANY (3.3%)
BMW AG(a)	52,000	4,903,851
Kabel Deutschland Holding AG(a)(b)	39,830	2,489,261
Linde AG(a)	22,813	4,108,801
MTU Aero Engines Holding AG (a)(b)(c)	37,921	2,906,626

Total		14,408,539

HONG KONG (1.4%)
Champion REIT(a)(c)	2,728,770	1,581,888
Hongkong & Shanghai Hotels (The)(a)	1,200,000	2,116,793
Sun Hung Kai Properties Ltd.(a)	159,000	2,490,338

Total		6,189,019

INDIA (1.3%)
State Bank of India, GDR(a)(d)	39,585	5,423,145

INDONESIA (2.7%)
Bank Mandiri Tbk PT(a)	2,942,000	2,460,615
Bank Rakyat Indonesia Persero Tbk PT(a)	3,798,000	2,867,587
Indocement Tunggal Prakarsa Tbk PT(a)	1,672,500	3,326,560
Perusahaan Gas Negara PT(a)	5,990,500	2,805,517

Total		11,460,279

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)
IRELAND (0.7%)
Accenture PLC, Class A(a)	56,125	$3,206,421

ITALY (1.9%)
Prysmian SpA(a)	228,609	5,393,966
Tod’s SpA(a)	20,401	2,769,383

Total		8,163,349

JAPAN (7.3%)
Asahi Breweries Ltd.(a)	233,500	4,386,500
Canon, Inc.(a)	76,900	3,621,418
Hoya Corp.(a)(c)	157,700	3,396,481
Komatsu Ltd.(a)	106,000	3,737,496
Makita Corp.(a)	86,900	3,995,736
Nippon Electric Glass Co., Ltd.(a)	256,000	3,876,013
THK Co., Ltd.(a)	93,300	2,398,201
Ushio, Inc.(a)(c)	127,800	2,602,199
Yamada Denki Co., Ltd.(a)	52,490	3,687,742

Total		31,701,786

KOREA (3.4%)
Hyundai Department Store Co., Ltd.(a)	21,616	3,171,430
NHN Corp.(a)(b)	15,590	3,092,839
Samsung Electronics Co., Ltd.(a)	6,314	5,273,963
Shinhan Financial Group Co., Ltd.(a)	66,270	3,251,081

Total		14,789,313

MEXICO (0.8%)
America Movil SAB de CV, Series L, ADR(a)	58,910	3,369,652

NETHERLANDS (2.9%)
Fugro NV-CVA(a)	76,694	7,034,959
ING Groep NV-CVA(a)(b)	431,881	5,693,157

Total		12,728,116

PANAMA (0.7%)
Copa Holdings SA, Class A(a)	54,214	3,152,544

POLAND (0.9%)
KGHM Polska Miedz SA(a)	53,735	3,953,157

PORTUGAL (0.9%)
Galp Energia SGPS SA, Series B(a)	171,089	3,827,735

SINGAPORE (0.8%)
DBS Group Holdings Ltd.(a)	277,000	3,393,797

SOUTH AFRICA (1.2%)
MTN Group Ltd.(a)	230,603	5,128,063

SWITZERLAND (4.8%)
Credit Suisse Group AG(a)	79,913	3,631,653
Nestlé SA(a)	30,474	1,891,854
Novartis AG(a)	65,242	3,873,037
Swatch Group AG (The)(a)	10,951	5,386,879
TE Connectivity Ltd.(a)	100,856	3,615,688
Tyco International Ltd.(a)	44,853	2,186,135

Total		20,585,246

TAIWAN (0.9%)
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	1,448,000	3,745,232

UNITED KINGDOM (12.0%)
3i Group PLC(a)	568,740	2,667,255
Aggreko PLC(a)	106,088	3,173,897
BG Group PLC(a)	290,384	7,477,856
Burberry Group PLC(a)	219,157	4,755,498
Chemring Group PLC(a)(b)	230,475	2,585,157
Intercontinental Hotels Group PLC(a)	220,725	4,845,537
Rio Tinto PLC(a)	93,802	6,844,292
Tullow Oil PLC(a)	212,094	5,088,818
Ultra Electronics Holdings PLC(a)	78,615	2,269,115
Vodafone Group PLC(a)	1,580,120	4,567,815
Weir Group PLC (The)(a)	130,233	4,194,661
Xstrata PLC(a)	123,457	3,166,566

Total		51,636,467

UNITED STATES (38.7%)
Advance Auto Parts, Inc.	73,372	4,802,931
Aetna, Inc.	136,978	5,668,150
American Express Co.	65,769	3,227,943
Apple, Inc.(b)	24,742	8,615,907
AsiaInfo-Linkage, Inc.(b)	103,275	1,951,898
Bank of America Corp.	266,851	3,276,930
Citigroup, Inc. (b)	782,070	3,589,701
Cliffs Natural Resources, Inc.	38,363	3,595,380
Cloud Peak Energy, Inc.(b)	129,135	2,688,591
Coinstar, Inc.(b)	43,810	2,364,864

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

UNITED STATES (cont.)
Crown Castle International Corp.(b)	57,885	$2,480,951
Dell, Inc.(b)	260,500	4,040,355
Devon Energy Corp.	47,076	4,283,916
Dresser-Rand Group, Inc.(b)	65,795	3,456,869
Flowserve Corp.	22,080	2,795,770
Gilead Sciences, Inc.(b)	31,743	1,232,898
Google, Inc., Class A(b)	10,185	5,541,658
Hartford Financial Services Group, Inc.	120,620	3,494,361
Henry Schein, Inc.(b)	72,100	5,268,347
IBM Corp.	39,393	6,719,658
JPMorgan Chase & Co.	157,194	7,172,762
Laboratory Corp. of America Holdings(b)	56,650	5,465,025
Marathon Oil Corp.	123,146	6,654,810
McDonald’s Corp.	69,335	5,429,624
MetLife, Inc.	46,726	2,186,310
Micron Technology, Inc.(b)	391,113	4,415,666
Microsoft Corp.	108,096	2,812,658
Oracle Corp.	155,953	5,622,106
QUALCOMM, Inc.	74,399	4,228,839
Sirona Dental Systems, Inc.(b)	136,681	7,800,385
Thermo Fisher Scientific, Inc.(b)	91,053	5,462,269
Tidewater, Inc.	64,571	3,842,620
Tiffany & Co.	50,698	3,520,469
Union Pacific Corp.	52,246	5,405,894
Walt Disney Co. (The)	149,198	6,430,434
Waste Connections, Inc.	138,319	4,256,076
WESCO International, Inc.(b)	70,210	4,349,509
World Fuel Services Corp.	82,847	3,279,084

Total		167,431,618

Total Common Stocks
(Cost: $328,655,039)		$430,918,797

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (5.1%)

Repurchase Agreements (5.1%)
G.X. Clarke and Company dated 04/29/11, matures 05/02/11, repurchase price $5,000,083(e)
	0.200%	$5,000,000	$5,000,000
Goldman Sachs & Co. dated 04/29/11, matures 05/02/11, repurchase price $12,043,492(e)
	0.050%	12,043,442	12,043,442
Pershing LLC dated 04/29/11, matures 05/02/11, repurchase price $5,000,083(e)
	0.200%	5,000,000	5,000,000

Total			22,043,442

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $22,043,442)			$22,043,442

Total Investments(f)
(Cost: $350,698,481)			$452,962,239
Other Assets & Liabilities, Net			(20,683,429)

Net Assets			$432,278,810

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of
Industry	Net Assets	Value
Aerospace & Defense	1.8%	$7,760,899
Airlines	0.7	3,152,544
Auto Components	0.8	3,661,080
Automobiles	2.1	8,958,982
Beverages	1.0	4,386,500

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	Net Assets	Value
Biotechnology	0.9%	$3,801,252
Capital Markets	1.5	6,298,908
Chemicals	1.0	4,108,800
Commercial Banks	5.0	21,796,806
Commercial Services & Supplies	1.7	7,429,973
Communications Equipment	1.0	4,228,839
Computers & Peripherals	2.9	12,656,262
Construction & Engineering	0.8	3,249,079
Construction Materials	0.8	3,326,560
Consumer Finance	0.7	3,227,942
Diversified Consumer Services	0.5	2,364,864
Diversified Financial Services	4.6	19,732,551
Electrical Equipment	2.8	12,056,406
Electronic Equipment, Instruments & Components	2.5	10,888,182
Energy Equipment & Services	3.8	16,510,868
Food Products	0.4	1,891,854
Gas Utilities	0.6	2,805,517
Health Care Equipment & Supplies	1.8	7,800,385
Health Care Providers & Services	3.8	16,401,522
Hotels, Restaurants & Leisure	2.9	12,391,954
Household Durables	0.5	2,257,787
Industrial Conglomerates	0.5	2,186,135
Insurance	2.7	11,818,547
Internet Software & Services	2.0	8,634,498
IT Services	3.0	12,774,613
Life Sciences Tools & Services	1.3	5,462,269
Machinery	4.0	17,121,863
Media	2.5	10,933,403
Metals & Mining	6.1	26,196,684
Multiline Retail	0.7	3,171,430
Office Electronics	0.8	3,621,418
Oil, Gas & Consumable Fuels	8.3	35,783,476
Pharmaceuticals	0.9	3,873,037
Real Estate Investment Trusts (REITs)	0.4	1,581,888
Real Estate Management & Development	2.0	8,853,941
Road & Rail	1.3	5,405,894
Semiconductors & Semiconductor Equipment	3.1	13,434,861
Software	2.8	12,099,631
Specialty Retail	2.8	12,011,142
Textiles, Apparel & Luxury Goods	3.0	12,911,760
Trading Companies & Distributors	1.0	4,349,510
Wireless Telecommunication Services	3.6	15,546,481
Other(1)	5.1	22,043,442

Total		$452,962,239

(1)	Cash & Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 60.95% of net assets.

(b)	Non-income producing.

(c)	At April 30, 2011, security was partially or fully on loan.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $5,423,145 or 1.25% of net assets.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

G.X. Clarke and Company (0.200%)
Security Description	Value
Fannie Mae Discount Notes	$13,199
Fannie Mae Interest Strip	5,493
Fannie Mae Principal Strip	4,962
Federal Farm Credit Bank	693,190
Federal Farm Credit Discount Notes	5,397
Federal Home Loan Banks	1,482,978
Federal Home Loan Mortgage Corp	735,086
Federal National Mortgage Association	902,420
Freddie Mac Discount Notes	80,998
Freddie Mac Strips	16,685
Resolution Funding Corp Interest Strip	167
Tennessee Valley Authority	135,920
Tennessee Valley Authority Generic Strip	232
United States Treasury Inflation Indexed Bonds	258,846
United States Treasury Note/Bond	508,652
United States Treasury Strip Coupon	200,626
United States Treasury Strip Principal	55,175

Total Market Value of Collateral Securities	$5,100,026

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.050%)
Security Description	Value
Government National Mortgage Association	$12,284,311

Total Market Value of Collateral Securities	$12,284,311

Pershing LLC (0.200%)
Security Description	Value
Fannie Mae Pool	$1,082,887
Fannie Mae REMICS	882,266
Fannie Mae Whole Loan	10,258
Freddie Mac Non Gold Pool	327,084
Freddie Mac Reference REMIC	13,952
Freddie Mac REMICS	1,742,819
Government National Mortgage Association	1,040,734

Total Market Value of Collateral Securities	$5,100,000

(f)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$1,107,766	$81,710,365	$(82,818,131)	$—	$—	$3,720	$—
Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$26,819,817	$41,842,586	$—	$68,662,403
Consumer Staples	—	6,278,354	—	6,278,354
Energy	26,688,556	25,605,788	—	52,294,344
Financials	29,915,118	43,395,465	—	73,310,583
Health Care	30,897,075	6,441,390	—	37,338,465
Industrials	22,145,928	40,566,374	—	62,712,302
Information Technology	55,332,357	23,005,946	—	78,338,303
Materials	5,660,010	27,972,035	—	33,632,045
Telecommunication Services	5,850,603	9,695,878	—	15,546,481
Utilities	—	2,805,517	—	2,805,517

Total Equity Securities	203,309,464	227,609,333	—	430,918,797

Other
Investments of Cash Collateral Received for Securities on Loan	—	22,043,442	—	22,043,442

Total Other	—	22,043,442	—	22,043,442

Total	$203,309,464	$249,652,775	$—	$452,962,239

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $182,901,617. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  19

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value* (identified cost $328,655,039)	$430,918,797
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $22,043,442)	22,043,442

Total investments (identified cost $350,698,481)	452,962,239
Foreign currency (identified cost $1,108,929)	1,142,088
Receivable for:
Capital shares sold	34,904
Dividends	683,260
Interest	8,210
Reclaims	483,120

Total assets	455,313,821

Liabilities
Bank overdraft	248,537
Due upon return of securities on loan	22,043,442
Payable for:
Capital shares purchased	527,724
Investment management fees	9,324
Distribution fees	3,600
Transfer agent fees	41,488
Administration fees	945
Plan administration fees	37
Other expenses	159,914

Total liabilities	23,035,011

Net assets applicable to outstanding shares	$432,278,810

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$505,939,975
Excess of distributions over net investment income	(1,798,742)
Accumulated net realized loss	(174,260,916)
Unrealized appreciation (depreciation) on:
Investments	102,263,758
Foreign currency translations	134,735

Total — representing net assets applicable to outstanding shares	$432,278,810

*Value of securities on loan	$20,635,799

Net assets applicable to outstanding shares
Class A	$386,474,332
Class B	$24,321,072
Class C	$10,786,412
Class I	$5,105,311
Class R	$68,336
Class R4	$5,485,448
Class R5	$5,164
Class W	$5,182
Class Z	$27,553
Shares outstanding
Class A	47,807,065
Class B	3,217,638
Class C	1,443,267
Class I	626,947
Class R	8,383
Class R4	672,686
Class R5	634
Class W	639
Class Z	3,385
Net asset value per share
Class A(a)	$8.08
Class B	$7.56
Class C	$7.47
Class I	$8.14
Class R	$8.15
Class R4	$8.15
Class R5	$8.15
Class W	$8.11
Class Z	$8.14

(a)	The maximum offering price per share for Class A is $8.57. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  21

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$2,576,479
Interest	298
Dividends from affiliates	3,720
Income from securities lending — net	62,266
Foreign taxes withheld	(144,565)

Total income	2,498,198

Expenses:
Investment management fees	1,735,851
Distribution fees
Class A	470,447
Class B	119,791
Class C	51,421
Class R	137
Class W	6
Transfer agent fees
Class A	511,123
Class B	32,541
Class C	13,924
Class R	72
Class R4	274
Class W	7
Class Z	8
Administration fees	175,814
Plan administration fees Class R4	7,851
Compensation of board members	5,018
Custodian fees	44,625
Printing and postage fees	57,234
Registration fees	49,984
Professional fees	20,742
Other	47,955

Total expenses	3,344,825
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(178,624)

Total net expenses	3,166,201

Net investment loss	(668,003)

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$27,214,197
Foreign currency transactions	55,808
Forward foreign currency exchange contracts	(13,817)

Net realized gain	27,256,188
Net change in unrealized appreciation (depreciation) on:
Investments	33,424,875
Foreign currency translations	134,735

Net change in unrealized appreciation	33,559,610

Net realized and unrealized gain	60,815,798

Net increase in net assets resulting from operations	$60,147,795

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  23

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment income (loss)	$(668,003)	$40,820
Net realized gain	27,256,188	20,465,539
Net change in unrealized appreciation	33,559,610	45,779,384

Net increase in net assets resulting from operations	60,147,795	66,285,743

Distributions to shareholders from:
Net investment income
Class A	(1,144,928)	(1,567,578)
Class B	(36,159)	(38,424)
Class C	(15,924)	(13,917)
Class I	(136,477)	(255,509)
Class R	(128)	—
Class R3	—	(14)
Class R4	(26,416)	(36,668)
Class R5	(83)	(132)
Class W	(15)	(20)
Class Z	(26)	—

Total distributions to shareholders	(1,360,156)	(1,912,262)

Decrease in net assets from share transactions	(73,816,858)	(94,306,084)

Proceeds from regulatory settlement (see Note 6)	—	424,540

Total decrease in net assets	(15,029,219)	(29,508,063)
Net assets at beginning of period	447,308,029	476,816,092

Net assets at end of period	$432,278,810	$447,308,029

Undistributed (excess of distributions over) net investment income	$(1,798,742)	$229,417

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,091,860	8,189,273	3,039,215	19,793,978
Conversions from Class B	6,906	51,525	995,109	6,351,106
Distributions reinvested	150,334	1,088,415	235,302	1,522,138
Redemptions	(6,484,477)	(48,567,007)	(15,580,909)	(101,092,506)

Net decrease	(5,235,377)	(39,237,794)	(11,311,283)	(73,425,284)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class B shares
Subscriptions	50,299	352,643	311,662	1,904,019
Distributions reinvested	5,216	35,418	6,174	37,535
Conversions to Class A	(7,375)	(51,525)	(1,059,873)	(6,351,106)
Redemptions	(435,703)	(3,063,762)	(1,370,661)	(8,324,086)

Net decrease	(387,563)	(2,727,226)	(2,112,698)	(12,733,638)

Class C shares
Subscriptions	92,880	646,945	175,367	1,059,943
Distributions reinvested	2,135	14,328	2,085	12,552
Redemptions	(199,986)	(1,380,394)	(480,706)	(2,870,826)

Net decrease	(104,971)	(719,121)	(303,254)	(1,798,331)

Class I shares
Subscriptions	61,060	459,256	305,925	2,020,204
Distributions reinvested	18,744	136,456	39,003	255,476
Redemptions	(3,812,294)	(29,398,306)	(1,275,047)	(8,634,570)

Net decrease	(3,732,490)	(28,802,594)	(930,119)	(6,358,890)

Class R shares
Subscriptions	4,226	31,987	1,903	12,579
Distributions reinvested	16	116	—	—
Redemptions	(1,605)	(12,367)	(3,655)	(23,750)

Net increase (decrease)	2,637	19,736	(1,752)	(11,171)

Class R3 shares
Redemptions	—	—	(634)	(3,241)

Net decrease	—	—	(634)	(3,241)

Class R4 shares
Subscriptions	97,940	739,483	215,707	1,404,854
Distributions reinvested	3,619	26,416	5,591	36,668
Redemptions	(412,836)	(3,123,231)	(217,500)	(1,418,681)

Net increase (decrease)	(311,277)	(2,357,332)	3,798	22,841

Class R5 shares
Distributions reinvested	9	64	15	101
Redemptions	(2,102)	(15,849)	(149)	(971)

Net decrease	(2,093)	(15,785)	(134)	(870)

Class Z shares
Subscriptions	3,018	23,243	365	2,500
Distributions reinvested	2	15	—	—

Net increase	3,020	23,258	365	2,500

Total net decrease	(9,768,114)	(73,816,858)	(14,655,711)	(94,306,084)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months
Class A	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010		2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.07		$6.13		$5.21		$9.61	$7.52	$6.23

Income from investment operations:
Net investment income (loss)	(0.01)		.00	(a)	0.05		0.05	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.04		0.96		0.95		(4.41)	2.13	1.30

Total from investment operations	1.03		0.96		1.00		(4.36)	2.15	1.31

Less distributions to shareholders from:
Net investment income	(0.02)		(0.03)		(0.08)		(0.04)	(0.06)	(0.02)

Total distributions to shareholders	(0.02)		(0.03)		(0.08)		(0.04)	(0.06)	(0.02)

Proceeds from regulatory settlement	—		0.01		0.00	(a)	—	—	—

Net asset value, end of period	$8.08		$7.07		$6.13		$5.21	$9.61	$7.52

Total return	14.64%		15.78%	(b)	19.39%	(c)	(45.55% )	28.82%	21.01%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.50%	(e)	1.45%		1.44%		1.46%	1.39%	1.51%

Net expenses after fees waived or expenses reimbursed(f)	1.41%	(e)	1.45%		1.44%		1.46%	1.39%	1.51%

Net investment income (loss)	(0.26%	)(e)	0.03%		0.92%		0.65%	0.28%	0.23%

Supplemental data
Net assets, end of period (in thousands)	$386,474		$375,169		$394,511		$380,430	$736,862	$608,153

Portfolio turnover	23%		54%		81%		97%	100%	112%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

	Six months
Class B	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$6.63		$5.77	$4.87		$9.02	$7.06		$5.88

Income from investment operations:
Net investment income (loss)	(0.04)		(0.04)	0.01		(0.01)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	0.98		0.90	0.89		(4.14)	2.00		1.19

Total from investment operations	0.94		0.86	0.90		(4.15)	1.96		1.18

Less distributions to shareholders from:
Net investment income	(0.01)		(0.01)	—		—	0.00	(a)	—

Total distributions to shareholders	(0.01)		(0.01)	—		—	0.00	(a)	—

Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—		—

Net asset value, end of period	$7.56		$6.63	$5.77		$4.87	$9.02		$7.06

Total return	14.20%		15.03% (b)	18.48%	(c)	(46.01% )	27.81%		20.07%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.25%	(e)	2.21%	2.21%		2.23%	2.15%		2.28%

Net expenses after fees waived or expenses reimbursed(f)	2.16%	(e)	2.21%	2.21%		2.23%	2.15%		2.28%

Net investment income (loss)	(1.01%	)(e)	(0.69% )	0.22%		(0.11% )	(0.45%	)	(0.54%	)

Supplemental data
Net assets, end of period (in thousands)	$24,321		$23,894	$33,009		$42,166	$103,846		$110,123

Portfolio turnover	23%		54%	81%		97%	100%		112%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

	Six months
Class C	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$6.55		$5.71	$4.83		$8.93	$7.02	$5.85

Income from investment operations:
Net investment income (loss)	(0.03)		(0.04)	0.00	(a)	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.96		0.88	0.89		(4.09)	1.98	1.18

Total from investment operations	0.93		0.84	0.89		(4.10)	1.94	1.17

Less distributions to shareholders from:
Net investment income	(0.01)		(0.01)	(0.01)		—	(0.03)	—

Total distributions to shareholders	(0.01)		(0.01)	(0.01)		—	(0.03)	—

Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—	—

Net asset value, end of period	$7.47		$6.55	$5.71		$4.83	$8.93	$7.02

Total return	14.23%		14.86% (b)	18.39%	(c)	(45.91% )	27.76%	20.03%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.25%	(e)	2.21%	2.20%		2.22%	2.15%	2.27%

Net expenses after fees waived or expenses reimbursed(f)	2.16%	(e)	2.21%	2.20%		2.22%	2.15%	2.27%

Net investment loss	(1.00%	)(e)	(0.72% )	(0.08%	)	(0.09% )	(0.48% )	(0.50%	)

Supplemental data
Net assets, end of period (in thousands)	$10,786		$10,147	$10,570		$4,755	$8,245	$5,663

Portfolio turnover	23%		54%	81%		97%	100%	112%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

	Six months
Class I	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009		2008(g)
	(Unaudited)
Net asset value, beginning of period	$7.11		$6.16	$5.25		$7.47

Income from investment operations:
Net investment income	(0.00	)(a)	0.04	0.09		0.03
Net realized and unrealized gain (loss) on investments	1.06		0.95	0.95		(2.25)

Total from investment operations	1.06		0.99	1.04		(2.22)

Less distributions to shareholders from:
Net investment income	(0.03)		(0.05)	(0.13)		—

Total distributions to shareholders	(0.03)		(0.05)	(0.13)		—

Proceeds from regulatory settlement	—		0.01	0.00	(a)	—

Net asset value, end of period	$8.14		$7.11	$6.16		$5.25

Total return	14.98%		16.32% (b)	20.21%	(c)	(29.72%	)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.96%	(e)	0.91%	0.84%		0.85%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.94%	(e)	0.91%	0.84%		0.85%	(e)

Net investment income (loss)	(0.06%	)(e)	0.55%	1.56%		1.55%	(e)

Supplemental data
Net assets, end of period (in thousands)	$5,105		$31,015	$32,596		$3

Portfolio turnover	23%		54%	81%		97%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights (continued)

	Six months
Class R	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010		2009		2008	2007(h)
	(Unaudited)
Net asset value, beginning of period	$7.14		$6.14		$5.23		$9.62	$7.89

Income from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.01)		0.05	(0.01)
Net realized and unrealized gain (loss) on investments	1.05		1.01		1.00		(4.42)	1.84

Total from investment operations	1.03		0.99		0.99		(4.37)	1.83

Less distributions to shareholders from:
Net investment income	(0.02)		—		(0.08)		(0.02)	(0.10)

Total distributions to shareholders	(0.02)		—		(0.08)		(0.02)	(0.10)

Proceeds from regulatory settlement	—		0.01		0.00	(a)	—	—

Net asset value, end of period	$8.15		$7.14		$6.14		$5.23	$9.62

Total return	14.45%		16.29%	(b)	19.13%	(c)	(45.48% )	23.41%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.74%	(e)	1.71%		1.69%		1.79%	1.74%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.65%	(e)	1.71%		1.69%		1.54%	1.74%	(e)

Net investment income (loss)	(0.46%	)(e)	(0.24%	)	(0.16%	)	0.57%	(0.13%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$68		$41		$46		$3	$6

Portfolio turnover	23%		54%		81%		97%	100%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

	Six months
Class R4	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009		2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$7.13		$6.18	$5.26		$9.70	$7.60	$6.29

Income from investment operations:
Net investment income	(0.00	)(a)	0.02	0.06		0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	1.05		0.96	0.96		(4.46)	2.13	1.31

Total from investment operations	1.05		0.98	1.02		(4.39)	2.17	1.33

Less distributions to shareholders from:
Net investment income	(0.03)		(0.04)	(0.10)		(0.05)	(0.07)	(0.02)

Total distributions to shareholders	(0.03)		(0.04)	(0.10)		(0.05)	(0.07)	(0.02)

Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—	—

Net asset value, end of period	$8.15		$7.13	$6.18		$5.26	$9.70	$7.60

Total return	14.72%		16.03% (b)	19.72%	(c)	(45.47% )	28.85%	21.26%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.23%	(e)	1.21%	1.15%		1.29%	1.23%	1.32%

Net expenses after fees waived or expenses reimbursed(f)	1.19%	(e)	1.21%	1.15%		1.28%	1.23%	1.32%

Net investment income (loss)	(0.10%	)(e)	0.27%	1.22%		0.83%	0.45%	0.44%

Supplemental data
Net assets, end of period (in thousands)	$5,485		$7,016	$6,059		$5,067	$9,828	$9,465

Portfolio turnover	23%		54%	81%		97%	100%	112%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  31

Financial Highlights (continued)

	Six months
Class R5	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009		2008	2007(h)
	(Unaudited)
Net asset value, beginning of period	$7.12		$6.16	$5.25		$9.69	$7.89

Income from investment operations:
Net investment income	0.00	(a)	0.03	0.08		0.08	0.05
Net realized and unrealized gain (loss) on investments	1.06		0.97	0.96		(4.45)	1.85

Total from investment operations	1.06		1.00	1.04		(4.37)	1.90

Less distributions to shareholders from:
Net investment income	(0.03)		(0.05)	(0.13)		(0.07)	(0.10)

Total distributions to shareholders	(0.03)		(0.05)	(0.13)		(0.07)	(0.10)

Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—

Net asset value, end of period	$8.15		$7.12	$6.16		$5.25	$9.69

Total return	14.95%		16.44% (b)	20.20%	(c)	(45.40% )	24.33%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.94%	(e)	0.96%	0.90%		1.04%	0.99%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.93%	(e)	0.96%	0.90%		1.04%	0.99%	(e)

Net investment income	0.05%	(e)	0.50%	1.39%		1.07%	0.62%	(e)

Supplemental data
Net assets, end of period (in thousands)	$5		$19	$18		$3	$6

Portfolio turnover	23%		54%	81%		97%	100%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

	Six months
Class W	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009		2008	2007(i)
	(Unaudited)
Net asset value, beginning of period	$7.10		$6.16	$5.23		$9.66	$7.83

Income from investment operations:
Net investment income (loss)	(0.01)		0.01	0.06		0.05	0.02
Net realized and unrealized gain on investments	1.04		0.95	0.96		(4.44)	1.91

Total from investment operations	1.03		0.96	1.02		(4.39)	1.93

Less distributions to shareholders from:
Net investment income	(0.02)		(0.03)	(0.09)		(0.04)	(0.10)

Total distributions to shareholders	(0.02)		(0.03)	(0.09)		(0.04)	(0.10)

Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—

Net asset value, end of period	$8.11		$7.10	$6.16		$5.23	$9.66

Total return	14.59%		15.80% (b)	19.70%	(c)	(45.62% )	24.87%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.49%	(e)	1.38%	1.30%		1.43%	1.39%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.40%	(e)	1.38%	1.30%		1.43%	1.39%	(e)

Net investment income (loss)	(0.25%	)(e)	0.08%	1.05%		0.68%	0.20%	(e)

Supplemental data
Net assets, end of period (in thousands)	$5		$5	$4		$3	$6

Portfolio turnover	23%		54%	81%		97%	100%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  33

Financial Highlights (continued)

	Six months		Year ended
Class Z	ended April 30,		Oct. 31,
Per share data	2011		2010(j)
	(Unaudited)
Net asset value, beginning of period	$7.12		$6.85

Income from investment operations:
Net investment income (loss)	0.01		(0.01)
Net realized and unrealized gain on investments	1.04		0.28

Total from investment operations	1.05		0.27

Less distributions to shareholders from:
Net investment income	(0.03)		—

Total distributions to shareholders	(0.03)		—

Net asset value, end of period	$8.14		$7.12

Total return	14.79%		3.94%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.29%	(e)	1.37%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.14%	(e)	1.37%	(e)

Net investment income (loss)	0.21%	(e)	(1.52%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$28		$3

Portfolio turnover	23%		54%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(g)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(h)	For the period from December 11, 2006 (when shares became available) to October 31, 2007.
(i)	For the period from December 1, 2006 (when shares became available) to October 31, 2007.
(j)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1.	Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In

36  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the

38  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2011
At April 30, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations
for the Six Months Ended April 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(13,817)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$—

Volume of derivative instruments for the six months ended April 30, 2011
Contracts
opened
Forward foreign currency exchange contracts	15

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

40  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser. See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. Prior to March 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,492 for the six months ended April 30, 2011. The management fee for the six months

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

ended April 30, 2011 was 0.79% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. In September 2010, the Board approved a new IMSA that includes an elimination of the PIA and a decrease to the management fee rates payable at certain asset levels. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and became effective on March 1, 2011.

Subadvisory Agreement
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, other expenses paid to this company were $1.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

42  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class B	0.27
Class C	0.27
Class R	0.26
Class R4	0.01
Class R5	0.00	*
Class W	0.27
Class Z	0.23

*	Rounds to less than 0.01%.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $22,249. The liability remaining at April 30, 2011 for non-recurring charges associated with the lease amounted to $14,759 and is included within other accrued expenses in the Statement of Assets and Liabilities.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,197,000 and $1,512,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $114,375 for Class A, $8,437 for Class B and $321 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and

44  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.91
Class R	1.61
Class R4	1.21
Class R5	0.96
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $350,698,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$105,627,000
Unrealized depreciation	(3,363,000)

Net unrealized appreciation	$102,264,000

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  45

Notes to Financial Statements (continued)

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2011	$30,509,951
2015	1,766,232
2016	62,625,028
2017	99,980,426

Total	$194,881,637

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5.	Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $100,393,306 and $172,782,380, respectively, for the six months ended April 30, 2011.

Note 6.	Regulatory Settlements

During the year ended October 31, 2010, the Fund received $424,540 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 7.	Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The

46  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $20,635,799 were on loan, secured by cash collateral of $22,043,442 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 8.	Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  47

Notes to Financial Statements (continued)

Note 9.	Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I, Class R5, and Class W shares.

Note 10.	Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 11.	Significant Risks

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign

48  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  49

Notes to Financial Statements (continued)

remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

50  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  51

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Global Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

Approval of Subadvisory Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Global Equity Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), the Subadviser has provided portfolio management and related services for the Fund.

52  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

At the in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 12-14, 2011 (the “April Meeting”), independent legal counsel reviewed with the independent Board members (the “Independent Directors”) various factors relevant to the Board’s consideration of the Subadvisory Agreement and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Subadvisory Agreement.

Nature, Extent and Quality of Services Provided by the Subadviser:  The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by the Subadviser, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement, including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  53

Approval of Subadvisory Agreement (continued)

Additionally, the Board reviewed Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the retention of the Subadviser.

Costs of Services Provided:  The Board reviewed the level of subadvisory fees, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was comparable to those charged by other subadvisers to similar funds managed by the investment manager.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because the Subadviser’s fees are paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and approved at the Board’s meeting in September 2010.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of the Subadvisory Agreement.

54  COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Shareholders

Columbia Global Equity Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,817,669,100.658	48,013,074.701	0.000	0.000
02	Edward J. Boudreau, Jr.	1,817,929,714.017	47,752,461.342	0.000	0.000
03	Pamela G. Carlton	1,818,407,025.124	47,275,150.235	0.000	0.000
04	William P. Carmichael	1,816,788,150.238	48,894,025.121	0.000	0.000
05	Patricia M. Flynn	1,819,236,829.523	46,445,345.836	0.000	0.000
06	William A. Hawkins	1,817,400,660.894	48,281,514.465	0.000	0.000
07	R. Glenn Hilliard	1,817,684,775.513	47,997,399.846	0.000	0.000
08	Stephen R. Lewis, Jr.	1,817,358,614.376	48,323,560.983	0.000	0.000
09	John F. Maher	1,819,011,976.785	46,670,198.574	0.000	0.000
10	John J. Nagorniak	1,817,790,462.054	47,891,713.305	0.000	0.000
11	Catherine James Paglia	1,818,829,769.236	46,852,406.123	0.000	0.000
12	Leroy C. Richie	1,817,440,215.921	48,241,959.438	0.000	0.000
13	Anthony M. Santomero	1,817,899,297.744	47,782,877.615	0.000	0.000
14	Minor M. Shaw	1,818,527,731.929	47,154,443.430	0.000	0.000
15	Alison Taunton-Rigby	1,817,270,437.499	48,411,737.860	0.000	0.000
16	William F. Truscott	1,818,341,017.769	47,341,157.590	0.000	0.000

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the election of directors.

Proposal 2. To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,794,994,933.315	39,083,879.603	31,603,190.771	171.670

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the amendment to the Articles of Incorporation.

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
295,195,387.174	10,994,976.735	9,493,652.158	51,706,205.310

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
295,960,843.209	11,008,814.590	8,714,365.527	51,706,198.050

COLUMBIA GLOBAL EQUITY FUND — 2011 SEMIANNUAL REPORT  55

Columbia Global Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6451 Z (6/11)

Semiannual Report

Columbia
Global Extended Alpha Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Global Extended Alpha Fund seeks to provide shareholders with long-term capital growth.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	8

Portfolio of Investments	10

Statement of Assets and Liabilities	19

Statement of Operations	21

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	32

Proxy Voting	50

Approval of Investment Management Services Agreement	50

Approval of Subadvisory Agreement	50

Results of Meeting of Shareholders	53

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Global Extended Alpha Fund (the Fund) Class A shares gained 16.26% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, which advanced 14.32% for the six-month period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
inception
	6 months*	1 year	8/1/08
Columbia Global Extended Alpha Fund Class A (excluding sales charge)	+16.26%	+23.66%	+8.26%

MSCI All Country World Index(1) (unmanaged)	+14.32%	+19.13%	+4.35%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)	The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of gross distributions and changes in market prices.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	inception
Class A (inception 8/1/08)	+16.26%	+23.66%	+8.26%

Class B (inception 8/1/08)	+15.86%	+22.76%	+7.44%

Class C (inception 8/1/08)	+15.86%	+22.77%	+7.44%

Class I (inception 8/1/08)	+16.51%	+24.15%	+8.63%

Class R (inception 8/1/08)	+16.13%	+23.27%	+7.85%

Class R4 (inception 8/1/08)	+16.33%	+23.74%	+8.35%

Class Z (inception 9/27/10)	+16.44%	N/A	+22.40%*

With sales charge
Class A (inception 8/1/08)	+9.57%	+16.56%	+5.95%

Class B (inception 8/1/08)	+10.86%	+17.76%	+6.46%

Class C (inception 8/1/08)	+14.86%	+21.77%	+7.44%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN BY COUNTRY(1)
(at April 30, 2011, % of portfolio and portfolio swap(2))

	Long	Short(3)	Net
Bermuda	1.8	0.0	1.8

Brazil	1.5	0.0	1.5

Canada	8.2	-1.1	7.1

Cyprus	1.8	0.0	1.8

Denmark	1.0	-0.9	0.1

France	3.2	0.0	3.2

Germany	6.8	0.0	6.8

India	2.3	0.0	2.3

Indonesia	2.3	0.0	2.3

Ireland	1.7	0.0	1.7

Italy	1.7	0.0	1.7

Japan	5.2	-0.4	4.8

Korea	3.3	0.0	3.3

Mexico	1.5	0.0	1.5

Netherlands	2.1	0.0	2.1

Portugal	0.9	0.0	0.9

South Africa	1.9	0.0	1.9

South Korea	3.0	0.0	3.0

Switzerland	5.4	-1.1	4.3

Taiwan	1.1	0.0	1.1

United Kingdom	5.2	-0.8	4.4

United States	59.5	-24.1	35.4

Other(4)	7.0	0.0	7.0

	128.4%	-28.4%	100.0%

(1)	Percentages indicated are based upon total investments excluding Investments of Cash Collateral Received for Securities on Loan. The Fund’s composition is subject to change.

(2)	The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. The portfolio breakdown by country for each underlying position in the custom basket has been estimated by multiplying the notional amount of each security by its April 30, 2011 closing market price as obtained from an authorized pricing source. The notional amounts and the market values of the positions in the custom basket are not presented in the financial statements.

(3)	At April 30, 2011, the Fund had no short positions. However, the Fund had entered into a portfolio swap in order to gain short exposure to foreign equity markets. See Portfolio Swap

6  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Outstanding at April 30, 2011 following the Portfolio of Investments, and Note 2 to the financial statements.

(4)	Cash & Cash Equivalents.

Top ten holdings do not include notional exposure to holdings the Fund has through its use of a portfolio swap. For more information regarding the Fund’s portfolio swap, see “Portfolio of Investments” pages 13-14.

TOP TEN HOLDINGS(1) (at April 30, 2011)

Coca-Cola Co. (The) (United States)	2.9%

McDonald’s Corp. (United States)	2.8

Thermo Fisher Scientific, Inc. (United States)	2.6

TE Connectivity Ltd. (Switzerland)	2.4

Vodafone Group PLC (United Kingdom)	2.3

Laboratory Corp. of America Holdings (United States)	2.3

CGI Group, Inc., Class A (Canada)	2.2

Linde AG (Germany)	2.2

Hyundai Home Shopping Network Corp. (Korea)	2.2

Advance Auto Parts, Inc. (United States)	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,162.60	$10.24	1.90%

Hypothetical (5% return before expenses)	$1,000	$1,015.46	$9.55	1.90%

Class B

Actual(b)	$1,000	$1,158.60	$14.32	2.66%

Hypothetical (5% return before expenses)	$1,000	$1,011.67	$13.34	2.66%

Class C

Actual(b)	$1,000	$1,158.60	$14.26	2.65%

Hypothetical (5% return before expenses)	$1,000	$1,011.72	$13.29	2.65%

Class I

Actual(b)	$1,000	$1,165.10	$8.37	1.55%

Hypothetical (5% return before expenses)	$1,000	$1,017.20	$7.80	1.55%

Class R

Actual(b)	$1,000	$1,161.30	$11.69	2.17%

Hypothetical (5% return before expenses)	$1,000	$1,014.11	$10.90	2.17%

Class R4

Actual(b)	$1,000	$1,163.30	$9.98	1.85%

Hypothetical (5% return before expenses)	$1,000	$1,015.71	$9.30	1.85%

Class Z

Actual(b)	$1,000	$1,164.40	$8.96	1.65%

Hypothetical (5% return before expenses)	$1,000	$1,016.65	$8.35	1.65%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +16.26% for Class A, +15.86% for Class B, +15.86% for Class C, +16.51% for Class I, +16.13% for Class R, +16.33% for Class R4 and +16.44% for Class Z.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments
Columbia Global Extended Alpha Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (89.9%)

BERMUDA (1.8%)
Great Eagle Holdings Ltd.(a)	60,359	$214,922

BRAZIL (1.5%)
Banco Santander Brasil SA, ADR(a)	8,700	101,007
MRV Engenharia e Participacoes SA(a)	10,000	87,274

Total		188,281

CANADA (8.3%)
CGI Group, Inc., Class A(a)(b)	11,500	251,598
Fairfax Financial Holdings Ltd.(a)	500	201,924
IESI-BFC Ltd.(a)	8,500	215,390
MacDonald, Dettwiler & Associates Ltd.(a)	3,400	204,866
Onex Corp.(a)(c)	3,700	138,826

Total		1,012,604

CYPRUS (1.8%)
ProSafe SE(a)	26,500	215,168

DENMARK (1.0%)
FLSmidth & Co. A/S(a)(c)	1,350	121,725

FRANCE (3.2%)
Euler Hermes SA(a)(b)	1,000	106,598
Renault SA(a)(b)	2,300	140,150
Schneider Electric SA(a)(c)	810	143,128

Total		389,876

GERMANY (6.8%)
BMW AG(a)	2,000	188,609
Kabel Deutschland Holding AG(a)(b)	2,500	156,243
Linde AG(a)	1,390	250,350
MTU Aero Engines Holding AG(a)(b)	3,099	237,537

Total		832,739

INDIA (2.3%)
State Bank of India, GDR(a)(d)	1,010	138,370
Union Bank of India(a)	19,085	138,154

Total		276,524

INDONESIA (2.3%)
Bank Rakyat Indonesia Persero Tbk PT(a)	160,000	120,804
Perusahaan Gas Negara PT(a)	339,000	158,763

Total		279,567

IRELAND (1.7%)
Accenture PLC, Class A(a)	3,596	205,439

ITALY (1.7%)
Prysmian SpA(a)	9,000	212,353

JAPAN (5.2%)
Asahi Breweries Ltd.(a)	9,800	184,101
Komatsu Ltd.(a)	5,000	176,297
Makita Corp.(a)	3,500	160,933
Ushio, Inc.(a)	5,800	118,097

Total		639,428

KOREA (3.3%)
Hyundai Home Shopping Network Corp.(a)	2,125	250,305
NHN Corp.(a)(b)	800	158,709

Total		409,014

MEXICO (1.5%)
America Movil SAB de CV, Series L, ADR(a)	3,300	188,760

NETHERLANDS (0.9%)
Fugro NV-CVA(a)	1,190	109,156

SOUTH AFRICA (2.0%)
MTN Group Ltd.(a)	10,750	239,054

SWITZERLAND (3.4%)
TE Connectivity Ltd.(a)	7,549	270,632
Tyco International Ltd.(a)	3,103	151,240

Total		421,872

UNITED KINGDOM (5.2%)
BG Group PLC(a)	4,474	115,213
Tullow Oil PLC(a)	5,300	127,164
Vodafone Group PLC(a)	90,885	262,731
Weir Group PLC (The)(a)	4,000	128,835

Total		633,943

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
UNITED STATES (36.0%)
Advance Auto Parts, Inc.	3,700	$242,202
AsiaInfo-Linkage, Inc.(b)	9,595	181,345
BPZ Resources, Inc.(b)	13,000	61,880
Cloud Peak Energy, Inc.(b)	3,475	72,350
Coca-Cola Co. (The)	4,783	322,661
Colgate-Palmolive Co.	2,146	181,015
Crown Castle International Corp.(b)	3,700	158,582
Dresser-Rand Group, Inc.(b)	1,820	95,623
Flowserve Corp.	1,350	170,937
Halliburton Co.	2,338	118,022
Hartford Financial Services Group, Inc.	5,045	146,154
Hewlett-Packard Co.	3,500	141,295
Interpublic Group of Companies, Inc. (The)	10,000	117,500
Laboratory Corp. of America Holdings(b)	2,620	252,751
Limited Brands, Inc.	4,000	164,640
Lockheed Martin Corp.	1,318	104,452
McDonald’s Corp.	3,938	308,385
Roper Industries, Inc.	2,200	190,278
Thermo Fisher Scientific, Inc.(b)	4,790	287,352
Tidewater, Inc.	1,517	90,277
Time Warner Cable, Inc.	2,800	218,764
Union Pacific Corp.	2,300	237,981
Waste Connections, Inc.	7,200	221,544
WESCO International, Inc.(b)	2,250	139,387
World Fuel Services Corp.	4,696	185,868

Total		4,411,245

Total Common Stocks
(Cost: $9,017,226)		$11,001,670

Limited Partnerships (1.7%)

UNITED STATES (1.7%)
Blackstone Group LP(e)	10,500	$198,870

Total Limited Partnerships
(Cost: $129,947)		$198,870

Money Market Fund (7.0%)
Columbia Short-Term Cash Fund, 0.229% (f)(g)	858,119	$858,119

Total Money Market Fund
(Cost: $858,119)		$858,119

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (3.4%)

REPURCHASE AGREEMENTS (3.4%)
Goldman Sachs & Co. dated 04/29/11, matures 05/02/11, repurchase price $420,895(h)
	0.050	$420,983	$420,983

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $420,983)			$420,983

Total Investments
(Cost: $10,426,275)			$12,479,642
Other Assets & Liabilities, Net			(240,484)

Net Assets			$12,239,158

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of
Industry	Net Assets	Value
Aerospace & Defense	2.8%	$341,988
Automobiles	2.7	328,759
Beverages	4.1	506,763
Chemicals	2.1	250,350
Commercial Banks	4.1	498,335

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	Net Assets	Value
Commercial Services & Supplies	3.6%	$436,934
Computers & Peripherals	1.2	141,295
Construction & Engineering	1.0	121,725
Diversified Financial Services	1.1	138,826
Electrical Equipment	5.4	663,855
Electronic Equipment, Instruments & Components	2.2	270,632
Energy Equipment & Services	5.1	628,246
Gas Utilities	1.3	158,763
Health Care Providers & Services	2.1	252,751
Hotels, Restaurants & Leisure	2.5	308,385
Household Durables	0.7	87,274
Household Products	1.5	181,015
Industrial Conglomerates	1.2	151,240
Insurance	3.7	454,676
Internet & Catalog Retail	2.1	250,305
Internet Software & Services	1.3	158,709
IT Services	3.7	457,038
Life Sciences Tools & Services	2.4	287,352
Machinery	5.2	637,003
Media	4.0	492,507
Oil, Gas & Consumable Fuels	4.6	562,474
Real Estate Management & Development	1.8	214,922
Road & Rail	1.9	237,981
Software	3.2	386,212
Specialty Retail	3.3	406,842
Trading Companies & Distributors	1.1	139,388
Wireless Telecommunication Services	6.9	849,125
Limited Partnerships	1.6	198,870
Other(1)	10.5	1,279,102

Total		$12,479,642

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Portfolio Swap(1) Outstanding at April 30, 2011

		Next	Net Unrealized
Counterparty	Description	Reset Date	Appreciation
UBS	The Fund receives (pays) the total return on a custom basket of long (short) equity positions and pays (receives) a floating rate based on the 1-day LIBOR which is denominated in various foreign currencies based on the local currencies of the securities underlying the custom basket.	May 9, 2011	$142,476

Total			$142,476

Summary of Portfolio Swap Exposure by Industry
The following table represents the exposure of the custom basket of equity securities underlying the portfolio swap by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of	Value
	Net Assets	Long	Short	Net
Aerospace & Defense	1.8%	$223,950	$—	$223,950
Auto Components	3.0	368,949	—	368,949
Capital Markets	(1.5)	—	(179,585)	(179,585)
Computers & Peripherals	2.6	313,407	—	313,407
Construction & Engineering	(2.1)	—	(256,670)	(256,670)
Construction Materials	(1.8)	—	(224,055)	(224,055)
Diversified Financial Services	3.0	373,155	—	373,155
Electrical Equipment	(0.9)	—	(106,532)	(106,532)
Health Care Equipment & Supplies	1.0	259,668	(133,249)	126,419
Health Care Providers & Services	1.1	131,526	—	131,526
Hotels, Restaurants & Leisure	(1.5)	151,920	(330,898)	(178,978)
IT Services	5.0	614,088	—	614,088
Machinery	1.7	209,912	—	209,912
Multimedia	(1.2)	—	(141,645)	(141,645)
Multi-Utilities	(0.9)	—	(104,240)	(104,240)
Oil, Gas & Consumable Fuels	0.1	110,969	(100,434)	10,535
Real Estate Investment Trusts (REITs)	(2.5)	—	(303,792)	(303,792)
Road & Rail	(1.0)	—	(128,436)	(128,436)
Semiconductors & Semiconductor Equipment	1.1	135,000	—	135,000
Software	3.5	432,600	—	432,600
Specialty Retail	1.1	131,936	—	131,936
Textiles, Apparel & Luxury Goods	2.0	245,954	—	245,954
U.S. Large Cap	(11.2)	—	(1,365,400)	(1,365,400)
Water Utilities	(0.9)	—	(112,750)	(112,750)

(1)	The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Portfolio Swap(1) Outstanding at April 30, 2011 (continued)

or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

The notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses).
Notes to Portfolio of Investments

(a)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 53.85% of net assets.

(b)	Non-income producing.

(c)	At April 30, 2011, security was partially or fully on loan.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of these securities amounted to $138,370 or 1.13% of net assets.

(e)	The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At April 30, 2011, there was no capital committed to the LLC or LP for future investment.

(f)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/
	Beginning	Purchase	Proceeds	Realized	Ending	Dividends or
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Interest Income	Value
Columbia Short-Term Cash Fund	$515,048	$3,107,752	$(2,764,681)	$—	$858,119	$379	$858,119

(g)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.050%)
Security Description	Value
Government National Mortgage Association	$429,403

Total Market Value of Collateral Securities	$429,403

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,138,765	$735,307	$—	$1,874,072
Consumer Staples	503,676	184,101	—	687,777
Energy	624,019	566,701	—	1,190,720
Financials	587,910	718,848	—	1,306,758
Health Care	540,104	—	—	540,104
Industrials	1,431,209	1,298,905	—	2,730,114
Information Technology	1,255,176	158,709	—	1,413,885
Materials	—	250,350	—	250,350
Telecommunication Services	347,342	501,785	—	849,127
Utilities	—	158,763	—	158,763

Total Equity Securities	6,428,201	4,573,469	—	11,001,670

Other
Limited Partnerships	198,870	—	—	198,870
Affiliated Money Market Fund(c)	858,119	—	—	858,119
Investments of Cash Collateral Received for Securities on Loan	—	420,983	—	420,983

Total Other	1,056,989	420,983	—	1,477,972

Investments in Securities	7,485,190	4,994,452	—	12,479,642
Derivatives(d)
Assets
Swap Contracts	—	142,476	—	142,476

Total	$7,485,190	$5,136,928	$—	$12,622,118

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $2,848,288.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $9,147,173)	$11,200,540
Affiliated issuers (identified cost $858,119)	858,119
Investment of cash collateral received for securities on loan (identified cost $420,983)	420,983

Total investments (identified cost $10,426,275)	12,479,642
Cash	5,448
Foreign currency (identified cost $43,677)	46,856
Unrealized appreciation on swap contracts	142,476
Receivable for:
Capital shares sold	10,674
Dividends	15,646
Interest	108
Reclaims	6,488
Expense reimbursement due from Investment Manager	421

Total assets	12,707,759

Liabilities
Due upon return of securities on loan	420,983
Payable for:
Investment management fees	351
Distribution fees	55
Transfer agent fees	246
Administration fees	27
Plan administration fees	1
Other expenses	46,938

Total liabilities	468,601

Net assets applicable to outstanding shares	$12,239,158

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  19

Statement of Assets and Liabilities (continued)
April 30, 2011 (Unaudited)

Represented by
Paid-in capital	$9,769,752
Excess of distributions over net investment income	(104,060)
Accumulated net realized gain	373,170
Unrealized appreciation (depreciation) on:
Investments	2,053,367
Foreign currency translations	4,453
Swap contracts	142,476

Total — representing net assets applicable to outstanding shares	$12,239,158

*Value of securities on loan	$399,482

Net assets applicable to outstanding shares
Class A	$5,610,653
Class B	$366,868
Class C	$227,141
Class I	$5,888,702
Class R	$11,866
Class R4	$104,870
Class Z	$29,058
Shares outstanding
Class A	235,713
Class B	15,488
Class C	9,648
Class I	246,500
Class R	500
Class R4	4,403
Class Z	1,217
Net asset value per share
Class A(a)	$23.80
Class B	$23.69
Class C	$23.54
Class I	$23.89
Class R	$23.73
Class R4	$23.82
Class Z	$23.88

(a)	The maximum offering price per share for Class A is $25.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$73,653
Interest	2
Dividends from affiliates	379
Income from securities lending — net	1,076
Foreign taxes withheld	(3,400)

Total income	71,710

Expenses:
Investment management fees	75,213
Distribution fees
Class A	5,883
Class B	1,622
Class C	1,100
Class R	27
Transfer agent fees
Class A	3,051
Class B	211
Class C	144
Class R	7
Class R4	36
Class Z	16
Administration fees	4,293
Plan administration fees
Class R4	119
Compensation of board members	121
Custodian fees	8,366
Printing and postage fees	19,676
Registration fees	24,378
Professional fees	18,836
Other	3,542

Total expenses	166,641
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(72,055)

Total net expenses	94,586

Net investment loss	(22,876)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  21

Statement of Operations (continued)
Six months ended April 30, 2011 (Unaudited)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$608,831
Foreign currency transactions	(543)
Forward foreign currency exchange contracts	(1,247)
Swap contracts	227,625

Net realized gain	834,666
Net change in unrealized appreciation (depreciation) on:
Investments	804,096
Foreign currency translations	4,119
Swap contracts	61,545

Net change in unrealized appreciation	869,760

Net realized and unrealized gain	1,704,426

Net increase in net assets resulting from operations	$1,681,550

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment loss	$(22,876)	$(383)
Net realized gain	834,666	1,183,014
Net change in unrealized appreciation	869,760	490,188

Net increase in net assets resulting from operations	1,681,550	1,672,819

Distributions to shareholders from:
Net investment income
Class A	(83,476)	(67,438)
Class B	(2,742)	(6,160)
Class C	(3,386)	(2,835)
Class I	(111,706)	(127,867)
Class R	(156)	(199)
Class R3	—	(218)
Class R4	(1,693)	(2,332)
Class R5	—	(256)
Class Z	(579)	—

Total distributions to shareholders	(203,738)	(207,305)

Increase in net assets from share transactions	662,866	1,149,496

Total increase in net assets	2,140,678	2,615,010
Net assets at beginning of period	10,098,480	7,483,470

Net assets at end of period	$12,239,158	$10,098,480

Undistributed (excess of distributions over) net investment income	$(104,060)	$122,554

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  23

Statement of Changes in Net Assets

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	46,171	1,014,398	128,007	2,417,981
Conversions from Class B	—	—	5,339	98,714
Distributions reinvested	2,999	62,518	3,522	64,358
Redemptions	(20,623)	(446,032)	(79,720)	(1,497,316)

Net increase	28,547	630,884	57,148	1,083,737

Class B shares
Subscriptions	904	20,000	8,750	162,448
Distributions reinvested	106	2,215	309	5,630
Conversions to Class A	—	—	(5,385)	(98,714)
Redemptions	(243)	(5,556)	(3,741)	(65,530)

Net increase (decrease)	767	16,659	(67)	3,834

Class C shares
Subscriptions	2,992	63,160	3,707	68,669
Distributions reinvested	126	2,619	105	1,903
Redemptions	(2,271)	(49,142)	(2,165)	(38,722)

Net increase	847	16,637	1,647	31,850

Class R3 shares
Redemptions	—	—	(500)	(9,480)

Net increase (decrease)	—	—	(500)	(9,480)

Class R4 shares
Subscriptions	—	—	2,622	49,967
Distributions reinvested	72	1,497	114	2,083
Redemptions	—	—	(1,750)	(31,125)

Net increase	72	1,497	986	20,925

Class R5 shares
Redemptions	—	—	(500)	(9,480)

Net increase (decrease)	—	—	(500)	(9,480)

Class Z shares
Subscriptions	—	—	1,348	28,110
Distributions reinvested	25	522	—	—
Redemptions	(156)	(3,333)	—	—

Net increase (decrease)	(131)	(2,811)	1,348	28,110

Total net increase	30,102	662,866	60,062	1,149,496

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended		Year ended Oct. 31,
Class A	April 30, 2011		2010	2009	2008(a)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.86		$17.65	$13.97	$20.00

Income from investment operations:
Net investment income (loss)	(0.06)		(0.03)	0.09	0.00	(b)
Net realized and unrealized gain (loss) on investments	3.39		3.71	3.59	(6.03)

Total from investment operations	3.33		3.68	3.68	(6.03)

Less distributions to shareholders from:
Net investment income	(0.39)		(0.47)	—	—

Total distributions to shareholders	(0.39)		(0.47)	—	—

Net asset value, end of period	$23.80		$20.86	$17.65	$13.97

Total return	16.26%		21.21%	26.34%	(30.15%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.26%	(d)	3.73%	3.78%	5.55%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.90%	(d)	1.63%	1.55%	1.55%	(d)

Net investment income (loss)	(0.56%	)(d)	(0.14% )	0.59%	(0.07%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$5,611		$4,321	$2,648	$2,208

Portfolio turnover	34%		128%	133%	36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights (continued)

	Six months ended		Year ended Oct. 31,
Class B	April 30, 2011		2010	2009		2008(a)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.63		$17.47	$13.94		$20.00

Income from investment operations:
Net investment loss	(0.14)		(0.16)	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	3.39		3.66	3.54		(6.04)

Total from investment operations	3.25		3.50	3.53		(6.06)

Less distributions to shareholders from:
Net investment income	(0.19)		(0.34)	—		—

Total distributions to shareholders	(0.19)		(0.34)	—		—

Net asset value, end of period	$23.69		$20.63	$17.47		$13.94

Total return	15.86%		20.32%	25.32%		(30.30%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	4.01%	(d)	4.15%	4.52%		6.33%	(d)

Net expenses after fees waived or expenses reimbursed(e)	2.66%	(d)	2.36%	2.31%		2.31%	(d)

Net investment loss	(1.32%	)(d)	(0.84% )	(0.05%	)	(0.55%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$367		$304	$258		$239

Portfolio turnover	34%		128%	133%		36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

	Six months ended		Year ended Oct. 31,
Class C	April 30, 2011		2010	2009		2008(a)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.61		$17.48	$13.94		$20.00

Income from investment operations:
Net investment loss	(0.14)		(0.17)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	3.37		3.66	3.56		(6.03)

Total from investment operations	3.23		3.49	3.54		(6.06)

Less distributions to shareholders from:
Net investment income	(0.30)		(0.36)	—		—

Total distributions to shareholders	(0.30)		(0.36)	—		—

Net asset value, end of period	$23.54		$20.61	$17.48		$13.94

Total return	15.86%		20.27%	25.39%		(30.30%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	4.00%	(d)	4.42%	4.58%		6.22%	(d)

Net expenses after fees waived or expenses reimbursed(e)	2.65%	(d)	2.37%	2.30%		2.30%	(d)

Net investment loss	(1.33%	)(d)	(0.89% )	(0.12%	)	(0.79%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$227		$181	$125		$94

Portfolio turnover	34%		128%	133%		36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

	Six months ended		Year ended Oct. 31,
Class I	April 30, 2011		2010	2009	2008(a)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.95		$17.72	$13.98	$20.00

Income from investment operations:
Net investment income (loss)	(0.02)		0.04	0.14	0.03
Net realized and unrealized gain (loss) on investments	3.41		3.71	3.60	(6.05)

Total from investment operations	3.39		3.75	3.74	(6.02)

Less distributions to shareholders from:
Net investment income	(0.45)		(0.52)	—	—

Total distributions to shareholders	(0.45)		(0.52)	—	—

Net asset value, end of period	$23.89		$20.95	$17.72	$13.98

Total return	16.51%		21.58%	26.75%	(30.10%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.88%	(d)	3.23%	3.42%	4.94%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.55%	(d)	1.28%	1.22%	1.21%	(d)

Net investment income (loss)	(0.21%	)(d)	0.19%	0.94%	0.63%	(d)

Supplemental data
Net assets, end of period (in thousands)	$5,889		$5,164	$4,367	$3,446

Portfolio turnover	34%		128%	133%	36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

	Six months ended		Year ended Oct. 31,
Class R	April 30, 2011		2010	2009	2008(a)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.74		$17.56	$13.96	$20.00

Income from investment operations:
Net investment income (loss)	(0.09)		(0.11)	0.03	0.00	(b)
Net realized and unrealized gain (loss) on investments	3.39		3.69	3.57	(6.04)

Total from investment operations	3.30		3.58	3.60	(6.04)

Less distributions to shareholders from:
Net investment income	(0.31)		(0.40)	—	—

Total distributions to shareholders	(0.31)		(0.40)	—	—

Net asset value, end of period	$23.73		$20.74	$17.56	$13.96

Total return	16.13%		20.69%	25.79%	(30.20%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.50%	(d)	3.99%	4.22%	5.74%	(d)

Net expenses after fees waived or expenses reimbursed(e)	2.17%	(d)	2.04%	1.96%	1.81%	(d)

Net investment income (loss)	(0.84%	)(d)	(0.58% )	0.19%	0.03%	(d)

Supplemental data
Net assets, end of period (in thousands)	$12		$10	$9	$7

Portfolio turnover	34%		128%	133%	36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights (continued)

	Six months ended		Year ended Oct. 31,
Class R4	April 30, 2011		2010	2009	2008(a)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.86		$17.67	$13.98	$20.00

Income from investment operations:
Net investment income (loss)	(0.05)		(0.01)	0.08	0.01
Net realized and unrealized gain (loss) on investments	3.40		3.70	3.61	(6.03)

Total from investment operations	3.35		3.69	3.69	(6.02)

Less distributions to shareholders from:
Net investment income	(0.39)		(0.50)	—	—

Total distributions to shareholders	(0.39)		(0.50)	—	—

Net asset value, end of period	$23.82		$20.86	$17.67	$13.98

Total return	16.33%		21.26%	26.40%	(30.10%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.17%	(d)	3.49%	3.92%	5.38%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.85%	(d)	1.57%	1.47%	1.36%	(d)

Net investment income (loss)	(0.51%	)(d)	(0.06% )	0.52%	0.30%	(d)

Supplemental data
Net assets, end of period (in thousands)	$105		$90	$59	$23

Portfolio turnover	34%		128%	133%	36%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

			Year ended
	Six months ended		Oct. 31,
Class Z	April 30, 2011		2010(f)
Per share data	(Unaudited)
Net asset value, beginning of period	$20.95		$19.93

Income from investment operations:
Net investment income (loss)	(0.03)		(0.01)
Net realized and unrealized gain on investments	3.41		1.03

Total from investment operations	3.38		1.02

Less distributions to shareholders from:
Net investment income	(0.45)		—

Total distributions to shareholders	(0.45)		—

Net asset value, end of period	$23.88		$20.95

Total return	16.44%		5.12%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.99%	(d)	55.17%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.65%	(d)	1.52%	(d)

Net investment income (loss)	(0.32%	)(d)	(0.48%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$29		$28

Portfolio turnover	34%		128%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(f)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1. Organization

Columbia Global Extended Alpha Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Corporation may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

32  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

34  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Portfolio Swaps
The Fund entered into a portfolio swap transaction. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.

The notional amounts of the swap transactions are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Portfolio swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short portfolio swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long portfolio swap transactions is limited to the current notional amount of the portfolio swap.

Portfolio swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into portfolio swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or

36  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2011

	Asset derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair Value
Equity contracts	Unrealized appreciation on swap contracts	$142,476

Effect of Derivative Instruments in the Statement of Operations
for the Six Months Ended April 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Swaps	Total
Equity contracts	$—	$227,625	$227,625

Foreign exchange contracts	(1,247)	—	$(1,247)

Total	$(1,247)	$227,625	$226,378

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Swaps	Total
Equity contracts	$—	$61,545	$61,545

Foreign exchange contracts	—	—	$—

Total	$—	$61,545	$61,545

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

Volume of derivative instruments for the six months ended April 30, 2011
Contracts opened
Forward Foreign Currency Exchange Contracts	3

Swap Contracts	—

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks

38  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund. During the six months ended April 30, 2011, the Fund did not enter into any short sales.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser. See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.050% to 0.990% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.50% per year. If the performance difference is less than 1.00%, the adjustment will be zero. The adjustment increased the management fee by $18,869 for the six months ended April 30, 2011. The management fee for the six months ended April 30, 2011 was 1.40% of the Fund’s average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

40  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

On February 15, 2011, Fund shareholders approved a new IMSA that eliminates the Fund’s PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The elimination of the PIA is effective July 1, 2011.

Subadvisory Agreement
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class R	0.13
Class R4	0.05
Class Z	0.12

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder

42  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $34,000 and $2,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $15,819 for Class A and $150 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.55%
Class B	2.30
Class C	2.30
Class I	1.18
Class R	1.80
Class R4	1.48
Class Z	1.30

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

performance incentive adjustment, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.55%
Class B	2.31
Class C	2.30
Class I	1.21
Class R	2.01
Class R4	1.51
Class Z	1.30

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $10,426,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,151,000
Unrealized depreciation	(97,000)

Net Unrealized Appreciation	$2,054,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the

44  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,766,526 and $3,558,908, respectively, for the six months ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $399,482 were on loan, secured by cash collateral of $420,983 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  45

Notes to Financial Statements (continued)

from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I and Class R shares and the Investment Manager owned approximately 48% of total outstanding Fund shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that

46  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 10. Significant Risks

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Short Selling Risk
The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  47

Notes to Financial Statements (continued)

they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing

48  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  49

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Global Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

Approval of Subadvisory Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Global Extended Alpha Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), the Subadviser has provided portfolio management and related services for the Fund.

50  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

At the in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 12-14, 2011 (the “April Meeting”), independent legal counsel reviewed with the independent Board members (the “Independent Directors”) various factors relevant to the Board’s consideration of the Subadvisory Agreement and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Subadvisory Agreement.

Nature, Extent and Quality of Services Provided by the Subadviser:  The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by the Subadviser, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement, including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  51

Approval of Subadvisory Agreement (continued)

Additionally, the Board reviewed Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the retention of the Subadviser.

Costs of Services Provided:  The Board reviewed the level of subadvisory fees, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was comparable to those charged by other subadvisers to similar funds managed by the investment manager.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because the Subadviser’s fees are paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and approved at the Board’s meeting in September 2010.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of the Subadvisory Agreement.

52  COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Shareholders

Columbia Global Extended Alpha Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1.  To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,817,669,100.658	48,013,074.701	0.000	0.000
02	Edward J. Boudreau, Jr.	1,817,929,714.017	47,752,461.342	0.000	0.000
03	Pamela G. Carlton	1,818,407,025.124	47,275,150.235	0.000	0.000
04	William P. Carmichael	1,816,788,150.238	48,894,025.121	0.000	0.000
05	Patricia M. Flynn	1,819,236,829.523	46,445,345.836	0.000	0.000
06	William A. Hawkins	1,817,400,660.894	48,281,514.465	0.000	0.000
07	R. Glenn Hilliard	1,817,684,775.513	47,997,399.846	0.000	0.000
08	Stephen R. Lewis, Jr.	1,817,358,614.376	48,323,560.983	0.000	0.000
09	John F. Maher	1,819,011,976.785	46,670,198.574	0.000	0.000
10	John J. Nagorniak	1,817,790,462.054	47,891,713.305	0.000	0.000
11	Catherine James Paglia	1,818,829,769.236	46,852,406.123	0.000	0.000
12	Leroy C. Richie	1,817,440,215.921	48,241,959.438	0.000	0.000
13	Anthony M. Santomero	1,817,899,297.744	47,782,877.615	0.000	0.000
14	Minor M. Shaw	1,818,527,731.929	47,154,443.430	0.000	0.000
15	Alison Taunton-Rigby	1,817,270,437.499	48,411,737.860	0.000	0.000
16	William F. Truscott	1,818,341,017.769	47,341,157.590	0.000	0.000

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the election of directors.

Proposal 2.  To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,794,994,933.315	39,083,879.603	31,603,190.771	171.670

*	All dollars of RiverSource Global Series, Inc. are voted together as a single class for the amendment to the Articles of Incorporation.

Proposal 3.  To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
7,567,930.746	42,490.681	20,171.208	2,261,074.160

Proposal 4.  To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
7,554,577.590	55,843.837	20,171.208	2,261,074.160

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 SEMIANNUAL REPORT  53

Columbia Global Extended Alpha Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6528 D (6/11)

Semiannual Report

Columbia
Multi-Advisor International Value Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Multi-Advisor International Value Fund seeks to provide shareholders with long-term capital growth.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	9

Portfolio of Investments	11

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	36

Proxy Voting	53

Approval of Investment Management Services Agreement	53

Approval of the Subadvisory Agreements	53

Results of Meeting of Shareholders	56

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Multi-Advisor International Value Fund (the Fund) Class A shares increased 10.74% (excluding sales charge) for the six-month period ended April 30, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Value Index, which rose 12.38% for the same six-month period.

>	The Fund also underperformed its peer group, represented by the Lipper International Multi-Cap Value Funds Index, which gained 13.50% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

					Since
					inception
	6 months*	1 year	3 years	5 years	9/28/01
Columbia Multi-Advisor International Value Fund Class A (excluding sales charge)	+10.74%	+15.84%	-6.86%	-2.15%	+7.75%

MSCI EAFE Vaue Index(1) (unmanaged)	+12.38%	+17.51%	-3.01%	+1.14%	+8.78%

Lipper International Multi-Cap Value Funds Index(2) (unmanaged)	+13.50%	+19.46%	-1.13%	+2.18%	+9.71%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Morgan Stanley Capital International (MSCI) EAFE Value Index, an unmanaged index and subset of the MSCI EAFE Index, measures the performance of value stocks in the MSCI EAFE Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

4  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
					Since
Without sales charge	6 months*	1 year	3 years	5 years	inception
Class A (inception 9/28/01)	+10.74%	+15.84%	-6.86%	-2.15%	+7.75%

Class B (inception 9/28/01)	+10.36%	+14.96%	-7.54%	-2.88%	+6.94%

Class C (inception 9/28/01)	+10.29%	+15.11%	-7.50%	-2.86%	+6.95%

Class I (inception 3/4/04)	+11.01%	+16.55%	-6.26%	-1.61%	+6.10%

Class R4 (inception 9/28/01)	+10.86%	+16.24%	-6.46%	-1.77%	+8.04%

Class Z (inception 9/27/10)	+10.78%	N/A	N/A	N/A	+14.78%*

With sales charge
Class A (inception 9/28/01)	+4.37%	+9.17%	-8.68%	-3.30%	+7.08%

Class B (inception 9/28/01)	+5.36%	+9.96%	-8.35%	-3.15%	+6.94%

Class C (inception 9/28/01)	+9.29%	+14.11%	-7.50%	-2.86%	+6.95%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, R4, and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

COUNTRY BREAKDOWN(1) (at April 30, 2011)

Australia	4.2%

Austria	0.4

Belgium	1.6

Bermuda	0.8

Brazil	1.3

Canada	6.3

Cayman Islands	0.2

Denmark	0.5

Finland	0.5

France	12.3

Germany	6.7

Hong Kong	1.1

India	0.4

Indonesia	0.3

Ireland	0.1

Italy	3.2

Japan	23.8

Korea	2.3

Netherlands	3.6

New Zealand	0.6

Norway	0.8

Portugal	0.5

Russian Federation	0.9

Singapore	2.4

South Africa	1.2

Spain	0.2

Sweden	0.2

Switzerland	2.9

Taiwan	0.3

Turkey	0.2

United Kingdom	19.8

Other(2)	0.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  7

Your Fund at a Glance (continued)

TOP TEN HOLDINGS(1) (at April 30, 2011)

AstraZeneca PLC (United Kingdom)	2.3%

Vodafone Group PLC (United Kingdom)	1.8

Allianz SE (Germany)	1.6

Sanofi-Aventis SA (France)	1.5

Rio Tinto PLC (United Kingdom)	1.5

Royal Dutch Shell PLC, Class A (United Kingdom)	1.4

Societe Generale (France)	1.3

E.ON AG (Germany)	1.3

National Australia Bank Ltd. (Australia)	1.3

ING Groep NV-CVA (Netherlands)	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

8  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  9

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,107.40	$8.30	1.58%

Hypothetical (5% return before expenses)	$1,000	$1,017.05	$7.95	1.58%

Class B

Actual(b)	$1,000	$1,103.60	$12.22	2.33%

Hypothetical (5% return before expenses)	$1,000	$1,013.31	$11.70	2.33%

Class C

Actual(b)	$1,000	$1,102.90	$12.22	2.33%

Hypothetical (5% return before expenses)	$1,000	$1,013.31	$11.70	2.33%

Class I

Actual(b)	$1,000	$1,110.10	$5.16	.98%

Hypothetical (5% return before expenses)	$1,000	$1,020.04	$4.94	.98%

Class R4

Actual(b)	$1,000	$1,108.60	$6.68	1.27%

Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.39	1.27%

Class Z

Actual(b)	$1,000	$1,107.80	$6.62	1.26%

Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.34	1.26%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +10.74% for Class A, +10.36% for Class B, +10.29% for Class C, +11.01% for Class I, +10.86% for Class R4 and +10.78% for Class Z.

10  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Columbia Multi-Advisor International Value Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.8%)

AUSTRALIA (4.2%)
Alumina Ltd.(a)	665,320	$1,666,307
Australia & New Zealand Banking Group Ltd.(a)	118,300	3,151,190
Commonwealth Property Office Fund(a)(b)	2,840,891	2,856,544
David Jones Ltd.(a)(b)	205,026	1,050,071
Incitec Pivot Ltd.(a)	196,098	811,598
Monadelphous Group Ltd.(a)	43,927	927,735
National Australia Bank Ltd.(a)	258,821	7,705,821
Newcrest Mining Ltd.(a)	73,653	3,354,513
Telstra Corp., Ltd.(a)	448,600	1,432,875
Transfield Services Ltd.(a)	662,176	2,587,278

Total		25,543,932

AUSTRIA (0.4%)
OMV AG(a)	49,500	2,257,428

BELGIUM (1.6%)
Belgacom SA(a)(b)	80,252	3,156,467
Delhaize Group SA(a)	39,051	3,381,349
KBC Groep NV(a)	72,499	2,955,150

Total		9,492,966

BERMUDA (0.8%)
Axis Capital Holdings Ltd.(a)	65,178	2,304,694
Esprit Holdings Ltd.(a)	611,100	2,550,330

Total		4,855,024

BRAZIL (1.3%)
Banco do Brasil SA(a)	79,300	1,456,757
Centrais Eletricas Brasileiras SA, ADR(a)(b)	121,597	2,278,728
Embraer SA(a)	188,800	1,494,126
Vale SA, ADR(a)(b)	86,600	2,589,340

Total		7,818,951

CANADA (6.2%)
Agrium, Inc.(a)	14,500	1,314,295
Barrick Gold Corp.(a)	97,907	4,994,236
Cameco Corp.(a)	50,693	1,494,430
Kinross Gold Corp.(a)	229,972	3,642,756
Magna International, Inc., Class A(a)(b)(c)	72,300	3,715,295
Morguard Real Estate Investment Trust(a)	47,700	760,760
National Bank of Canada(a)	42,200	3,494,106
Nexen, Inc.(a)	116,172	3,070,426
Nexen, Inc.(a)	192,908	5,103,300
Northern Property Real Estate Investment Trust, Unit(a)	33,300	1,044,947
Pason Systems, Inc.(a)	127,700	2,092,004
Penn West Energy Trust, Unit(a)(b)(c)	105,571	2,709,152
Suncor Energy, Inc.(a)	67,878	3,125,103
Toronto-Dominion Bank (The)(a)(b)	7,200	623,394
Yellow Media, Inc.(a)(b)	119,500	601,194

Total		37,785,398

CAYMAN ISLANDS (0.2%)
Evergrande Real Estate Group Ltd.(a)(b)	1,911,000	1,366,490

DENMARK (0.4%)
Christian Hansen Holding A/S(a)	43,498	990,888
Danske Bank AS(a)(c)	71,846	1,726,553

Total		2,717,441

FINLAND (0.5%)
Nokia OYJ, ADR(a)(b)	357,465	3,299,402

FRANCE (12.2%)
Areva SA(a)(b)	37,730	1,739,104
BNP Paribas(a)	42,890	3,394,223
Boiron SA(a)	16,272	724,243
Bouygues SA(a)(b)	116,900	5,820,318
Cap Gemini SA(a)	50,857	3,081,998
Carrefour SA(a)	77,442	3,671,650
Cie de St. Gobain(a)	33,200	2,293,238
Cie Generale de Geophysique-Veritas(a)(c)	75,200	2,659,257
EDF SA(a)	56,577	2,381,988
Euler Hermes SA(a)(c)	7,628	813,132
Faurecia(a)(c)	28,000	1,155,001
France Telecom SA(a)	177,500	4,163,087

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

FRANCE (cont.)
IPSOS(a)	28,819	$1,498,253
Lagardere SCA(a)	11,195	491,558
Medica SA(a)(c)	24,823	512,159
Mersen(a)	27,559	1,675,212
Neopost SA(a)(b)	29,643	2,828,407
Nexans SA(a)	19,237	2,038,951
Renault SA(a)(c)	82,700	5,039,285
Rubis(a)	5,466	671,965
Sanofi-Aventis SA(a)	116,703	9,230,439
Societe Generale(a)	116,014	7,760,030
Thales SA(a)	79,168	3,497,270
Vivendi SA(a)	206,570	6,481,788

Total		73,622,556

GERMANY (6.6%)
Allianz SE(a)(b)	61,181	9,632,720
Bilfinger Berger SE(a)(c)	23,357	2,249,727
Deutsche Bank AG(a)	6,300	411,508
E.ON AG(a)(b)	226,500	7,742,890
ElringKlinger AG(a)	35,416	1,242,430
Fielmann AG(a)(b)	13,141	1,398,668
GFK SE(a)	21,592	1,224,872
MTU Aero Engines Holding AG(a)(c)	13,879	1,063,819
Muenchener Rueckversicherungs AG(a)(b)	22,400	3,697,662
QIAGEN NV(a)(c)	58,397	1,249,849
Rational AG(a)(c)	3,997	1,104,997
Siemens AG(a)	17,467	2,541,074
Symrise AG(a)	80,677	2,661,148
ThyssenKrupp AG(a)	66,300	3,050,591
Wincor Nixdorf AG(a)	11,387	941,115

Total		40,213,070

HONG KONG (1.1%)
AMVIG Holdings Ltd.(a)	1,487,000	1,075,661
Arts Optical International Holdings(a)	394,000	171,606
ASM Pacific Technology Ltd.(a)(b)	85,500	1,151,765
New World Development Ltd.(a)	1,542,000	2,713,772
Pacific Basin Shipping Ltd.(a)(b)	2,240,000	1,392,772

Total		6,505,576

INDIA (0.4%)
Hindalco Industries Ltd.(a)	200,100	979,551
Tata Steel Ltd.(a)	118,400	1,654,557

Total		2,634,108

INDONESIA (0.3%)
Telekomunikasi Indonesia Tbk PT, ADR(a)	50,488	1,824,636

IRELAND (0.1%)
Glanbia PLC(a)	139,107	897,297

ITALY (3.2%)
ENI SpA(a)	183,500	4,905,829
Telecom Italia SpA(a)(b)	4,088,459	5,280,502
Telecom Italia SpA(a)	3,202,200	4,823,569
UniCredit SpA(a)	1,604,625	4,130,688

Total		19,140,588

JAPAN (23.6%)
Ariake Japan Co., Ltd.(a)	50,300	849,747
Asahi Breweries Ltd.(a)	165,500	3,109,061
Asahi Glass Co., Ltd.(a)	341,000	4,329,442
Bridgestone Corp.(a)	170,500	3,765,734
Coca-Cola West Co., Ltd.(a)(b)	257,900	5,341,168
Dai Nippon Printing Co., Ltd.(a)(b)	352,000	4,222,586
Daiichi Sankyo Co., Ltd.(a)(b)	60,600	1,190,757
East Japan Railway Co.(a)	32,700	1,817,483
FCC Co., Ltd.(a)(b)	78,300	1,843,698
FUJIFILM Holdings Corp.(a)	89,400	2,779,257
Fujitsu Ltd.(a)	426,000	2,440,847
Hogy Medical Co., Ltd.(a)	30,500	1,259,692
Horiba Ltd.(a)	52,900	1,591,576
Japan Steel Works Ltd. (The)(a)	96,000	775,344
Japan Tobacco, Inc.(a)	1,667	6,478,458
JFE Holdings, Inc.(a)	98,400	2,693,430
Kao Corp.(a)	58,700	1,469,410
Konami Corp.(a)	63,900	1,273,580
Konica Minolta Holdings, Inc.(a)	240,000	2,113,451
Mabuchi Motor Co., Ltd.(a)(b)	67,500	3,348,905
Miraca Holdings, Inc.(a)	33,400	1,271,707
Mitsubishi Corp.(a)	94,300	2,558,140
Mitsubishi Electric Corp.(a)	177,000	1,970,592

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

JAPAN (cont.)
Mitsubishi Gas Chemical Co., Inc.(a)	235,000	$1,841,094
Mitsubishi UFJ Financial Group, Inc.(a)	194,900	935,440
Mitsui & Co., Ltd.(a)	57,900	1,030,336
Mitsui Fudosan Co., Ltd.(a)	90,000	1,561,969
Miura Co., Ltd.(a)(b)	24,100	684,735
MS&AD Insurance Group Holdings, Inc.(a)	166,100	3,889,707
NAMCO BANDAI Holdings, Inc.(a)	70,900	782,990
NGK Spark Plug Co., Ltd.(a)	175,000	2,435,984
Nifco, Inc.(a)	78,700	1,989,873
Nintendo Co., Ltd.(a)	7,900	1,869,252
Nippon Telegraph & Telephone Corp.(a)(b)	107,400	5,004,557
Nippon Telegraph & Telephone Corp., ADR(a)	194,492	4,502,490
Nissan Motor Co., Ltd.(a)	541,700	5,211,974
ORIX Corp.(a)(b)	22,530	2,213,463
Panasonic Corp.(a)	117,000	1,438,673
Rohm Co., Ltd.(a)	34,600	2,083,822
Sankyo Co., Ltd.(a)	44,300	2,303,845
Sekisui House Ltd.(a)	233,000	2,258,638
Seven & I Holdings Co., Ltd.(a)	114,900	2,891,585
Sharp Corp.(a)(b)	364,000	3,349,030
Shimano, Inc.(a)(b)	9,500	509,857
Shiseido Co., Ltd.(a)(b)	152,900	2,543,252
Sony Corp.(a)	79,500	2,244,720
Sumco Corp.(a)(b)(c)	46,600	898,899
Sumitomo Electric Industries Ltd.(a)	265,700	3,699,382
Sumitomo Mitsui Financial Group, Inc.(a)	134,600	4,180,928
Sumitomo Mitsui Trust Holdings, Inc.(a)	517,029	1,779,996
Sumitomo Rubber Industries Ltd.(a)	93,200	1,056,117
Taiyo Holdings Co., Ltd.(a)	22,200	685,975
Takeda Pharmaceutical Co., Ltd.(a)(b)	18,500	896,562
Tokyo Electric Power Co., Inc. (The)(a)	297,000	1,592,787
Tokyo Gas Co., Ltd.(a)	154,000	687,077
Toshiba Corp.(a)	507,000	2,699,721
Toyota Motor Corp.(a)	147,000	5,863,999
Toyota Motor Corp., ADR(a)	26,196	2,087,297
Ushio, Inc.(a)(b)	46,000	936,629
Wacoal Holdings Corp.(a)(b)	174,000	2,265,179
West Japan Railway Co.(a)(b)	391	1,425,873

Total		142,827,772

KOREA (2.3%)
Hana Financial Group, Inc.(a)	18,800	797,660
KB Financial Group, Inc.(a)	21,387	1,146,460
Korea Electric Power Corp., ADR(a)(b)(c)	208,128	2,518,349
LG Display Co., Ltd.(a)	16,900	606,221
LG Electronics, Inc.(a)	17,529	1,687,529
Samsung Electronics Co., Ltd.(a)	2,760	2,305,375
SK Telecom Co., Ltd., ADR(a)(b)	245,325	4,656,268

Total		13,717,862

NETHERLANDS (3.6%)
Aegon NV(a)(c)	353,800	2,809,330
ING Groep NV-CVA(a)(c)	570,400	7,519,148
Koninklijke Ahold NV(a)(b)	216,900	3,045,237
Koninklijke Boskalis Westminster NV(a)	58,346	3,102,881
Koninklijke DSM NV(a)(b)	30,574	2,108,002
SBM Offshore NV(a)(c)	35,216	1,030,424
Wolters Kluwer NV(a)(b)	101,079	2,354,988

Total		21,970,010

NEW ZEALAND (0.6%)
Auckland International Airport Ltd.(a)	457,635	823,458
Fisher & Paykel Healthcare Corp., Ltd.(a)	534,145	1,338,411
Sky City Entertainment Group Ltd.(a)	402,611	1,161,529

Total		3,323,398

NORWAY (0.8%)
Farstad Shipping ASA(a)	25,797	904,710
Statoil ASA(a)(b)	55,431	1,621,747
Telenor ASA(a)	140,800	2,432,722

Total		4,959,179

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)
PORTUGAL (0.5%)
EDP-Energias de Portugal SA(a)	701,400	$2,867,305

RUSSIAN FEDERATION (0.9%)
Gazprom OAO, ADR(a)(b)	185,896	3,149,774
Lukoil OAO, ADR(a)(b)	29,550	2,053,782

Total		5,203,556

SINGAPORE (2.4%)
Ascendas Real Estate Investment Trust(a)	957,000	1,589,428
CapitaMall Trust(a)	1,826,099	2,824,655
Ezra Holdings Ltd.(a)	554,000	749,170
Hyflux Ltd.(a)	774,000	1,361,277
SATS Ltd.(a)	895,000	1,888,824
SembCorp Industries Ltd.(a)	341,000	1,506,595
SIA Engineering Co., Ltd.(a)	649,000	2,212,063
SMRT Corp., Ltd.(a)	374,000	581,044
StarHub Ltd.(a)	736,000	1,727,795

Total		14,440,851

SOUTH AFRICA (1.2%)
AngloGold Ashanti Ltd., ADR(a)(b)	82,697	4,215,893
Gold Fields Ltd.(a)	180,084	3,217,099

Total		7,432,992

SPAIN (0.2%)
Prosegur Cia de Seguridad SA(a)	15,309	935,341

SWEDEN (0.2%)
AF AB, Series B(a)	45,657	1,016,288

SWITZERLAND (2.9%)
Clariant AG(a)(c)	68,400	1,419,399
Novartis AG(a)(b)	116,780	6,932,547
Roche Holding AG(a)	31,500	5,109,191
UBS AG(a)(c)	92,361	1,846,152
UBS AG(a)(c)	112,858	2,257,160

Total		17,564,449

TAIWAN (0.3%)
AU Optronics Corp.(a)(c)	1,339,960	1,080,113
Lite-On Technology Corp.(a)	433,000	549,052
Pegatron Corp.(a)(c)	330,000	349,156

Total		1,978,321

TURKEY (0.2%)
Turkiye Is Bankasi, Series C(a)	306,500	1,084,135

UNITED KINGDOM (19.6%)
AstraZeneca PLC(a)	278,064	13,796,951
Aviva PLC(a)	566,700	4,241,178
BAE Systems PLC(a)	638,000	3,502,180
Barclays PLC(a)	833,200	3,961,045
Bodycote PLC(a)	137,614	896,575
BP PLC(a)	758,500	5,830,801
Cobham PLC(a)	289,163	1,104,530
Cookson Group PLC(a)(c)	124,800	1,497,241
Croda International PLC(a)	97,780	3,072,220
De La Rue PLC(a)	153,291	2,029,193
Diploma PLC(a)	168,035	1,032,892
Firstgroup PLC(a)	277,900	1,510,080
GKN PLC(a)	868,300	3,240,055
GlaxoSmithKline PLC(a)	201,332	4,398,105
Greene King PLC(a)	75,254	616,688
Halma PLC(a)	225,951	1,411,159
Home Retail Group PLC(a)	480,612	1,773,983
Imperial Tobacco Group PLC(a)	165,300	5,830,530
Interserve PLC(a)	142,443	668,582
Laird PLC(a)	411,689	966,857
Lloyds Banking Group PLC(a)(c)	1,755,000	1,742,465
Rentokil Initial PLC(a)(c)	763,900	1,206,767
Rexam PLC(a)	454,263	2,968,842
Rio Tinto PLC(a)	123,200	8,989,326
Rotork PLC(a)	96,361	2,769,003
Royal Dutch Shell PLC, ADR(a)(b)	51,863	4,063,985
Royal Dutch Shell PLC, Class A(a)	210,211	8,120,114
Serco Group PLC(a)	95,676	904,946
Spectris PLC(a)	78,879	1,954,673
Spirax-Sarco Engineering PLC(a)	25,458	855,951
Thomas Cook Group PLC(a)	555,500	1,593,861
TT electronics PLC(a)	241,361	719,636
Ultra Electronics Holdings PLC(a)	68,653	1,981,576
Victrex PLC(a)	54,494	1,339,329
Vodafone Group PLC(a)	3,741,001	10,814,495
Weir Group PLC (The)(a)	112,953	3,638,091

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

UNITED KINGDOM (cont.)
Xstrata PLC(a)	145,500	$3,731,950

Total		118,775,855

Total Common Stocks
(Cost: $521,437,341)		$598,072,177

Preferred Stocks (0.1%)

FRANCE (0.1%)
Areva SA(a)(c)	2,991	$135,916

Total Preferred Stocks
(Cost: $128,454)		$135,916

	Shares	Value

Money Market Fund (0.4%)

Columbia Short-Term Cash Fund, 0.195%(d)(e)	2,316,183	$2,316,183

Total Money Market Fund
(Cost: $2,316,183)		$2,316,183

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (11.0%)

Asset-Backed Commercial Paper (0.6%)
Cancara Asset Securitisation LLC
05/09/11	0.220%	$1,999,670	$1,999,670
Royal Park Investments Funding Corp.
06/17/11	0.601%	1,996,933	1,996,933

Total			3,996,603

Certificates of Deposit (1.5%)
Bank of Tokyo Securities
05/02/11	0.100%	3,000,000	3,000,000
Barclays Bank PLC
06/15/11	0.400%	1,000,000	1,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
05/12/11	0.400%	1,000,000	1,000,000
Skandinaviska Enskilda Banken
05/06/11	0.210%	2,000,000	2,000,000
Sumitomo Trust & Banking Co., Ltd.
05/25/11	0.370%	999,086	999,086
United Overseas Bank Ltd.
07/25/11	0.290%	1,000,000	1,000,000

Total			8,999,086

Commercial Paper (0.5%)
Macquarie Bank Ltd.
06/30/11	0.400%	1,997,956	1,997,956
PB Capital Corp.
05/16/11	0.591%	998,443	998,443

Total			2,996,399

Money Market Fund (0.8%)
JP Morgan Prime Money Market Fund, 0.010%(d)		5,000,000	5,000,000

Repurchase Agreements (7.6%)
Cantor Fitzgerald & Co. dated 04/29/11, matures 05/02/11, repurchase $20,000,117(f)
	0.070%	20,000,000	20,000,000
Citigroup Global Markets, Inc. dated 04/29/11, matures 05/02/11, repurchase price $5,000,046(f)
	0.110%	5,000,000	5,000,000
Goldman Sachs & Co. dated 04/29/11, matures 05/02/11, repurchase price $13,783,236(f)
	0.050%	13,783,179	13,783,179
Nomura Securities dated 04/29/11, matures 05/02/11, repurchase price $7,000,035(f)
	0.060%	7,000,000	7,000,000

Total			45,783,179

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $66,775,267)			$66,775,267

Total Investments
(Cost: $590,657,245)			$667,299,543
Other Assets & Liabilities, Net			(62,133,742)

Net Assets			$605,165,801

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2011:

	Percentage of
Industry	Net Assets	Value(a)
Aerospace & Defense	2.1%	$12,643,502
Auto Components	3.4	20,444,188
Automobiles	3.0	18,202,554
Beverages	1.4	8,450,229
Building Products	1.1	6,622,680
Capital Markets	0.7	4,514,820
Chemicals	2.7	16,243,949
Commercial Banks	8.6	52,026,040
Commercial Services & Supplies	2.0	11,886,110
Communications Equipment	0.5	3,299,402
Computers & Peripherals	1.2	6,979,890
Construction & Engineering	2.1	12,769,243
Containers & Packaging	0.7	4,044,503
Diversified Financial Services	1.6	9,732,611
Diversified Telecommunication Services	5.4	32,620,906
Electric Utilities	3.2	19,382,046
Electrical Equipment	2.6	15,544,691
Electronic Equipment, Instruments & Components	2.0	12,142,382
Energy Equipment & Services	1.2	7,435,565
Food & Staples Retailing	2.1	12,989,823
Food Products	0.3	1,747,044
Gas Utilities	0.2	1,359,043
Health Care Equipment & Supplies	0.4	2,598,103
Health Care Providers & Services	0.3	1,783,865
Hotels, Restaurants & Leisure	0.6	3,372,078
Household Durables	1.8	10,978,590
Industrial Conglomerates	0.9	5,544,910
Insurance	4.5	27,388,422
Internet & Catalog Retail	0.3	1,773,983
IT Services	0.5	3,081,998
Leisure Equipment & Products	0.6	3,596,691
Life Sciences Tools & Services	0.2	1,249,849
Machinery	1.8	10,724,698
Marine	0.2	1,392,772
Media	2.1	12,652,653
Metals & Mining	7.4	44,779,549
Multiline Retail	0.2	1,050,071
Office Electronics	0.8	4,941,858
Oil, Gas & Consumable Fuels	7.9	47,505,869
Personal Products	0.7	4,012,662
Pharmaceuticals	7.0	42,278,796
Professional Services	0.2	1,016,288

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	Net Assets	Value(a)
Real Estate Investment Trusts (REITs)	1.5%	$9,076,335
Real Estate Management & Development	0.9	5,642,231
Road & Rail	0.9	5,334,480
Semiconductors & Semiconductor Equipment	1.1	6,439,861
Software	0.5	3,142,832
Specialty Retail	0.7	3,948,998
Textiles, Apparel & Luxury Goods	0.4	2,436,785
Tobacco	2.0	12,308,988
Trading Companies & Distributors	0.6	3,588,475
Transportation Infrastructure	0.8	4,924,345
Water Utilities	0.2	1,361,278
Wireless Telecommunication Services	2.8	17,198,559
Other(1)	11.4	69,091,450

Total		$667,299,543

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

At April 30, 2011, $169,918 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.
Futures Contracts Outstanding at April 30, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
Dow Jones EURO STOXX 50 Index	52	$2,269,774	June 2011	$117,961	$—
Forward Foreign Currency Exchange Contracts Open at April 30, 2011

		Currency to	Currency to	Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered	be Received	Appreciation	Depreciation
Jackson Partners & Associates Inc.	May 4, 2011	130,138 (SGD)	105,836 (USD)	$—	$(481)

Jackson Partners & Associates Inc.	May 9, 2011	14,630,921 (JPY)	178,176 (USD)	—	(1,269)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

Forward Foreign Currency Exchange Contracts Open at April 30, 2011 (continued)

		Currency to	Currency to	Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered	be Received	Appreciation	Depreciation
J.P. Morgan Securities, Inc.	May 16, 2011	15,928,000 (CAD)	16,060,568 (USD)	$—	$(768,886)

J.P. Morgan Securities, Inc.	May 16, 2011	609,142,000 (JPY)	7,424,553 (USD)	—	(85,482)

J.P. Morgan Securities, Inc.	May 16, 2011	6,101,975 (USD)	6,081,000 (AUD)	552,156	—

J.P. Morgan Securities, Inc.	May 16, 2011	7,125,126 (USD)	46,127,000 (SEK)	503,314	—

J.P. Morgan Securities, Inc.	July 29, 2011	3,476,000 (AUD)	3,692,930 (USD)	—	(72,899)

J.P. Morgan Securities, Inc.	August 15, 2011	4,189,000 (CHF)	4,689,984 (USD)	—	(155,326)

J.P. Morgan Securities, Inc.	August 15, 2011	6,833,000 (GBP)	11,136,458 (USD)	—	(260,458)

J.P. Morgan Securities, Inc.	August 15, 2011	1,627,073,000 (JPY)	19,575,930 (USD)	—	(495,475)

J.P. Morgan Securities, Inc.	August 15, 2011	19,157,130 (USD)	13,316,000 (EUR)	505,058	—

J.P. Morgan Securities, Inc.	August 15, 2011	15,141,243 (USD)	82,142,000 (NOK)	413,672	—

J.P. Morgan Securities, Inc.	August 15, 2011	9,336,640 (USD)	58,271,000 (SEK)	249,086	—

Total				$2,223,286	$(1,840,276)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 98.84% of net assets.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(e)	Investments in affiliates during the period ended April 30, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$3,949,432	$103,859,116	$(105,492,365)	$—	$2,316,183	$6,717	$2,316,183

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.070%)
Security Description	Value
Fannie Mae Interest Strip	$1,174,446
Fannie Mae Pool	10,949,236
Fannie Mae Principal Strip	87,034
Fannie Mae REMICS	45,999
Fannie Mae Whole Loan	1,966
Federal Farm Credit Bank	166,175
Federal Home Loan Bank Discount Notes	667
Federal Home Loan Banks	358,815
Federal Home Loan Mortgage Corp	109,360
Federal National Mortgage Association	116,416
Freddie Mac Non Gold Pool	3,992,607
Freddie Mac REMICS	774,864
Freddie Mac Strips	96,771
Ginnie Mae I Pool	145,031
Ginnie Mae II Pool	874,052
Government National Mortgage Association	257,996
United States Treasury Inflation Indexed Bonds	74,316
United States Treasury Strip Coupon	1,105,448
United States Treasury Strip Principal	68,801

Total Market Value of Collateral Securities	$20,400,000

Citigroup Global Markets, Inc. (0.110%)
Security Description	Value
Fannie Mae	$67,980
Fannie Mae Benchmark REMIC	20,145
Fannie Mae REMICS	1,641,367
Fannie Mae Whole Loan	37,180
Freddie Mac Reference REMIC	141,365
Freddie Mac REMICS	2,656,742
Government National Mortgage Association	535,221

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  19

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.050%)
Security Description	Value
Government National Mortgage Association	$14,058,843

Total Market Value of Collateral Securities	$14,058,843

Nomura Securities (0.060%)
Security Description	Value
Ginnie Mae II Pool	$7,140,000

Total Market Value of Collateral Securities	$7,140,000

Abbreviation Legend

ADR	American Depositary Receipt
Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$6,403,786	$72,052,805	$—	$78,456,591
Consumer Staples	—	39,508,745	—	39,508,745
Energy	21,658,399	33,283,035	—	54,941,434
Financials	11,941,818	96,438,640	—	108,380,458
Health Care	—	47,910,613	—	47,910,613
Industrials	1,494,127	90,362,153	—	91,856,280
Information Technology	3,299,402	36,728,821	—	40,028,223
Materials	16,756,520	48,311,481	—	65,068,001
Telecommunication Services	10,983,395	38,836,070	—	49,819,465
Utilities	4,797,077	17,305,290	—	22,102,367
Preferred Stocks
Industrials	—	135,916	—	135,916

Total Equity Securities	77,334,524	520,873,569	—	598,208,093

Other
Affiliated Money Market Fund(c)	2,316,183	—	—	2,316,183
Investments of Cash Collateral Received for Securities on Loan	5,000,000	61,775,267	—	66,775,267

Total Other	7,316,183	61,775,267	—	69,091,450

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Investments in Securities	$84,650,707	$582,648,836	$—	$667,299,543
Derivatives(d)
Assets
Futures Contracts	117,961	—	—	117,961
Forward Foreign Currency Exchange Contracts	—	2,223,286	—	2,223,286
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,840,276)	—	(1,840,276)

Total	$84,768,668	$583,031,846	$—	$667,800,514

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $432,472,140. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  23

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $521,565,795)	$598,208,093
Affiliated issuers (identified cost $2,316,183)	2,316,183
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $20,992,088)	20,992,088
Repurchase agreements (identified cost $45,783,179)	45,783,179

Total investments (identified cost $590,657,245)	667,299,543
Cash	22,079
Foreign currency (identified cost $1,059,338)	1,077,958
Margin deposits on future contracts	169,918
Unrealized appreciation on forward foreign currency exchange contracts	2,223,286
Receivable for:
Capital shares sold	193,440
Investments sold	5,195,851
Dividends	2,426,840
Interest	115,258
Reclaims	706,315
Variation margin on futures contracts	4,621

Total assets	679,435,109

Liabilities
Due upon return of securities on loan	66,775,267
Unrealized depreciation on forward foreign currency exchange contracts	1,840,276
Payable for:
Investments purchased	3,826,367
Capital shares purchased	1,538,973
Investment management fees	14,610
Distribution fees	4,191
Transfer agent fees	60,915
Administration fees	1,312
Plan administration fees	3
Other expenses	207,394

Total liabilities	74,269,308

Net assets applicable to outstanding shares	$605,165,801

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Represented by
Paid-in capital	$846,461,034
Excess of distributions over net investment income	(1,578,084)
Accumulated net realized loss	(316,991,635)
Unrealized appreciation (depreciation) on:
Investments	76,642,298
Foreign currency translations	131,217
Forward foreign currency exchange contracts	383,010
Futures contracts	117,961

Total — representing net assets applicable to outstanding shares	$605,165,801

*Value of securities on loan	$63,588,188

Net assets applicable to outstanding shares
Class A	$394,845,704
Class B	$45,784,509
Class C	$8,394,401
Class I	$155,729,232
Class R4	$372,438
Class Z	$39,517
Shares outstanding
Class A	59,998,320
Class B	7,372,692
Class C	1,363,694
Class I	23,074,322
Class R4	55,514
Class Z	5,863
Net asset value per share
Class A(a)	$6.58
Class B	$6.21
Class C	$6.16
Class I	$6.75
Class R4	$6.71
Class Z	$6.74

(a)	The maximum offering price per share for Class A is $6.98. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  25

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$9,038,572
Interest	590
Dividends from affiliates	6,717
Income from securities lending — net	215,261
Foreign taxes withheld	(953,547)

Total income	8,307,593

Expenses:
Investment management fees	2,597,465
Distribution fees
Class A	506,262
Class B	232,726
Class C	43,183
Transfer agent fees
Class A	712,771
Class B	81,702
Class C	15,206
Class R4	228
Class Z	5
Administration fees	250,470
Plan administration fees Class R4	490
Compensation of board members	7,299
Custodian fees	86,881
Printing and postage fees	71,950
Registration fees	37,361
Professional fees	21,875
Other	18,879

Total expenses	4,684,753

Net investment income	3,622,840

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$33,261,393
Foreign currency transactions	296,698
Forward foreign currency exchange contracts	(22,264)
Futures contracts	60,262

Net realized gain	33,596,089
Net change in unrealized appreciation (depreciation) on:
Investments	27,165,277
Foreign currency translations	(79,509)
Forward foreign currency exchange contracts	910,014
Futures contracts	63,137

Net change in unrealized appreciation	28,058,919

Net realized and unrealized gain	61,655,008

Net increase in net assets resulting from operations	$65,277,848

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  27

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment income	$3,622,840	$10,409,444
Net realized gain	33,596,089	12,138,087
Net change in unrealized appreciation	28,058,919	57,400,160

Net increase in net assets resulting from operations	65,277,848	79,947,691

Distributions to shareholders from:
Net investment income
Class A	(12,527,546)	(10,408,224)
Class B	(998,877)	(1,121,420)
Class C	(220,987)	(172,298)
Class I	(6,811,007)	(5,085,878)
Class R4	(12,836)	(13,053)
Class Z	(93)	—

Total distributions to shareholders	(20,571,346)	(16,800,873)

Decrease in net assets from share transactions	(110,841,600)	(376,927,018)

Total decrease in net assets	(66,135,098)	(313,780,200)
Net assets at beginning of period	671,300,899	985,081,099

Net assets at end of period	$605,165,801	$671,300,899

Undistributed (excess of distributions over) net investment income	$(1,578,084)	$15,370,422

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,082,505	6,746,917	4,466,848	25,727,678
Conversions from Class B	704	4,360	2,821,183	15,742,220
Distributions reinvested	2,000,699	11,984,187	1,785,615	10,178,009
Redemptions	(12,758,779)	(79,632,513)	(64,709,819)	(378,889,345)

Net decrease	(9,674,871)	(60,897,049)	(55,636,173)	(327,241,438)

Class B shares
Subscriptions	34,116	201,852	445,851	2,412,868
Distributions reinvested	171,626	973,120	203,446	1,094,541
Conversions to Class A	(752)	(4,360)	(3,004,236)	(15,742,220)
Redemptions	(1,231,727)	(7,250,579)	(4,362,934)	(23,429,375)

Net decrease	(1,026,737)	(6,079,967)	(6,717,873)	(35,664,186)

Class C shares
Subscriptions	50,464	294,036	133,474	716,272
Distributions reinvested	37,292	209,578	30,881	165,521
Redemptions	(333,975)	(1,946,377)	(611,973)	(3,268,727)

Net decrease	(246,219)	(1,442,763)	(447,618)	(2,386,934)

Class I shares
Subscriptions	714,552	4,553,610	1,724,085	10,330,572
Distributions reinvested	1,111,042	6,810,686	872,325	5,085,653
Redemptions	(8,230,804)	(53,782,721)	(4,474,321)	(26,916,804)

Net decrease	(6,405,210)	(42,418,425)	(1,877,911)	(11,500,579)

Class R4 shares
Subscriptions	570	3,535	1,191	7,051
Distributions reinvested	2,072	12,640	2,226	12,910
Redemptions	(8,588)	(55,420)	(27,075)	(156,342)

Net decrease	(5,946)	(39,245)	(23,658)	(136,381)

Class Z shares
Subscriptions	5,452	35,849	411	2,500

Net increase	5,452	35,849	411	2,500

Total net decrease	(17,353,531)	(110,841,600)	(64,702,822)	(376,927,018)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months
Class A	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$6.13		$5.67	$5.02	$12.14	$11.00	$9.00

Income from investment operations:
Net investment income	0.03		0.08	0.08	0.22	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.61		0.50	1.04	(6.16)	2.10	2.47

Total from investment operations	0.64		0.58	1.12	(5.94)	2.28	2.58

Less distributions to shareholders from:
Net investment income	(0.19)		(0.12)	—	—	(0.13)	(0.22)
Net realized gains	—		—	(0.47)	(1.18)	(1.01)	(0.36)

Total distributions to shareholders	(0.19)		(0.12)	(0.47)	(1.18)	(1.14)	(0.58)

Net asset value, end of period	$6.58		$6.13	$5.67	$5.02	$12.14	$11.00

Total return	10.74%		10.36%	24.97% (a)	(53.60% )	22.31%	29.93%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.58%	(c)	1.57%	1.48%	1.29%	1.38%	1.55%

Net expenses after fees waived or expenses reimbursed(d)	1.58%	(c)	1.57%	1.48%	1.29%	1.38%	1.47%

Net investment income	1.06%	(c)	1.37%	1.73%	2.42%	1.54%	1.20%

Supplemental data
Net assets, end of period (in thousands)	$394,846		$427,389	$710,323	$659,381	$2,032,189	$1,541,661

Portfolio turnover	20%		34%	63%	40%	28%	31%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

	Six months
Class B	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$5.75		$5.32	$4.78	$11.69	$10.63	$8.72

Income from investment operations:
Net investment income	0.01		0.03	0.05	0.15	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.57		0.48	0.96	(5.88)	2.03	2.38

Total from investment operations	0.58		0.51	1.01	(5.73)	2.12	2.43

Less distributions to shareholders from:
Net investment income	(0.12)		(0.08)	—	—	(0.05)	(0.16)
Net realized gains	—		—	(0.47)	(1.18)	(1.01)	(0.36)

Total distributions to shareholders	(0.12)		(0.08)	(0.47)	(1.18)	(1.06)	(0.52)

Net asset value, end of period	$6.21		$5.75	$5.32	$4.78	$11.69	$10.63

Total return	10.36%		9.63%	23.82% (a)	(53.90% )	21.37%	28.93%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.33%	(c)	2.35%	2.25%	2.05%	2.14%	2.32%

Net expenses after fees waived or expenses reimbursed(d)	2.33%	(c)	2.35%	2.25%	2.05%	2.14%	2.24%

Net investment income	0.32%	(c)	0.62%	1.03%	1.69%	0.80%	0.45%

Supplemental data
Net assets, end of period (in thousands)	$45,785		$48,327	$80,458	$112,548	$394,631	$380,209

Portfolio turnover	20%		34%	63%	40%	28%	31%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  31

Financial Highlights (continued)

	Six months
Class C	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$5.73		$5.31	$4.76	$11.66	$10.62	$8.71

Income from investment operations:
Net investment income	0.01		0.03	0.04	0.14	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.57		0.48	0.98	(5.86)	2.03	2.37

Total from investment operations	0.58		0.51	1.02	(5.72)	2.12	2.43

Less distributions to shareholders from:
Net investment income	(0.15)		(0.09)	—	—	(0.07)	(0.16)
Net realized gains	—		—	(0.47)	(1.18)	(1.01)	(0.36)

Total distributions to shareholders	(0.15)		(0.09)	(0.47)	(1.18)	(1.08)	(0.52)

Net asset value, end of period	$6.16		$5.73	$5.31	$4.76	$11.66	$10.62

Total return	10.29%		9.66%	24.14% (a)	(53.96% )	21.35%	29.05%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.33%	(c)	2.33%	2.24%	2.04%	2.13%	2.32%

Net expenses after fees waived or expenses reimbursed(d)	2.33%	(c)	2.33%	2.24%	2.04%	2.13%	2.24%

Net investment income	0.31%	(c)	0.60%	1.01%	1.68%	0.82%	0.44%

Supplemental data
Net assets, end of period (in thousands)	$8,394		$9,218	$10,917	$12,610	$37,691	$25,604

Portfolio turnover	20%		34%	63%	40%	28%	31%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

	Six months
Class I	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$6.31		$5.83	$5.12	$12.30	$11.13	$9.09

Income from investment operations:
Net investment income	0.05		0.11	0.12	0.27	0.26	0.14
Net realized and unrealized gain (loss) on investments	0.62		0.53	1.06	(6.27)	2.09	2.52

Total from investment operations	0.67		0.64	1.18	(6.00)	2.35	2.66

Less distributions to shareholders from:
Net investment income	(0.23)		(0.16)	—	—	(0.17)	(0.26)
Net realized gains	—		—	(0.47)	(1.18)	(1.01)	(0.36)

Total distributions to shareholders	(0.23)		(0.16)	(0.47)	(1.18)	(1.18)	(0.62)

Net asset value, end of period	$6.75		$6.31	$5.83	$5.12	$12.30	$11.13

Total return	11.01%		11.25%	25.72% (a)	(53.37% )	22.79%	30.56%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%	(c)	0.95%	0.83%	0.84%	0.97%	1.12%

Net expenses after fees waived or expenses reimbursed(d)	0.98%	(c)	0.95%	0.83%	0.84%	0.97%	1.04%

Net investment income	1.58%	(c)	1.96%	2.49%	3.02%	2.18%	1.54%

Supplemental data
Net assets, end of period (in thousands)	$155,729		$185,979	$182,889	$95,736	$196,111	$89,263

Portfolio turnover	20%		34%	63%	40%	28%	31%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  33

Financial Highlights (continued)

	Six months
Class R4	ended April 30,		Year ended Oct. 31,
Per share data	2011		2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$6.26		$5.80	$5.10	$12.23	$11.08	$9.06

Income from investment operations:
Net investment income	0.04		0.10	0.10	0.25	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.62		0.51	1.07	(6.20)	2.12	2.50

Total from investment operations	0.66		0.61	1.17	(5.95)	2.31	2.62

Less distributions to shareholders from:
Net investment income	(0.21)		(0.15)	—	—	(0.15)	(0.24)
Net realized gains	—		—	(0.47)	(1.18)	(1.01)	(0.36)

Total distributions to shareholders	(0.21)		(0.15)	(0.47)	(1.18)	(1.16)	(0.60)

Net asset value, end of period	$6.71		$6.26	$5.80	$5.10	$12.23	$11.08

Total return	10.86%		10.77%	25.61% (a)	(53.27% )	22.42%	30.17%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.27%	(c)	1.27%	1.14%	1.13%	1.26%	1.38%

Net expenses after fees waived or expenses reimbursed(d)	1.27%	(c)	1.27%	1.00%	0.87%	1.26%	1.30%

Net investment income	1.39%	(c)	1.67%	2.14%	2.75%	1.68%	1.44%

Supplemental data
Net assets, end of period (in thousands)	$372		$385	$493	$558	$2,167	$1,779

Portfolio turnover	20%		34%	63%	40%	28%	31%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

	Six months		Year ended
Class Z	ended April 30,		Oct. 31,
Per share data	2011		2010(e)
	(Unaudited)
Net asset value, beginning of period	$6.31		$6.09

Income from investment operations:
Net investment income	0.11		0.01
Net realized and unrealized gain on investments	0.55		0.21

Total from investment operations	0.66		0.22

Less distributions to shareholders from:
Net investment income	(0.23)		—

Total distributions to shareholders	(0.23)		—

Net asset value, end of period	$6.74		$6.31

Total return	10.78%		3.61%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.26%	(c)	1.21%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.26%	(c)	1.21%	(c)

Net investment income	3.74%	(c)	1.70%	(c)

Supplemental data
Net assets, end of period (in thousands)	$40		$3

Portfolio turnover	20%		34%

Notes to Financial Highlights

(a)	During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1. Organization

Columbia Multi-Advisor International Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource International Managers Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

36  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be

38  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset (such as a security, currency or stock index) at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

40  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Fair Values of Derivative Instruments at April 30, 2011

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
Risk Exposure	and Liabilities			and Liabilities
Category	Location	Fair Value		Location	Fair Value
Equity contracts	Net assets – unrealized appreciation on futures contracts	117,961	*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,223,286		Unrealized depreciation on forward foreign currency exchange contracts	$1,840,276

Total		$2,341,247			$1,840,276

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Futures	Total
Equity contracts	$—	$60,262	$60,262

Foreign exchange contracts	(22,264)	—	$(22,264)

Total	$(22,264)	$60,262	$37,998

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Futures	Total
Equity contracts	$—	$63,137	$63,137

Foreign exchange contracts	910,014	—	$910,014

Total	$910,014	$63,137	$973,151

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts Opened
Forward foreign currency exchange contracts	322

Futures contracts	144

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

42  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.900% to 0.775% as the Fund’s net assets increase. The fee

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Notes to Financial Statements (continued)

may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $193,408 for the six months ended April 30, 2011. The management fee for the six months ended April 30, 2011 was 0.82% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. Furthermore, effective October 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund would compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. The PIA was eliminated as of March 31, 2011.

Subadvisory Agreement
The Investment Manager has Subadvisory Agreements with AllianceBernstein L.P., Tradewinds Global Investors, LLC and Mondrian Investment Partners Limited, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination of the allocation that is in the best interests of the shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the six months ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to

44  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, other expenses paid to this company were $34.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

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Notes to Financial Statements (continued)

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.35%
Class B	0.35
Class C	0.35
Class R4	0.05
Class Z	0.27

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,413,000 and $171,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $129,580 for Class A, $12,829 for Class B and $221 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and

46  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.65%
Class B	2.40
Class C	2.40
Class I	1.20
Class R4	1.50
Class Z	1.40

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $590,657,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$105,233,000
Unrealized depreciation	(28,590,000)

Net unrealized appreciation	$76,643,000

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Notes to Financial Statements (continued)

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$340,858,587
2018	2,168,950

Total	$343,027,537

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $122,375,444 and $242,522,945, respectively, for the six months ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral

48  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

upon the return of the securities loaned. At April 30, 2011, securities valued at $63,588,188 were on loan, secured by cash collateral of $66,775,267 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares. At April 30, 2011, the Investment Manager and affiliated funds-of-funds owned approximately 25% of the total outstanding Funds shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  49

Notes to Financial Statements (continued)

amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility at no time could exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 10. Significant Risks

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

50  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

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Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

52  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) of Columbia Multi-Advisor International Value Fund (the Fund) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment.

The IMS Agreement was approved by the Fund’s shareholders at a meeting held on Feb. 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource International Managers Series, Inc., on behalf of the Fund, on Dec. 28, 2010, and is incorporated herein by reference.

Approval of the Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Multi-Advisor International Value Fund (the “Fund”). Under an investment management services agreement, Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under the subadvisory agreements (the “Subadvisory Agreements”) between Columbia Management and each of AllianceBernstein, L.P. (“AllianceBernstein”),

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  53

Approval of the Subadvisory Agreements (continued)

Tradewinds Global Investors, LLC, and Mondrian Investment Partners Limited (collectively, the “Subadvisers”), the Subadvisers perform portfolio management and related services for the Fund.

At the in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 12-14, 2011 (the “April Meeting”), Independent Legal Counsel reviewed with the independent Board members (the “Independent Directors”) various factors relevant to the Board’s consideration of the Subadvisory Agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the each of Subadvisory Agreements.

Nature, Extent and Quality of Services Provided by the Subadvisers:  The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel. The Board observed that it has previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered each Subadviser’s investment strategy/style as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of each Subadviser and its capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreements, including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreements. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreements with each Subadviser, each of which is unaffiliated with the investment manager, the Board concluded that the services being performed under each Subadvisory Agreement were of a reasonably high quality and, with respect to AllianceBernstein, were of an acceptable quality.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under each Subadvisory Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the

54  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style. Additionally, the Board reviewed the performance of each of the Subadvisers. With respect to AllianceBernstein, the Board took into account management’s view that its relative underperformance reflected the interrelationship of market conditions with the particular investment strategies employed by the AllianceBernstein team. The Board observed that management was exploring ways in which to improve the performance of this portion of the Fund’s portfolio.

Additionally, the Board reviewed Columbia Management’s process for selecting and monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the retention of each Subadviser.

Costs of Services Provided:  The Board reviewed the level of subadvisory fees, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for each Subadviser was comparable to those charged by other subadvisers to similar funds managed by the investment manager.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because each Subadviser’s fees are paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and approved at the Board’s meeting in September 2010.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under each Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of each Subadvisory Agreement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT  55

Results of Meeting of Shareholders

Columbia Multi-Advisor International Value Fund

Special Meeting of Shareholders held on February 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1. To elect directors to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	1,049,902,229.408	22,422,389.052	0.00	0.00
02	Edward J. Boudreau, Jr.	1,049,654,847.032	22,669,771.428	0.00	0.00
03	Pamela G. Carlton	1,050,290,432.499	22,034,185.961	0.00	0.00
04	William P. Carmichael	1,049,190,203.983	23,134,414.476	0.00	0.00
05	Patricia M. Flynn	1,050,076,997.069	22,247,621.390	0.00	0.00
06	William A. Hawkins	1,049,397,261.760	22,927,356.699	0.00	0.00
07	R. Glenn Hilliard	1,049,130,463.734	23,194,154.726	0.00	0.00
08	Stephen R. Lewis, Jr.	1,049,215,645.860	23,108,972.599	0.00	0.00
09	John F. Maher	1,049,869,047.967	22,455,570.492	0.00	0.00
10	John J. Nagorniak	1,049,370,610.504	22,954,007.956	0.00	0.00
11	Catherine James Paglia	1,050,162,862.892	22,161,755.568	0.00	0.00
12	Leroy C. Richie	1,049,316,977.505	23,007,640.955	0.00	0.00
13	Anthony M. Santomero	1,049,390,977.133	22,933,641.326	0.00	0.00
14	Minor M. Shaw	1,049,378,414.089	22,946,204.371	0.00	0.00
15	Alison Taunton-Rigby	1,049,762,832.025	22,561,786.435	0.00	0.00
16	William F. Truscott	1,049,642,526.104	22,682,092.355	0.00	0.00

Proposal 2. To approve a proposed amendment to the Articles of Incorporation.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
974,697,714.218	17,086,274.376	16,523,043.696	64,017,586.170

*	All dollars of RiverSource International Managers Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
483,560,961.912	13,747,538.813	15,848,244.195	79,649,225.790

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
482,129,196.619	15,749,123.896	15,278,430.585	79,649,219.610

56  COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 SEMIANNUAL REPORT

Columbia Multi-Advisor International Value Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6253 L (6/11)

Semiannual Report

Columbia
Seligman Global Technology Fund

Semiannual Report for the Period Ended
April 30, 2011

Columbia Seligman Global Technology Fund seeks to provide long-term capital appreciation.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Fund Expenses Example	8

Portfolio of Investments	10

Statement of Assets and Liabilities	19

Statement of Operations	21

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	33

Proxy Voting	50

Approval of Investment Management Services Agreement	50

Results of Meeting of Shareholders	51

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Seligman Global Technology Fund (the Fund) Class A shares gained 9.32% (excluding sales charge) for the six months ended April 30, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index, which advanced 10.52% for the same six-month period.

>	The Fund also underperformed the broad global equity market, as represented by the MSCI World Index, which gained 15.04% for the same six-month period.

>	The Fund also underperformed its peer group, the Lipper Global Science & Technology Funds Index, which increased 17.79% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Columbia Seligman Global Technology Fund Class A (excluding sales charge)	+9.32%	+14.82%	+8.99%	+7.32%	+3.04%

MSCI World IT Index(1) (unmanaged)	+10.52%	+11.10%	+3.23%	+3.98%	+0.31%

MSCI World Index(2) (unmanaged)	+15.04%	+18.87%	+0.01%	+2.89%	+4.43%

Lipper Global Science & Technology Funds Index(3) (unmanaged)	+17.79%	+28.52%	+11.50%	+7.81%	N/A

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Morgan Stanley Capital International World Information Technology Index (the “MSCI World IT Index”) is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
(2)	The Morgan Stanley Capital International World Index (the “MSCI World Index”), is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
(3)	The Lipper Global Science & Technology Funds Index (the “Lipper Index”) includes the 10 largest global science and technology funds tracked by Lipper Inc. The index’s returns include new reinvested dividends.

4  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	6 months*	1 year	3 years	5 years	10 years	inception**
Class A (inception 5/23/94)	+9.32%	+14.82%	+8.99%	+7.32%	+3.04%	N/A

Class B (inception 4/22/96)	+8.93%	+13.92%	+8.18%	+6.52%	+2.26%	N/A

Class C (inception 5/27/99)	+8.89%	+13.94%	+8.18%	+6.54%	+2.26%	N/A

Class I (inception 8/3/09)	+9.55%	+15.32%	N/A	N/A	N/A	+23.03%

Class R (inception 4/30/03)	+9.16%	+14.52%	+8.69%	+7.05%	N/A	+11.58%

Class R4 (inception 8/3/09)	+9.43%	+15.04%	N/A	N/A	N/A	+22.67%

Class R5 (inception 8/3/09)	+9.55%	+15.28%	N/A	N/A	N/A	+22.96%

Class Z (inception 9/27/10)	+9.48%	N/A	N/A	N/A	N/A	+15.62%*

With sales charge
Class A (inception 5/23/94)	+3.05%	+8.19%	+6.86%	+6.06%	+2.43%	N/A

Class B (inception 4/22/96)	+3.93%	+8.92%	+7.32%	+6.21%	+2.26%	N/A

Class C (inception 5/27/99)	+7.89%	+12.94%	+8.18%	+6.54%	+2.26%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.
**	For classes with less than 10 years performance.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  5

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

SECTOR BREAKDOWN(1) (at April 30, 2011)

Consumer Discretionary	0.6%

Health Care	2.3

Industrials	1.0

Information Technology	90.2

Materials	0.8

Telecommunication Services	0.5

Other(2)	4.6

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS(1) (at April 30, 2011)

Symantec Corp.	5.4%

Amdocs Ltd.	5.0

Synopsys, Inc.	4.9

Apple, Inc.	4.1

BMC Software, Inc.	3.8

Check Point Software Technologies Ltd.	3.7

Hewlett-Packard Co.	3.6

Parametric Technology Corp.	3.4

Microsoft Corp.	3.4

Nuance Communications, Inc.	3.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  7

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,093.20	$7.83	1.50%

Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54	1.50%

Class B

Actual(b)	$1,000	$1,089.30	$11.72	2.25%

Hypothetical (5% return before expenses)	$1,000	$1,013.71	$11.30	2.25%

Class C

Actual(b)	$1,000	$1,088.90	$11.72	2.25%

Hypothetical (5% return before expenses)	$1,000	$1,013.71	$11.30	2.25%

Class I

Actual(b)	$1,000	$1,095.50	$5.69	1.09%

Hypothetical (5% return before expenses)	$1,000	$1,019.50	$5.49	1.09%

Class R

Actual(b)	$1,000	$1,091.60	$9.13	1.75%

Hypothetical (5% return before expenses)	$1,000	$1,016.21	$8.80	1.75%

Class R4

Actual(b)	$1,000	$1,094.30	$6.89	1.32%

Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.64	1.32%

Class R5

Actual(b)	$1,000	$1,095.50	$5.59	1.07%

Hypothetical (5% return before expenses)	$1,000	$1,019.60	$5.39	1.07%

Class Z

Actual(b)	$1,000	$1,094.80	$6.06	1.16%

Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.84	1.16%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +9.32% for Class A, +8.93% for Class B, +8.89% for Class C, +9.55% for Class I, +9.16% for Class R, +9.43% for Class R4, +9.55% for Class R5 and +9.48% for Class Z.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments
Columbia Seligman Global Technology Fund
April 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (95.1%)

CONSUMER DISCRETIONARY (0.5%)
Internet & Catalog Retail (0.5%)
Amazon.com, Inc.(a)	16,600	$3,261,900

TOTAL CONSUMER DISCRECTIONARY		3,261,900

HEALTH CARE (2.3%)
Health Care Equipment & Supplies (1.2%)
Baxter International, Inc.	123,700	7,038,530

Life Sciences Tools & Services (1.1%)
Thermo Fisher Scientific, Inc.(a)	113,500	6,808,865

TOTAL HEALTH CARE		13,847,395

INDUSTRIALS (1.0%)
Electrical Equipment (1.0%)
Nidec Corp.(b)	65,600	5,734,005

TOTAL INDUSTRIALS		5,734,005

INFORMATION TECHNOLOGY (89.9%)
Communications Equipment (4.6%)
Alcatel-Lucent, ADR(a)(b)(c)	162,700	1,064,058
HTC Corp.(b)	107,000	4,870,285
Netgear, Inc.(a)	8,900	371,575
QUALCOMM, Inc.	326,071	18,533,876
Research In Motion Ltd.(a)(b)	47,100	2,291,415

Total		27,131,209

Computers & Peripherals (11.7%)
Apple, Inc.(a)	66,655	23,211,271
Electronics for Imaging, Inc.(a)(c)	275,503	4,948,034
Gemalto NV(b)	92,100	4,720,604
Hewlett-Packard Co.	510,345	20,602,628
NetApp, Inc.(a)	152,000	7,900,960
Toshiba Corp.(b)	1,555,900	8,285,002

Total		69,668,499

Electronic Equipment, Instruments & Components (6.3%)
AU Optronics Corp., ADR(a)(b)(c)	493,000	3,993,300
Avnet, Inc.(a)	193,000	7,009,760
Elster Group SE, ADR(a)(b)	122,301	1,893,219
Ingenico(b)(c)	82,200	4,079,252
Jabil Circuit, Inc.	197,400	3,916,416
Kyocera Corp.(b)	41,600	4,589,933
Murata Manufacturing Co., Ltd.(b)	41,300	2,982,866
Tripod Technology Corp.(b)	1,086,000	5,145,950
Unimicron Technology Corp.(b)	2,532,100	4,177,052

Total		37,787,748

Internet Software & Services (4.5%)
Baidu, Inc., ADR(a)(b)	89,900	13,351,948
Google, Inc., Class A(a)	9,600	5,223,360
Netease.com, ADR(a)(b)(c)	69,500	3,424,960
Velti PLC(a)(b)	189,500	3,625,704
Velti PLC(a)(b)	57,740	1,063,571

Total		26,689,543

IT Services (8.5%)
Amdocs Ltd.(a)(b)	920,238	28,297,319
Atos Origin SA(a)(b)	58,400	3,598,798
Infosys Technologies Ltd., ADR(b)(c)	93,300	6,081,294
InterXion Holding NV(a)(b)	164,547	2,464,914
Rolta India Ltd.(b)	2,523,335	7,882,603
Teradata Corp.(a)	40,100	2,242,392

Total		50,567,320

Office Electronics (2.9%)
Canon, Inc.(b)	171,400	8,071,664
Xerox Corp.	920,800	9,290,872

Total		17,362,536

Semiconductors & Semiconductor Equipment (14.9%)
Advanced Micro Devices, Inc.(a)(c)	1,333,800	12,137,580
Advanced Semiconductor Engineering, Inc.(b)	2,501,000	2,929,240
Amkor Technology, Inc.(a)	244,000	1,634,800
ASML Holding NV(b)(c)	198,200	8,206,580
ASML Holding NV(b)	188,400	7,867,584
Infineon Technologies AG(b)	294,300	3,340,757
Intel Corp.	435,041	10,088,601
KLA-Tencor Corp.	299,800	13,161,220
Lam Research Corp.(a)	104,000	5,024,240
Maxim Integrated Products, Inc.	68,700	1,878,258
Microsemi Corp.(a)	214,900	5,071,640

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment (cont.)
Novellus Systems, Inc.(a)	317,800	$10,201,380
Samsung Electronics Co., Ltd.(b)	8,542	7,134,968

Total		88,676,848

SOFTWARE (36.5%)
Application Software (17.0%)
Aspen Technology, Inc.(a)	342,814	5,138,782
JDA Software Group, Inc.(a)	310,800	10,184,916
NICE Systems Ltd., ADR(a)(b)(c)	275,200	10,493,376
Nuance Communications, Inc.(a)(c)	911,199	18,861,819
Parametric Technology Corp.(a)	798,636	19,382,896
Synopsys, Inc.(a)	1,022,672	28,010,986
Taleo Corp., Class A(a)(c)	142,300	5,161,221
Temenos Group AG(a)(b)	126,600	4,207,804

Total		101,441,800

Systems Software (19.5%)
BMC Software, Inc.(a)	425,056	21,350,563
Check Point Software Technologies Ltd.(a)(b)(c)	385,005	21,148,325
Microsoft Corp.	742,116	19,309,858
Oracle Corp.	456,700	16,464,035
Sourcefire, Inc.(a)(c)	84,000	2,236,080
Symantec Corp.(a)	1,547,662	30,411,558
VMware, Inc., Class A(a)	55,900	5,334,537

Total		116,254,956

TOTAL SOFTWARE		217,696,756

TOTAL INFORMATION TECHNOLOGY		535,580,459

MATERIALS (0.9%)
Chemicals (0.9%)
JSR Corp.(b)	238,000	5,007,054

TOTAL MATERIALS		5,007,054

TELECOMMUNICATION SERVICES (0.5%)
Diversified Telecommunication Services (0.5%)
Deutsche Telekom AG(b)	190,500	3,164,414

TOTAL TELECOMMUNICATION SERVICES		3,164,414

Total Common Stocks
(Cost: $462,848,432)		$566,595,227

	Shares	Value

Money Market Fund (4.6%)

Columbia Short-Term Cash Fund, 0.195%(d)(e)	27,343,851	$27,343,851

Total Money Market Fund
(Cost: $27,343,851)		$27,343,851

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (10.6%)

Asset-Backed Commercial Paper (0.5%)
Antalis US Funding Corp.
05/23/11	0.340%	$1,998,980	$1,998,980
Rhein-Main Securitisation Ltd.
05/06/11	0.370%	999,815	999,815

Total			2,998,795

Certificates of Deposit (1.0%)
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
05/12/11	0.400%	1,000,000	1,000,000
Skandinaviska Enskilda Banken
05/06/11	0.210%	3,000,000	3,000,000
United Overseas Bank Ltd.
07/25/11	0.290%	2,000,000	2,000,000

Total			6,000,000

Commercial Paper (0.3%)
Macquarie Bank Ltd.
06/30/11	0.400%	1,997,956	1,997,956

Other Short-Term Obligations (0.3%)
Natixis Financial Products LLC
05/02/11	0.450%	2,000,000	2,000,000

Repurchase Agreements (8.5%)
BNP Paribas Securities Corp. dated 04/29/11, matures 05/02/11, repurchase price $10,000,025(f)
	0.030%	10,000,000	10,000,000
Cantor Fitzgerald & Co. dated 04-29-11, matures 05-02-11 repurchase $18,000,105(f)
	0.070%	18,000,000	18,000,000
Deutsche Bank AG dated 04/29/11, matures 05/02/11, repurchase price $2,398,312(f)
	0.050%	2,398,302	2,398,302

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 04/29/11, matures 05/02/11, repurchase price $15,000,088(f)
	0.070%	$15,000,000	$15,000,000
Natixis Financial Products, Inc. dated 04/29/11, matures 05/02/11, repurchase price $5,000,046(f)
	0.110%	5,000,000	5,000,000

Total			50,398,302

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $63,395,053)			63,395,053

Total Investments
(Cost: $553,587,336)			$657,334,131
Other Assets & Liabilities, Net			(61,750,692)

Net Assets			$595,583,439

Summary of Investments in Securities by Country

The following table represents the portfolio investments of the Fund by country as a percentage of net assets at April 30, 2011.

Percentage of
Country	Net Assets
Canada	0.4%
Cayman Islands	2.8
France	1.5
Germany	1.4
Guernsey	4.8
India	2.3
Israel	5.3
Japan	5.8
Korea	1.2
Netherlands	3.9
Switzerland	0.7
Taiwan	3.6
United Kingdom	0.8

Total Foreign Securities	34.5
United States	75.9

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at April 30, 2011

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange Date	be Delivered		be Received		Appreciation	Depreciation
UBS Securities	May 6, 2011	3,309,448		$272,228,546		$46,678	$—
		(USD	)	(JPY	)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 34.45% of net assets.

(c)	At April 30, 2011, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(e)	Investments in affiliates during the period ended April 30, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$61,648,987	$180,669,394	$(214,974,530)	$—	$27,343,851	$37,320	$27,343,851

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP Paribas Securities Corp. (0.030%)
Security Description	Value
United States Treasury Note/Bond	$10,200,000

Total Market Value of Collateral Securities	$10,200,000

Cantor Fitzgerald & Co. (0.070%)
Security Description	Value
Fannie Mae Interest Strip	$1,057,001
Fannie Mae Pool	9,854,312
Fannie Mae Principal Strip	78,330
Fannie Mae REMICS	41,399
Fannie Mae Whole Loan	1,769
Federal Farm Credit Bank	149,557
Federal Home Loan Bank Discount Notes	600

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.070%) (continued)
Security Description	Value
Federal Home Loan Banks	$322,934
Federal Home Loan Mortgage Corp	98,424
Federal National Mortgage Association	104,775
Freddie Mac Non Gold Pool	3,593,347
Freddie Mac REMICS	697,377
Freddie Mac Strips	87,094
Ginnie Mae I Pool	130,528
Ginnie Mae II Pool	786,647
Government National Mortgage Association	232,197
United States Treasury Inflation Indexed Bonds	66,885
United States Treasury Strip Coupon	994,903
United States Treasury Strip Principal	61,921

Total Market Value of Collateral Securities	$18,360,000

Deutsche Bank AG (0.050%)
Security Description	Value
Fannie Mae Pool	$2,446,268

Total Market Value of Collateral Securities	$2,446,268

Mizuho Securities USA, Inc. (0.070%)
Security Description	Value
Fannie Mae Benchmark REMIC	$31,222
Fannie Mae Pool	3,852,618
Fannie Mae REMICS	859,189
Freddie Mac Gold Pool	3,993,486
Freddie Mac Non Gold Pool	63,248
Freddie Mac REMICS	474,541
Ginnie Mae I Pool	4,334,162
Ginnie Mae II Pool	2,970
Government National Mortgage Association	1,688,564

Total Market Value of Collateral Securities	$15,300,000

Natixis Financial Products, Inc. (0.110%)
Security Description	Value
Fannie Mae Interest Strip	$211,255
Fannie Mae Pool	15,008
Fannie Mae REMICS	2,735,268
Freddie Mac Gold Pool	12,079

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.110%) (continued)
Security Description	Value
Freddie Mac Non Gold Pool	$13,664
Freddie Mac REMICS	1,406,863
Government National Mortgage Association	59,685
United States Treasury Note/Bond	646,225

Total Market Value of Collateral Securities	$5,100,047

Abbreviation Legend

ADR	American Depositary Receipt
Currency Legend

JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$3,261,900	$—	$—	$3,261,900
Health Care	13,847,395	—	—	13,847,395
Industrials	—	5,734,005	—	5,734,005
Information Technology	447,731,396	87,849,063	—	535,580,459
Materials	—	5,007,054	—	5,007,054
Telecommunication Services	—	3,164,414	—	3,164,414

Total Equity Securities	464,840,691	101,754,536	—	566,595,227

Other
Affiliated Money Market Fund(c)	27,343,851	—	—	27,343,851
Investments of Cash Collateral Received for Securities on Loan	—	63,395,053	—	63,395,053

Total Other	27,343,851	63,395,053	—	90,738,904

Investments in Securities	492,184,542	165,149,589	—	657,334,131
Derivatives(d)
Assets
Forward Foreign Currency Exchange Contracts	—	46,678	—	46,678

Total	$492,184,542	$165,196,267	$—	$657,380,809

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $56,935,870. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $462,848,432)	$566,595,227
Affiliated issuers (identified cost $27,343,851)	27,343,851
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $12,996,751)	12,996,751
Repurchase agreements (identified cost $50,398,302)	50,398,302

Total investments (identified cost $553,587,336)	657,334,131
Foreign currency (identified cost $62)	63
Unrealized appreciation on forward foreign currency exchange contracts	46,678
Receivable for:
Capital shares sold	520,157
Investments sold	13,905,709
Dividends	477,156
Interest	8,496
Reclaims	4,496

Total assets	672,296,886

Liabilities
Due upon return of securities on loan	63,395,053
Payable for:
Investments purchased	12,119,964
Capital shares purchased	811,108
Investment management fees	13,963
Distribution fees	5,966
Transfer agent fees	43,478
Administration fees	967
Plan administration fees	3
Other expenses	322,945

Total liabilities	76,713,447

Net assets applicable to outstanding shares	$595,583,439

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  19

Statement of Assets and Liabilities (continued)
April 30, 2011 (Unaudited)

Represented by
Paid-in capital	$548,860,044
Excess of distributions over net investment income	(7,435,543)
Accumulated net realized loss	(49,605,740)
Unrealized appreciation (depreciation) on:
Investments	103,746,795
Foreign currency translations	(28,795)
Forward foreign currency exchange contracts	46,678

Total — representing net assets applicable to outstanding shares	$595,583,439

*Value of securities on loan	$61,958,461

Net assets applicable to outstanding shares
Class A	$430,023,336
Class B	$19,768,949
Class C	$84,670,962
Class I	$12,014
Class R	$11,035,133
Class R4	$490,320
Class R5	$28,364,563
Class Z	$21,218,162
Shares outstanding
Class A	19,562,238
Class B	1,046,078
Class C	4,482,477
Class I	544
Class R	510,933
Class R4	22,269
Class R5	1,285,806
Class Z	961,990
Net asset value per share
Class A(a)	$21.98
Class B	$18.90
Class C	$18.89
Class I	$22.08
Class R	$21.60
Class R4	$22.02
Class R5	$22.06
Class Z	$22.06

(a)	The maximum offering price per share for Class A is $23.32. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Statement of Operations
Six months ended April 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$2,254,234
Interest	920
Dividends from affiliates	37,320
Income from securities lending — net	39,362
Foreign taxes withheld	(75,520)

Total income	2,256,316

Expenses:
Investment management fees	2,764,887
Distribution fees
Class A	538,119
Class B	98,630
Class C	413,177
Class R	24,980
Transfer agent fees
Class A	398,125
Class B	18,356
Class C	76,425
Class R	9,119
Class R4	25
Class R5	333
Class Z	1,088
Administration fees	218,572
Plan administration fees — Class R4	672
Custodian fees	18,600
Printing and postage fees	51,444
Registration fees	75,132
Professional fees	34,120
Other	37,772

Total expenses	4,779,576

Net investment loss	(2,523,260)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  21

Statement of Operations (continued)
Six months ended April 30, 2011 (Unaudited)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$35,702,851
Foreign currency transactions	50,052
Forward foreign currency exchange contracts	(3,323)

Net realized gain	35,749,580
Net change in unrealized appreciation (depreciation) on:
Investments	19,395,745
Foreign currency translations	(9,031)
Forward foreign currency exchange contracts	21,833

Net change in unrealized appreciation	19,408,547

Net realized and unrealized gain	55,158,127

Net increase in net assets resulting from operations	$52,634,867

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	April 30, 2011	October 31, 2010(a)
	(Unaudited)
Operations
Net investment loss	$(2,523,260)	$(5,202,126)
Net realized gain	35,749,580	59,341,533
Net change in unrealized appreciation	19,408,547	48,086,143

Net increase in net assets resulting from operations	52,634,867	102,225,550

Distributions to shareholders from:
Net investment income
Class A	(2,822,547)	—
Class C	(100,505)	—
Class I	(310,825)	—
Class R	(45,820)	—
Class R4	(4,568)	—
Class R5	(389,846)	—
Class Z	(200)	—

Total distributions to shareholders	(3,674,311)	—

Increase (decrease) in net assets from share transactions	(35,852,988)	32,516,615

Proceeds from regulatory settlement (Note 6)	—	870,884

Total increase in net assets	13,107,568	135,613,049
Net assets at beginning of period	582,475,871	446,862,822

Net assets at end of period	$595,583,439	$582,475,871

Excess of distributions over net investment income	$(7,435,543)	$(1,237,972)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,205,571	47,154,727	5,070,854	91,891,029
Conversions from Class B	15,273	322,153	265,430	4,758,800
Distributions reinvested	116,237	2,420,056	—	—
Redemptions	(3,454,902)	(73,266,529)	(4,406,744)	(80,241,777)

Net increase (decrease)	(1,117,821)	(23,369,593)	929,540	16,408,052

Class B shares
Subscriptions	42,581	785,751	272,647	4,262,505
Conversions to Class A	(17,768)	(322,153)	(308,981)	(4,758,800)
Redemptions	(105,878)	(1,925,453)	(378,398)	(5,955,317)

Net decrease	(81,065)	(1,461,855)	(414,732)	(6,451,612)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  23

Statement of Changes in Net Assets (continued)

	Six months ended
	April 30, 2011		Year ended
	(Unaudited)		October 31, 2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	238,279	4,382,480	483,907	7,621,369
Distributions reinvested	4,260	76,431	—	—
Redemptions	(374,295)	(6,783,731)	(769,727)	(12,055,839)

Net decrease	(131,756)	(2,324,820)	(285,820)	(4,434,470)

Class I shares
Subscriptions	13,859	310,495	56,889	1,044,785
Distributions reinvested	14,880	310,704	—	—
Redemptions	(1,430,699)	(31,266,877)	(96,492)	(1,776,499)

Net decrease	(1,401,960)	(30,645,678)	(39,603)	(731,714)

Class R shares
Subscriptions	110,438	2,307,849	328,350	5,858,676
Distributions reinvested	1,949	39,924	—	—
Redemptions	(62,227)	(1,295,039)	(183,339)	(3,261,760)

Net increase	50,160	1,052,734	145,011	2,596,916

Class R3 shares
Redemptions	—	—	(326)	(5,000)

Net increase (decrease)	—	—	(326)	(5,000)

Class R4 shares
Subscriptions	278	5,951	16,948	306,335
Distributions reinvested	218	4,535	—	—
Redemptions	(4,521)	(96,062)	(8,172)	(146,307)

Net increase (decrease)	(4,025)	(85,576)	8,776	160,028

Class R5 shares
Subscriptions	936,468	20,037,322	1,301,928	25,509,627
Distributions reinvested	18,677	389,775	—	—
Redemptions	(943,467)	(20,001,544)	(28,121)	(537,712)

Net increase	11,678	425,553	1,273,807	24,971,915

Class Z shares
Subscriptions	967,262	20,673,692	130	2,500
Distributions reinvested	8	172	—	—
Redemptions	(5,410)	(117,617)	—	—

Net increase	961,860	20,556,247	130	2,500

Total net increase (decrease)	(1,712,929)	(35,852,988)	1,616,783	32,516,615

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$20.24		$16.50		$11.77		$19.82	$15.42		$12.81

Income from investment operations:
Net investment loss	(0.08)		(0.16)		(0.20)		(0.21)	(0.21)		(0.19)
Net realized and unrealized gain (loss) on investments(a)	1.96		3.87		4.74		(7.84)	4.61		2.80

Total from investment operations	1.88		3.71		4.54		(8.05)	4.40		2.61

Less distributions to shareholders from:
Net investment income	(0.14)		—		—		—	—		—

Total distributions to shareholders	(0.14)		—		—		—	—		—

Proceeds from regulatory settlements	—		0.03		0.19		—	—		—

Net asset value, end of period	$21.98		$20.24		$16.50		$11.77	$19.82		$15.42

Total return	9.32%		22.67%	(b)	40.19%	(c)	(40.62% )	28.53%		20.37%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.50%	(e)	1.67%		1.92%		1.76%	1.75%		1.77%

Net expenses after fees waived or expenses reimbursed(f)	1.50%	(e)	1.57%		1.91%		1.76%	1.75%		1.77%

Net investment loss	(0.75%	)(e)	(0.89%	)	(1.46%	)	(1.23% )	(1.21%	)	(1.30%	)

Supplemental data
Net assets, end of period (in thousands)	$430,023		$418,600		$325,790		$165,249	$305,156		$247,066

Portfolio turnover	49%		111%		150%		171%	208%		195%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  25

Financial Highlights (continued)

Class B	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$17.35		$14.25		$10.24		$17.38	$13.62		$11.40

Income from investment operations:
Net investment loss	(0.14)		(0.26)		(0.26)		(0.29)	(0.30)		(0.26)
Net realized and unrealized gain (loss) on investments(a)	1.69		3.33		4.11		(6.85)	4.06		2.48

Total from investment operations	1.55		3.07		3.85		(7.14)	3.76		2.22

Proceeds from regulatory settlements	—		0.03		0.16		—	—		—

Net asset value, end of period	$18.90		$17.35		$14.25		$10.24	$17.38		$13.62

Total return	8.93%		21.75%	(g)	39.16%	(c)	(41.08% )	27.61%		19.47%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.25%	(e)	2.44%		2.64%		2.51%	2.50%		2.52%

Net expenses after fees waived or expenses reimbursed(f)	2.25%	(e)	2.34%		2.63%		2.51%	2.50%		2.52%

Net investment loss	(1.50%	)(e)	(1.66%	)	(2.21%	)	(1.98% )	(1.96%	)	(2.05%	)

Supplemental data
Net assets, end of period (in thousands)	$19,769		$19,558		$21,966		$7,086	$28,767		$32,534

Portfolio turnover	49%		111%		150%		171%	208%		195%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Class C	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$17.37		$14.25		$10.25		$17.39	$13.63		$11.40

Income from investment operations:
Net investment loss	(0.14)		(0.26)		(0.26)		(0.28)	(0.30)		(0.26)
Net realized and unrealized gain (loss) on investments(a)	1.68		3.35		4.10		(6.86)	4.06		2.49

Total from investment operations	1.54		3.09		3.84		(7.14)	3.76		2.23

Less distributions to shareholders from:
Net investment income	(0.02)		—		—		—	—		—

Total distributions to shareholders	(0.02)		—		—		—	—		—

Proceeds from regulatory settlements	—		0.03		0.16		—	—		—

Net asset value, end of period	$18.89		$17.37		$14.25		$10.25	$17.39		$13.63

Total return	8.89%		21.89%	(g)	39.02%	(c)	(41.06% )	27.59%		19.56%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.25%	(e)	2.43%		2.70%		2.51%	2.50%		2.52%

Net expenses after fees waived or expenses reimbursed(f)	2.25%	(e)	2.33%		2.69%		2.51%	2.50%		2.52%

Net investment loss	(1.50%	)(e)	(1.65%	)	(2.24%	)	(1.98% )	(1.96%	)	(2.05%	)

Supplemental data
Net assets, end of period (in thousands)	$84,671		$80,128		$69,849		$53,538	$27,633		$20,161

Portfolio turnover	49%		111%		150%		171%	208%		195%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  27

Financial Highlights (continued)

Class I	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009(h)
	(Unaudited)
Net asset value, beginning of period	$20.37		$16.52		$15.56

Income from investment operations:
Net investment loss	(0.03)		(0.08)		(0.03)
Net realized and unrealized gain on investments	1.96		3.90		0.99

Total from investment operations	1.93		3.82		0.96

Less distributions to shareholders from:
Net investment income	(0.22)		—		—

Total distributions to shareholders	(0.22)		—		—

Proceeds from regulatory settlement	—		0.03		—

Net asset value, end of period	$22.08		$20.37		$16.52

Total return	9.55%		23.31%	(b)	6.17%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.09%	(e)	1.17%		1.07%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.09%	(e)	1.12%		1.07%	(e)

Net investment loss	(0.28%	)(e)	(0.45%	)	(0.76%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$12		$28,563		$23,827

Portfolio turnover	49%		111%		150%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Class R	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009		2008	2007		2006
	(Unaudited)
Net asset value, beginning of period	$19.88		$16.25		$11.62		$19.62	$15.30		$12.74

Income from investment operations:
Net investment loss	(0.10)		(0.22)		(0.23)		(0.24)	(0.25)		(0.22)
Net realized and unrealized gain (loss) on investments(a)	1.92		3.82		4.68		(7.76)	4.57		2.78

Total from investment operations	1.82		3.60		4.45		(8.00)	4.32		2.56

Less distributions to shareholders from:
Net investment income	(0.10)		—		—		—	—		—

Total distributions to shareholders	(0.10)		—		—		—	—		—

Proceeds from regulatory settlements	—		0.03		0.18		—	—		—

Net asset value, end of period	$21.60		$19.88		$16.25		$11.62	$19.62		$15.30

Total return	9.16%		22.34%	(b)	39.85%	(c)	(40.77% )	28.23%		20.09%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.75%	(e)	1.95%		2.17%		2.01%	2.00%		2.02%

Net expenses after fees waived or expenses reimbursed(f)	1.75%	(e)	1.90%		2.17%		2.01%	2.00%		2.02%

Net investment loss	(1.00%	)(e)	(1.22%	)	(1.70%	)	(1.48% )	(1.46%	)	(1.55%	)

Supplemental data
Net assets, end of period (in thousands)	$11,035		$9,158		$5,131		$2,067	$1,282		$492

Portfolio turnover	49%		111%		150%		171%	208%		195%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  29

Financial Highlights (continued)

Class R4	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009(h)
	(Unaudited)
Net asset value, beginning of period	$20.29		$16.51		$15.56

Income from investment operations:
Net investment loss	(0.06)		(0.14)		(0.04)
Net realized and unrealized gain on investments	1.96		3.89		0.99

Total from investment operations	1.90		3.75		0.95

Less distributions to shareholders from:
Net investment income	(0.17)		—		—

Total distributions to shareholders	(0.17)		—		—

Proceeds from regulatory settlement	—		0.03		—

Net asset value, end of period	$22.02		$20.29		$16.51

Total return	9.43%		22.89%	(b)	6.10%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.32%	(e)	1.48%		1.38%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.32%	(e)	1.42%		1.38%	(e)

Net investment loss	(0.57%	)(e)	(0.75%	)	(1.07%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$490		$534		$289

Portfolio turnover	49%		111%		150%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Class R5	Six months ended		Year ended Oct. 31,
Per share data	April 30, 2011		2010		2009(h)
	(Unaudited)
Net asset value, beginning of period	$20.35		$16.52		$15.56

Income from investment operations:
Net investment loss	(0.04)		(0.42)		(0.02)
Net realized and unrealized gain on investments	1.97		4.22		0.98

Total from investment operations	1.93		3.80		0.96

Less distributions to shareholders from:
Net investment income	(0.22)		—		—

Total distributions to shareholders	(0.22)		—		—

Proceeds from regulatory settlement	—		0.03		—

Net asset value, end of period	$22.06		$20.35		$16.52

Total return	9.55%		23.18%	(b)	6.17%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.07%	(e)	1.28%		1.18%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.07%	(e)	1.13%		1.18%	(e)

Net investment loss	(0.33%	)(e)	(2.23%	)	(0.56%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$28,365		$25,932		$5

Portfolio turnover	49%		111%		150%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  31

Financial Highlights (continued)

			Year ended
Class Z	Six months ended		Oct. 31,
Per share data	April 30, 2011		2010(i)
	(Unaudited)
Net asset value, beginning of period	$20.36		$19.28

Income from investment operations:
Net investment loss	(0.03)		(0.03)
Net realized and unrealized gain on investments	1.95		1.11

Total from investment operations	1.92		1.08

Less distributions to shareholders from:
Net investment income	(0.22)		—

Total distributions to shareholders	(0.22)		—

Net asset value, end of period	$22.06		$20.36

Total return	9.48%		5.60%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.16%	(e)	1.31%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.16%	(e)	1.28%	(e)

Net investment loss	(0.27%	)(e)	(1.57%	)(e)

Supplemental data
Net assets, end of period (in thousands)	$21,218		$3

Portfolio turnover	49%		111%

Notes to Financial Highlights

(a)	Certain per share amounts for the period prior to November 1, 2006 were reclassified to conform to the current period’s presentation.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(h)	For the period from August 3, 2009 (when shares became available) to October 31, 2009.
(i)	For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1.	Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of Seligman Global Fund Series, Inc., a Maryland corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in

34  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

36  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of Derivative Instruments at April 30, 2011

	Asset Derivatives
	Statement of Assets
	and Liabilities
Risk Exposure Category	Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$46,678

Effect of Derivative Instruments in the Statement of Operations
for the Six Months Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts
Foreign exchange contracts	$(3,323)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts
Foreign exchange contracts	$21,833

Volume of Derivative Instruments for the Six Months Ended April 30, 2011
Contracts
Opened
Forward foreign currency exchange contracts	55

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  37

Notes to Financial Statements (continued)

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and

38  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.95% to 0.87% as the Fund’s net assets increased. The management fee for the six months ended April 30, 2011 was 0.92% of the Fund’s average daily net assets.

In September 2010, the Board approved a new IMSA that includes a decrease to the management fee rates payable by the investment manager. The new IMSA

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  39

Notes to Financial Statements (continued)

was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and the fee change became effective on March 1, 2011.

Administration Fees
Under an Administrative Services Agreement, Columbia Management Investment Advisers, LLC serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to March 1, 2011, the Fund paid an annual fee equal to a percentage of the Fund’s average daily net assets that declined from 0.08% to 0.05% as the Fund’s net assets increased. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. The fee for the six months ended April 30, 2011 was 0.07% of the Fund’s average daily net assets.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services

40  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.18
Class R4	0.01
Class R5	0.00	*
Class Z	0.11

*	Rounds to less than 0.01%.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $318,496. The liability remaining at April 30, 2011 for non-recurring charges associated with the lease amounted to $210,912 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  41

Notes to Financial Statements (continued)

daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $439,000 and $4,617,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $245,580 for Class A, $8,362 for Class B and $1,972 for Class C for the six months ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.77%
Class B	2.52
Class C	2.52
Class I	1.34
Class R	2.02
Class R4	1.64
Class R5	1.39
Class Z	1.52

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to any balance credits and/or overdraft charges from the Fund’s custodian,

42  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.57%
Class B	2.34
Class C	2.33
Class I	1.12
Class R	1.92
Class R4	1.42
Class R5	1.17
Class Z	1.32

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At April 30, 2011, the cost of investments for federal income tax purposes was approximately $553,587,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$108,868,000
Unrealized depreciation	(5,121,000)

Net unrealized appreciation	$103,747,000

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  43

Notes to Financial Statements (continued)

The following capital loss carryforward, determined as of October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2011	$17,073,210
2015	1,968,461
2016	37,526,708
2017	26,468,866

Total	$83,037,245

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5.	Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $279,573,068 and $292,905,477, respectively, for the six months ended April 30, 2011.

Note 6.	Regulatory Settlements

During the year ended October 31, 2010, the Fund received $870,884 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 7.	Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The

44  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $61,958,461 were on loan, secured by cash collateral of $63,395,053 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 8.	Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  45

Notes to Financial Statements (continued)

Note 9.	Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares.

Note 10.	Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2011.

Note 11.	Significant Risks

Technology and Technology-related Investment Risk
The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

46  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  47

Notes to Financial Statements (continued)

remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the

48  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  49

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011 and became effective on or about March 1, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by Seligman Global Fund Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

50  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Shareholders

Columbia Seligman Global Technology Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

Proposal 1. To elect directors to the Board.*

	Shares Voted	Shares Voted		Broker
	“For”	“Withhold”	Abstentions	Non-Votes
01 Kathleen Blatz	16,047,386.729	742,066.357	0.00	0.00
02 Edward J. Boudreau, Jr.	16,037,341.006	752,112.080	0.00	0.00
03 Pamela G. Carlton	16,075,383.044	714,070.042	0.00	0.00
04 William P. Carmichael	16,044,465.085	744,988.001	0.00	0.00
05 Patricia M. Flynn	16,039,594.845	749,858.241	0.00	0.00
06 William A. Hawkins	16,068,691.100	720,761.986	0.00	0.00
07 R. Glenn Hilliard	16,061,855.130	727,597.956	0.00	0.00
08 Stephen R. Lewis, Jr.	16,036,270.426	753,182.660	0.00	0.00
09 John F. Maher	16,068,398.074	721,055.012	0.00	0.00
10 John J. Nagorniak	16,028,834.995	760,618.091	0.00	0.00
11 Catherine James Paglia	16,034,476.039	754,977.047	0.00	0.00
12 Leroy C. Richie	16,012,898.479	776,554.607	0.00	0.00
13 Anthony M. Santomero	16,037,662.816	751,790.270	0.00	0.00
14 Minor M. Shaw	16,030,139.961	759,313.125	0.00	0.00
15 Alison Taunton-Rigby	16,033,105.021	756,348.065	0.00	0.00
16 William F. Truscott	16,076,513.438	712,939.648	0.00	0.00

Proposal 2. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
12,795,341.854	595,393.438	524,045.795	2,874,672.000

Proposal 3. To approve a proposal to authorize subadvisory agreements.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
11,627,905.771	1,784,526.203	502,337.112	2,874,684.000

*	All dollars of Seligman Global Fund Series, Inc. are voted together as a single class for election of directors.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 SEMIANNUAL REPORT  51

Columbia Seligman Global Technology Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9958 C (6/11)

Item 2.	Code of Ethics. Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	June 21, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	June 21, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	June 21, 2011